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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number: 811-05430
SSgA Funds
(Exact name of Registrant as specified in charter)
1301 2nd Avenue 18th Floor, Seattle Washington 98101
(Address of principal executive offices) (Zip code)
Sandra G. Richardson, Secretary and Chief Legal Officer
1096 Avenue of the Americas, 14th Floor
New York, NY 10036
212-702-7856

(Name and address of agent for service)
Registrant’s telephone number, including area code: 206-505-7877
Date of fiscal year end:    August 31
Date of reporting period: September 1, 2010 — August 31, 2011

Item 1. Reports to Stockholders

LIFE SOLUTIONS FUNDS
LS Balanced Fund
LS Balanced Fund – Class R
LS Growth Fund
LS Growth Fund – Class R
LS Income and Growth Fund
LS Income and Growth Fund – Class R

Annual Report
August 31, 2011

SSgA Funds
Life SolutionsSM Funds
Annual Report
August 31, 2011

“SSgA” is a registered trademark and “Life SolutionsSM” is a registered service mark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 This page has been intentionally left blank.

SSgA Funds
Letter from the President of SSgA Funds Management, Inc.

Dear Shareholder:

We are pleased to provide you with the August 31, 2011 Annual Report for the SSgA Funds which provides an overview of the investment discipline for each SSgA Fund as well as a discussion of management, performance data and related financial statements. As you review your overall investment strategy, we hope that you will find this information useful.

The U.S. economy and financial markets have followed an uncertain course and have been impacted this year by a number of unique events — the fractious battle over raising the debt ceiling, unrelenting high unemployment and Standard & Poor’s unprecedented decision to downgrade U.S. Government debt from a AAA credit rating to AA+. Additionally, the depressed housing market and an infectious lack of consumer confidence exacerbated equity volatility and underscored the continued flight to short-term bonds, Treasuries and money market funds, even as yields fell to record lows.

The international stage has featured similarly lackluster growth and pervasive volatility. A number of factors, from the fallout of the European debt crisis to policy tightening in developing countries, have combined to push the global economy to a saturation point where some have begun to question its ability to absorb additional market shocks.

In times when unrelenting volatility, dramatic selloffs and unexpected world events have heightened uncertainty for investors, we thank you for the confidence you have placed in the SSgA Funds.

Sincerely,

James Ross
President
SSgA Funds

President’s Letter	3

This page has been intentionally left blank.

SSgA Life Solutions
Balanced Fund

Portfolio Management Discussion and Analysis — August 31, 2011 (Unaudited)

Objective: Life Solutions Balanced Fund seeks a balance of growth of capital and income.**

 Life Solutions Balanced Fund — Institutional Class

Period Ended	Total
8/31/2011	Return

1 Year	12.48%
5 Years	1.08	%+
10 Years	3.79	%+

 Life Solutions Balanced Fund — Class R‡

Period Ended	Total
8/31/2011	Return

1 Year	11.65%
5 Years	0.48	%+
10 Years	3.22	%+

 Balanced Composite Market Index***

Period Ended	Total
8/31/2011	Return

1 Year	12.71%
5 Years	3.54	%+
10 Years	4.90	%+

 Russell 3000® Index#

Period Ended	Total
8/31/2011	Return

1 Year	19.30%
5 Years	1.14	%+
10 Years	3.36	%+

 Barclays Capital U.S. Aggregate Bond Index##

Period Ended	Total
8/31/2011	Return

1 Year	4.62%
5 Years	6.56	%+
10 Years	5.71	%+

 MSCI® EAFE® Index (Net dividend)###

Period Ended	Total
8/31/2011	Return

1 Year	10.01%
5 Years	-1.48	%+
10 Years	4.96	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the Life Solutions Balanced Fund Institutional Class and Class R as stated in the Fees and Expenses table of the prospectus dated December 20, 2010 are 1.12% and 1.77%, respectively.

See related Notes on following page.

Life Solutions Balanced Fund	5

SSgA Life Solutions
Balanced Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2011 (Unaudited)

The SSgA Life Solutions Balanced Fund (the “Fund”) seeks a balance of growth of capital and income. The Fund is benchmarked to the Balanced Composite Market Index (the “Index”).

How did the Fund’s performance for the 12-month period ended August 31, 2011 (the “Reporting Period”) compare to the performance of the Fund’s benchmark?

For the 12-month period ended August 31, 2011 (the “Reporting Period”), the total returns for the Institutional Class and Class R of the Fund were 12.48% and 11.65% respectively, and the total return for the Index was 12.71%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

How did market conditions impact the performance of the Fund during the Reporting Period?

The Fund’s long-term performance is largely determined by the performance of U.S. and non-U.S. developed market stocks as well as investment-grade U.S. bonds. The Fund’s returns were boosted by the rally in risky assets that began in the third quarter of 2010. However, stocks began to turn negative in July 2011 with the re-emergence of government debt problems in Europe and concerns about global economic growth. The sell-off accelerated sharply in August.

For the Reporting Period, the Russell 3000® Index of U.S. stocks returned 19.3%, while non-U.S. stocks, as represented by the MSCI® EAFE® Index, gained 10%. Bonds delivered solid returns as the broad Barclays Capital U.S. Aggregate Bond Index gained 4.6% over the Reporting Period. Within sectors, returns were generally with Treasuries at 4.2%, corporate bonds at 4.9%, and mortgage-backed securities at 5.0%.

How did the investment strategies and techniques employed by the Adviser impact the performance of the Fund during the Reporting Period?

Performance for the Fund lagged its benchmark over the Reporting Period. The results of security selection in the underlying funds were mixed, with good returns in the Enhanced Small Cap Fund, but weak returns in the International Stock Selection Fund. Asset allocation added value, but not enough to push the relative return into positive territory.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding pages.

*	Assumes initial investment on September 1, 2001.
**	The Life Solutions Funds attempt to meet their investment objectives by investing in a different combination of the SSgA Fund’s portfolios (the “Underlying Funds”). The Life Solutions Funds do not invest in a portfolio of securities but invest in shares of the Underlying Funds.
+	Annualized.
‡	Performance for Class R before its inception (May 14, 2004) is derived from the historical performance of the institutional class, adjusted for the higher operating expenses related to distribution and shareholder servicing.
***	The Balanced Composite Market Index is comprised of: 50% Russell 3000® Index 10% MSCI® EAFE® Net Dividend Index 40% Barclays Capital U.S. Aggregate Bond Index
#	The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
##	The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt.
###	The MSCI® EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of May 30, 2011, the MSCI® EAFE® Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index is unmanaged and cannot be invested in directly.
Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

6	Life Solutions Balanced Fund

SSgA Life Solutions
Balanced Fund

Shareholder Expense Example — August 31, 2011 (Unaudited)
Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2011 to August 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Hypothetical
		Performance
	Actual	(5% return
Institutional Class	Performance	before expenses)

Beginning Account Value March 1, 2011	$1,000.00	$1,000.00
Ending Account Value August 31, 2011	$965.60	$1,022.94
Expenses Paid During Period*	$2.23	$2.29

*	Expenses are equal to the Fund’s annualized expense ratio of 0.45% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

		Hypothetical
		Performance
	Actual	(5% return
Class R	Performance	before expenses)

Beginning Account Value March 1, 2011	$1,000.00	$1,000.00
Ending Account Value August 31, 2011	$962.40	$1,019.61
Expenses Paid During Period*	$5.49	$5.65

*	Expenses are equal to the Fund’s annualized expense ratio of 1.11% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

Life Solutions Balanced Fund	7

SSgA Life Solutions
Balanced Fund

Schedule of Investments — August 31, 2011

Amounts in thousands (except share amounts)
		Market
		Value
	Shares	$

Investments - 100.1%

Bonds - 37.1%
SPDR Barclays Capital Aggregate Bond ETF	16,648	964
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	28,790	965
SSgA Bond Market Fund	1,142,788	10,262
SSgA High Yield Bond Fund	43,233	342

		12,533

Domestic Equities - 54.9%
SPDR S&P Dividend ETF	13,240	686
SPDR S&P MidCap 400 ETF Trust	12,805	2,038
SSgA Enhanced Small Cap Fund	68,329	693
SSgA S&P 500 Index Fund	752,344	15,115

		18,532

International Equities - 8.1%
SSgA Emerging Markets Fund	1,932	40
SSgA International Stock Selection Fund	291,811	2,696

		2,736

Short-Term Investments - 0.0%
SSgA Prime Money Market Fund	5,658	6

Total Investments - 100.1%* (identified cost $29,119)		33,807

Other Assets and Liabilities, Net - (0.1%)		(37)

Net Assets - 100.0%		33,770

*	Unless otherwise indicated, the values of securities of the Fund are determined based on Level 1 inputs. (Note 2)

See accompanying notes which are an integral part of the financial statements.

8	Life Solutions Balanced Fund

SSgA Life Solutions
Growth Fund

Portfolio Management Discussion and Analysis — August 31, 2011 (Unaudited)

Objective: Life Solutions Growth Fund seeks long-term growth of capital.**

 Life Solutions Growth Fund — Institutional Class

Period Ended	Total
8/31/2011	Return

1 Year	14.31%
5 Years	(0.15	)%+
10 Years	3.41	%+

 Life Solutions Growth Fund — Class R‡

Period Ended	Total
8/31/2011	Return

1 Year	13.73%
5 Years	(0.67	)%+
10 Years	2.90	%+

 Growth Composite Market Index***

Period Ended	Total
8/31/2011	Return

1 Year	15.17%
5 Years	2.22	%+
10 Years	4.43	%+

 Russell 3000® Index#

Period Ended	Total
8/31/2011	Return

1 Year	19.30%
5 Years	1.14	%+
10 Years	3.36	%+

 Barclays Capital U.S. Aggregate Bond Index##

Period Ended	Total
8/31/2011	Return

1 Year	4.62%
5 Years	6.56	%+
10 Years	5.71	%+

 MSCI® EAFE® Index (Net dividend)###

Period Ended	Total
8/31/2011	Return

1 Year	10.01%
5 Years	(1.48	)%+
10 Years	4.96	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the Life Solutions Growth Fund Institutional Class and Class R as stated in the Fees and Expenses table of the prospectus dated December 20, 2010 are 3.52% and 5.28%, respectively.

See related Notes on following page.

Life Solutions Growth Fund	9

SSgA Life Solutions
Growth Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2011 (Unaudited)

The SSgA Life Solutions Growth Fund (the “Fund”) seeks long-term growth of capital. The Fund is benchmarked to the Growth Composite Market Index (the “Index”).

How did the Fund’s performance for the 12-month period ended August 31, 2011 (the “Reporting Period”) compare to the performance of the Fund’s benchmark?

For the 12-month period ended August 31, 2011 (the “Reporting Period”), the total returns for the Institutional Class and Class R of the Fund were 14.31% and 13.73% respectively, and the total return for the Index was 15.17%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

How did market conditions impact the performance of the Fund during the Reporting Period?

The Fund’s long-term performance is largely determined by the performance of U.S. and non-U.S. developed market stocks as well as investment-grade U.S. bonds. The Fund’s returns were boosted by the rally in risky assets that began in the third quarter of 2010. However, stocks began to turn negative in July 2011 with the re-emergence of government debt problems in Europe and concerns about global economic growth. The sell-off accelerated sharply in August.

For the Reporting Period, the Russell 3000® Index of U.S. stocks returned 19.3%, while non-U.S. stocks, as represented by the MSCI® EAFE® Index, gained 10%. Bonds delivered solid returns as the broad Barclays Capital U.S. Aggregate Bond Index gained 4.6% over the Reporting Period. Within sectors, returns were generally with Treasuries at 4.2%, corporate bonds at 4.9%, and mortgage-backed securities at 5.0%.

How did the investment strategies and techniques employed by the Adviser impact the performance of the Fund during the Reporting Period?

Performance for the Fund lagged its benchmark over the Reporting Period. The results of security selection in the underlying funds were mixed, with good returns in the Enhanced Small Cap Fund, but weak returns in the International Stock Selection Fund. Asset allocation added value, but not enough to push the relative return into positive territory.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding pages.

*	Assumes initial investment on September 1, 2001.
**	The Life Solutions Funds attempt to meet their investment objectives by investing in a different combination of the SSgA Fund’s portfolios (the “Underlying Funds”). The Life Solutions Funds do not invest in a portfolio of securities but invest in shares of the Underlying Funds.
+	Annualized.
‡	Performance for Class R before its inception (May 14, 2004) is derived from the historical performance of the institutional class, adjusted for the higher operating expenses related to distribution and shareholder servicing.
***	The Growth Composite Market Index is comprised of: 65% Russell 3000® Index 15% MSCI® EAFE® Net Dividend Index 20% Barclays Capital U.S. Aggregate Bond Index
#	The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
##	The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt.
###	The MSCI® EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of May 30, 2011, the MSCI® EAFE® Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index is unmanaged and cannot be invested in directly.
Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

10	Life Solutions Growth Fund

SSgA Life Solutions
Growth Fund

Shareholder Expense Example — August 31, 2011 (Unaudited)
Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2011 to August 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Hypothetical
		Performance
	Actual	(5% return
Institutional Class	Performance	before expenses)

Beginning Account Value March 1, 2011	$1,000.00	$1,000.00
Ending Account Value August 31, 2011	$934.80	$1,022.94
Expenses Paid During Period*	$2.19	$2.29

*	Expenses are equal to the Fund’s annualized expense ratio of 0.45% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

		Hypothetical
		Performance
	Actual	(5% return
Class R	Performance	before expenses)

Beginning Account Value March 1, 2011	$1,000.00	$1,000.00
Ending Account Value August 31, 2011	$932.50	$1,020.37
Expenses Paid During Period*	$4.68	$4.89

*	Expenses are equal to the Fund’s annualized expense ratio of 0.96% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

Life Solutions Growth Fund	11

SSgA Life Solutions
Growth Fund

Schedule of Investments — August 31, 2011

Amounts in thousands (except share amounts)
		Market
		Value
	Shares	$

Investments - 100.9%

Bonds - 17.8%
SPDR Barclays Capital Aggregate Bond ETF	435	25
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	1,910	64
SSgA Bond Market Fund	29,164	262
SSgA High Yield Bond Fund	2,643	21

		372

Domestic Equities - 70.0%
SPDR S&P Dividend ETF	970	50
SPDR S&P MidCap 400 ETF Trust	1,060	169
SSgA Enhanced Small Cap Fund	7,420	75
SSgA S&P 500 Index Fund	58,556	1,176

		1,470

International Equities - 13.1%
SSgA International Stock Selection Fund	29,712	275

Short-Term Investments - 0.0%
SSgA Prime Money Market Fund	4	— ±

Total Investments - 100.9%* (identified cost $1,538)		2,117

Other Assets and Liabilities, Net - (0.9%)		(18)

Net Assets - 100.0%		2,099

*	Unless otherwise indicated, the values of securities of the Fund are determined based on Level 1 inputs. (Note 2)
±	Less than $500.

See accompanying notes which are an integral part of the financial statements.

12	Life Solutions Growth Fund

SSgA Life Solutions
Life Solutions Income and Growth Fund

Portfolio Management Discussion and Analysis — August 31, 2011 (Unaudited)

Objective: Life Solutions Income and Growth Fund seeks income and, secondarily, long-term growth of capital.**

 Life Solutions Income and Growth Fund — Institutional Class

Period Ended	Total
8/31/2011	Return

1 Year	10.52%
5 Years	2.20	%+
10 Years	3.96	%+

 Life Solutions Income and Growth Fund — Class R‡

Period Ended	Total
8/31/2011	Return

1 Year	9.74%
5 Years	1.64	%+
10 Years	3.42	%+

 Income and Growth Composite Market Index***

Period Ended	Total
8/31/2011	Return

1 Year	10.20%
5 Years	4.72	%+
10 Years	5.25	%+

 Russell 3000® Index#

Period Ended	Total
8/31/2011	Return

1 Year	19.30%
5 Years	1.14	%+
10 Years	3.36	%+

 Barclays Capital U.S. Aggregate Bond Index##

Period Ended	Total
8/31/2011	Return

1 Year	4.62%
5 Years	6.56	%+
10 Years	5.71	%+

 MSCI® EAFE® Index (Net dividend)###

Period Ended	Total
8/31/2011	Return

1 Year	10.01%
5 Years	(1.48	)%+
10 Years	4.96	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the Life Solutions Income and Growth Fund Institutional Class and Class R as stated in the Fees and Expenses table of the prospectus dated December 20, 2010 are 5.73% and 12.46%, respectively.

See related Notes on following page.

Life Solutions Income and Growth Fund	13

SSgA Life Solutions
Life Solutions Income and Growth Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2011 (Unaudited)

The SSgA Life Solutions Income and Growth Fund (the “Fund”) seeks income and, secondarily, long-term growth of capital. The Fund is benchmarked to the Income & Growth Composite Market Index (the “Index”).

How did the Fund’s performance for the 12-month period ended August 31, 2011 (the “Reporting Period”) compare to the performance of the Fund’s benchmark?

For the 12-month period ended August 31, 2011 (the “Reporting Period”), the total returns for the Institutional Class and Class R of the Fund were 10.52% and 9.74% respectively, and the total return for the Index was 10.20%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

How did market conditions impact the performance of the Fund during the Reporting Period?

The Fund’s long-term performance is largely determined by the performance of U.S. and non-U.S. developed market stocks as well investment-grade U.S. bonds. The Fund’s returns were boosted by the rally in risky assets that began in the third quarter of 2010. However, stocks began to turn negative in July 2011 with the re-emergence of European government debt problems in Europe and concerns about global economic growth. The sell-off accelerated sharply in August.

For the Reporting Period, the Russell 3000® Index of U.S. stocks returned 19.3%, while non-U.S. stocks, as represented by the MSCI® EAFE® Index, gained 10%. Bonds delivered solid returns as the broad Barclays Capital U.S. Aggregate Bond Index gained 4.6% over the Reporting Period. Within sectors, returns were generally with Treasuries at 4.2%, corporate bonds at 4.9%, and mortgage-backed securities at 5.0%.

How did the investment strategies and techniques employed by the Adviser impact the performance of the Fund during the Reporting Period?

Performance for the Fund was ahead of its benchmark over the reporting period. Active security selection within the underlying funds was mixed with good returns in the Enhanced Small Cap Fund but weak returns in the International Stock Selection Fund. Gains from active asset allocation added value and more than compensated for the weakness from security selection.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding pages.

*	Assumes initial investment on September 1, 2001.
**	The Life Solutions Funds attempt to meet their investment objectives by investing in a different combination of the SSgA Fund’s portfolios (the “Underlying Funds”). The Life Solutions Funds do not invest in a portfolio of securities but invest in shares of the Underlying Funds.
+	Annualized.
‡	Performance for Class R before its inception (May 14, 2004) is derived from the historical performance of the institutional class, adjusted for the higher operating expenses related to distribution and shareholder servicing.
***	The Income and Growth Composite Market Index is comprised of: 35% Russell 3000® Index 5% MSCI® EAFE® Net Dividend Index 60% Barclays Capital U.S. Aggregate Bond Index
#	The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
##	The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt.
###	The MSCI® EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of May 30, 2011, the MSCI® EAFE® Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index is unmanaged and cannot be invested in directly.
Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

14	Life Solutions Income and Growth Fund

SSgA Life Solutions
Life Solutions Income and Growth Fund

Shareholder Expense Example — August 31, 2011 (Unaudited)
Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2011 to August 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Hypothetical
		Performance
	Actual	(5% return
Institutional Class	Performance	before expenses)

Beginning Account Value March 1, 2011	$1,000.00	$1,000.00
Ending Account Value August 31, 2011	$995.40	$1,022.94
Expenses Paid During Period*	$2.26	$2.29

*	Expenses are equal to the Fund’s annualized expense ratio of 0.45% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

		Hypothetical
		Performance
	Actual	(5% return
Class R	Performance	before expenses)

Beginning Account Value March 1, 2011	$1,000.00	$1,000.00
Ending Account Value August 31, 2011	$991.60	$1,019.86
Expenses Paid During Period*	$5.32	$5.40

*	Expenses are equal to the Fund’s annualized expense ratio of 1.06% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

Life Solutions Income and Growth Fund	15

SSgA Life Solutions
Life Solutions Income and Growth Fund

Schedule of Investments — August 31, 2011

Amounts in thousands (except share amounts)
		Market
		Value
	Shares	$

Investments - 102.1%

Bonds - 58.4%
SPDR Barclays Capital Aggregate Bond ETF	1,325	77
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	980	33
SSgA Bond Market Fund	57,567	517
SSgA High Yield Bond Fund	1,401	11

		638

Domestic Equities - 40.7%
SPDR S&P Dividend ETF	605	31
SPDR S&P MidCap 400 ETF Trust	285	46
SSgA Enhanced Small Cap Fund	1,061	11
SSgA S&P 500 Index Fund	17,768	357

		445

International Equities - 2.9%
SSgA Emerging Markets Fund	3	— ±
SSgA International Stock Selection Fund	3,492	32

		32

Short-Term Investments - 0.1%
SSgA Prime Money Market Fund	1,264	1

Total Investments - 102.1%* (identified cost $903)		1,116

Other Assets and Liabilities, Net - (2.1%)		(23)

Net Assets - 100.0%		1,093

*	Unless otherwise indicated, the values of securities of the Fund are determined based on Level 1 inputs. (Note 2)
±	Less than $500.

See accompanying notes which are an integral part of the financial statements.

16	Life Solutions Income and Growth Fund

SSgA
Life Solutions Funds

Statements of Assets and Liabilities — August 31, 2011

	Life Solutions	Life Solutions	Life Solutions Income and
Amounts in thousands	Balanced Fund	Growth Fund	Growth Fund

Assets
Investments, at identified cost	$29,119	$1,538	$903

Investments, at market	33,807	2,117	1,116
Receivables:
Investments sold	1	—	—
Fund shares sold	2	4	1
From advisor	1	11	8
Prepaid expenses	2	1	1

Total assets	33,813	2,133	1,126

Liabilities
Payables:
Investments purchased	—	1	—
Fund shares redeemed	3	—	—
Accrued fees to affiliates	24	24	24
Other accrued expenses	16	9	9

Total liabilities	43	34	33

Net Assets	$33,770	$2,099	$1,093

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$270	$26	$35
Accumulated net realized gain (loss)	(8,815)	(3,200)	(1,908)
Unrealized appreciation (depreciation) on investments	4,688	579	213
Shares of beneficial interest	3	—	—
Additional paid-in capital	37,624	4,694	2,753

Net Assets	$33,770	$2,099	$1,093

Net Asset Value, offering and redemption price per share:
Net asset value per share: Institutional Class(a)	$11.51	$11.18	$10.84
Institutional Class — Net assets	$33,314,711	$1,841,171	$885,543
Institutional Class — Shares outstanding ($.001 par value)	2,894,793	164,657	81,703
Net asset value per share: Class R(a)	$11.52	$11.19	$10.67
Class R — Net assets	$454,951	$257,530	$207,003
Class R — Shares outstanding ($.001 par value)	39,491	23,009	19,400

(a)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	17

SSgA
Life Solutions Funds

Statements of Operations — For the Period Ended August 31, 2011

	Life Solutions	Life Solutions		Life Solutions Income and
Amounts in thousands	Balanced Fund	Growth Fund		Growth Fund

Investment Income
Income distributions from Underlying Funds	$816	$99		$43

Expenses
Fund Accounting fees	28	28		28
Administrative fees	— *	—	*	—	*
Distribution fees - Institutional Class	9	4		1
Distribution fees - Class R	2	2		3
Transfer agent fees	65	65		67
Professional fees	28	29		27
Registration fees	34	33		33
Shareholder servicing fees - Institutional Class	2	2		—	*
Shareholder servicing fees - Class R	1	—	*	—	*
Insurance fees	1	—	*	—	*
Printing fees	14	3		2
Miscellaneous	7	3		3

Expenses before reductions	191	169		164
Expense reductions	(45)	(151)		(156)

Net expenses	146	18		8

Net investment income (loss)	670	81		35

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	255	723		114
Net change in unrealized appreciation (depreciation) on investments	2,274	(77)		8

Net realized and unrealized gain (loss)	2,529	646		122

Net Increase (Decrease) in Net Assets from Operations	$3,199	$727		$157

*	Less than $500.

See accompanying notes which are an integral part of the financial statements.

18	Statements of Operations

SSgA
Life Solutions Funds

Statements of Changes in Net Assets — For the Periods Ended August 31,

	Life Solutions		Life Solutions		Life Solutions Income
	Balanced Fund		Growth Fund		and Growth Fund
Amounts in thousands	2011	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$670	$581	$81	$87	$35	$92
Net realized gain (loss)	255	(129)	723	(25)	114	284
Net change in unrealized appreciation (depreciation)	2,274	689	(77)	141	8	(134)

Net increase (decrease) in net assets from operations	3,199	1,141	727	203	157	242

Distributions
From net investment income
Institutional Class	(661)	(508)	(93)	(104)	(58)	(89)
Class R	(8)	(14)	(2)	(8)	(35)	(20)

Net decrease in net assets from distributions	(669)	(522)	(95)	(112)	(93)	(109)

Share Transactions
Net increase (decrease) in net assets from share transactions	5,076	145	(3,320)	(1,069)	(559)	(2,487)

Total Net Increase (Decrease) in Net Assets	7,606	764	(2,688)	(978)	(495)	(2,354)

Net Assets
Beginning of period	26,164	25,400	4,787	5,765	1,588	3,942

End of period	$33,770	$26,164	$2,099	$4,787	$1,093	$1,588

Undistributed (overdistributed) net investment income included in net assets	$270	$269	$26	$40	$35	$93

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	19

SSgA
Life Solutions Funds

Financial Highlights — For the Periods Ended
For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total	Distributions	Distributions
	Beginning of	Investment	and Unrealized	from Investment	from Net	from Net
	Period	Income (Loss)(a)(b)	Gain (Loss)	Operations	Investment Income	Realized Gain
Life Solutions Balanced Fund

Institutional Class
August 31, 2011	10.47	.25	1.05	1.30	(.26)	—
August 31, 2010	10.30	.23	.15	.38	(.21)	—
August 31, 2009	11.52	.22	(1.15)	(.93)	(.29)	—
August 31, 2008	13.18	.53	(1.64)	(1.11)	(.55)	—
August 31, 2007	12.66	.44	.50	.94	(.42)	—

Class R
August 31, 2011	10.45	.19	1.03	1.22	(.15)	—
August 31, 2010	10.28	.16	.16	.32	(.15)	—
August 31, 2009	11.42	.15	(1.13)	(.98)	(.16)	—
August 31, 2008	13.05	.45	(1.60)	(1.15)	(.48)	—
August 31, 2007	12.54	.31	.55	.86	(.35)	—

Life Solutions Growth Fund

Institutional Class
August 31, 2011	9.96	.26	1.16	1.42	(.20)	—
August 31, 2010	9.95	.17	.04	.21	(.20)	—
August 31, 2009	11.82	.20	(1.89)	(1.69)	(.18)	—
August 31, 2008	13.77	.64	(2.01)	(1.37)	(.58)	—
August 31, 2007	12.79	.37	.97	1.34	(.36)	—

Class R
August 31, 2011	9.93	.15	1.21	1.36	(.10)	—
August 31, 2010	9.94	.10	.05	.15	(.16)	—
August 31, 2009	11.77	.10	(1.84)	(1.74)	(.09)	—
August 31, 2008	13.67	.47	(1.88)	(1.41)	(.49)	—
August 31, 2007	12.69	.31	.94	1.25	(.27)	—

Life Solutions Income and Growth Fund

Institutional Class
August 31, 2011	10.41	.27	.80	1.07	(.64)	—
August 31, 2010	10.16	.33	.21	.54	(.29)	—
August 31, 2009	11.04	.28	(.55)	(.27)	(.59)	(.01)
August 31, 2008	12.51	.50	(1.29)	(.79)	(.52)	(.16)
August 31, 2007	12.42	.47	.06	.53	(.44)	—

Class R
August 31, 2011	10.28	.26	.72	.98	(.59)	—
August 31, 2010	10.07	.23	.25	.48	(.27)	—
August 31, 2009	10.97	.15	(.49)	(.34)	(.55)	(.01)
August 31, 2008	12.39	.44	(1.25)	(.81)	(.45)	(.16)
August 31, 2007	12.31	.37	.08	.45	(.37)	—

(a)	Average daily shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Funds is affected by the timing of the declaration of dividends by the Underlying Funds in which the Funds invest.
(c)	The calculation includes only those expenses charged directly to the Funds and does not include expenses charged to the Underlying Funds in which the Funds invest.
(d)	May reflect amounts waived and /or reimbursed by the investment advisor and for certain funds, custody credit arrangements.

See accompanying notes which are an integral part of the financial statements.

20	Financial Highlights

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
$	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
Total	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Distributions	Period	Return	(000)	Net(c)(d)	Gross(c)	Net Assets(c)(d)	Turnover Rate

(.26)	11.51	12.48	33,315	.45	.59	2.11	37
(.21)	10.47	3.66	25,565	.45	.74	2.18	74
(.29)	10.30	(7.79)	24,411	.45	.78	2.37	73
(.55)	11.52	(8.73)	27,962	.44	.45	4.27	94
(.42)	13.18	7.51	58,036	.33	.33	3.31	31

(.15)	11.52	11.65	455	1.11	1.26	1.65	37
(.15)	10.45	3.09	599	1.10	1.39	1.52	74
(.16)	10.28	(8.42)	989	1.06	1.38	1.64	73
(.48)	11.42	(9.10)	965	.98	.99	3.71	94
(.35)	13.05	6.91	1,891	.90	.90	2.40	31

(.20)	11.18	14.31	1,841	.45	4.53	2.25	50
(.20)	9.96	2.05	4,583	.45	3.15	1.59	73
(.18)	9.95	(14.12)	5,282	.45	2.30	2.21	82
(.58)	11.82	(10.38)	11,379	.45	.72	4.97	75
(.36)	13.77	10.53	37,358	.45	.45	2.74	30

(.10)	11.19	13.73	258	.97	5.05	1.30	50
(.16)	9.93	1.46	204	1.03	3.74	.98	73
(.09)	9.94	(14.65)	483	1.17	3.02	1.10	82
(.49)	11.77	(10.65)	591	.85	1.12	3.72	75
(.27)	13.67	9.86	1,041	1.01	1.01	2.37	30

(.64)	10.84	10.52	886	.45	11.66	2.54	73
(.29)	10.41	5.39	878	.45	5.37	3.13	89
(.61)	10.16	(1.73)	3,268	.45	3.52	2.99	81
(.68)	11.04	(6.59)	7,604	.45	1.10	4.33	99
(.44)	12.51	4.30	19,939	.45	.70	3.67	32

(.59)	10.67	9.74	207	1.02	12.23	2.43	73
(.27)	10.28	4.84	710	.99	5.91	2.25	89
(.56)	10.07	(2.42)	674	1.30	4.37	1.62	81
(.61)	10.97	(6.80)	248	.86	1.53	3.81	99
(.37)	12.39	3.66	428	1.02	1.27	3.00	32

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	21

SSgA
Life Solutions Funds

Notes to Financial Statements — August 31, 2011

1.	Organization

The SSgA Funds (the “Investment Company”) is a series mutual fund, comprised of 20 investment portfolios that were in operation as of August 31, 2011. These financial statements report on three funds: the SSgA Life Solutions Balanced Fund, SSgA Life Solutions Growth Fund and SSgA Life Solutions Income and Growth Fund, each a “Fund” and collectively referred to as the “Funds.” Each Fund is an open-end management investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the “Agreement”). The Agreement permits the Board of Trustees (“the Board”) to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

Effective July 31, 2003 the Life Solutions Funds began offering Class R shares which may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the Investment Company to offer shares. The third party may be a retirement plan administrator, bank, broker or advisor.

The Funds are designed primarily for tax-advantaged retirement accounts and other long-term investment strategies. Each Fund allocates its assets by investing in shares of a combination of the Investment Company’s portfolios (the “Underlying Funds”) and exchange-traded funds (the “Underlying ETFs”) that are advised or sponsored by SSgA Funds Management, Inc. (“SSgA FM” or the “Advisor”) or its affiliates. This arrangement is referred to as a “fund of funds.” The table below illustrates the equity, bond and short-term fund asset allocation ranges for each Fund.

Asset Allocation Ranges
	Balanced	Growth	Income and
Asset Class/Underlying Fund or ETF	Fund	Fund	Growth Fund

Equities*	40 - 80%	60-100%	20 - 60%
US Equities SPDR S&P Dividend ETF SPDR S&P MidCap 400 ETF SSgA Enhanced Small Cap Fund SSgA S&P 500 Index Fund
International Equities SSgA Emerging Markets Fund SSgA International Stock Selection Fund

Bonds	20 - 60%	0-40%	40 - 80%
SPDR Barclays Capital Aggregate Bond ETF
SPDR Barclays Capital Intermediate Term Corporate Bond ETF
SPDR Barclays Capital Short Term Corporate Bond ETF
SPDR Barclays Capital TIPS ETF
SSgA Bond Market Fund
SSgA High Yield Bond Fund

Short Term Assets	0 - 20%	0-20%	0 - 20%
SSgA Prime Money Market Fund

*	International equities are included in the total equity exposure indicated above and should not exceed the listed percentages.

Objectives for Underlying Funds and Underlying ETFs

The Life Solutions Funds are comprised of various combinations of the Underlying Funds and Underlying ETFs. The Board has approved investment in all of the Underlying Funds and Underlying ETFs presented above. The investment objectives of the Underlying Funds and Underlying ETFs utilized by the Life Solutions Funds are listed below.

SPDR Barclays Capital Aggregate Bond ETF

To provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the U.S. dollar denominated investment grade bond market.

22	Notes to Financial Statements

SSgA
Life Solutions Funds

Notes to Financial Statements, continued — August 31, 2011

SPDR Barclays Capital Intermediate Term Corporate Bond ETF

To provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the intermediate term (1-10 years) sector of the United States corporate bond market.

SPDR Barclays Capital Short Term Corporate Bond ETF

To provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term U.S. corporate bond market.

SPDR Barclays Capital TIPS ETF

To provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the inflation protected sector of the United States Treasury market.

SPDR S&P Dividend ETF

To provide investment results that, before expenses, correspond generally to the total return performance of an index that tracks the performance of publicly traded issuers that have historically followed a policy of making dividend payments.

SPDR S&P MidCap 400 ETF

To provide investment results that, before expenses, correspond to the price and yield performance of the S&P MidCap 400 Indextm.

SSgA Enhanced Small Cap Fund

To maximize total return through investment primarily in small capitalization equity securities.

SSgA S&P 500 Index Fund

Seeks to replicate the total return of the S&P 500® Index.

SSgA Emerging Markets Fund

Seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

SSgA International Stock Selection Fund

To provide long-term capital growth by investing primarily in securities of foreign issuers.

SSgA Bond Market Fund

To maximize total return by investing in fixed income securities, including, but not limited to, those represented by the Barclays Capital U.S. Aggregate Bond Index.

SSgA High Yield Bond Fund

To maximize total return by investing primarily in fixed income securities, including, but not limited to, those represented by the Barclays Capital U.S. Corporate High-Yield Bond Index.

SSgA Prime Money Market Fund

To maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar-denominated securities.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates and assumptions at the date of the financial

Notes to Financial Statements	23

SSgA
Life Solutions Funds

Notes to Financial Statements, continued — August 31, 2011

statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

Investments in Underlying Funds are valued at the net asset value (“NAV”) per share of each Underlying Fund as of the close of regular trading on the New York Stock Exchange. Underlying ETFs are valued at the last sales price as of the close of the customary trading session on the exchange where the Underlying ETF is principally traded, or lacking any sales price on a particular day, the Underlying ETF may be valued at the closing bid price on that day.

The Underlying Funds value portfolio securities according to Securities Valuation Procedures approved by the Board, including Market Value Procedures and Fair Value Procedures described below.

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy, for each major category of assets and liabilities that segregates fair value measurements into levels (Level 1, 2, and 3). In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Inputs using quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

•	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are non-active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of identified cost.

Investment Income

Distributions of income and capital gains are recorded from the Underlying Funds and Underlying ETFs on the ex-dividend date.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

It is each Fund’s intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires each Fund to distribute all of its taxable income and capital gains. Therefore, the Funds paid no federal income taxes and no federal income tax provision was required for the Funds.

Each Fund files a U.S. tax return. At August 31, 2011, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statue of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ended August 31, 2008 through August 31, 2010, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

24	Notes to Financial Statements

SSgA
Life Solutions Funds

Notes to Financial Statements, continued — August 31, 2011

The following Funds had net tax basis capital loss carryforwards, which may be applied against any realized net taxable gains in each succeeding year or until their expiration dates, whichever occurs first. At August 31, 2011, the capital loss carryforwards and expiration dates are as follows:

	Expiration Year
	8/31/2012	8/31/2013	8/31/2014	8/31/2015	8/31/2016	8/31/2017	8/31/2018	8/31/2019	Total
Life Solutions Balanced Fund	$609,595	$—	$—	$—	$—	$2,853,693	$3,807,786	$—	$7,271,074
Life Solutions Growth Fund	—	—	—	—	—	33,733	2,852,199	—	2,885,932
Life Solutions Income and Growth Fund	—	—	—	—	—	1,316,902	433,362	—	1,750,264

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of August 31, 2011, the Funds’ aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes are as follows:

	Life Solutions	Life Solutions	Life Solutions Income
	Balanced Fund	Growth Fund	and Growth Fund
Cost of Investments for Tax Purposes	$30,663,200	$1,851,880	$1,060,680

Gross Tax Unrealized Appreciation	3,238,297	271,581	55,401
Gross Tax Unrealized Depreciation	(94,390)	(6,289)	(459)

Net Tax Unrealized Appreciation (Depreciation)	$3,143,907	$265,292	$54,942

Components of Distributable Earnings:
Undistributed Ordinary Income	$269,933	$26,183	$34,888
Capital Loss Carryforward	$(7,271,074)	$(2,885,932)	$(1,750,264)

Tax Composition of Distributions:
Ordinary Income	$668,771	$94,965	$92,895

Dividends and Distributions to Shareholders

Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes. These differences primarily relate to wash sale deferrals, capital loss carryforwards, and post-October losses. Permanent differences between book and tax accounting are reclassified to paid-in-capital.

Expenses

Most expenses can be directly attributed to each fund. Expenses of the Investment Company which cannot be directly attributed to a fund are allocated among the funds based principally on their relative average net assets. Expenses included in the accompanying Statements of Operations reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds and Underlying ETFs. Because the Underlying Funds and Underlying ETFs have varied expense and fee

Notes to Financial Statements	25

SSgA
Life Solutions Funds

Notes to Financial Statements, continued — August 31, 2011

levels and the Funds may own different proportions of Underlying Funds and Underlying ETFs at different times, the amount of fees and expenses incurred indirectly by the Funds will vary.

The Life Solutions Funds offer Institutional and Class R Shares. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Guarantees

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

3.	Investment Transactions

Securities

During the period ended August 31, 2011, purchases and sales of the Underlying Funds and Underlying ETFs, excluding money market funds, aggregated to the following:

	Purchases	Sales
Life Solutions Balanced Fund	$16,654,766	$11,754,791
Life Solutions Growth Fund	1,807,039	5,172,090
Life Solutions Income and Growth Fund	1,024,111	1,641,484

4.	Related Party Transactions, Fees and Expenses

Advisor and Affiliates

The Advisor manages the Funds pursuant to a written investment advisory agreement dated May 1, 2001, as amended, between the Investment Company and the Advisor. The Advisor is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street Corporation and its affiliated companies. The Advisor directs the investments of the Funds in accordance with their investment objectives, policies, and limitations.

The Funds are not charged a fee by the Advisor. However, each Fund pays advisory fees to the Advisor indirectly as a shareholder in the Underlying Funds and Underlying ETFs. The Funds will bear their proportionate share of any investment advisory fees and other expenses paid by the Underlying Funds and Underlying ETFs. Each Underlying Fund and Underlying ETF pays the Advisor a fee, calculated daily and paid monthly that on an annual basis is equal to a certain percentage of each Underlying Fund’s and Underlying ETF’s average daily net assets.

If the total expenses of the Institutional Class are above its cap, the Advisor will waive its advisory fee for both Institutional and Class R in an equal amount to reduce the total expenses to the level of the cap in effect for the Institutional Class.

The Advisor has contractually agreed to waive up to the full amount of the Funds’ advisory fee and reimburse the Institutional Class and Class R for all expenses of the Institutional Class in excess of 0.45% of average daily net assets on an annual basis until December 31, 2011 (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees). The total amount of the waiver for the Balanced Fund Institutional Class and Class R for the period ended August 31, 2011 was $44,146 and $706, respectively. The total amount of the waiver for the Growth Fund Institutional Class and Class R for the period ended August 31, 2011 was $141,099 and $10,383, respectively. The total amount of the waiver for the Income and Growth Fund Institutional Class and Class R for the period ended August 31, 2011 was $112,786 and $42,915, respectively.

The Advisor does not have the ability to recover amounts waived or reimbursed from prior periods.

26	Notes to Financial Statements

SSgA
Life Solutions Funds

Notes to Financial Statements, continued — August 31, 2011

The Investment Company also has a contract with State Street Bank and Trust Company (“State Street”) to provide custody and fund accounting services to the Funds. For these services, the Funds pay State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses.

The Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds’ objectives) in the SSgA Prime Money Market Fund (“Central Fund”) (a series of the Investment Company not presented herein). Shares of the Central Fund sold to and redeemed from any participating fund will not be subject to a redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a participating fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each participating fund in an amount that offsets the amount of such distribution and/or service fees incurred by the participating fund. As of August 31, 2011, $6,926 of the Central Fund’s net assets represents investments by these Funds, and $15,498,837 represents the investments of other Investment Company funds not presented herein.

Boston Financial Data Services (“BFDS”) a joint venture of DST Systems, Inc., and State Street Corporation serves as transfer, dividend paying, and shareholder servicing agent to the Funds. For these services, the Funds pay annual account services fees, activity based fees, charges related to compliance and regulatory services and a minimum fee of $200 for each Fund.

The Funds have entered into arrangements with State Street Corporation whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds’ expenses. During the period, the Funds’ custodian fees were reduced by the following amounts under these arrangements:

Amounts
Life Solutions Balanced Fund	$10
Life Solutions Growth Fund	1

Administrator

Russell Fund Services Company (“RFSC” or the “Administrator”) serves as the Investment Company’s Administrator, pursuant to an administration agreement dated January 1, 2008 (the “Administration Agreement”). Under the Administration Agreement, the Administrator supervises certain administrative aspects of the Investment Company’s operations. The Investment Company pays the Administrator an annual fee, payable monthly on a pro rata basis. RFSC is a wholly-owned subsidiary of Russell Investment Management Company (“RIMCo”).

Distributor and Shareholder Servicing

The Investment Company has adopted a distribution agreement dated March 1, 2002, as amended, between the Investment Company and the Distributor, to promote and offer shares of the Investment Company. The Distributor may enter into agreements with other related and non-related parties. The amounts paid to the Distributor are included in the accompanying Statements of Operations.

Institutional Class

The Investment Company has adopted a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under the Plan, the Investment Company is authorized to make payments to the Distributor, or any shareholder servicing agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

Each Fund has Shareholder Service Agreements with State Street and the following entities related to State Street: State Street Global Markets LLC (“Global Markets”), Fiduciary Investors Services Division of State Street (“Fiduciary Investors Services”) and High Net Worth Services Division of State Street (“High Net Worth Services”) (collectively, the “Agents”), as well as several unaffiliated services providers. For these services, each Institutional Class pays a maximum of 0.13%, based upon the average

Notes to Financial Statements	27

SSgA
Life Solutions Funds

Notes to Financial Statements, continued — August 31, 2011

daily value of all Institutional Class shares held by or for customers of these Agents. For the period ended August 31, 2011, each Institutional Class paid the following shareholder servicing expenses to the Agents:

Global
Markets
Life Solutions Balanced Fund	$1,382
Life Solutions Growth Fund	142
Life Solutions Income and Growth Fund	2

Each Institutional Class did not incur any expenses from Fiduciary Investors Services and High Net Worth Services during the period.

The combined distribution and shareholder servicing payments shall not exceed 0.25% of the average daily value of net assets of the Institutional Class on an annual basis. The shareholder servicing payments shall not exceed 0.20% of the average daily value of net assets of the Institutional Class on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the plan is in effect. The class’ responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Board or a majority of each class’ shareholders have the right, however, to terminate the Plan and all payments thereunder at anytime. The Institutional Class will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Plan’s termination or discontinuance.

Class R

The Investment Company has adopted a distribution plan for the Class R Shares pursuant to Rule 12b-1 (the “R Plan”) under the 1940 Act. Under the R Plan, each Fund pays the Distributor a fee not to exceed 0.70% of the Fund’s daily net asset value on an annual basis, for distribution, shareholder and administrative services provided to the Fund by the Distributor and financial intermediaries.

The Distributor pays financial intermediaries for shareholder and administrative services provided to a fund out of the fee the Distributor receives from the fund. Fees paid to the financial intermediaries providing these services are not permitted by the R Plan to exceed 0.65% of a class’ average daily net asset value on an annual basis. Any payments that are required to be made to the Distributor or financial intermediaries that cannot be made because of the limitations contained in the R Plan may be carried forward and paid in the following two fiscal years as long as the R Plan is in effect.

Under the R Plan, the Funds have adopted a distribution agreement with the Distributor. For these services, Class R pays the Distributor up to 0.05% of the daily net asset value. For the period ended August 31, 2011, this amounted to:

Global
Markets
Life Solutions Balanced Fund	$250
Life Solutions Growth Fund	127
Life Solutions Income and Growth Fund	191

Board of Trustees

The Investment Company paid each trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for Board and committee meetings attended. These expenses are allocated among all of the funds of the Investment Company, except for the Life Solutions Funds, based upon their relative net assets.

Accrued fees payable to affiliates and trustees as of August 31, 2011 were as follows:

	Life Solutions	Life Solutions	Life Solutions Income
	Balanced Fund	Growth Fund	and Growth Fund
Fund accounting fees	$2,514	$2,546	$2,518
Shareholder servicing fees	603	542	210
Transfer agent fees	21,220	21,315	21,525

	$24,337	$24,403	$24,253

28	Notes to Financial Statements

SSgA
Life Solutions Funds

Notes to Financial Statements, continued — August 31, 2011

Transactions with Affiliated Companies

A company is an affiliate of the Fund within the meaning of the Investment Company Act of 1940 if, among other things, the Fund owns at least 5% of the voting securities of the company or if the Fund and the company are under common control. Each Underlying Fund and Underlying ETF is an affiliate of the Fund. Transactions with the Underlying Funds and Underlying ETFs during the period ended August 31, 2011 were as follows:

	Market	Purchases	Sales	Realized Gain	Income
	Value	Cost	Cost	(Loss)	Distributions
Life Solutions Balanced Fund
SPDR Barclays Capital Aggregate Bond ETF	$964,086	$—	$559,264	$36,968	$50,667
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	965,329	753,480	326,534	(449)	26,876
SPDR Barclays Capital TIPS ETF	—	—	5,958	969	2
SPDR Barclays Capital Short Term Corporate Bond ETF	—	—	241,562	(660)	391
SPDR S&P Dividend ETF	686,097	666,771	—	—	10,257
SPDR S&P MidCap 400 ETF Trust	2,038,172	2,346,987	171,026	(22,336)	6,944
SSgA Bond Market Fund	10,262,235	4,631,299	2,484,486	29,383	329,098
SSgA Emerging Markets Fund	40,199	833,525	882,196	60,821	4,871
SSgA Enhanced Small Cap Fund	692,860	565,510	541,429	79,205	4,318
SSgA High Yield Bond Fund	341,541	1,617,267	1,533,529	23,328	40,296
SSgA International Stock Selection Fund	2,695,831	1,456,820	1,533,055	76,240	79,664
SSgA Prime Money Market Fund	5,658	1,284,784	1,282,851	—	58
SSgA S&P 500 Index Fund	15,114,600	3,783,107	3,220,266	(27,983)	262,705

	$33,806,608	$17,939,550	$12,782,156	$255,486	$816,147

Life Solutions Growth Fund
SPDR Barclays Capital Aggregate Bond ETF	$25,191	$—	$129,442	$10,784	$4,656
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	64,042	35,059	71,602	403	3,375
SPDR Barclays Capital Short Term Corporate Bond ETF	—	—	47,972	(154)	78
SPDR S&P Dividend ETF	50,265	82,752	34,327	459	1,365
SPDR Barclays Capital TIPS ETF	—	—	1,375	223	—
SPDR S&P MidCap 400 ETF Trust	168,720	252,972	70,770	(5,559)	776
SSgA Bond Market Fund	261,891	476,541	814,057	14,740	13,950
SSgA Emerging Markets Fund	—	153,149	166,065	15,793	896
SSgA Enhanced Small Cap Fund	75,241	112,828	204,231	28,713	1,059
SSgA High Yield Bond Fund	20,876	230,643	255,463	5,719	6,133
SSgA International Stock Selection Fund	274,543	157,552	460,904	225,717	21,372
SSgA Prime Money Market Fund	4	146,604	146,641	—	3
SSgA S&P 500 Index Fund	1,175,895	305,543	2,192,753	426,291	45,652

	$2,116,668	$1,953,643	$4,595,602	$723,129	$99,315

Notes to Financial Statements	29

SSgA
Life Solutions Funds

Notes to Financial Statements, continued — August 31, 2011

	Market	Purchases	Sales	Realized Gain	Income
	Value	Cost	Cost	(Loss)	Distributions

Life Solutions Income and Growth Fund
SPDR Barclays Capital Aggregate Bond ETF	$76,731	$—	$170,515	$12,414	$4,819
SPDR Barclays Capital Intermediate Term Corporate Bond ETF	32,859	19,987	23,531	26	1,324
SPDR Barclays Capital Short Term Corporate Bond ETF	—	—	16,087	(47)	26
SPDR S&P Dividend ETF	31,351	32,985	3,032	(42)	538
SPDR Barclays Capital TIPS ETF	—	—	687	112	—
SPDR S&P MidCap 400 ETF Trust	45,564	55,514	8,919	(1,214)	209
SSgA Bond Market Fund	516,950	498,740	619,112	4,852	22,794
SSgA Emerging Markets Fund	60	46,017	50,244	5,111	283
SSgA Enhanced Small Cap Fund	10,754	31,766	40,919	4,971	167
SSgA High Yield Bond Fund	11,065	79,787	83,357	3,206	2,049
SSgA International Stock Selection Fund	32,262	52,197	83,067	28,440	2,459
SSgA Prime Money Market Fund	1,264	82,182	81,108	—	2
SSgA S&P 500 Index Fund	356,962	207,118	427,986	56,199	8,812

	$1,115,822	$1,106,293	$1,608,564	$114,028	$43,482

5.	Fund Share Transactions

	(amounts in thousands)
	For the Fiscal Years Ended August 31,
	2011		2010
Life Solutions Balanced Fund	Shares	Dollars	Shares	Dollars
Institutional
Proceeds from shares sold	526	$6,142	569	$6,063
Proceeds from reinvestment of distributions	58	661	48	508
Payments for shares redeemed	(131)	(1,524)	(546)	(6,019)

	453	5,279	71	552

Class R
Proceeds from shares sold	8	98	41	443
Proceeds from reinvestment of distributions	1	8	1	14
Payments for shares redeemed	(27)	(309)	(81)	(864)

	(18)	(203)	(39)	(407)

Total net increase (decrease)	435	$5,076	32	$145

30	Notes to Financial Statements

SSgA
Life Solutions Funds

Notes to Financial Statements, continued — August 31, 2011

Life Solutions Growth Fund

Institutional
Proceeds from shares sold	39	$436	140	$1,449
Proceeds from reinvestment of distributions	8	93	10	104
Payments for shares redeemed	(342)	(3,877)	(221)	(2,330)

	(295)	(3,348)	(71)	(777)

Class R
Proceeds from shares sold	6	66	28	295
Proceeds from reinvestment of distributions	—	2	1	8
Payments for shares redeemed	(4)	(40)	(57)	(595)

	2	28	(28)	(292)

Total net increase (decrease)	(293)	$(3,320)	(99)	$(1,069)

Life Solutions Income and Growth Fund

Institutional
Proceeds from shares sold	30	$331	53	$547
Proceeds from reinvestment of distributions	5	56	9	89
Payments for shares redeemed	(38)	(418)	(299)	(3,138)

	(3)	(31)	(237)	(2,502)

Class R
Proceeds from shares sold	11	112	43	440
Proceeds from reinvestment of distributions	3	34	2	19
Payments for shares redeemed	(63)	(674)	(43)	(444)

	(49)	(528)	2	15

Total net increase (decrease)	(52)	$(559)	(235)	$(2,487)

6.	Interfund Lending Program

The Funds participate in a joint lending and borrowing facility. Portfolios of the Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund’s fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs. For the period ended August 31, 2011, the Funds did not utilize the Interfund Lending Program.

7.	Market, Credit and Counterparty Risk

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to

Notes to Financial Statements	31

SSgA
Life Solutions Funds

Notes to Financial Statements, continued — August 31, 2011

counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Funds’ Statements of Assets and Liabilities.

8.	Subsequent Events

Management has evaluated events and transactions that may have occurred since August 31, 2011, through the date the financial statements were issued, that would merit recognition or additional disclosure in the financial statements. On September 26, 2011, the Life Solutions Balanced Fund Institutional Class had a redemption of $29,645,082 which amounted to a 92.4% reduction in net assets.

32	Notes to Financial Statements

SSgA
Life Solutions Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the SSgA Funds and Shareholders of the SSgA Life Solutions Balanced Fund, SSgA Life Solutions Growth Fund and SSgA Life Solutions Income and Growth Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SSgA Life Solutions Balanced Fund, SSgA Life Solutions Growth Fund and SSgA Life Solutions Income and Growth Fund (the “Funds”) (three of the funds comprising the SSgA Funds) as of August 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and transfer agents; where replies were not received from transfer agents, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 28, 2011

Report of Independent Registered Public Accounting Firm	33

SSgA
Life Solutions Funds

Tax Information — August 31, 2011 (Unaudited)

The Funds paid distributions from long-term capital gains during their taxable year ended August 31, 2011 as follows:

Life Solutions Balanced Fund	$0
Life Solutions Growth Fund	$0
Life Solutions Income and Growth Fund	$0

The Funds designate dividends during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Life Solutions Balanced Fund	39.9%
Life Solutions Growth Fund	49.2%
Life Solutions Income and Growth Fund	9.7%

For the tax year ended August 31, 2011, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011.

Please consult a tax advisor for questions about federal or state income tax laws.

34	Tax Information

SSgA
Life Solutions Funds

Basis for Approval of Investment Advisory Contracts (Unaudited)

Approval of Investment Advisory Agreement

Overview of the Contract Review Process1

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment advisor or sub-advisor may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of those trustees who are not “interested persons” of the fund (commonly referred to as the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Board of Trustees (the “Board”) of the SSgA Funds (the “Trust”), including a majority of the Independent Trustees of the Trust, met on March 21, 2011 and on April 20 and 21, 2011 to consider proposals to approve, with respect to each portfolio series of the Trust (each, a “Fund” and collectively, the “Funds”), continuation of the investment advisory agreement (the “Advisory Agreement”) with SSgA Funds Management, Inc. (the “Advisor”) and, with respect to the SSgA Tuckerman Active REIT Fund, the subadvisory agreement (the “Subadvisory Agreement”) with The Tuckerman Group, LLC (the “Subadvisor”). Prior to voting on these proposals, the Board reviewed information furnished by the Advisor, the Subadvisor and others reasonably necessary to permit the Board to evaluate the proposals fully. Such information included, among other things, the following:

Information about Performance, Expenses and Fees

•	A report prepared by an independent provider of investment company data, which includes for each Fund:

○	Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended December 31, 2010, as applicable, to the performance of an appropriate benchmark for the Fund and a universe of other mutual funds with similar investment objectives and policies;

○	Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent data provider;

○	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five years, as applicable; and

○	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•	Comparative information concerning fees charged by the Advisor and Subadvisor for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds; and

•	Profitability analyses for the Advisor and its affiliates with respect to each Fund.

1 Over the course of more than 20 years, the Independent Trustees have identified numerous relevant issues, factors and concerns (“issues, factors and concerns”) that they consider each year in connection with the proposed continuation of the advisory and sub-advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the “annual review process”). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the “special meeting”). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management responds to such comments and questions to the satisfaction of the Independent Trustee before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

Basis for Approval of Investment Advisory Contracts	35

SSgA
Life Solutions Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

Information about Portfolio Management

•	Descriptions of the investment management services provided by the Advisor and Subadvisor, including their investment strategies and processes;

•	Information concerning the allocation of brokerage and the benefits received by the Advisor as a result of brokerage allocation, including information concerning the acquisition of any research through “soft dollar” benefits received in connection with the Funds’ brokerage; and

•	Information regarding the procedures and processes used to value the assets of the Funds and the assistance provided to the administrator of the Funds by the Advisor in monitoring the effectiveness of such procedures and processes.

Information about the Advisor and Subadvisor

•	Reports detailing the financial results and condition of the Advisor and its affiliates;

•	Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Funds;

•	A copy of the Code of Ethics adopted by the Advisor and Subadvisor, together with information relating to compliance with and the administration of such Code;

•	A copy of the Advisor’s proxy voting policies and procedures;

•	Information concerning the resources devoted by the Advisor to overseeing compliance by the Funds and their service providers, including the Advisor’s record of compliance with investment policies and restrictions and other operating policies of the Funds; and

•	A description of the business continuity and disaster recovery plans of the Advisor.

Other Relevant Information

•	Information concerning the nature, quality and cost of various non-investment management services provided to the Funds by affiliates of the Advisor, including the custodian, fund accountant, transfer agent and securities lending agent of the Funds, and the role of the Advisor in managing the Funds’ relationship with these service providers;

•	Copies of the Advisory Agreement, Subadvisory Agreement and agreements with other service providers of the Funds;

•	Additional data requested from an independent provider of investment company data by the Independent Trustees on (a) the SSgA Funds money market portfolios to determine the magnitude to which the absolute difference in yields separated the better performing from the poorer performing funds; and (b) the SSgA Funds quantitative equity portfolios to determine how they performed in the larger universe;

•	Draft responses to letters dated February 16, 2011 from the Funds’ Counsel, Goodwin Procter LLP, and reviewed prior to such date by Independent Counsel, Joseph P. Barri, requesting specific information, from each of:

○	The Advisor, with respect to its operations relating to the Funds and its approximate profit margins before taxes from such operations for the Funds’ last fiscal year; the operations of the Subadvisor relating to the to SSgA Tuckerman Active REIT Fund; and the relevant operations of other affiliated service providers to the Funds, together with their approximate profit margins from such relevant operations for the Funds’ last fiscal year;

○	Russell Fund Services Company (“RFSCo”), the administrator for the Funds, with respect to its operations relating to the Funds; and

○	State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Funds (the “Distributor”), with respect to its operations relating to the Funds, together with the Funds’ related distribution plans and arrangements under Rule 12b-1 under the Investment Company Act of 1940, as amended;

36	Basis for Approval of Investment Advisory Contracts

SSgA
Life Solutions Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

•	Excerpts from the Funds’ most recent Prospectuses, Statements of Additional Information and Annual Reports for the fiscal year ended August 31, 2010, including (i) the latest prospectus descriptions of each Fund’s investment objectives, strategies and authorized investment techniques and investments; and (ii) the latest Portfolio Management Discussion of Performance for each Fund, as prepared by its portfolio management team, together with a graphic comparison of the performance of each Fund with its benchmark index, for its fiscal year ended August 31, 2010;

•	Morningstar materials as of December 31, 2010, obtained by an Independent Trustee and circulated to the other Independent Trustees and to Independent Counsel, with respect to the Funds for which such materials were then available; and

•	A summary of the foregoing materials prepared by Independent Counsel.

In addition to the information identified above, the Board considered information provided from time to time by the Advisor, the Subadvisor and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Advisor and/or Subadvisor relating to the performance of the Funds and the investment strategies used in pursuing each Fund’s investment objective.

The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and Subadvisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement and Subadvisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on April 21, 2011 the Board, including a majority of the Independent Trustees, voted to approve the continuation of the Advisory Agreement and Subadvisory Agreement effective May 2, 2010, for an additional year with respect to all Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement and Subadvisory Agreement, the Board evaluated the nature, extent and quality of services provided to each Fund by the Advisor and, with respect to SSgA Tuckerman Active REIT Fund, the Subadvisor.

The Board considered the Advisor’s and Subadvisor’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Advisor in developing and applying proprietary quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Advisor to the evaluation of credit, interest-rate and currency risks. With respect to those Funds that operate as money market mutual funds, the Board considered the Advisor’s success in maintaining the constant dollar value of each Fund through extraordinary market conditions, including the Advisor’s success in avoiding the purchase of instruments that subsequently became impaired as to their value. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management. The Board also considered the business reputation and past experience of the Subadvisor in managing securities issued by publicly traded real estate investment trusts.

The Board reviewed the compliance programs of the Advisor and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Advisor in monitoring each Fund’s securities lending activities.

Basis for Approval of Investment Advisory Contracts	37

SSgA
Life Solutions Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

On the basis of the foregoing and other relevant information, the Board concluded that the Advisor and the Subadvisor can be expected to continue to provide high quality investment management and related services for the Funds.

Fund Performance

The Board compared each Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2010.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory (a) by comparison to the performance of its peer group funds, or (b) after considering steps taken by management to improve the performance of certain Funds.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers. As part of its review, the Board considered each Fund’s management fee (or in the case of SSgA Life Solutions Balanced Fund, SSgA Life Solutions Growth Fund and SSgA Life Solutions Income & Growth Fund, the management fees payable by each Fund’s underlying funds) and total expense ratio (both before and after giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Advisor to the fees charged and services provided to other clients of the Advisor, including institutional accounts. In addition, the Board considered the willingness of the Advisor to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Advisor and Subadvisor, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of similar mutual funds and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Advisor and its affiliates in providing investment advisory and other services to each Fund and to all Funds as a group. The Board considered other direct and indirect benefits received by the Advisor and its affiliates in connection with their relationships with the Funds, including the benefits of research services that may be available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients.

The Board concluded that the profitability of the Advisor and its affiliates with respect to each Fund is reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Advisor and its affiliates, on the one hand, and each Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of each Fund and all Funds as a group, the level of profitability of the Advisor and its affiliates with respect to each Fund and all Funds as a group over various time periods, and the comparatively low management fee and expense ratio of each Fund during these periods, it does not appear that the Advisor or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.

38	Basis for Approval of Investment Advisory Contracts

SSgA
Life Solutions Funds

Shareholder Requests for Additional Information — August 31, 2011 (Unaudited)

The Funds have adopted the proxy voting policies of the Advisor. A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities are contained in the Funds’ Statement of Additional Information, which is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the Securities and Exchange Commission’s public reference room.

The Funds will file their complete schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Funds’ semi-annual and annual financial statements. The Funds’ Form N-Q is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the Securities and Exchange Commission’s public reference room.

Shareholder Requests for Additional Information	39

SSgA
Life Solutions Funds

Disclosure of Information about Fund Trustees and Officers —
August 31, 2011 (Unaudited)

The following tables provide information for each trustee and principal officers of the Investment Company, which consists of 20 funds. The first table provides information about the trustees who are interested persons. The second table provides information about the independent trustees. The third table provides information about the officers.

				Number of
				Portfolios in
	Position(s) Held		Principal Occupation(s)	Fund	Other
Name,	with SSgA Funds;	Term	During Past 5 Years; and	Complex	Directorships Held
Age,	Length of	of	Other Relevant Experience,	Overseen by	by Trustee During
Address	Time Served	Office	Attributes and Skills(1)	Trustee	Past 5 Years
INTERESTED TRUSTEE
Shawn C.D. Johnson Born March 3, 1963 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Trustee since November 2008	Until successor is elected by Trustees	• 2008 to Present, Director of SSgA FM; • 2003 to Present, Senior Managing Director, Chairman, SSgA Investment Committee, State Street Global Advisors; • 2006 to Present, Trustee, Berea College; Member of Berea Investment Committee, Audit Committee and Finance Committee; • 2009 to Present, Member of Virginia Tech Foundation Investment Committee; and • June 2008 to August 2010, Chairman, Financial Service Sector Coordinating Counsel.	20	None

INDEPENDENT TRUSTEES

Lynn L. Anderson Born April 22, 1939 1301 Second Avenue, 18th Floor Seattle, WA 98101	Member, Board of Trustees (Chairman of the Board from 1988 to December 2008) Member, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• Until December 2005, Vice Chairman, Frank Russell Company (institutional financial consultant)(Retired); • March 2007 to September 2010, member, IDC Board of Governors; • September 2007 to September 2010, member Investment Company Institute Board of Governors; • September 2008 to September 2010, member Investment Company Institute and IDC Investment Committee; and • Until December 2008, Director, Russell Trust Company (Retired).	20	Until December 2005, Chairman of the Board, 34 Russell Investment Company and 5 Russell Investment Funds (registered investment companies) (Retired).

William L. Marshall Born December 12, 1942 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1988 Chairman, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner and Member, Financial Planners Association; and • Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	20	None

40	Disclosure of Information about Fund Trustees and Officers

SSgA
Life Solutions Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2011 (Unaudited)

Number of
Portfolios in
	Position(s) Held		Principal Occupation(s)	Fund	Other
Name,	with SSgA Funds;	Term	During Past 5 Years; and	Complex	Directorships Held
Age,	Length of	of	Other Relevant Experience,	Overseen by	by Trustee During
Address	Time Served	Office	Attributes and Skills(1)	Trustee	Past 5 Years
INDEPENDENT TRUSTEES (continued)

Steven J. Mastrovich(2) Born November 3, 1956 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1988 Member, Audit Committee Chairman, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• June 2010 to Present, Managing Director and Head of Private Capital Markets, J.P. Morgan Real Estate and Lodging Investment Banking Group; • January 2009 to June 2010, Managing Director, Head of Investor Relations, Highbridge Principal Strategies (a J.P. Morgan subsidiary); and • October 2000 to January 2009, Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate investments within the US).	20	None

Patrick J. Riley Born November 30, 1948 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1988 Independent Chairman of the Board since January 2009 Member (ex-officio), Audit Committee Member (ex-officio), Governance Committee Member (ex-officio), Valuation Committee Member (ex-officio), Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• 2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; • 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); • 1998 to Present, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company); to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); • 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); • January 2009 to Present, Independent Director, SSgA Fixed Income plc; and • January 2009 to Present, Independent Director, SSgA Qualified Funds plc.	20	None

Richard D. Shirk Born October 31, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1988 Member, Audit Committee Member, Governance Committee Member, Valuation Committee Chairman, Qualified Legal and Compliance Committee	Until successor is elected by Trustees
• March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired);
• 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare);
• 1998 to December 2008, Chairman, Board Member and Investment Committee Member, Healthcare Georgia Foundation (private foundation);
• September 2002 to May 2011, Lead Director and Board Member, Amerigroup Corp. (managed health care) (Retired);
• 1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and
• 2003 to 2009, Trustee, Gettysburg College.
				20	None

Disclosure of Information about Fund Trustees and Officers	41

SSgA
Life Solutions Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2011 (Unaudited)

Number of
Portfolios in
	Position(s) Held		Principal Occupation(s)	Fund	Other
Name,	with SSgA Funds;	Term	During Past 5 Years; and	Complex	Directorships Held
Age,	Length of	of	Other Relevant Experience,	Overseen by	by Trustee During
Address	Time Served	Office	Attributes and Skills(1)	Trustee	Past 5 Years
INDEPENDENT TRUSTEES (continued)

Bruce D. Taber Born April 25, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1991 Member, Audit Committee Member, Governance Committee Chairman, Valuation Committee Member, Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• 1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); • Until December 2008, Independent Director, SSgA Cash Management Fund plc; • Until December 2008, Independent Director, State Street Global Advisors Ireland, Ltd. (investment companies); and • Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	20	None

(1)	The information reported includes the principal occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.
(2)	Ceased to be a Trustee effective October 3, 2011.

42	Disclosure of Information about Fund Trustees and Officers

SSgA
Life Solutions Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2011 (Unaudited)

Position(s) with
Name,	SSgA Funds;	Term
Age, and	and Length of	of	Principal Occupation(s)
Address	Time Served	Office	During Past Five Years
OFFICERS
James E. Ross Born June 24, 1965 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	President and Chief Executive Officer from January 2006 to Present; and Principal Executive Officer since 2005	Until successor is elected by Trustees
• 2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management Inc. (investment advisor);
• March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and
• President, Principal Executive Officer and Trustee, SPDR Series Trust, SPDR Index Shares Funds; and Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds and State Street Institutional Investment Trust; President and Principal Executive Officer, State Street Navigator Securities Lending Trust (registered investment companies).

Ellen M. Needham Born January 4, 1967 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Vice President since May 2006	Until successor is elected by Trustees
• Chief Operating Officer and Vice President, SSgA Funds Management, Inc. (investment advisor);
• March 2011 to Present, Senior Managing Director (July 2007 to March 2011, Managing Director; June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors; and
• Vice President, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies).

Jacqueline Angell Born October 12, 1974 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Chief Compliance Officer since April 2011	Until successor is elected by Trustees	• July 2008 to Present, Vice President, State Street Global Advisors; and • April 2006 to June 2008, Director, Investment Advisor Oversight, Fidelity Investments.

Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer and Principal Accounting Officer since 2000	Until successor is elected by Trustees
• 2009 to Present, Global Head of Fund Operations, Russell Investments;
• 1998 to 2009, Director, Fund Administration, Russell Investment Management Company, Russell Fund Services Company, Russell Trust Company and Russell Financial Services Company; and
• Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds.

Sandra G. Richardson Born January 12, 1971 1096 Avenue of the Americas 14th Floor New York, NY 10036	Secretary and Chief Legal Officer since 2010	Until successor is elected by Trustees
• September 2010 to Present, Associate General Counsel (January 2008 to September 2010, Associate Counsel), Russell Investments; and
• November 2003 to November 2007, Associate, Kirkpatrick & Lockhart Preston Gates Ellis LLP.

Disclosure of Information about Fund Trustees and Officers	43

SSgA
Life Solutions Funds
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 647-7327

Trustees
Lynn L. Anderson
Shawn C.D. Johnson
William L. Marshall
Steven J. Mastrovich*
Patrick J. Riley, Chairman
Richard D. Shirk
Bruce D. Taber
Officers
James E. Ross, President, Chief Executive Officer and Principal Executive Officer
Mark E. Swanson, Treasurer and Principal Accounting Officer
Ellen M. Needham, Vice President
Jacqueline Angell, Chief Compliance Officer
Sandra G. Richardson, Secretary and Chief Legal Officer
Ross E. Erickson, Assistant Treasurer
Kimberlee A. Lloyd, Assistant Treasurer
David J. Craig, Assistant Treasurer
Carla L. Anderson, Assistant Secretary
Investment Advisor
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900

Custodian and Office of Shareholder Inquiries
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171
Transfer and Dividend Paying Agent
Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, Massachusetts 02171
Distributor
State Street Global Markets, LLC
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
Administrator
Russell Fund Services Company
1301 Second Avenue
18th Floor
Seattle, Washington 98101
Legal Counsel
Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116

*	Ceased to be a Trustee effective October 3, 2011.

Distributor: State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSgA Funds pay State Street Bank and Trust Company for its services as custodian, transfer agent and shareholder servicing agent and pays SSgA Funds Management, Inc. for investment advisory services.

This information must be preceded or accompanied by a current prospectus or summary prospectus. Read the prospectus carefully before you invest or send money.

44	Fund Management and Service Providers

SSGA LS AR

MONEY MARKET FUNDS
Money Market Fund
U.S. Government Money Market Fund
Tax Free Money Market Fund

Annual Report
August 31, 2011

SSgA Funds
Money Market Funds
Annual Report
August 31, 2011

“SSgA” is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or another governmental agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

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SSgA Funds
Letter from the President of SSgA Funds Management, Inc.

Dear Shareholder:

We are pleased to provide you with the August 31, 2011 Annual Report for the SSgA Funds which provides an overview of the investment discipline for each SSgA Fund as well as a discussion of management, performance data and related financial statements. As you review your overall investment strategy, we hope that you will find this information useful.

The U.S. economy and financial markets have followed an uncertain course and have been impacted this year by a number of unique events — the fractious battle over raising the debt ceiling, unrelenting high unemployment and Standard & Poor’s unprecedented decision to downgrade U.S. Government debt from a AAA credit rating to AA+. Additionally, the depressed housing market and an infectious lack of consumer confidence exacerbated equity volatility and underscored the continued flight to short-term bonds, Treasuries and money market funds, even as yields fell to record lows.

The international stage has featured similarly lackluster growth and pervasive volatility. A number of factors, from the fallout of the European debt crisis to policy tightening in developing countries, have combined to push the global economy to a saturation point where some have begun to question its ability to absorb additional market shocks.

In times when unrelenting volatility, dramatic selloffs and unexpected world events have heightened uncertainty for investors, we thank you for the confidence you have placed in the SSgA Funds.

Sincerely,

James Ross
President
SSgA Funds

President’s Letter	3

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SSgA
Money Market Fund

Shareholder Expense Example — August 31, 2011 (Unaudited)
Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2011 to August 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Hypothetical
		Performance
	Actual	(5% return
	Performance	before expenses)

Beginning Account Value March 1, 2011	$1,000.00	$1,000.00
Ending Account Value August 31, 2011	$1,000.00	$1,023.79
Expenses Paid During Period*	$1.41	$1.43

*	Expenses are equal to the Fund’s expense ratio of 0.28% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

Money Market Fund	5

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SSgA
Money Market Fund

Schedule of Investments — August 31, 2011

Amounts in thousands (except share amounts)
	Principal		Date
	Amount ($)	Rate	of	Value
	or Shares	% (#)	Maturity	$

Asset-Backed Commercial Paper - 0.8%
Kells Funding LLC (λ)	50,000	0.230	09/13/11	49,996

Total Asset-Backed Commercial Paper (amortized cost $49,996)				49,996

Certificates of Deposit - 42.8%
Bank of Montreal (next reset date 10/06/11) (Ê)	25,000	0.295	09/05/12	25,000
Bank of Nova Scotia	200,000	0.190	09/01/11	200,000
Bank of Nova Scotia (next reset date 11/16/11) (Ê)	30,000	0.440	09/15/12	30,000
Bank of Tokyo - Mitsubishi	100,000	0.140	09/02/11	100,000
Barclays Bank (next reset date 09/13/11) (Ê)	50,000	0.477	01/13/12	50,000
Barclays Bank (next reset date 09/02/11) (Ê)	150,000	0.361	03/02/12	150,000
BNP Paribas	175,000	0.540	09/26/11	175,000
BNP Paribas	50,000	0.400	11/21/11	50,000
Credit Agricole Corporate and Investment Bank (Ê)	100,000	0.438	09/01/11	100,000
Credit Agricole Corporate and Investment Bank (Ê)	50,000	0.455	09/07/11	50,000
Credit Suisse (next reset date 09/02/11) (Ê)	51,000	0.355	09/05/12	51,000
Deutsche Bank AG	200,000	0.230	09/19/11	200,000
Deutsche Bank AG (next reset date 09/05/11) (Ê)	50,000	0.405	04/03/12	50,000
ING Bank NV	75,000	0.400	09/14/11	75,000
Lloyds TSB Bank	150,000	0.140	09/02/11	150,000
Lloyds TSB Bank	75,000	0.390	09/13/11	75,000
National Australia Bank Ltd.	250,000	0.210	10/11/11	250,001
Rabobank Nederland NV (next reset date 09/02/11) (Ê)	200,000	0.291	04/02/12	200,000
Rabobank Nederland NV (next reset date 09/14/11) (Ê)	28,000	0.267	05/14/12	28,000
Rabobank Nederland NV (next reset date 09/14/11) (Ê)	28,000	0.277	05/14/12	28,000
Royal Bank of Scotland	50,000	0.150	09/01/11	50,000
Royal Bank of Scotland	100,000	0.150	09/07/11	100,000
Royal Bank of Scotland	100,000	0.150	09/09/11	100,000
Royal Bank of Scotland (Ê)	50,000	0.450	09/12/11	50,000
Sumitomo Mitsui Banking Corp.	100,000	0.180	09/02/11	100,000
Swedbank AB	40,000	0.130	09/01/11	40,000
Toronto Dominion Bank	40,000	0.180	10/17/11	40,000
Toronto Dominion Bank (next reset date 09/28/11) (Ê)	21,000	0.290	10/28/11	21,000
Toronto Dominion Bank (next reset date 09/12/11) (Ê)	27,000	0.287	01/12/12	27,000
UBS AG	50,000	0.390	09/26/11	50,000
UBS AG	125,000	0.220	09/29/11	125,000
UBS AG	100,000	0.220	10/14/11	100,000

Total Certificates of Deposit (amortized cost $2,840,001)				2,840,001

Financial Company Commercial Paper - 10.2%
Australia & New Zealand Banking Group Ltd. (λ)	25,000	0.190	10/13/11	24,994
Caisse D’Amortissement de la Dette Sociale (λ)	105,000	0.223	09/12/11	104,993
Credit Suisse	200,000	0.200	10/13/11	199,953
DnB NOR Bank ASA (next reset date 10/19/11) (Ê)(λ)	40,000	0.264	01/19/12	40,000
General Electric Capital Corp.	83,000	0.250	12/07/11	82,944
General Electric Co.	50,000	0.100	09/07/11	49,999
Societe Generale	75,000	0.410	09/12/11	74,991

Money Market Fund	7

SSgA
Money Market Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal		Date
	Amount ($)	Rate	of	Value
	or Shares	% (#)	Maturity	$
Societe Generale	50,000	0.300	09/14/11	49,995
Svenska Handelsbanken AB (λ)	50,000	0.213	09/16/11	49,996

Total Financial Company Commercial Paper (amortized cost $677,865)				677,865

Other Notes - 5.7%
Bank of America NA (Ê)	50,000	0.277	09/15/11	50,000
Commonwealth Bank of Australia (next reset date 10/27/11) (Ê)(λ)	24,000	0.402	09/27/12	24,000
Nordea Bank AB (next reset date 11/18/11) (Ê)(λ)	74,000	0.392	09/17/12	74,000
Rabobank Nederland NV (next reset date 11/16/11) (Ê)(λ)	80,000	0.430	09/14/12	80,000
Svenska Handelsbanken AB (next reset date 11/09/11) (Ê)(λ)	26,000	0.371	05/08/12	26,000
Svenska Handelsbanken AB (next reset date 11/17/11) (Ê)(λ)	100,000	0.341	05/16/12	100,000
Westpac Banking Corp. (next reset date 10/28/11) (Ê)	27,000	0.402	09/28/12	27,000

Total Other Notes (amortized cost $381,000)				381,000

Total Investments - 59.5% (amortized cost $3,948,862)				3,948,862

Repurchase Agreements - 40.5%
Government Agency Repurchase Agreements - 39.0%
Agreement with Barclays Capital, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $500,000 dated August 31, 2011, at 0.050% to be repurchased at $500,001 on September 1, 2011, collateralized by: $495,251 par various United States Government Agency Obligations, valued at $510,000.				500,000
Agreement with BNP Paribas and The Bank of New York Mellon Corp. (Tri-Party) of $250,000 dated August 31, 2011, at 0.060% to be repurchased at $250,000 on September 1, 2011, collateralized by: $243,004 par various United States Government Agency Obligations, valued at $255,001.				250,000
Agreement with Citigroup Global Markets, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $250,000 dated August 31, 2011, at 0.090% to be repurchased at $250,001 on September 1, 2011, collateralized by: $364,205 par various United States Government Agency Mortgage Obligations, valued at $255,000.				250,000
Agreement with Deutsche Bank AG and The Bank of New York Mellon Corp. (Tri-Party) of $150,000 dated August 30, 2011, at 0.060% to be repurchased at $150,002 on September 6, 2011, collateralized by: $250,977 par various United States Government Agency Mortgage Obligations, valued at $153,248.				150,000
Agreement with Goldman Sachs & Co. and The Bank of New York Mellon Corp. (Tri-Party) of $200,000 dated August 31, 2011, at 0.060% to be repurchased at $200,000 on September 1, 2011, collateralized by: $881,154 par various United States Government Agency Mortgage Obligations, valued at $204,000.				200,000

8	Money Market Fund

SSgA
Money Market Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
Value
$
Agreement with Goldman Sachs & Co. and The Bank of New York Mellon Corp. (Tri-Party) of $50,000 dated August 30, 2011, at 0.070% to be repurchased at $50,001 on September 6, 2011, collateralized by: $55,536 par various United States Government Agency Mortgage Obligations, valued at $51,000.	50,000
Agreement with JPMorgan Chase Securities, Inc. and JPMorgan Chase & Co. (Tri-Party) of $96,000 dated August 31, 2011, at 0.060% to be repurchased at $96,000 on September 1, 2011, collateralized by: $133,683 par various United States Government Agency Mortgage Obligations, valued at $97,925.	96,000
Agreement with Merrill Lynch and The Bank of New York Mellon Corp. (Tri-Party) of $486,141 dated August 31, 2011, at 0.070% to be repurchased at $486,142 on September 1, 2011, collateralized by: $618,805 par various United States Government Agency Mortgage Obligations, valued at $495,864.	486,141
Agreement with Morgan Stanley and The Bank of New York Mellon Corp. (Tri-Party) of $250,000 dated August 31, 2011, at 0.070% to be repurchased at $250,000 on September 1, 2011, collateralized by: $440,068 par various United States Government Agency Mortgage Obligations, valued at $255,000.	250,000
Agreement with RBS Securities, Inc. and JPMorgan Chase & Co. (Tri-Party) of $104,000 dated August 31, 2011, at 0.090% to be repurchased at $104,000 on September 1, 2011, collateralized by: $121,926 par various United States Government Agency Mortgage Obligations, valued at $106,080.	104,000
Agreement with UBS AG and The Bank of New York Mellon Corp. (Tri-Party) of $100,000 dated August 31, 2011, at 0.060% to be repurchased at $100,001 on September 7, 2011, collateralized by: $101,652 par various United States Government Agency Mortgage Obligations, valued at $102,000.	100,000
Agreement with UBS AG and The Bank of New York Mellon Corp. (Tri-Party) of $150,000 dated August 31, 2011, at 0.080% to be repurchased at $150,000 on September 1, 2011, collateralized by: $154,409 par various United States Government Agency Mortgage Obligations, valued at $153,000.	150,000

Total Government Agency Repurchase Agreements (identified cost $2,586,141)	2,586,141

Money Market Fund	9

SSgA
Money Market Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
Value
$

Treasury Repurchase Agreements - 1.5%
Agreement with Deutsche Bank AG and The Bank of New York Mellon Corp. (Tri-Party) of $100,000 dated August 31, 2011, at 0.070% to be repurchased at $100,000 on September 1, 2011, collateralized by: $100,553 par various United States Government Treasury Obligations, valued at $102,000.	100,000

Total Treasury Repurchase Agreements (identified cost $100,000)	100,000

Total Repurchase Agreements (identified cost $2,686,141)	2,686,141

Total Investments and Repurchase Agreements - 100.0%* (cost $6,635,003) (†)	6,635,003

Other Assets and Liabilities, Net - 0.0%	182

Net Assets - 100.0%	6,635,185

Presentation of Portfolio Holdings — August 31, 2011

% of
Net
Categories	Assets
Asset-Backed Commercial Paper	0.8
Certificates of Deposit	42.8
Financial Company Commercial Paper	10.2
Other Notes	5.7
Repurchase Agreements	40.5

Total Investments and Repurchase Agreements	100.0
Other Assets and Liabilities, Net	— **

100.0

**	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

10	Money Market Fund

SSgA
U.S. Government Money Market Fund

Shareholder Expense Example — August 31, 2011 (Unaudited)
Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2011 to August 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Hypothetical
		Performance
	Actual	(5% return
	Performance	before expenses)

Beginning Account Value March 1, 2011	$1,000.00	$1,000.00
Ending Account Value August 31, 2011	$1,000.00	$1,024.65
Expenses Paid During Period*	$0.55	$0.56

*	Expenses are equal to the Fund’s annualized expense ratio of 0.11% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

U.S. Government Money Market Fund	11

This page has been intentionally left blank.

SSgA
U.S. Government Money Market Fund

Schedule of Investments — August 31, 2011

Amounts in thousands (except share amounts)
	Principal		Date
	Amount ($)	Rate	of	Value
	or Shares	% (#)	Maturity	$

Government Agency Debt - 49.4%
Federal Home Loan Bank	195,000	0.090	09/02/11	194,999
Federal Home Loan Bank	79,000	0.050	10/19/11	78,995
Federal Home Loan Bank	26,000	0.070	11/14/11	25,996
Federal Home Loan Bank	42,000	0.070	11/16/11	41,994
Federal Home Loan Bank	8,000	0.015	11/23/11	8,000
Federal Home Loan Bank	12,000	0.020	11/25/11	11,999
Federal Home Loan Bank	54,000	0.010	11/30/11	53,996
Federal Home Loan Bank (next reset date 09/23/11) (Ê)	73,000	0.185	01/23/12	73,015
Freddie Mac	198,000	0.090	09/22/11	197,990
Freddie Mac	155,000	0.140	10/17/11	154,972
Freddie Mac	34,000	0.070	11/07/11	33,996
Freddie Mac	144,000	0.110	11/09/11	143,970
Freddie Mac	51,000	0.070	11/14/11	50,993
Freddie Mac	72,000	0.110	11/15/11	71,983
Freddie Mac	350,000	0.030	12/06/11	349,972
Freddie Mac (next reset date 09/29/11) (Ê)	175,000	0.168	12/29/11	175,024
Freddie Mac (next reset date 09/03/11) (Ê)	53,000	0.162	04/03/12	53,008
Freddie Mac (next reset date 09/11/11) (Ê)	77,000	0.188	05/11/12	77,019
Fannie Mae	31,000	0.150	10/17/11	30,994
Fannie Mae	61,000	0.100	11/01/11	60,990
Fannie Mae	19,000	0.015	11/02/11	18,999
Fannie Mae	64,000	0.100	11/02/11	63,989
Fannie Mae	7,000	0.025	12/05/11	6,999
Fannie Mae	19,000	0.050	12/28/11	18,997
Fannie Mae	72,000	0.140	01/03/12	71,965
Fannie Mae	35,000	0.140	02/15/12	34,977
Fannie Mae	100,000	0.140	02/16/12	99,935

Total Government Agency Debt (amortized cost $2,205,766)				2,205,766

Total Investments - 49.4% (amortized cost $2,205,766)				2,205,766

Repurchase Agreements - 46.1%
Government Agency Repurchase Agreements - 41.4%
Agreement with Barclays Capital, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $200,000 dated August 31, 2011, at 0.040% to be repurchased at $200,000 on September 1, 2011, collateralized by: $200,384 par various United States Government Agency Obligations, valued at $204,001.				200,000
Agreement with Calyon and The Bank of New York Mellon Corp. (Tri-Party) of $750,000 dated August 31, 2011, at 0.080% to be repurchased at $750,002 on September 1, 2011, collateralized by: $751,511 par various United States Government Agency Obligations, valued at $765,005.				750,000
Agreement with Citigroup Global Markets, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $750,000 dated August 31, 2011, at 0.070% to be repurchased at $750,001 on September 1, 2011, collateralized by: $717,792 par various United States Government Agency Obligations, valued at $765,000.				750,000

U.S. Government Money Market Fund	13

SSgA
U.S. Government Money Market Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
Value
$
Agreement with Goldman Sachs & Co. and The Bank of New York Mellon Corp. (Tri-Party) of $150,000 dated August 31, 2011, at 0.050% to be repurchased at $150,000 on September 1, 2011, collateralized by: $104,835 par various United States Government Agency Obligations, valued at $153,001.	150,000

Total Government Agency Repurchase Agreements (identified cost $1,850,000)	1,850,000

Treasury Repurchase Agreements - 4.7%
Agreement with Credit Suisse and JPMorgan Chase (Tri-Party) of $100,000 dated August 31, 2011, at 0.050% to be repurchased at $100,002 on September 1, 2011, collateralized by: $88,357 par various United States Government Treasury Obligations, valued at $102,002.	100,000
Agreement with Merrill Lynch and The Bank of New York Mellon Corp. (Tri-Party) of $110,594 dated August 31, 2011, at 0.060% to be repurchased at $110,594 on September 1, 2011, collateralized by: $112,991 par various United States Government Treasury Obligations, valued at $112,806.	110,594

Total Treasury Repurchase Agreements (identified cost $210,594)	210,594

Total Repurchase Agreements (identified cost $2,060,594)	2,060,594

Total Investments and Repurchase Agreements - 95.5%* (cost $4,266,360) (†)	4,266,360

Other Assets and Liabilities, Net - 4.5%	203,181

Net Assets - 100.0%	4,469,541

See accompanying notes which are an integral part of the financial statements.

14	U.S. Government Money Market Fund

SSgA
U.S. Government Money Market Fund

Presentation of Portfolio Holdings — August 31, 2011

% of
Net
Categories	Assets
Government Agency Debt	49.4
Repurchase Agreements	46.1

Total Investments and Repurchase Agreements	95.5
Other Assets and Liabilities, Net	4.5

100.0

See accompanying notes which are an integral part of the financial statements.

U.S. Government Money Market Fund	15

SSgA
Tax Free Money Market Fund

Shareholder Expense Example — August 31, 2011 (Unaudited)
Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2011 to August 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Hypothetical
		Performance
	Actual	(5% return
	Performance	before expenses)

Beginning Account Value March 1, 2011	$1,000.00	$1,000.00
Ending Account Value August 31, 2011	$1,000.00	$1,024.45
Expenses Paid During Period*	$0.76	$0.77

*	Expenses are equal to the Fund’s annualized expense ratio of 0.15% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

16	Tax Free Money Market Fund

SSgA
Tax Free Money Market Fund

Schedule of Investments — August 31, 2011

Amounts in thousands (except share amounts)
	Principal			Date
	Amount ($)	Rate	Next Reset	of	Value
	or Shares	% (#)	Date	Maturity	$

Variable Rate Demand Notes - 80.8%
California - 9.7%
Bay Area Toll Authority Revenue Bonds, Weekly demand (mu)(Ê)	1,000	0.140	09/07/11	04/01/45	1,000
Bay Area Toll Authority Revenue Bonds, Weekly demand (mu)(Ê)	2,000	0.150	09/07/11	04/01/45	2,000
Metropolitan Water District of Southern California Revenue Bonds, Weekly demand (Ê)	2,000	0.170	09/07/11	07/01/23	2,000
Orange County Water District Certificate Of Participation, Weekly demand (mu)(Ê)	1,000	0.140	09/07/11	08/01/42	1,000
San Diego Housing Authority Revenue Bonds, Weekly demand (Ê)	1,000	0.230	09/07/11	01/15/35	1,000

					7,000

Colorado - 2.0%
Colorado Housing & Finance Authority Revenue Bonds, Weekly demand (Ê)	1,465	0.150	09/07/11	05/01/34	1,465

Connecticut - 2.8%
Connecticut State Health & Educational Facility Authority Revenue Bonds, Weekly demand (Ê)	2,000	0.100	09/07/11	07/01/33	2,000

Delaware - 2.8%
University of Delaware Revenue Bonds, Weekly demand (Ê)	2,000	0.090	09/01/11	11/01/35	2,000

Georgia - 2.8%
Gwinnett County Housing Authority Revenue Bonds, Weekly demand (Ê)	2,000	0.190	09/07/11	06/15/25	2,000

Indiana - 2.8%
City of Indianapolis Indiana Revenue Bonds, Weekly demand (Ê)	2,000	0.190	09/07/11	11/15/37	2,000

Kansas - 2.8%
Kansas State Department of Transportation Revenue Bonds, Weekly demand (Ê)	2,000	0.140	09/07/11	09/01/19	2,000

Maryland - 3.5%
County of Montgomery Maryland General Obligation Unlimited, Weekly demand (Ê)	500	0.120	09/01/11	06/01/26	500
Maryland Stadium Authority Revenue Bonds, Weekly demand (Ê)	2,000	0.200	09/07/11	12/15/14	2,000

					2,500

Massachusetts - 5.8%
Massachusetts Bay Transportation Authority Revenue Bonds, Weekly demand (Ê)	2,000	0.170	09/07/11	07/01/21	2,000
Massachusetts State Department of Transportation Revenue Bonds, Weekly demand (Ê)	1,000	0.130	09/07/11	01/01/39	1,000
University of Massachusetts Building Authority Revenue Bonds, Weekly demand (Ê)	1,180	0.150	09/07/11	05/01/38	1,180

					4,180

Tax Free Money Market Fund	17

SSgA
Tax Free Money Market Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal			Date
	Amount ($)	Rate	Next Reset	of	Value
	or Shares	% (#)	Date	Maturity	$

Minnesota - 2.8%
City of Rochester Minnesota Revenue Bonds, Weekly demand (Ê)	2,000	0.140	09/07/11	11/15/38	2,000

Missouri - 1.6%
Missouri State Health & Educational Facilities Authority Revenue Bonds, Weekly demand (Ê)	1,165	0.140	09/07/11	06/01/33	1,165

New York - 3.0%
New York City Transitional Finance Authority Revenue Bonds, Weekly demand (Ê)	500	0.060	09/01/11	11/01/22	500
New York City Transitional Finance Authority Revenue Bonds, Weekly demand (Ê)	1,650	0.110	09/01/11	11/01/22	1,650

					2,150

North Carolina - 13.1%
City of Charlotte North Carolina Certificate Of Participation, Weekly demand (Ê)	1,000	0.290	09/07/11	06/01/33	1,000
City of Greensboro North Carolina Revenue Bonds, Weekly demand (Ê)	1,950	0.290	09/07/11	06/01/28	1,950
County of Mecklenburg North Carolina General Obligation Unlimited, Weekly demand (Ê)	2,000	0.190	09/07/11	02/01/24	2,000
County of Union North Carolina General Obligation Unlimited, Weekly demand (Ê)	2,000	0.150	09/07/11	03/01/33	2,000
County of Wake North Carolina General Obligation Unlimited, Weekly demand (Ê)	1,000	0.160	09/07/11	03/01/24	1,000
North Carolina Medical Care Commission Revenue Bonds, Weekly demand (Ê)	1,500	0.150	09/07/11	06/01/23	1,500

					9,450

Ohio - 3.5%
Ohio Air Quality Development Authority Revenue Bonds, Weekly demand (mu)(Ê)	2,500	0.130	09/07/11	03/01/23	2,500

Oregon - 1.7%
Oregon State Facilities Authority Revenue Bonds, Weekly demand (mu)(Ê)	1,200	0.150	09/07/11	11/01/28	1,200

Rhode Island - 1.4%
Rhode Island Health & Educational Building Corp. Revenue Bonds, Weekly demand (mu)(Ê)	1,045	0.150	09/07/11	06/01/35	1,045

South Carolina - 2.3%
City of North Charleston South Carolina Tax Allocation, Weekly demand (Ê)	1,670	0.220	09/07/11	09/01/37	1,670

Texas - 4.8%
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds, Weekly demand (mu)(Ê)	2,400	0.130	09/01/11	09/01/31	2,400
Harris County Health Facilities Development Corp. Revenue Bonds, Weekly demand (Ê)	1,100	0.180	09/01/11	10/01/41	1,100

					3,500

18	Tax Free Money Market Fund

SSgA
Tax Free Money Market Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal			Date
	Amount ($)	Rate	Next Reset	of	Value
	or Shares	% (#)	Date	Maturity	$

Utah - 4.2%
County of Utah Utah Revenue Bonds, Weekly demand (Ê)	1,000	0.170	09/07/11	05/15/35	1,000
County of Weber Utah Revenue Bonds, Weekly demand (Ê)	2,000	0.140	09/07/11	02/15/32	2,000

					3,000

Virginia - 1.4%
Fairfax County Economic Development Authority Revenue Bonds, Weekly demand (Ê)	1,000	0.200	09/07/11	12/01/33	1,000

Washington - 3.2%
Tulalip Tribes of the Tulalip Reservation Revenue Bonds, Weekly demand (mu)(Ê)	2,000	0.260	09/07/11	06/01/19	2,000
Washington State Housing Finance Commission Revenue Bonds, Weekly demand (mu)(Ê)	300	0.300	09/07/11	02/01/44	300

					2,300

Wisconsin - 2.8%
Wisconsin Housing & Economic Development Authority Revenue Bonds, Weekly demand (Ê)	2,000	0.170	09/07/11	09/01/33	2,000

Total Variable Rate Demand Notes (amortized cost $58,125)					58,125

Investment Company - 19.2%
AIM Tax Free Cash Reserve Money Market Fund	13,857,007				13,857

Total Investment Company (cost $13,857)					13,857

Total Investments - 100.0%* (amortized cost $71,982)					71,982

Other Assets and Liabilities, Net - (0.0%)					(9)

Net Assets - 100.0%					71,973

See accompanying notes which are an integral part of the financial statements.

Tax Free Money Market Fund	19

SSgA
Tax Free Money Market Fund

Schedule of Investments, continued — August 31, 2011

Quality Ratings as a % of Value (Unaudited)
AAA	56%
AA	44%

100%

Economic Sector Emphasis as a of % of Value (Unaudited)

Health Care Revenue	21%
General Obligation	17
Housing Revenue	15
Transportation	14
Education Revenue	11
Water and Sewer Revenue	9
Development Revenue	5
Pollution Control Revenue	4
Other Revenue	4

100%

See accompanying notes which are an integral part of the financial statements.

20	Tax Free Money Market Fund

SSgA
Tax Free Money Market Fund

Presentation of Portfolio Holdings — August 31, 2011

% of
Net
Categories	Assets
Variable Rate Demand Notes
California	9.7
Colorado	2.0
Connecticut	2.8
Delaware	2.8
Georgia	2.8
Indiana	2.8
Kansas	2.8
Maryland	3.5
Massachusetts	5.8
Minnesota	2.8
Missouri	1.6
New York	3.0
North Carolina	13.1
Ohio	3.5
Oregon	1.7
Rhode Island	1.4
South Carolina	2.3
Texas	4.8
Utah	4.2
Virginia	1.4
Washington	3.2
Wisconsin	2.8
Investment Company	19.2

Total Investments	100.0
Other Assets and Liabilities, Net	— **

100.0

**	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Tax Free Money Market Fund	21

SSgA
Money Market Funds

Notes to Schedules of Investments — August 31, 2011

Footnotes

(Ê)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(mu)	Bond is insured by a guarantor.
(†)	The identified cost for Federal income tax purposes.
(λ)	Restricted security (144A) or 4 (2) commercial paper. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
*	Unless otherwise indicated, the values of securities of the Fund are determined based on Level 2 inputs. (Note 2)
#	For purposes of this report, for non-interest bearing Commercial Paper and Discount Notes, the discount rate at purchase is used to populate the coupon rate column.

22	Notes to Schedules of Investments

SSgA
Money Market Funds

Statements of Assets and Liabilities — August 31, 2011

		U.S. Government
	Money	Money Market	Tax Free Money
Amounts in thousands	Market Fund	Fund	Market Fund

Assets
Investments, at identified cost	$3,948,862	$2,205,766	$71,982

Investments at amortized cost which approximates value	3,948,862	2,205,766	71,982
Repurchase agreements at cost which approximates value	2,686,141	2,060,594	—
Cash	—	257,484	1,650
Receivables:
Dividends and interest	1,544	25	13
Fund shares sold	33	9	—
From advisor	—	124	45
Prepaid expenses	140	74	7

Total assets	6,636,720	4,524,076	73,697

Liabilities
Payables:
Investments purchased	—	53,996	1,650
Accrued fees to affiliates	1,455	508	59
Other accrued expenses	51	31	15
Income distribution	29	—	—

Total liabilities	1,535	54,535	1,724

Net Assets	$6,635,185	$4,469,541	$71,973

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$60	$—	$—
Accumulated net realized gain (loss)	64	(28)	(170)
Shares of beneficial interest	6,635	4,470	72
Additional paid-in capital	6,628,426	4,465,099	72,071

Net Assets	$6,635,185	$4,469,541	$71,973

Net Asset Value, offering and redemption price per share:
Net asset value per share:(a)	$1.00	$1.00	$1.00
Net assets	$6,635,185,322	$4,469,540,884	$71,972,636
Shares outstanding ($.001 par value)	6,635,064,893	4,469,627,063	71,955,967

(a)	Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	23

SSgA
Money Market Funds

Statements of Operations — For the Period Ended August 31, 2011

		U.S. Government
	Money	Money Market	Tax Free Money
Amounts in thousands	Market Fund	Fund	Market Fund

Investment Income
Dividends	$—	$—	$2
Interest	22,474	5,860	143

Total investment income	22,474	5,860	145

Expenses
Advisory fees	17,850	9,276	185
Administrative fees	2,176	1,130	52
Custodian fees	916	464	31
Distribution fees	1,371	767	15
Transfer agent fees	89	53	34
Professional fees	96	66	31
Registration fees	26	30	30
Shareholder servicing fees	4,328	2,385	92
Trustees’ fees	247	138	15
Insurance fees	158	105	2
Printing fees	126	35	1
Miscellaneous	64	48	25

Expenses before reductions	27,447	14,497	513
Expense reductions	(5,349)	(8,637)	(368)

Net expenses	22,098	5,860	145

Net investment income (loss)	376	—	—

Net Realized Gain (Loss)
Net realized gain (loss) on investments	64	—	—

Net Increase (Decrease) in Net Assets from Operations	$440	$—	$—

See accompanying notes which are an integral part of the financial statements.

24	Statements of Operations

SSgA
Money Market Funds

Statements of Changes in Net Assets — For the Periods Ended August 31,

	Money		U.S. Government		Tax Free Money
	Market Fund		Money Market Fund		Market Fund
Amounts in thousands	2011	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$376	$1,571	$—	$2	$—	$—
Net realized gain (loss)	64	165	—	—	—	9

Net increase (decrease) in net assets from operations	440	1,736	—	2	—	9

Distributions
From net investment income	(376)	(1,571)	—	(114)	—	—

Net decrease in net assets from distributions	(376)	(1,571)	—	(114)	—	—

Share Transactions
Net increase (decrease) in net assets from share transactions	(384,542)	(1,579,778)	977,573	(816,617)	(33,596)	8,997

Total Net Increase (Decrease) in Net Assets	(384,478)	(1,579,613)	977,573	(816,729)	(33,596)	9,006

Net Assets
Beginning of period	7,019,663	8,599,276	3,491,968	4,308,697	105,569	96,563

End of period	$6,635,185	$7,019,663	$4,469,541	$3,491,968	$71,973	$105,569

Undistributed (overdistributed) net investment income included in net assets	$60	$8	$—	$5	$—	$—

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	25

SSgA
Money Market Funds

Financial Highlights — For the Periods Ended
For a Share Outstanding Throughout Each Period.

	$	$	$		$	$	$
	Net Asset Value,	Net	Net Realized		Total	Distributions	Distributions
	Beginning of	Investment	and Unrealized		from Investment	from Net	from Net
	Period	Income (Loss)(a)	Gain (Loss)		Operations	Investment Income	Realized Gain
Money Market Fund

August 31, 2011	1.0000	.0001	—	(b)	.0001	(.0001)	—
August 31, 2010	1.0000	.0002	—	(b)	.0002	(.0002)	—
August 31, 2009	1.0000	.0080	.0006		.0086	(.0084)	(.0002)
August 31, 2008	1.0000	.0339	.0004		.0343	(.0343)	—
August 31, 2007	1.0000	.0497	—		.0497	(.0497)	—

U.S. Government Money Market Fund

August 31, 2011	1.0000	—	—		—	—	—
August 31, 2010	1.0000	— (b)	—		— (b)	— (b)	—
August 31, 2009	1.0000	.0028	.0012		.0040	(.0040)	—
August 31, 2008	1.0000	.0308	—		.0308	(.0308)	—
August 31, 2007	1.0000	.0489	—		.0489	(.0489)	—

Tax Free Money Market Fund

August 31, 2011	1.0000	—	—		—	—	—
August 31, 2010	1.0000	—	—	(b)	— (b)	—	—
August 31, 2009	1.0000	.0137	(.0036)		.0101	(.0101)	—
August 31, 2008	1.0000	.0250	(.0017)		.0233	(.0233)	—
August 31, 2007	1.0000	.0310	—	(b)	.0310	(.0310)	—

(a)	Average daily shares outstanding were used for this calculation.
(b)	Less than $.0001 per share.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less than .005% per share.
(d)	Includes expenses related to the U.S. Treasury Guarantee Program.
(e)	Less than .005% of average net assets.

See accompanying notes which are an integral part of the financial statements.

26	Financial Highlights

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
$	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income
Total	End of	Total	End of Period	Net Assets,	Net Assets,	to Average
Distributions	Period	Return	(000)	Net(c)	Gross(e)	Net Assets(c)

(.0001)	1.0000	.01	6,635,185	.31	.38	.01
(.0002)	1.0000	.02	7,019,663	.32	.39	.02
(.0086)	1.0000	.86	8,599,276	.41 (d)	.41	.80
(.0343)	1.0000	3.48	7,407,992	.39	.39	3.39
(.0497)	1.0000	5.08	7,774,602	.40	.42	4.97

—	1.0000	—	4,469,541	.16	.39	—
— (b)	1.0000	—	3,491,968	.20	.37	— (e)
(.0040)	1.0000	.40	4,308,697	.35	.38	.28
(.0308)	1.0000	3.12	2,148,495	.37	.37	3.04
(.0489)	1.0000	5.00	1,607,878	.42	.42	4.89

—	1.0000	—	71,973	.20	.69	—
—	1.0000	—	105,569	.24	.59	—
(.0101)	1.0000	1.01	96,563	.53 (d)	.55	1.36
(.0233)	1.0000	2.35	342,319	.46	.46	2.49
(.0310)	1.0000	3.14	463,266	.52	.53	3.09

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	27

SSgA
Money Market Funds

Notes to Financial Statements — August 31, 2011

1.	Organization

The SSgA Funds (the “Investment Company”) is a series mutual fund, comprised of 20 investment portfolios that were in operation as of August 31, 2011. These financial statements report on three funds: the SSgA Money Market Fund, SSgA U.S. Government Money Market Fund and SSgA Tax Free Money Market Fund, each a “Fund” and collectively referred to as the “Funds,” each of which has distinct investment objectives and strategies. Each Fund is an open-end management investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the “Agreement”). The Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP), which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

As permitted in accordance with Rule 2a-7 of the 1940 Act, each Fund values portfolio investments using the amortized cost method. Under this method, each portfolio instrument is initially valued at cost, and thereafter assumes the constant accretion/amortization to maturity date or next reset date of any discount or premium. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than a price the Fund would receive if it sold the instrument.

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy, for each major category of assets and liabilities that segregates fair value measurements into levels (Level 1, 2, and 3). In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Inputs using quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

•	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are non-active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Short-term instruments purchased by the Funds and maturing within 60 days of the time of purchase are valued at “amortized cost” unless the Board determines that amortized cost does not represent fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in privately held investment funds are valued based upon the Net Asset Value (“NAV”) of such investments and are categorized as Level 2 of the fair value hierarchy.

28	Notes to Financial Statements

SSgA
Money Market Funds

Notes to Financial Statements, continued — August 31, 2011

Level 3 Trading Assets and Trading Liabilities, at Fair Value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes).

When fair valuation methods are applied that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons action at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities’ valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

Securities Transactions

Securities transactions are recorded on a trade date basis, which in most instances is the same as the settlement date. Realized gains and losses from securities transactions, if any, are recorded on the basis of identified cost.

Investment Income

Interest income is recorded daily on an accrual basis. Distributions received on securities that represent a return on capital or capital gain are recorded as a reduction on cost of investments and/or as a realized gain.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

It is each Fund’s intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires each Fund to distribute all of its taxable income and capital gains. Therefore, the Funds paid no federal income taxes and no federal income tax provision was required for the Funds.

Each Fund files a U.S. tax return. At August 31, 2011, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statue of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ended August 31, 2008 through August 31, 2010, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

At August 31, 2011, the following Funds had net tax basis capital loss carryforwards, which may be applied against any realized net taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first, as follows:

Expiration Year
	8/31/2012	8/31/2013	8/31/2014	8/31/2015	8/31/2016	8/31/2017	8/31/2018	8/31/2019	Total
Money Market Fund	$—	$—	$—	$—	$—	$—	$—	$—	$—

Notes to Financial Statements	29

SSgA
Money Market Funds

Notes to Financial Statements, continued — August 31, 2011

	Expiration Year
	8/31/2012	8/31/2013	8/31/2014	8/31/2015	8/31/2016	8/31/2017	8/31/2018	8/31/2019	Total
U.S. Government Money Market Fund	16,922	8,920	2,635	—	—	—	—	—	28,477
Tax Free Money Market Fund	—	—	13,781	41,331	—	115,383	—	—	170,495

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For the period ended August 31, 2011, the Funds’ components of distributable earnings and tax composition of distributions for federal tax purposes were as follows:

		U.S.
		Government
	Money Market	Money Market	Tax Free Money
	Fund	Fund	Market Fund
Undistributed Ordinary Income	$152,297	$—	$—
Undistributed Long-Term Gains (Capital Loss Carryforward)	—	(28,477)	(170,495)
Distributions in Excess	—	14,157	—

Tax Composition of Distributions:
Ordinary Income	$376,443	$—	$—

Dividends and Distributions to Shareholders

The Funds declare and record dividends on net investment income daily and pay them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. Each Fund may periodically make reclassifications among certain of its capital accounts without impacting net asset value for differences between federal tax regulations and U.S. GAAP.

The amount and character of income and gains to be distributed are determined in accordance with federal income tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes. These differences relate primarily to capital loss carryforwards. For the period ended August 31, 2011, there were no permanent differences between book and tax accounting.

Expenses

Most expenses can be directly attributed to a Fund. Expenses of the Investment Company which cannot be directly attributed to a Fund are allocated among all funds of the Investment Company based principally on their relative average net assets.

Repurchase Agreements

A repurchase agreement customarily obligates the seller at the time it sells securities to the Funds to repurchase the securities at a mutually agreed-upon price and time. The total amount received by the Funds on repurchase is calculated to exceed the price paid by the Funds, reflecting an agreed-upon market rate of interest for the period of time to the settlement date, and is not necessarily related to the interest rate on the underlying securities. The underlying securities are ordinarily United States Government securities. Repurchase agreements are fully collateralized at all times. The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities (as a result of its bankruptcy or otherwise) the Funds will seek to dispose of such securities; this action could involve costs or delays. The Funds may enter into repurchase agreements maturing within a specified date with domestic dealers, banks and other financial institutions deemed to be creditworthy by SSgA Funds Management, Inc. (“SSgA FM” or the “Advisor”), a wholly-owned subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”).

30	Notes to Financial Statements

SSgA
Money Market Funds

Notes to Financial Statements, continued — August 31, 2011

Guarantees

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

3.	Related Party Transactions, Fees and Expenses

Advisor and Affiliates

The Advisor manages the Funds pursuant to an Investment Advisory Agreement dated May 1, 2001, as amended, between the Investment Company and the Advisor. The Advisor is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street Corporation and its affiliated companies. The Advisor directs the investments of each Fund in accordance with their investment objectives, policies, and limitations. For these services, the Funds pay a fee to the Advisor, calculated daily and paid monthly at the annual rate of 0.25% of their daily net assets.

The Advisor has contractually agreed to waive up to the full amount of the Money Market Fund’s advisory fee and reimburse the Fund for all expenses in excess of 0.40% of its average daily net assets on an annual basis until December 31, 2011 (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees). For the period ended August 31, 2011, there were no contractual waivers or reimbursements for the Money Market Fund.

The Advisor does not have the ability to recover amounts waived or reimbursed from prior periods.

The Advisor may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. For the period ended August 31, 2011, the Advisor voluntarily waived $5,348,817 and $8,636,773 on the Money Market Fund and U.S. Government Money Market Fund, respectively. The Advisor voluntarily waived $185,132 and reimbursed $183,247 on the Tax Free Money Market Fund. There is no guarantee that the Fund will be able to avoid a negative yield.

The Investment Company also has a contract with State Street to provide custody and fund accounting services to the Funds. For these services, the Funds pay State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses.

Boston Financial Data Services (“BFDS”) a joint venture of DST Systems, Inc., and State Street Corporation, serves as transfer, dividend paying, and shareholder servicing agent to the Funds. For these services, the Funds pay annual account services fees, activity based fees, charges related to compliance and regulatory services and a minimum fee of $200 for each Fund.

In addition, the Funds have entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds’ expenses. The custody credits are included in the expense reductions in the Statement of Operations. For the period ended August 31, 2011, the Funds’ custodian fees were reduced by the following amounts under these arrangements:

Amounts
Money Market Fund	$15
U.S. Government Money Market Fund	1
Tax Free Money Market Fund	29

Administrator

Russell Fund Services Company (“RFSC” or the “Administrator”) serves as the Investment Company’s Administrator, pursuant to an administration agreement dated January 1, 2008 (the “Administration Agreement”). Under the Administration Agreement, the Administrator supervises certain administrative aspects of the Investment Company’s operations. The Investment Company pays the Administrator an annual fee, payable monthly on a pro rata basis. RFSC is a wholly-owned subsidiary of Russell Investment Management Company (“RIMCo”). The annual fee is based on the following percentages of the average daily net assets of all five of the Investment Company’s money market portfolios: $0 up to $15 billion — 0.0315%; over $15 billion —

Notes to Financial Statements	31

SSgA
Money Market Funds

Notes to Financial Statements, continued — August 31, 2011

0.029%. In addition, the Administrator charges a flat fee of $30,000 per year per Fund with less than $500 million in assets under management. The Funds also reimburse the Administrator for out-of-pocket expenses.

Distributor and Shareholder Servicing

The Investment Company has adopted a distribution agreement dated March 1, 2002, as amended, between the Investment Company and State Street Global Markets, LLC (the “Distributor”), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. The Distributor may enter into agreements with other related and non-related parties. The amounts paid to the Distributor are included in the accompanying Statements of Operations.

The Investment Company has adopted a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under the Plan, the Investment Company is authorized to make payments to the Distributor, or any shareholder servicing agent as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

Each Fund has shareholder service agreements with State Street and the following entities related to State Street: State Street Global Markets LLC (“Global Markets”), Fiduciary Investors Services Division of State Street (“Fiduciary Investors Services”), High Net Worth Services Division of State Street (“High Net Worth Services”) and Wealth Management Systems (collectively, the “Agents”), as well as several unaffiliated service providers. For these services, each Fund pays 0.025% to State Street, and a maximum of 0.175% to each of the Agents, based on the average daily value of all Fund shares held by or for customers of these Agents. For the period ended August 31, 2011, each Fund paid the following shareholder servicing expenses to the Agents:

			Fiduciary	High Net	Wealth
			Investors	Worth	Management
	State Street	Global Markets	Services	Services	Systems
Money Market Fund	$1,784,985	$1,312,434	$981	$143,956	$354,824
U.S. Government Money Market Fund	927,612	—	—	1,338,547	119,185
Tax Free Money Market Fund	18,513	—	—	22,633	50,709

The combined distribution and shareholder servicing payments shall not exceed 0.25% of the average daily value of net assets of a Fund on an annual basis. The shareholder servicing payments shall not exceed 0.20% of the average daily value of net assets of a Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the Plan is in effect. The Funds’ responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Board or a majority of the Funds’ shareholders have the right, however, to terminate the Plan and all payments thereunder at any time. The Funds will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Plan’s termination or discontinuation.

Board of Trustees

The Investment Company paid each trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for Board and committee meetings attended. These expenses are allocated among all of the Funds of the Investment Company, except for the Life Solutions Funds, based upon their relative net assets.

32	Notes to Financial Statements

SSgA
Money Market Funds

Notes to Financial Statements, continued — August 31, 2011

Accrued fees payable to affiliates and trustees as of August 31, 2011 were as follows:

		U.S.
		Government	Tax Free
	Money	Money	Money
	Market Fund	Market Fund	Market Fund
Advisory fees	$595,675	$—	$25,600
Administration fees	160,182	94,954	5,155
Custodian Fees	74,825	41,919	2,767
Distribution fees	142,722	138,645	2,452
Shareholder servicing fees	414,223	189,759	9,009
Transfer agent fees	29,992	17,691	11,224
Trustee fees	37,812	24,627	2,818

	$1,455,431	$507,595	$59,025

4.	Fund Share Transactions (On a Constant Dollar Basis)

	(amounts in thousands)
	For the Fiscal Years Ended August 31,
	2011	2010

Money Market Fund
Proceeds from shares sold	$64,904,841	$70,057,633
Proceeds from reinvestment of distributions	279	1,017
Payments for shares redeemed	(65,289,662)	(71,638,428)

Total net increase (decrease)	$(384,542)	$(1,579,778)

U.S. Government Money Market Fund
Proceeds from shares sold	$34,852,512	$40,690,425
Proceeds from reinvestment of distributions	6	21
Payments for shares redeemed	(33,874,945)	(41,507,063)

Total net increase (decrease)	$977,573	$(816,617)

Tax Free Money Market Fund
Proceeds from shares sold	$674,934	$908,912
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(708,530)	(899,915)

Total net increase (decrease)	$(33,596)	$8,997

5.	Interfund Lending Program

The Funds participate in a joint lending and borrowing facility. Portfolios of the funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund’s fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in additional borrowing costs. Interest Income on the Statement of Operations for the Money Market Fund includes $26,650 received from the Interfund Lending Program for the period ended August 31, 2011.

Notes to Financial Statements	33

SSgA
Money Market Funds

Notes to Financial Statements, continued — August 31, 2011

6.	Restricted Securities

Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933 (the “Act”). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 5% in securities that are illiquid. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

For the period ended August 31, 2011, there were no restricted securities held by a Fund that were illiquid.

Illiquid securities and restricted securities may be priced by the Funds using the Fair Value Procedures approved by the Board.

7.	Market, Credit and Counterparty Risk

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Funds’ Statements of Assets and Liabilities.

8.	Subsequent Events

Management has evaluated events and transactions that may have occurred since August 31, 2011, through the date the financial statements were issued, that would merit recognition or additional disclosure in the financial statements. During this review nothing was discovered which would require disclosure within the financial statements.

34	Notes to Financial Statements

SSgA
Money Market Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the SSgA Funds and Shareholders of the SSgA Money Market Fund, SSgA U.S. Government Money Market Fund and SSgA Tax Free Money Market Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SSgA Money Market Fund, SSgA U.S. Government Money Market Fund and SSgA Tax Free Money Market Fund (the “Funds”) (three of the funds comprising the SSgA Funds) as of August 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
October 28, 2011

Report of Independent Registered Public Accounting Firm	35

SSgA
Money Market Funds

Tax Information — August 31, 2011 (Unaudited)

Of the dividends paid by the Tax Free Money Market Fund from the net investment income for the taxable year ended August 31, 2011, 100% were exempt interest dividends which are tax exempt for purposes of regular income tax, and for purposes of the federal alternative minimum tax.

For the tax year ended August 31, 2011, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified interest income taxed at individual ordinary income rates.

The form 1099 mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011.

Please consult a tax advisor for any questions about federal or state income tax laws.

36	Tax Information

SSgA
Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited)

Approval of Investment Advisory Agreement

Overview of the Contract Review Process1

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment advisor or sub-advisor may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of those trustees who are not “interested persons” of the fund (commonly referred to as the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Board of Trustees (the “Board”) of the SSgA Funds (the “Trust”), including a majority of the Independent Trustees of the Trust, met on March 21, 2011 and on April 20 and 21, 2011 to consider proposals to approve, with respect to each portfolio series of the Trust (each, a “Fund” and collectively, the “Funds”), continuation of the investment advisory agreement (the “Advisory Agreement”) with SSgA Funds Management, Inc. (the “Advisor”) and, with respect to the SSgA Tuckerman Active REIT Fund, the subadvisory agreement (the “Subadvisory Agreement”) with The Tuckerman Group, LLC (the “Subadvisor”). Prior to voting on these proposals, the Board reviewed information furnished by the Advisor, the Subadvisor and others reasonably necessary to permit the Board to evaluate the proposals fully. Such information included, among other things, the following:

Information about Performance, Expenses and Fees

•	A report prepared by an independent provider of investment company data, which includes for each Fund:

○	Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended December 31, 2010, as applicable, to the performance of an appropriate benchmark for the Fund and a universe of other mutual funds with similar investment objectives and policies;

○	Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent data provider;

○	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five years, as applicable; and

○	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•	Comparative information concerning fees charged by the Advisor and Subadvisor for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds; and

•	Profitability analyses for the Advisor and its affiliates with respect to each Fund.

1 Over the course of more than 20 years, the Independent Trustees have identified numerous relevant issues, factors and concerns (“issues, factors and concerns”) that they consider each year in connection with the proposed continuation of the advisory and sub-advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the “annual review process”). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the “special meeting”). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management responds to such comments and questions to the satisfaction of the Independent Trustee before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

Basis for Approval of Investment Advisory Contracts	37

SSgA
Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

Information about Portfolio Management

•	Descriptions of the investment management services provided by the Advisor and Subadvisor, including their investment strategies and processes;

•	Information concerning the allocation of brokerage and the benefits received by the Advisor as a result of brokerage allocation, including information concerning the acquisition of any research through “soft dollar” benefits received in connection with the Funds’ brokerage; and

•	Information regarding the procedures and processes used to value the assets of the Funds and the assistance provided to the administrator of the Funds by the Advisor in monitoring the effectiveness of such procedures and processes.

Information about the Advisor and Subadvisor

•	Reports detailing the financial results and condition of the Advisor and its affiliates;

•	Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Funds;

•	A copy of the Code of Ethics adopted by the Advisor and Subadvisor, together with information relating to compliance with and the administration of such Code;

•	A copy of the Advisor’s proxy voting policies and procedures;

•	Information concerning the resources devoted by the Advisor to overseeing compliance by the Funds and their service providers, including the Advisor’s record of compliance with investment policies and restrictions and other operating policies of the Funds; and

•	A description of the business continuity and disaster recovery plans of the Advisor.

Other Relevant Information

•	Information concerning the nature, quality and cost of various non-investment management services provided to the Funds by affiliates of the Advisor, including the custodian, fund accountant, transfer agent and securities lending agent of the Funds, and the role of the Advisor in managing the Funds’ relationship with these service providers;

•	Copies of the Advisory Agreement, Subadvisory Agreement and agreements with other service providers of the Funds;

•	Additional data requested from an independent provider of investment company data by the Independent Trustees on (a) the SSgA Funds money market portfolios to determine the magnitude to which the absolute difference in yields separated the better performing from the poorer performing funds; and (b) the SSgA Funds quantitative equity portfolios to determine how they performed in the larger universe;

•	Draft responses to letters dated February 16, 2011 from the Funds’ Counsel, Goodwin Procter LLP, and reviewed prior to such date by Independent Counsel, Joseph P. Barri, requesting specific information, from each of:

○	The Advisor, with respect to its operations relating to the Funds and its approximate profit margins before taxes from such operations for the Funds’ last fiscal year; the operations of the Subadvisor relating to the to SSgA Tuckerman Active REIT Fund; and the relevant operations of other affiliated service providers to the Funds, together with their approximate profit margins from such relevant operations for the Funds’ last fiscal year;

○	Russell Fund Services Company (“RFSCo”), the administrator for the Funds, with respect to its operations relating to the Funds; and

○	State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Funds (the “Distributor”), with respect to its operations relating to the Funds, together with the Funds’ related distribution plans and arrangements under Rule 12b-1 under the Investment Company Act of 1940, as amended;

38	Basis for Approval of Investment Advisory Contracts

SSgA
Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

•	Excerpts from the Funds’ most recent Prospectuses, Statements of Additional Information and Annual Reports for the fiscal year ended August 31, 2010, including (i) the latest prospectus descriptions of each Fund’s investment objectives, strategies and authorized investment techniques and investments; and (ii) the latest Portfolio Management Discussion of Performance for each Fund, as prepared by its portfolio management team, together with a graphic comparison of the performance of each Fund with its benchmark index, for its fiscal year ended August 31, 2010;

•	Morningstar materials as of December 31, 2010, obtained by an Independent Trustee and circulated to the other Independent Trustees and to Independent Counsel, with respect to the Funds for which such materials were then available; and

•	A summary of the foregoing materials prepared by Independent Counsel.

In addition to the information identified above, the Board considered information provided from time to time by the Advisor, the Subadvisor and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Advisor and/or Subadvisor relating to the performance of the Funds and the investment strategies used in pursuing each Fund’s investment objective.

The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and Subadvisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement and Subadvisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on April 21, 2011 the Board, including a majority of the Independent Trustees, voted to approve the continuation of the Advisory Agreement and Subadvisory Agreement effective May 2, 2010, for an additional year with respect to all Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement and Subadvisory Agreement, the Board evaluated the nature, extent and quality of services provided to each Fund by the Advisor and, with respect to SSgA Tuckerman Active REIT Fund, the Subadvisor.

The Board considered the Advisor’s and Subadvisor’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Advisor in developing and applying proprietary quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Advisor to the evaluation of credit, interest-rate and currency risks. With respect to those Funds that operate as money market mutual funds, the Board considered the Advisor’s success in maintaining the constant dollar value of each Fund through extraordinary market conditions, including the Advisor’s success in avoiding the purchase of instruments that subsequently became impaired as to their value. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management. The Board also considered the business reputation and past experience of the Subadvisor in managing securities issued by publicly traded real estate investment trusts.

The Board reviewed the compliance programs of the Advisor and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Advisor in monitoring each Fund’s securities lending activities.

Basis for Approval of Investment Advisory Contracts	39

SSgA
Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

On the basis of the foregoing and other relevant information, the Board concluded that the Advisor and the Subadvisor can be expected to continue to provide high quality investment management and related services for the Funds.

Fund Performance

The Board compared each Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2010.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory (a) by comparison to the performance of its peer group funds, or (b) after considering steps taken by management to improve the performance of certain Funds.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers. As part of its review, the Board considered each Fund’s management fee (or in the case of SSgA Life Solutions Balanced Fund, SSgA Life Solutions Growth Fund and SSgA Life Solutions Income & Growth Fund, the management fees payable by each Fund’s underlying funds) and total expense ratio (both before and after giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Advisor to the fees charged and services provided to other clients of the Advisor, including institutional accounts. In addition, the Board considered the willingness of the Advisor to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Advisor and Subadvisor, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of similar mutual funds and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Advisor and its affiliates in providing investment advisory and other services to each Fund and to all Funds as a group. The Board considered other direct and indirect benefits received by the Advisor and its affiliates in connection with their relationships with the Funds, including the benefits of research services that may be available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients.

The Board concluded that the profitability of the Advisor and its affiliates with respect to each Fund is reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Advisor and its affiliates, on the one hand, and each Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of each Fund and all Funds as a group, the level of profitability of the Advisor and its affiliates with respect to each Fund and all Funds as a group over various time periods, and the comparatively low management fee and expense ratio of each Fund during these periods, it does not appear that the Advisor or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.

40	Basis for Approval of Investment Advisory Contracts

SSgA
Money Market Funds

Shareholder Requests for Additional Information — August 31, 2011 (Unaudited)

The Funds have adopted the proxy voting policies of the Advisor. A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities are contained in the Funds’ Statement of Additional Information, which is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the Securities and Exchange Commission’s public reference room.

The Funds will file their complete schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Funds’ semi-annual and annual financial statements. The Funds’ Form N-Q is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the Securities and Exchange Commission’s public reference room.

Shareholder Requests for Additional Information	41

SSgA
Money Market Funds

Disclosure of Information about Fund Trustees and Officers —
August 31, 2011 (Unaudited)

The following tables provide information for each trustee and principal officers of the Investment Company, which consists of 20 funds. The first table provides information about the trustees who are interested persons. The second table provides information about the independent trustees. The third table provides information about the officers.

Number of
				Portfolios in	Other
	Position(s) Held		Principal Occupation(s)	Fund	Directorships
Name,	with SSgA Funds;	Term	During Past 5 Years; and	Complex	Held by
Age,	Length of	of	Other Relevant Experience,	Overseen by	Trustee During
Address	Time Served	Office	Attributes and Skills(1)	Trustee	Past 5 Years
INTERESTED TRUSTEE
Shawn C.D. Johnson Born March 3, 1963 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Trustee since November 2008	Until successor is elected by Trustees	• 2008 to Present, Director of SSgA FM; • 2003 to Present, Senior Managing Director, Chairman, SSgA Investment Committee, State Street Global Advisors; • 2006 to Present, Trustee, Berea College; Member of Berea Investment Committee, Audit Committee and Finance Committee; • 2009 to Present, Member of Virginia Tech Foundation Investment Committee; and • June 2008 to August 2010, Chairman, Financial Service Sector Coordinating Counsel.	20	None

INDEPENDENT TRUSTEES
Lynn L. Anderson Born April 22, 1939 1301 Second Avenue, 18th Floor Seattle, WA 98101	Member, Board of Trustees (Chairman of the Board from 1988 to December 2008) Member, Audit Committee, Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• Until December 2005, Vice Chairman, Frank Russell Company (institutional financial consultant) (Retired); • March 2007 to September 2010, member, IDC Board of Governors; • September 2007 to September 2010, member Investment Company Institute Board of Governors; • September 2008 to September 2010, member Investment Company Institute and IDC Investment Committee; and • Until December 2008, Director, Russell Trust Company (Retired).	20	Until December 2005, Chairman of the Board, 34 Russell Investment Company and 5 Russell Investment Funds (registered investment companies) (Retired).

42	Disclosure of Information about Fund Trustees and Officers

SSgA
Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2011 (Unaudited)

Number of
				Portfolios in	Other
	Position(s) Held		Principal Occupation(s)	Fund	Directorships
Name,	with SSgA Funds;	Term	During Past 5 Years; and	Complex	Held by
Age,	Length of	of	Other Relevant Experience,	Overseen by	Trustee During
Address	Time Served	Office	Attributes and Skills(1)	Trustee	Past 5 Years
INTERESTED TRUSTEE (continued)

William L. Marshall Born December 12, 1942 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1988 Chairman, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner and Member, Financial Planners Association; and • Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	20	None

Steven J. Mastrovich (2) Born November 3, 1956 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1988 Member, Audit Committee Chairman, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• June 2010 to Present, Managing Director and Head of Private Capital Markets, J.P. Morgan Real Estate and Lodging Investment Banking Group; • January 2009 to June 2010, Managing Director, Head of Investor Relations, Highbridge Principal Strategies (a J.P. Morgan subsidiary); and • October 2000 to January 2009, Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate investments within the US).	20	None

Disclosure of Information about Fund Trustees and Officers	43

SSgA
Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2011 (Unaudited)

Number of
				Portfolios in	Other
	Position(s) Held		Principal Occupation(s)	Fund	Directorships
Name,	with SSgA Funds;	Term	During Past 5 Years; and	Complex	Held by
Age,	Length of	of	Other Relevant Experience,	Overseen by	Trustee During
Address	Time Served	Office	Attributes and Skills(1)	Trustee	Past 5 Years
INTERESTED TRUSTEE (continued)

Patrick J. Riley Born November 30, 1948 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1988 Independent Chairman of the Board since January 2009 Member (ex-officio), Audit Committee Member (ex-officio), Governance Committee Member (ex-officio), Valuation Committee Member (ex-officio), Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• 2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; • 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); • 1998 to Present, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company); to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); • 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); • January 2009 to Present, Independent Director, SSgA Fixed Income plc; and • January 2009 to Present, Independent Director, SSgA Qualified Funds plc.	20	None

Richard D. Shirk Born October 31, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1988 Member, Audit Committee Member, Governance Committee Member, Valuation Committee Chairman, Qualified Legal and Compliance Committee	Until successor is elected by Trustees
• March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired);
• 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare);
• 1998 to December 2008, Chairman, Board Member and Investment Committee Member, Healthcare Georgia Foundation (private foundation);
• September 2002 to May 2011, Lead Director and Board Member, Amerigroup Corp. (managed health care) (Retired);
• 1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and
• 2003 to 2009, Trustee, Gettysburg College.
				20	None

44	Disclosure of Information about Fund Trustees and Officers

SSgA
Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2011 (Unaudited)

Number of
				Portfolios in	Other
	Position(s) Held		Principal Occupation(s)	Fund	Directorships
Name,	with SSgA Funds;	Term	During Past 5 Years; and	Complex	Held by
Age,	Length of	of	Other Relevant Experience,	Overseen by	Trustee During
Address	Time Served	Office	Attributes and Skills(1)	Trustee	Past 5 Years
INTERESTED TRUSTEE (continued)

Bruce D. Taber Born April 25, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1991 Member, Audit Committee Member, Governance Committee Chairman, Valuation Committee Member, Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• 1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); • Until December 2008, Independent Director, SSgA Cash Management Fund plc; • Until December 2008, Independent Director, State Street Global Advisors Ireland, Ltd. (investment companies); and • Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	20	None

(1)	The information reported includes the principal occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.
(2)	Ceased to be a Trustee effective October 3, 2011.

Disclosure of Information about Fund Trustees and Officers	45

SSgA
Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2011 (Unaudited)

Position(s) with
Name,	SSgA Funds;	Term
Age,	and Length	of	Principal Occupation(s)
and Address	of Time Served	Office	During Past Five Years
OFFICERS
James E. Ross Born June 24, 1965 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	President and Chief Executive Officer from January 2006 to Present; and Principal Executive Officer since 2005	Until successor is elected by Trustees
• 2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management Inc. (investment advisor);
• March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and
• President, Principal Executive Officer and Trustee, SPDR Series Trust, SPDR Index Shares Funds; and Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds and State Street Institutional Investment Trust; President and Principal Executive Officer, State Street Navigator Securities Lending Trust (registered investment companies).

Ellen M. Needham Born January 4, 1967 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Vice President since May 2006	Until successor is elected by Trustees
• Chief Operating Officer and Vice President, SSgA Funds Management, Inc. (investment advisor);
• March 2011 to Present, Senior Managing Director (July 2007 to March 2011, Managing Director; June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors; and
• Vice President, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies).

Jacqueline Angell Born October 12, 1974 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Chief Compliance Officer since April 2011	Until successor is elected by Trustees	• July 2008 to Present, Vice President, State Street Global Advisors; and • April 2006 to June 2008, Director, Investment Advisor Oversight, Fidelity Investments.

Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer and Principal Accounting Officer since 2000	Until successor is elected by Trustees
• 2009 to Present, Global Head of Fund Operations, Russell Investments;
• 1998 to 2009, Director, Fund Administration, Russell Investment Management Company, Russell Fund Services Company, Russell Trust Company and Russell Financial Services Company; and
• Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds.

Sandra G. Richardson Born January 12, 1971 1096 Avenue of the Americas 14th Floor New York, NY 10036	Secretary and Chief Legal Officer since 2010	Until successor is elected by Trustees
• September 2010 to Present, Associate General Counsel (January 2008 to September 2010, Associate Counsel), Russell Investments; and
• November 2003 to November 2007, Associate, Kirkpatrick & Lockhart Preston Gates Ellis LLP.

46	Disclosure of Information about Fund Trustees and Officers

SSgA
Money Market Funds
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 647-7327

Trustees
Lynn L. Anderson
Shawn C.D. Johnson
William L. Marshall
Steven J. Mastrovich*
Patrick J. Riley, Chairman
Richard D. Shirk
Bruce D. Taber
Officers
James E. Ross, President, Chief Executive Officer and Principal Executive Officer
Mark E. Swanson, Treasurer and Principal Accounting Officer
Ellen M. Needham, Vice President
Jacqueline Angell, Chief Compliance Officer
Sandra G. Richardson, Secretary and Chief Legal Officer
Ross E. Erickson, Assistant Treasurer
Kimberlee A. Lloyd, Assistant Treasurer
David J. Craig, Assistant Treasurer
Carla L. Anderson, Assistant Secretary
Investment Advisor
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900

Custodian and Office of Shareholder Inquiries
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171
Transfer and Dividend Paying Agent
Boston Financial Data Services, Inc. Two Heritage Drive
North Quincy, Massachusetts 02171
Distributor
State Street Global Markets, LLC State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
Administrator
Russell Fund Services Company
1301 Second Avenue
18th Floor
Seattle, Washington 98101
Legal Counsel
Goodwin Procter LLP Exchange Place
Boston, Massachusetts 02109
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116

*	Ceased to be a Trustee effective October 3, 2011.

Distributor: State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSgA Funds pay State Street Bank and Trust Company for its services as custodian, transfer agent and shareholder servicing agent and pays SSgA Funds Management, Inc. for investment advisory services.

This information must be preceded or accompanied by a current prospectus or summary prospectus. Read the prospectus carefully before you invest or send money.

Fund Management and Service Providers	47

SSGA MMF AR

INSTITUTIONAL
MONEY MARKET FUNDS

U.S. Treasury Money Market Fund
Prime Money Market Fund

Annual Report
August 31, 2011

SSgA Funds
Institutional Money Market Funds
Annual Report
August 31, 2011

“SSgA” is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or another governmental agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

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SSgA Funds
Letter from the President of SSgA Funds Management, Inc.

Dear Shareholder:

We are pleased to provide you with the August 31, 2011 Annual Report for the SSgA Funds which provides an overview of the investment discipline for each SSgA Fund as well as a discussion of management, performance data and related financial statements. As you review your overall investment strategy, we hope that you will find this information useful.

The U.S. economy and financial markets have followed an uncertain course and have been impacted this year by a number of unique events — the fractious battle over raising the debt ceiling, unrelenting high unemployment and Standard & Poor’s unprecedented decision to downgrade U.S. Government debt from a AAA credit rating to AA+. Additionally, the depressed housing market and an infectious lack of consumer confidence exacerbated equity volatility and underscored the continued flight to short-term bonds, Treasuries and money market funds, even as yields fell to record lows.

The international stage has featured similarly lackluster growth and pervasive volatility. A number of factors, from the fallout of the European debt crisis to policy tightening in developing countries, have combined to push the global economy to a saturation point where some have begun to question its ability to absorb additional market shocks.

In times when unrelenting volatility, dramatic selloffs and unexpected world events have heightened uncertainty for investors, we thank you for the confidence you have placed in the SSgA Funds.

Sincerely,

James Ross
President
SSgA Funds

President’s Letter	3

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SSgA
U.S. Treasury Money Market Fund

Shareholder Expense Example — August 31, 2011 (Unaudited)
Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2011 to August 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Hypothetical
		Performance
	Actual	(5% return
	Performance	before expenses)

Beginning Account Value March 1, 2011	$1,000.00	$1,000.00
Ending Account Value August 31, 2011	$1,000.00	$1,024.85
Expenses Paid During Period*	$0.35	$0.36

*	Expenses are equal to the Fund’s annualized expense ratio of 0.07% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

U.S. Treasury Money Market Fund	5

SSgA
U.S. Treasury Money Market Fund

Schedule of Investments — August 31, 2011

Amounts in thousands (except share amounts)
	Principal		Date
	Amount ($)	Rate	of	Value
	or Shares	% (#)	Maturity	$

Treasury Debt - 41.1%
U.S. Treasury Bill	97,000	0.035	09/08/11	96,999
U.S. Treasury Bill	87,000	0.037	09/08/11	87,000
U.S. Treasury Bill	216,000	0.040	09/08/11	215,998
U.S. Treasury Bill	192,000	0.012	09/15/11	191,999
U.S. Treasury Bill	58,000	0.015	09/15/11	58,000
U.S. Treasury Bill	126,000	0.005	09/22/11	126,000
U.S. Treasury Bill	124,000	0.010	09/22/11	123,999
U.S. Treasury Bill	45,000	0.005	09/29/11	45,000
U.S. Treasury Bill	449,000	0.010	09/29/11	448,999
U.S. Treasury Bill	267,000	0.010	10/13/11	267,000
U.S. Treasury Bill	21,000	0.002	10/20/11	21,000
U.S. Treasury Bill	129,000	0.010	10/20/11	129,000

Total Treasury Debt (amortized cost $1,810,994)				1,810,994

Total Investments - 41.1% (amortized cost $1,810,994)				1,810,994

Repurchase Agreements - 71.0%

Treasury Repurchase Agreements - 71.0%
Agreement with Barclays Capital, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $250,000 dated August 31, 2011, at 0.040% to be repurchased at $250,000 on September 1, 2011, collateralized by: $242,813 par various United States Government Treasury Obligations, valued at $255,000.				250,000
Agreement with Barclays Capital, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $500,000 dated August 31, 2011, at 0.050% to be repurchased at $500,001 on September 1, 2011, collateralized by: $455,960 par various United States Government Treasury Obligations, valued at $510,000.				500,000
Agreement with BNP Paribas and The Bank of New York Mellon Corp. (Tri-Party) of $150,000 dated August 31, 2011, at 0.050% to be repurchased at $150,000 on September 1, 2011, collateralized by: $169,451 par various United States Government Treasury Obligations, valued at $153,000.				150,000
Agreement with Calyon and The Bank of New York Mellon Corp. (Tri-Party) of $150,000 dated August 31, 2011, at 0.060% to be repurchased at $150,000 on September 1, 2011, collateralized by: $144,454 par various United States Government Treasury Obligations, valued at $153,000.				150,000
Agreement with Citigroup Global Markets, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $150,000 dated August 31, 2011, at 0.060% to be repurchased at $150,000 on September 1, 2011, collateralized by: $143,913 par various United States Government Treasury Obligations, valued at $153,000.				150,000

6	U.S. Treasury Money Market Fund

SSgA
U.S. Treasury Money Market Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
Value
$
Agreement with Credit Suisse and JPMorgan Chase (Tri-Party) of $230,000 dated August 31, 2011, at 0.050% to be repurchased at $230,012 on September 1, 2011, collateralized by: $183,192 par various United States Government Treasury Obligations, valued at $234,612.	230,000
Agreement with Deutsche Bank AG and The Bank of New York Mellon Corp. (Tri-Party) of $250,000 dated August 30, 2011, at 0.020% to be repurchased at $250,001 on September 6, 2011, collateralized by: $232,504 par various United States Government Treasury Obligations, valued at $255,000.	250,000
Agreement with Deutsche Bank AG and The Bank of New York Mellon Corp. (Tri-Party) of $650,000 dated August 31, 2011, at 0.050% to be repurchased at $650,001 on September 1, 2011, collateralized by: $646,509 par various United States Government Treasury Obligations, valued at $663,000.	650,000
Agreement with HSBC Securities, Inc. and JPMorgan Chase (Tri-Party) of $100,000 dated August 31, 2011, at 0.050% to be repurchased at $100,003 on September 1, 2011, collateralized by: $108,964 par various United States Government Agency Mortgage Obligations, valued at $102,003.	100,000
Agreement with HSBC Securities, Inc. and JPMorgan Chase (Tri-Party) of $8,698 dated August 31, 2011, at 0.060% to be repurchased at $8,700 on September 1, 2011, collateralized by: $8,875 par various United States Government Treasury Obligations, valued at $8,874.	8,698
Agreement with ING and JPMorgan Chase (Tri-Party) of $70,000 dated August 31, 2011, at 0.050% to be repurchased at $70,002 on September 1, 2011, collateralized by: $66,058 par various United States Government Treasury Obligations, valued at $71,402.	70,000
Agreement with Merrill Lynch and The Bank of New York Mellon Corp. (Tri-Party) of $22,765 dated August 31, 2011, at 0.050% to be repurchased at $22,765 on September 1, 2011, collateralized by: $23,069 par various United States Government Treasury Obligations, valued at $23,220.	22,765
Agreement with Morgan Stanley and The Bank of New York Mellon Corp. (Tri-Party) of $150,000 dated August 31, 2011, at 0.050% to be repurchased at $150,000 on September 1, 2011, collateralized by: $98,809 par various United States Government Treasury Obligations, valued at $153,000.	150,000
Agreement with Societe Generale and The Bank of New York Mellon Corp. (Tri-Party) of $150,000 dated August 31, 2011, at 0.050% to be repurchased at $150,000 on September 1, 2011, collateralized by: $134,930 par various United States Government Treasury Obligations, valued at $153,000.	150,000
Agreement with RBS Securities, Inc. and JPMorgan Chase (Tri-Party) of $150,000 dated August 31, 2011, at 0.060% to be repurchased at $150,002 on September 1, 2011, collateralized by: $131,023 par various United States Government Treasury Obligations, valued at $153,003.	150,000

U.S. Treasury Money Market Fund	7

SSgA
U.S. Treasury Money Market Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
Value
$
Agreement with UBS AG and The Bank of New York Mellon Corp. (Tri-Party) of $100,000 dated August 31, 2011, at 0.050% to be repurchased at $100,000 on September 1, 2011, collateralized by: $102,003 par various United States Government Treasury Obligations, valued at $102,000.	100,000
Agreement with UBS AG and The Bank of New York Mellon Corp. (Tri-Party) of $50,000 dated August 30, 2011, at 0.020% to be repurchased at $50,000 on September 6, 2011, collateralized by: $51,002 par various United States Government Treasury Obligations, valued at $51,000.	50,000

Total Treasury Repurchase Agreements (identified cost $3,131,463)	3,131,463

Total Repurchase Agreements (identified cost $3,131,463)	3,131,463

Total Investments and Repurchase Agreements - 112.1%* (cost $4,942,457) (†)	4,942,457

Other Assets and Liabilities, Net - (12.1%)	(532,291)

Net Assets - 100.0%	4,410,166

See accompanying notes which are an integral part of the financial statements.

8	U.S. Treasury Money Market Fund

SSgA
U.S. Treasury Money Market Fund

Presentation of Portfolio Holdings — August 31, 2011

% of
Net
Categories	Assets
Treasury Debt	41.1
Repurchase Agreements	71.0

Total Investments and Repurchase Agreements	112.1
Other Assets and Liabilities, Net	(12.1)

100.0

See accompanying notes which are an integral part of the financial statements.

U.S. Treasury Money Market Fund	9

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SSgA
Prime Money Market Fund

Shareholder Expense Example — August 31, 2011 (Unaudited)
Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2011 to August 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Hypothetical
		Performance
	Actual	(5% return
	Performance	before expenses)

Beginning Account Value March 1, 2011	$1,000.00	$1,000.00
Ending Account Value August 31, 2011	$1,000.40	$1,024.20
Expenses Paid During Period*	$1.01	$1.02

*	Expenses are equal to the Fund’s expense ratio of 0.20% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

Prime Money Market Fund	11

SSgA
Prime Money Market Fund

Schedule of Investments — August 31, 2011

Amounts in thousands (except share amounts)
	Principal		Date
	Amount ($)	Rate	of	Value
	or Shares	% (#)	Maturity	$

Asset-Backed Commercial Paper - 0.9%
Kells Funding LLC (λ)	70,000	0.240	09/13/11	69,995
Solitaire Funding LLC (λ)	22,000	0.210	09/16/11	21,998

Total Asset-Backed Commercial Paper (amortized cost $91,993)				91,993

Certificates of Deposit - 46.4%
Bank of Montreal (next reset date 10/06/11) (Ê)	50,000	0.295	09/05/12	50,000
Bank of Nova Scotia	200,000	0.190	09/01/11	200,000
Bank of Nova Scotia	100,000	0.170	09/08/11	100,000
Bank of Nova Scotia (next reset date 11/16/11) (Ê)	45,000	0.440	09/15/12	45,000
Bank of Tokyo - Mitsubishi	160,000	0.140	09/02/11	160,000
Barclays Bank (next reset date 09/23/11) (Ê)	100,000	0.485	01/23/12	100,000
BNP Paribas	150,000	0.320	11/07/11	150,000
BNP Paribas	50,000	0.400	11/21/11	50,000
BNP Paribas	250,000	0.380	12/07/11	250,000
Credit Agricole Corporate and Investment Bank (Ê)	200,000	0.438	09/01/11	200,000
Credit Agricole Corporate and Investment Bank	250,000	0.420	09/06/11	250,000
Deutsche Bank AG	100,000	0.150	09/02/11	100,000
Deutsche Bank AG	300,000	0.150	09/06/11	300,000
Deutsche Bank AG (next reset date 09/05/11) (Ê)	75,000	0.406	04/03/12	75,000
ING Bank NV	200,000	0.400	09/02/11	200,000
ING Bank NV	75,000	0.400	09/14/11	75,000
ING Bank NV	200,000	0.460	10/03/11	200,000
ING Bank NV	100,000	0.400	12/15/11	100,000
Lloyds TSB Bank	250,000	0.390	09/13/11	250,000
National Australia Bank Ltd. (next reset date 09/09/11) (Ê)	200,000	0.285	06/07/12	200,000
Rabobank Nederland NV (next reset date 09/02/11) (Ê)	125,000	0.291	04/02/12	125,000
Rabobank Nederland NV (next reset date 09/14/11) (Ê)	46,000	0.267	05/14/12	46,000
Rabobank Nederland NV (next reset date 09/14/11) (Ê)	46,000	0.277	05/14/12	46,000
Royal Bank of Scotland	100,000	0.150	09/01/11	100,000
Royal Bank of Scotland (Ê)	125,000	0.450	09/12/11	125,000
Royal Bank of Scotland	200,000	0.400	10/24/11	200,000
Societe Generale	175,000	0.480	09/01/11	175,000
Sumitomo Mitsui Banking Corp.	145,000	0.180	09/02/11	145,000
Swedbank AB	60,000	0.130	09/01/11	60,000
Toronto Dominion Bank	60,000	0.180	10/17/11	60,000
Toronto Dominion Bank (next reset date 09/28/11) (Ê)	36,000	0.290	10/28/11	36,000
Toronto Dominion Bank (next reset date 09/12/11) (Ê)	45,000	0.287	01/12/12	45,000
UBS AG	150,000	0.390	09/26/11	150,000
UBS AG	100,000	0.220	10/14/11	100,000
UBS AG (next reset date 11/04/11) (Ê)	135,000	0.354	02/06/12	135,000

Total Certificates of Deposit (amortized cost $4,603,000)				4,603,000

Financial Company Commercial Paper - 8.1%
Australia & New Zealand Banking Group Ltd. (λ)	30,000	0.190	10/13/11	29,993
BPCE SA (λ)	125,000	0.310	10/06/11	124,963
Caisse D’Amortissement de la Dette Sociale (λ)	150,000	0.228	09/12/11	149,990
DnB NOR Bank ASA (next reset date 10/19/11) (Ê)(λ)	67,000	0.264	01/19/12	67,000

12	Prime Money Market Fund

SSgA
Prime Money Market Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal		Date
	Amount ($)	Rate	of	Value
	or Shares	% (#)	Maturity	$
General Electric Capital Corp.	121,000	0.250	12/07/11	120,919
Nationwide Building Society (λ)	133,875	0.488	09/12/11	133,855
Societe Generale	100,000	0.300	09/14/11	99,989
Westpac Banking Corp. (λ)	75,000	0.200	10/06/11	74,985

Total Financial Company Commercial Paper (amortized cost $801,694)				801,694

Other Notes - 7.5%
Commonwealth Bank of Australia (next reset date 10/27/11) (Ê)(λ)	49,000	0.402	09/27/12	49,000
DnB NOR Bank ASA (λ)	137,091	0.090	09/01/11	137,091
Nordea Bank AB (next reset date 11/18/11) (Ê)(λ)	165,000	0.392	09/17/12	165,000
Rabobank Nederland NV (next reset date 11/16/11) (Ê)(λ)	107,000	0.430	09/14/12	107,000
Svenska Handelsbanken AB (next reset date 11/09/11) (Ê)(λ)	35,000	0.371	05/08/12	35,000
Svenska Handelsbanken AB (next reset date 11/17/11) (Ê)(λ)	200,000	0.341	05/16/12	200,000
Westpac Banking Corp. (next reset date 10/28/11) (Ê)	55,000	0.402	09/28/12	55,000

Total Other Notes (amortized cost $748,091)				748,091

Total Investments - 62.9% (amortized cost $6,244,778)				6,244,778

Repurchase Agreements - 37.1%

Equity Repurchase Agreements - 3.0%
Agreement with Credit Suisse First Boston and JPMorgan Chase & Co. (Tri-Party) of $300,000 dated August 24, 2011, at 0.270% to be repurchased at $300,002 on September 1, 2011, collateralized by various Equities, valued at $315,029.				300,000

Total Equity Repurchase Agreements (identified cost $300,000)				300,000

Government Agency Repurchase Agreements - 30.9%
Agreement with Barclays Capital, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $100,000 dated August 30, 2011, at 0.060% to be repurchased at $100,001 on September 6, 2011, collateralized by: $110,673 par various United States Government Agency Mortgage Obligations, valued at $102,000.				100,000
Agreement with Barclays Capital, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $100,000 dated August 31, 2011, at 0.070% to be repurchased at $100,001 on September 7, 2011, collateralized by: $108,886 par various United States Government Agency Mortgage Obligations, valued at $102,000.				100,000
Agreement with Barclays Capital, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $500,000 dated August 31, 2011, at 0.040% to be repurchased at $500,001 on September 1, 2011, collateralized by: $495,424 par various United States Government Agency Obligations, valued at $510,005.				500,000

Prime Money Market Fund	13

SSgA
Prime Money Market Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
Value
$
Agreement with Calyon Financial, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $50,000 dated August 31, 2011, at 0.100% to be repurchased at $50,000 on September 1, 2011, collateralized by: $309,652 par various United States Government Agency Mortgage Obligations, valued at $51,000.	50,000
Agreement with Citigroup Global Markets, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $135,000 dated August 31, 2011, at 0.090% to be repurchased at $135,000 on September 1, 2011, collateralized by: $261,191 par various United States Government Agency Mortgage Obligations, valued at $137,700.	135,000
Agreement with Deutsche Bank AG and The Bank of New York Mellon Corp. (Tri-Party) of $100,000 dated August 30, 2011, at 0.060% to be repurchased at $100,001 on September 6, 2011, collateralized by: $167,452 par various United States Government Agency Mortgage Obligations, valued at $102,000.	100,000
Agreement with Goldman Sachs & Co. and The Bank of New York Mellon Corp. (Tri-Party) of $125,000 dated August 31, 2011, at 0.060% to be repurchased at $125,000 on September 1, 2011, collateralized by: $201,423 par various United States Government Agency Mortgage Obligations, valued at $127,500.	125,000
Agreement with Goldman Sachs & Co. and The Bank of New York Mellon Corp. (Tri-Party) of $75,000 dated August 30, 2011, at 0.070% to be repurchased at $75,001 on September 6, 2011, collateralized by: $107,678 par various United States Government Agency Mortgage Obligations, valued at $76,500.	75,000
Agreement with HSBC Securities, Inc. and JPMorgan Chase & Co. (Tri-Party) of $100,000 dated August 31, 2011, at 0.070% to be repurchased at $100,000 on September 1, 2011, collateralized by: $132,307 par various United States Government Agency Mortgage Obligations, valued at $102,001.	100,000
Agreement with JPMorgan Chase Securities, Inc. and JPMorgan Chase & Co. (Tri-Party) of $204,000 dated August 31, 2011, at 0.060% to be repurchased at $204,000 on September 1, 2011, collateralized by: $241,755 par various United States Government Agency Mortgage Obligations, valued at $208,085.	204,000
Agreement with Merrill Lynch and The Bank of New York Mellon Corp. (Tri-Party) of $1,013,859 dated August 31, 2011, at 0.070% to be repurchased at $1,013,861 on September 1, 2011, collateralized by: $1,573,751 par various United States Government Agency Mortgage Obligations, valued at $1,034,136.	1,013,859
Agreement with Morgan Stanley and The Bank of New York Mellon Corp. (Tri-Party) of $200,000 dated August 31, 2011, at 0.070% to be repurchased at $200,000 on September 1, 2011, collateralized by: $209,038 par various United States Government Agency Mortgage Obligations, valued at $204,000.	200,000
Agreement with RBC Capital Markets and The Bank of New York Mellon Corp. (Tri-Party) of $200,000 dated August 31, 2011, at 0.070% to be repurchased at $200,000 on September 1, 2011, collateralized by: $490,163 par various United States Government Agency Mortgage Obligations, valued at $204,000.	200,000

14	Prime Money Market Fund

SSgA
Prime Money Market Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
Value
$
Agreement with Societe Generale and The Bank of New York Mellon Corp. (Tri-Party) of $46,000 dated August 31, 2011, at 0.070% to be repurchased at $46,000 on September 1, 2011, collateralized by: $45,641 par various United States Government Agency Mortgage Obligations, valued at $46,920.	46,000
Agreement with UBS AG and The Bank of New York Mellon Corp. (Tri-Party) of $50,000 dated August 30, 2011, at 0.050% to be repurchased at $50,000 on September 6, 2011, collateralized by: $52,609 par various United States Government Agency Mortgage Obligations, valued at $51,000.	50,000
Agreement with UBS AG and The Bank of New York Mellon Corp. (Tri-Party) of $75,000 dated August 31, 2011, at 0.060% to be repurchased at $75,001 on September 7, 2011, collateralized by: $73,798 par various United States Government Agency Mortgage Obligations, valued at $76,500.	75,000

Total Government Agency Repurchase Agreements (identified cost $3,073,859)	3,073,859

Treasury Repurchase Agreements - 3.2%
Agreement with Barclays Capital, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $50,000 dated August 31, 2011, at 0.040% to be repurchased at $50,000 on September 1, 2011, collateralized by: $48,883 par various United States Government Treasury Obligations, valued at $51,000.	50,000
Agreement with BNP Paribas and The Bank of New York Mellon Corp. (Tri-Party) of $165,000 dated August 31, 2011, at 0.050% to be repurchased at $165,000 on September 1, 2011, collateralized by: $156,826 par various United States Government Treasury Obligations, valued at $168,300.	165,000
Agreement with Deutsche Bank AG and The Bank of New York Mellon Corp. (Tri-Party) of $100,000 dated August 31, 2011, at 0.070% to be repurchased at $100,000 on September 1, 2011, collateralized by: $100,553 par various United States Government Treasury Obligations, valued at $102,000.	100,000

Total Treasury Repurchase Agreements (identified cost $315,000)	315,000

Total Repurchase Agreements (identified cost $3,688,859)	3,688,859

Total Investments and Repurchase Agreements - 100.0%* (cost $9,933,637) (†)	9,933,637

Other Assets and Liabilities, Net - 0.0%	1,124

Net Assets - 100.0%	9,934,761

See accompanying notes which are an integral part of the financial statements.

Prime Money Market Fund	15

SSgA
Prime Money Market Fund

Presentation of Portfolio Holdings — August 31, 2011

% of
Net
Categories	Assets
Asset-Backed Commercial Paper	0.9
Certificates of Deposit	46.4
Financial Company Commercial Paper	8.1
Other Notes	7.5
Repurchase Agreements	37.1

Total Investments and Repurchase Agreements	100.0
Other Assets and Liabilities, Net	— **

100.0

**	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

16	Prime Money Market Fund

SSgA
Institutional Money Market Funds

Notes to Schedules of Investments — August 31, 2011

Footnotes

(Ê)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(†)	The identified cost for Federal income tax purposes.
(λ)	Restricted security (144A) or 4 (2) commercial paper. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
*	Unless otherwise indicated, the values of securities of the Fund are determined based on Level 2 inputs. (Note 2)
#	For purposes of this report, for non-interest bearing Commercial Paper and Discount Notes, the discount rate at purchase is used to populate the coupon rate column.

Notes to Schedules of Investments	17

SSgA
Institutional Money Market Funds

Statements of Assets and Liabilities — August 31, 2011

	U.S. Treasury
	Money Market	Prime Money
Amounts in thousands	Fund	Market Fund

Assets
Investments, at identified cost	$1,810,994	$6,244,778

Investments, at amortized cost which approximates value	1,810,994	6,244,778
Repurchase agreements at cost which approximates value	3,131,463	3,688,859
Cash	45,463	—
Receivables:
Dividends and interest	4	3,685
Fund shares sold	485	—
From affiliates	164	—
Prepaid expenses	82	216

Total assets	4,988,655	9,937,538

Liabilities
Payables:
Investments purchased	577,999	—
Accrued fees to affiliates	447	2,339
Other accrued expenses	32	63
Income distribution	11	375

Total liabilities	578,489	2,777

Net Assets	$4,410,166	$9,934,761

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$23	$88
Accumulated net realized gain (loss)	21	50
Shares of beneficial interest	4,410	9,935
Additional paid-in capital	4,405,712	9,924,688

Net Assets	$4,410,166	$9,934,761

Net Asset Value, offering and redemption price per share:
Net asset value per share: (a)	$1.00	$1.00
Net assets	$4,410,165,821	$9,934,760,526
Shares outstanding ($.001 par value)	4,410,203,027	9,934,684,974

(a)	Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

18	Statements of Assets and Liabilities

SSgA
Institutional Money Market Funds

Statements of Operations — For the Period Ended August 31, 2011

	U.S. Treasury
	Money Market	Prime Money
Amounts in thousands	Fund	Market Fund

Investment Income
Interest	$5,232	$36,701

Total investment income	5,232	36,701

Expenses
Advisory fees	6,948	17,407
Administrative fees	1,405	3,533
Custodian fees	544	1,502
Distribution fees	850	2,508
Transfer agent fees	45	76
Professional fees	76	123
Registration fees	29	28
Shareholder servicing fees	1,171	3,344
Trustees’ fees	167	406
Insurance fees	106	305
Printing fees	23	60
Miscellaneous	67	99

Expenses before reductions	11,431	29,391
Expense reductions	(6,219)	(6,181)

Net expenses	5,212	23,210

Net investment income (loss)	20	13,491

Net Realized Gain (Loss)
Net realized gain (loss) on investments	21	50

Net Increase (Decrease) in Net Assets from Operations	$41	$13,541

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	19

SSgA
Institutional Money Market Funds

Statements of Changes in Net Assets — For the Periods Ended August 31,

	U.S. Treasury Money Market Fund		Prime Money Market Fund
Amounts in thousands	2011	2010	2011	2010

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$20	$9	$13,491	$20,835
Net realized gain (loss)	21	19	50	5

Net increase (decrease) in net assets from operations	41	28	13,541	20,840

Distributions
From net investment income	(20)	(81)	(13,491)	(20,835)
From net realized gain	(9)	—	—	(494)

Net decrease in net assets from distributions	(29)	(81)	(13,491)	(21,329)

Share Transactions
Net increase (decrease) in net assets from share transactions	195,070	94,729	(2,108,620)	(6,360,321)

Total Net Increase (Decrease) in Net Assets	195,082	94,676	(2,108,570)	(6,360,810)

Net Assets
Beginning of period	4,215,084	4,120,408	12,043,331	18,404,141

End of period	$4,410,166	$4,215,084	$9,934,761	$12,043,331

Undistributed (overdistributed) net investment income included in net assets	$23	$19	$88	$83

See accompanying notes which are an integral part of the financial statements.

20	Statements of Changes in Net Assets

This page has been intentionally left blank.

SSgA
Institutional Money Market Funds

Financial Highlights — For the Periods Ended
For a Share Outstanding Throughout Each Period.

	$	$	$		$	$	$
	Net Asset Value,	Net	Net Realized		Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized		Investment	from Net	from Net
	Period	Income (Loss)(a)	Gain (Loss)		Operations	Investment Income	Realized Gain
U.S. Treasury Money Market Fund

August 31, 2011	1.0000	— (b)	—	(b)	— (b)	— (b)	—	(b)
August 31, 2010	1.0000	— (b)	—	(b)	— (b)	— (b)	—
August 31, 2009	1.0000	.0011	.0001		.0012	(.0007)	(.0005)
August 31, 2008	1.0000	.0249	.0027		.0276	(.0276)	—
August 31, 2007	1.0000	.0501	—	(b)	.0501	(.0501)	—

Prime Money Market Fund

August 31, 2011	1.0000	.0012	—	(b)	.0012	(.0012)	—
August 31, 2010	1.0000	.0013	—	(b)	.0013	(.0013)	—	(b)
August 31, 2009	1.0000	.0094	.0010		.0104	(.0104)	—	(b)
August 31, 2008	1.0000	.0376	(.0005)		.0371	(.0371)	—
August 31, 2007	1.0000	.0517	—	(b)	.0517	(.0517)	—	(b)

(a)	Average daily shares outstanding were used for this calculation.
(b)	Less than $.0001 per share.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less than .005% per share.
(d)	Includes expenses related to the U.S. Treasury Guarantee Program.
(e)	Less than .005% of average net assets.
(f)	Less than .005%.

See accompanying notes which are an integral part of the financial statements.

22	Financial Highlights

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
$	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income
Total	End of	Total	End of Period	Net Assets,	Net Assets,	to Average
Distributions	Period	Return	(000)	Net(c)	Gross	Net Assets(c)

— (b)	1.0000	— (f)	4,410,166	.11	.25	— (e)
— (b)	1.0000	— (f)	4,215,084	.13	.25	— (e)
(.0012)	1.0000	.12	4,120,408	.16	.25	.11
(.0276)	1.0000	2.80	4,769,072	.19	.24	2.49
(.0501)	1.0000	5.13	2,360,963	.20	.31	4.97

(.0012)	1.0000	.12	9,934,761	.20	.25	.12
(.0013)	1.0000	.13	12,043,331	.20	.26	.13
(.0104)	1.0000	1.04	18,404,141	.23 (d)	.28	.94
(.0371)	1.0000	3.77	14,717,852	.19	.24	3.76
(.0517)	1.0000	5.29	14,476,438	.20	.26	5.17

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	23

SSgA
Institutional Money Market Funds

Notes to Financial Statements — August 31, 2011

1.	Organization

The SSgA Funds (the “Investment Company”) is a series mutual fund, comprised of 20 investment portfolios that were in operation as of August 31, 2011. These financial statements report on two funds: the SSgA U.S. Treasury Money Market Fund and SSgA Prime Money Market Fund, each a “Fund” and collectively referred to as the “Funds,” each of which has distinct investment objectives and strategies. Each Fund is an open-end management investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the “Agreement”). The Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

As permitted in accordance with Rule 2a-7 of the 1940 Act, each Fund values portfolio investments using the amortized cost method. Under this method, each portfolio instrument is initially valued at cost, and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. While amortized cost provides certainty in valuation, it may result in periods when the value of an instrument is higher or lower than the price a Fund would receive if it sold the instrument.

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy, for each major category of assets and liabilities that segregates fair value measurements into levels (Level 1, 2, and 3). In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Inputs using quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

•	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are non-active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Short-term instruments purchased by the Funds and maturing within 60 days of the time of purchase are valued at “amortized cost” unless the Board determines that amortized cost does not represent fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Investments in privately held investment funds are valued based upon the Net Asset Value (“NAV”) of such investments and are categorized as Level 2 of the fair value hierarchy.

24	Notes to Financial Statements

SSgA
Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2011

Level 3 Trading Assets and Trading Liabilities, at Fair Value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes).

When fair valuation methods are applied that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons action at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

Securities Transactions

Securities transactions are recorded on a trade date basis, which in most instances is the same as the settlement date. Realized gains and losses from securities transactions, if any, are recorded on the basis of identified cost.

Investment Income

Interest income is recorded daily on an accrual basis. Distributions received on securities that represent a return on capital or capital gain are recorded as a reduction on cost of investments and/or as a realized gain.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

It is each Fund’s intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires each Fund to distribute all of its taxable income and capital gains. Therefore, the Funds paid no federal income taxes and no federal income tax provision was required for the Funds.

Each Fund files a U.S. tax return. At August 31, 2011, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statue of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ended August 31, 2008 through August 31, 2010, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds may have net tax basis capital loss carryforwards which may be applied against any realized net taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. At August 31, 2011, the Funds had no net tax basis capital loss carryforwards.

Notes to Financial Statements	25

SSgA
Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2011

For the period ended August 31, 2011, the Funds’ components of distributable earnings and tax composition of distributions for federal income tax purposes were as follows:

	U.S. Treasury
	Money Market	Prime Money
	Fund	Market Fund
Components of Distributable Earnings:
Undistributed Ordinary Income	$33,023	$513,219
Tax Composition of Distributions:
Ordinary Income	$29,028	$13,491,475

Dividends and Distributions to Shareholders

The Funds declare and record dividends on net investment income daily and pay them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. Each Fund may periodically make reclassifications among certain of its capital accounts without impacting net asset value for differences between federal tax regulations and U.S. GAAP.

The amount and character of income and gains to be distributed are determined in accordance with federal income tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes. These differences relate primarily to capital loss carryforwards. For the period ended August 31, 2011, there were no permanent differences between book and tax accounting.

Expenses

Most expenses can be directly attributed to a Fund. Expenses of the Investment Company which cannot be directly attributed to a Fund are allocated among all funds of the Investment Company based principally on their relative average net assets.

Repurchase Agreements

A repurchase agreement customarily obligates the seller at the time it sells securities to the Funds to repurchase the securities at a mutually agreed-upon price and time. The total amount received by the Funds on repurchase is calculated to exceed the price paid by the Funds, reflecting an agreed-upon market rate of interest for the period of time to the settlement date, and is not necessarily related to the interest rate on the underlying securities. The underlying securities are ordinarily United States Government securities. Repurchase agreements are fully collateralized at all times. The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities (as a result of its bankruptcy or otherwise) the Funds will seek to dispose of such securities; this action could involve costs or delays. The Funds may enter into repurchase agreements maturing within a specified date with domestic dealers, banks and other financial institutions deemed to be creditworthy by SSgA Funds Management, Inc. (“SSgA FM” or the “Advisor”), a wholly-owned subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”).

Guarantees

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

26	Notes to Financial Statements

SSgA
Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2011

3.	Related Party Transactions, Fees and Expenses

Advisor and Affiliates

The Advisor manages the Funds pursuant to an Investment Advisory Agreement dated May 1, 2001, as amended, between the Investment Company and the Advisor. The Advisor is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street Corporation and its affiliated companies. The Advisor directs the investments of each Fund in accordance with their investment objectives, policies, and limitations. For these services, the Funds pay a fee to the Advisor, calculated daily and paid monthly at the annual rate of 0.15% of its daily average net assets.

The Advisor has contractually agreed to waive 0.05% of its 0.15% advisory fee on the U.S. Treasury Money Market Fund until December 31, 2011. The Advisor also contractually agreed to waive up to the full amount of the U.S. Treasury Money Market Fund’s advisory fee and reimburse the Fund for all expenses in excess of 0.20% of its average daily net assets on an annual basis until December 31, 2011 (exclusive of non-recurring fees, extraordinary expenses and acquired fund fees). The total amounts of the waiver and reimbursement for the period ended August 31, 2011 were $2,315,954 and $0, respectively.

The Advisor has contractually agreed to waive 0.05% of its 0.15% advisory fee on the Prime Money Market Fund until December 31, 2011. The Advisor also contractually agreed to waive up to the full amount of the Prime Money Market Fund’s advisory fee and reimburse the Fund for all expenses in excess of 0.20% of its average daily net assets on an annual basis until December 31, 2011 (exclusive of non-recurring fees, extraordinary expenses and acquired fund fees). The total amounts of the waiver and reimbursement for the period ended August 31, 2011 were $5,802,454 and $378,262, respectively.

The Advisor does not have the ability to recover amounts waived or reimbursed from prior periods.

The Advisor may reimburse expenses or waive fees in order to avoid a negative yield. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. For the period ended August 31, 2011, the U.S. Treasury Money Market fund waived $3,902,882. There were no voluntary waivers for the Prime Money Market Fund. There is no guarantee that the Funds will be able to avoid a negative yield.

The Investment Company also has a contract with State Street to provide custody and fund accounting services to the Funds. For these services, the Funds pay State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses.

The SSgA Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds’ objectives) in the SSgA Prime Money Market Fund (“Central Fund”). As of August 31, 2011, $15,505,763 represents the investments of other Investment Company Funds not presented herein.

Boston Financial Data Services (“BFDS”) a joint venture of DST Systems, Inc., and State Street Corporation, serves as transfer, dividend paying, and shareholder servicing agent to the Funds. For these services, the Funds pay annual account services fees, activity based fees, charges related to compliance and regulatory services and a minimum fee of $200 for each Fund.

In addition, the Funds have entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds’ expenses. The custody credits are included in the expense reductions in the Statement of Operations. For the period ended August 31, 2011, the Funds’ custodian fees were reduced by the following amounts under these arrangements:

Amount
Prime Money Market Fund	19

Administrator

Russell Fund Services Company (“RFSC” or the “Administrator”) serves as the Investment Company’s Administrator, pursuant to an administration agreement dated January 1, 2008 (the “Administration Agreement”). Under the Administration Agreement, the Administrator supervises certain administrative aspects of the Investment Company’s operations. The Investment Company pays the Administrator an annual fee, payable monthly on a pro rata basis. RFSC is a wholly-owned subsidiary of Russell

Notes to Financial Statements	27

SSgA
Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2011

Investment Management Company (“RIMCo”). The annual fee is based on the following percentages of the average daily net assets of the Investment Company’s money market portfolios: $0 up to $15 billion — 0.0315%; over $15 billion — 0.029%. In addition, the Administrator charges a flat fee of $30,000 per year per Fund with less than $500 million in assets under management. In addition, the Funds reimburse the Administrator for out-of-pocket expenses.

Distributor and Shareholder Servicing

The Investment Company has a distribution agreement dated March 1, 2002, as amended, between the Investment Company and State Street Global Markets, LLC (the “Distributor”), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. The Distributor may enter into agreements with other related and non-related parties. The amounts paid to the Distributor are included in the accompanying Statements of Operations.

The Investment Company has adopted a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any Shareholder Servicing Agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

Each Fund has a shareholder servicing agreement with State Street and Wealth Management Systems, an entity related to State Street. For these services, each Fund pays a maximum of 0.025% to State Street and 0.05% to Wealth Management Systems, based on the average daily value of all Fund shares held. For the period ended August 31, 2011, the Funds paid the following shareholder servicing expenses to affiliated service the Agents:

		Wealth
		Management
	State Street	Systems
U.S. Treasury Money Market Fund	$1,157,947	$13,150
Prime Money Market Fund	2,901,227	428,581

The combined distribution and shareholder servicing payments shall not exceed 0.25% of the average daily value of net assets of a Fund on an annual basis. The shareholder servicing payments shall not exceed 0.20% of the average daily value of net assets of a Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the Plan is in effect. The Funds’ responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Board or a majority of the Funds’ shareholders have the right, however, to terminate the Plan and all payments thereunder at any time. The Funds will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Plan’s termination or discontinuance.

Board of Trustees

The Investment Company paid each trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for Board and committee meetings attended. These expenses are allocated among all of the Funds of the Investment Company, except for the Life Solutions Funds, based upon their relative net assets.

28	Notes to Financial Statements

SSgA
Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2011

Accrued fees payable to affiliates and trustees as of August 31, 2011 were as follows:

	U.S. Treasury
	Money	Prime Money
	Market Fund	Market Fund
Advisory fees	$—	$1,013,403
Administration fees	120,325	247,913
Custodian Fees	33,686	138,907
Distribution fees	152,094	583,022
Shareholder servicing fees	99,504	249,890
Transfer agent fees	15,324	25,990
Trustee fees	25,666	79,971

	$446,599	$2,339,096

4.	Fund Share Transactions (on a Constant Dollar Basis)

	(amounts in thousands)
	For the Fiscal Years Ended August 31,
	2011	2010
U.S. Treasury Money Market Fund
Proceeds from shares sold	$58,075,390	$42,595,417
Proceeds from reinvestment of distributions	25	66
Payments for shares redeemed	(57,880,345)	(42,500,754)

Total net increase (decrease)	$195,070	$94,729

Prime Money Market Fund
Proceeds from shares sold	$124,061,965	$148,005,252
Proceeds from reinvestment of distributions	13,859	20,291
Payments for shares redeemed	(126,184,444)	(154,385,864)

Total net increase (decrease)	$(2,108,620)	$(6,360,321)

5.	Restricted Securities

Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933 (the “Act”). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 5% in securities that are illiquid. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

For the period ended August 31, 2011, there were no restricted securities held by a Fund that were illiquid.

Notes to Financial Statements	29

SSgA
Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2011

Illiquid securities and restricted securities may be priced by the Funds using the Fair Value Procedures approved by the Board.

6.	Market, Credit and Counterparty Risk

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which a Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of a Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates its value as recorded in the Fund’s Statements of Assets and Liabilities.

7.	Subsequent Events

Management has evaluated events and transactions that may have occurred since August 31, 2011, through the date the financial statements were issued, that would merit recognition or additional disclosure in the financial statements. During this review nothing was discovered which would require disclosure within the financial statements.

30	Notes to Financial Statements

SSgA
Institutional Money Market Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the SSgA Funds and Shareholders of the SSgA U.S. Treasury Money Market Fund and SSgA Prime Money Market Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SSgA U.S. Treasury Money Market Fund and SSgA Prime Money Market Fund (the “Funds”) (two of the funds comprising the SSgA Funds) as of August 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 28, 2011

Report of Independent Registered Public Accounting Firm	31

SSgA
Institutional Money Market Funds

Tax Information — August 31, 2011 (Unaudited)

For the tax year ended August 31, 2011, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified interest income taxed at individual ordinary income rates.

The Form 1099 mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011.

Please consult a tax advisor for questions about federal or state income tax laws.

32	Tax Information

SSgA
Institutional Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited)

Approval of Investment Advisory Agreement

Overview of the Contract Review Process1

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment advisor or sub-advisor may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of those trustees who are not “interested persons” of the fund (commonly referred to as the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Board of Trustees (the “Board”) of the SSgA Funds (the “Trust”), including a majority of the Independent Trustees of the Trust, met on March 21, 2011 and on April 20 and 21, 2011 to consider proposals to approve, with respect to each portfolio series of the Trust (each, a “Fund” and collectively, the “Funds”), continuation of the investment advisory agreement (the “Advisory Agreement”) with SSgA Funds Management, Inc. (the “Advisor”) and, with respect to the SSgA Tuckerman Active REIT Fund, the subadvisory agreement (the “Subadvisory Agreement”) with The Tuckerman Group, LLC (the “Subadvisor”). Prior to voting on these proposals, the Board reviewed information furnished by the Advisor, the Subadvisor and others reasonably necessary to permit the Board to evaluate the proposals fully. Such information included, among other things, the following:

Information about Performance, Expenses and Fees

•	A report prepared by an independent provider of investment company data, which includes for each Fund:

○	Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended December 31, 2010, as applicable, to the performance of an appropriate benchmark for the Fund and a universe of other mutual funds with similar investment objectives and policies;

○	Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent data provider;

○	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five years, as applicable; and

○	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•	Comparative information concerning fees charged by the Advisor and Subadvisor for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds; and

•	Profitability analyses for the Advisor and its affiliates with respect to each Fund.

1 Over the course of more than 20 years, the Independent Trustees have identified numerous relevant issues, factors and concerns (“issues, factors and concerns”) that they consider each year in connection with the proposed continuation of the advisory and sub-advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the “annual review process”). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the “special meeting”). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management responds to such comments and questions to the satisfaction of the Independent Trustee before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

Basis for Approval of Investment Advisory Contracts	33

SSgA
Institutional Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

Information about Portfolio Management

•	Descriptions of the investment management services provided by the Advisor and Subadvisor, including their investment strategies and processes;

•	Information concerning the allocation of brokerage and the benefits received by the Advisor as a result of brokerage allocation, including information concerning the acquisition of any research through “soft dollar” benefits received in connection with the Funds’ brokerage; and

•	Information regarding the procedures and processes used to value the assets of the Funds and the assistance provided to the administrator of the Funds by the Advisor in monitoring the effectiveness of such procedures and processes.

Information about the Advisor and Subadvisor

•	Reports detailing the financial results and condition of the Advisor and its affiliates;

•	Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Funds;

•	A copy of the Code of Ethics adopted by the Advisor and Subadvisor, together with information relating to compliance with and the administration of such Code;

•	A copy of the Advisor’s proxy voting policies and procedures;

•	Information concerning the resources devoted by the Advisor to overseeing compliance by the Funds and their service providers, including the Advisor’s record of compliance with investment policies and restrictions and other operating policies of the Funds; and

•	A description of the business continuity and disaster recovery plans of the Advisor.

Other Relevant Information

•	Information concerning the nature, quality and cost of various non-investment management services provided to the Funds by affiliates of the Advisor, including the custodian, fund accountant, transfer agent and securities lending agent of the Funds, and the role of the Advisor in managing the Funds’ relationship with these service providers;

•	Copies of the Advisory Agreement, Subadvisory Agreement and agreements with other service providers of the Funds;

•	Additional data requested from an independent provider of investment company data by the Independent Trustees on (a) the SSgA Funds money market portfolios to determine the magnitude to which the absolute difference in yields separated the better performing from the poorer performing funds; and (b) the SSgA Funds quantitative equity portfolios to determine how they performed in the larger universe;

•	Draft responses to letters dated February 16, 2011 from the Funds’ Counsel, Goodwin Procter LLP, and reviewed prior to such date by Independent Counsel, Joseph P. Barri, requesting specific information, from each of:

○	The Advisor, with respect to its operations relating to the Funds and its approximate profit margins before taxes from such operations for the Funds’ last fiscal year; the operations of the Subadvisor relating to the to SSgA Tuckerman Active REIT Fund; and the relevant operations of other affiliated service providers to the Funds, together with their approximate profit margins from such relevant operations for the Funds’ last fiscal year;

○	Russell Fund Services Company (“RFSCo”), the administrator for the Funds, with respect to its operations relating to the Funds; and

○	State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Funds (the “Distributor”), with respect to its operations relating to the Funds, together with the Funds’ related distribution plans and arrangements under Rule 12b-1 under the Investment Company Act of 1940, as amended;

34	Basis for Approval of Investment Advisory Contracts

SSgA
Institutional Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

•	Excerpts from the Funds’ most recent Prospectuses, Statements of Additional Information and Annual Reports for the fiscal year ended August 31, 2010, including (i) the latest prospectus descriptions of each Fund’s investment objectives, strategies and authorized investment techniques and investments; and (ii) the latest Portfolio Management Discussion of Performance for each Fund, as prepared by its portfolio management team, together with a graphic comparison of the performance of each Fund with its benchmark index, for its fiscal year ended August 31, 2010;

•	Morningstar materials as of December 31, 2010, obtained by an Independent Trustee and circulated to the other Independent Trustees and to Independent Counsel, with respect to the Funds for which such materials were then available; and

•	A summary of the foregoing materials prepared by Independent Counsel.

In addition to the information identified above, the Board considered information provided from time to time by the Advisor, the Subadvisor and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Advisor and/or Subadvisor relating to the performance of the Funds and the investment strategies used in pursuing each Fund’s investment objective.

The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and Subadvisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement and Subadvisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on April 21, 2011 the Board, including a majority of the Independent Trustees, voted to approve the continuation of the Advisory Agreement and Subadvisory Agreement effective May 2, 2010, for an additional year with respect to all Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement and Subadvisory Agreement, the Board evaluated the nature, extent and quality of services provided to each Fund by the Advisor and, with respect to SSgA Tuckerman Active REIT Fund, the Subadvisor.

The Board considered the Advisor’s and Subadvisor’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Advisor in developing and applying proprietary quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Advisor to the evaluation of credit, interest-rate and currency risks. With respect to those Funds that operate as money market mutual funds, the Board considered the Advisor’s success in maintaining the constant dollar value of each Fund through extraordinary market conditions, including the Advisor’s success in avoiding the purchase of instruments that subsequently became impaired as to their value. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management. The Board also considered the business reputation and past experience of the Subadvisor in managing securities issued by publicly traded real estate investment trusts.

The Board reviewed the compliance programs of the Advisor and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Advisor in monitoring each Fund’s securities lending activities.

Basis for Approval of Investment Advisory Contracts	35

SSgA
Institutional Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

On the basis of the foregoing and other relevant information, the Board concluded that the Advisor and the Subadvisor can be expected to continue to provide high quality investment management and related services for the Funds.

Fund Performance

The Board compared each Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2010.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory (a) by comparison to the performance of its peer group funds, or (b) after considering steps taken by management to improve the performance of certain Funds.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers. As part of its review, the Board considered each Fund’s management fee (or in the case of SSgA Life Solutions Balanced Fund, SSgA Life Solutions Growth Fund and SSgA Life Solutions Income & Growth Fund, the management fees payable by each Fund’s underlying funds) and total expense ratio (both before and after giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Advisor to the fees charged and services provided to other clients of the Advisor, including institutional accounts. In addition, the Board considered the willingness of the Advisor to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Advisor and Subadvisor, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of similar mutual funds and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Advisor and its affiliates in providing investment advisory and other services to each Fund and to all Funds as a group. The Board considered other direct and indirect benefits received by the Advisor and its affiliates in connection with their relationships with the Funds, including the benefits of research services that may be available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients.

The Board concluded that the profitability of the Advisor and its affiliates with respect to each Fund is reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Advisor and its affiliates, on the one hand, and each Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of each Fund and all Funds as a group, the level of profitability of the Advisor and its affiliates with respect to each Fund and all Funds as a group over various time periods, and the comparatively low management fee and expense ratio of each Fund during these periods, it does not appear that the Advisor or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.

36	Basis for Approval of Investment Advisory Contracts

SSgA
Institutional Money Market Funds

Shareholder Requests for Additional Information — August 31, 2011 (Unaudited)

The Funds have adopted the proxy voting policies of the Advisor. A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities are contained in the Funds’ Statement of Additional Information, which is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the Securities and Exchange Commission’s public reference room.

The Funds will file their complete schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Funds’ semi-annual and annual financial statements. The Funds’ Form N-Q is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the Securities and Exchange Commission’s public reference room.

Shareholder Requests for Additional Information	37

SSgA
Institutional Money Market Funds

Disclosure of Information about Fund Trustees and Officers —
August 31, 2011 (Unaudited)

The following tables provide information for each trustee and principal officers of the Investment Company, which consists of 20 funds. The first table provides information about the trustees who are interested persons. The second table provides information about the independent trustees. The third table provides information about the officers.

				Number of
				Portfolios	Other
	Position(s) Held		Principal Occupation(s)	in Fund	Directorships
Name,	with SSgA Funds;	Term	During Past 5 Years; and	Complex	Held by
Age,	Length of	of	Other Relevant Experience,	Overseen	Trustee During
Address	Time Served	Office	Attributes and Skills(1)	by Trustee	Past 5 Years
INTERESTED TRUSTEE
Shawn C.D. Johnson Born March 3, 1963 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Trustee since November 2008	Until successor is elected by Trustees	• 2008 to Present, Director of SSgA FM; • 2003 to Present, Senior Managing Director, Chairman, SSgA Investment Committee, State Street Global Advisors; • 2006 to Present, Trustee, Berea College; Member of Berea Investment Committee, Audit Committee and Finance Committee; • 2009 to Present, Member of Virginia Tech Foundation Investment Committee; and • June 2008 to August 2010, Chairman, Financial Service Sector Coordinating Counsel.	20	None

INDEPENDENT TRUSTEES

Lynn L. Anderson Born April 22, 1939 1301 Second Avenue, 18th Floor Seattle, WA 98101	Member, Board of Trustees (Chairman of the Board from 1988 to December 2008) Member, Audit Committee, Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• Until December 2005, Vice Chairman, Frank Russell Company (institutional financial consultant)(Retired); • March 2007 to September 2010, member, IDC Board of Governors; • September 2007 to September 2010, member Investment Company Institute Board of Governors; • September 2008 to September 2010, member Investment Company Institutie and IDC Investment Committee; and • Until December 2008, Director, Russell Trust Company (Retired).	20	Until December 2005, Chairman of the Board, 34 Russell Investment Company and 5 Russell Investment Funds (registered investment companies) (Retired).

William L. Marshall Born December 12, 1942 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1988 Chairman, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner and Member, Financial Planners Association; and • Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	20	None

38	Disclosure of Information about Fund Trustees and Officers

SSgA
Institutional Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2011 (Unaudited)

Number of
				Portfolios	Other
	Position(s) Held		Principal Occupation(s)	in Fund	Directorships
Name,	with SSgA Funds;	Term	During Past 5 Years; and	Complex	Held by
Age,	Length of	of	Other Relevant Experience,	Overseen	Trustee During
Address	Time Served	Office	Attributes and Skills(1)	by Trustee	Past 5 Years
INDEPENDENT TRUSTEES (continued)

Steven J. Mastrovich (2) Born November 3, 1956 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1988 Member, Audit Committee Chairman, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• June 2010 to Present, Managing Director and Head of Private Capital Markets, J.P. Morgan Real Estate and Lodging Investment Banking Group; • January 2009 to June 2010, Managing Director, Head of Investor Relations, Highbridge Principal Strategies (a J.P. Morgan subsidiary); and • October 2000 to January 2009, Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate investments within the US).	20	None

Patrick J. Riley Born November 30, 1948 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1988 Independent Chairman of the Board since January 2009 Member (ex-officio), Audit Committee Member (ex-officio), Governance Committee Member (ex-officio), Valuation Committee Member (ex-officio), Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• 2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; • 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); • 1998 to Present, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company); to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); • 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); • January 2009 to Present, Independent Director, SSgA Fixed Income plc; and • January 2009 to Present, Independent Director, SSgA Qualified Funds plc.	20	None

Disclosure of Information about Fund Trustees and Officers	39

SSgA
Institutional Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2011 (Unaudited)

Number of
				Portfolios	Other
	Position(s) Held		Principal Occupation(s)	in Fund	Directorships
Name,	with SSgA Funds;	Term	During Past 5 Years; and	Complex	Held by
Age,	Length of	of	Other Relevant Experience,	Overseen	Trustee During
Address	Time Served	Office	Attributes and Skills(1)	by Trustee	Past 5 Years
INDEPENDENT TRUSTEES (continued)

Richard D. Shirk Born October 31, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1988 Member, Audit Committee Member, Governance Committee Member, Valuation Committee Chairman, Qualified Legal and Compliance Committee	Until successor is elected by Trustees
• March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired);
• 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare);
• 1998 to December 2008, Chairman, Board Member and Investment Committee Member, Healthcare Georgia Foundation (private foundation);
• September 2002 to May 2011, Lead Director and Board Member, Amerigroup Corp. (managed health care) (Retired);
• 1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and
• 2003 to 2009, Trustee, Gettysburg College.
				20	None

Bruce D. Taber Born April 25, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1991 Member, Audit Committee Member, Governance Committee Chairman, Valuation Committee Member, Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• 1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); • Until December 2008, Independent Director, SSgA Cash Management Fund plc; • Until December 2008, Independent Director, State Street Global Advisors Ireland, Ltd. (investment companies); and • Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	20	None

(1)	The information reported includes the principal occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.
(2)	Ceased to be a Trustee effective October 3, 2011.

40	Disclosure of Information about Fund Trustees and Officers

SSgA
Institutional Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2011 (Unaudited)

Name,	Position(s) with
Age,	SSgA Funds; and	Term
and	Length of	of	Principal Occupation(s)
Address	Time Served	Office	During Past Five Years
OFFICERS
James E. Ross Born June 24, 1965 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	President and Chief Executive Officer from January 2006 to Present; and Principal Executive Officer since 2005	Until successor is elected by Trustees
• 2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management Inc. (investment advisor);
• March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and
• President, Principal Executive Officer and Trustee, SPDR Series Trust, SPDR Index Shares Funds; and Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds and State Street Institutional Investment Trust; President and Principal Executive Officer, State Street Navigator Securities Lending Trust (registered investment companies).

Ellen M. Needham Born January 4, 1967 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Vice President since May 2006	Until successor is elected by Trustees
• Chief Operating Officer and Vice President, SSgA Funds Management, Inc. (investment advisor);
• March 2011 to Present, Senior Managing Director (July 2007 to March 2011, Managing Director; June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors; and
• Vice President, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies).

Jacqueline Angell Born October 12, 1974 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Chief Compliance Officer since April 2011	Until successor is elected by Trustees	• July 2008 to Present, Vice President, State Street Global Advisors; and • April 2006 to June 2008, Director, Investment Advisor Oversight, Fidelity Investments.

Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer and Principal Accounting Officer since 2000	Until successor is elected by Trustees
• 2009 to Present, Global Head of Fund Operations, Russell Investments;
• 1998 to 2009, Director, Fund Administration, Russell Investment Management Company, Russell Fund Services Company, Russell Trust Company and Russell Financial Services Company; and
• Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds.

Sandra G. Richardson Born January 12, 1971 1096 Avenue of the Americas 14th Floor New York, NY 10036	Secretary and Chief Legal Officer since 2010	Until successor is elected by Trustees
• September 2010 to Present, Associate General Counsel (January 2008 to September 2010, Associate Counsel), Russell Investments; and
• November 2003 to November 2007, Associate, Kirkpatrick & Lockhart Preston Gates Ellis LLP.

Disclosure of Information about Fund Trustees and Officers	41

SSgA
Institutional Money Market Funds
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 647-7327

Trustees
Lynn L. Anderson
Shawn C.D. Johnson
William L. Marshall
Steven J. Mastrovich*
Patrick J. Riley, Chairman
Richard D. Shirk
Bruce D. Taber
Officers
James E. Ross, President, Chief Executive Officer and Principal Executive Officer
Mark E. Swanson, Treasurer and Principal Accounting Officer
Ellen M. Needham, Vice President
Jacqueline Angell, Chief Compliance Officer
Sandra G. Richardson, Secretary and Chief Legal Officer
Ross E. Erickson, Assistant Treasurer
Kimberlee A. Lloyd, Assistant Treasurer
David J. Craig, Assistant Treasurer
Carla L. Anderson, Assistant Secretary
Investment Advisor
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900

Custodian and Office of Shareholder Inquiries
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171
Transfer and Dividend Paying Agent
Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, Massachusetts 02171
Distributor
State Street Global Markets, LLC
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
Administrator
Russell Fund Services Company
1301 Second Avenue
18th Floor
Seattle, Washington 98101
Legal Counsel
Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116

*	Ceased to be a Trustee effective October 3, 2011.

Distributor: State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSgA Funds pay State Street Bank and Trust Company for its services as custodian, transfer agent and shareholder servicing agent and pays SSgA Funds Management, Inc. for investment advisory services.

This information must be preceded or accompanied by a current prospectus or summary prospectus. Read the prospectus carefully before you invest or send money.

42	Fund Management and Service Providers

SSGA IMM AR

FIXED INCOME FUNDS
Bond Market Fund
Bond Market Fund – Class R
Intermediate Fund
High Yield Bond Fund

Annual Report
August 31, 2011

SSgA Funds
Fixed Income Funds
Annual Report
August 31, 2011

“SSgA” is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds. This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 This page has been intentionally left blank.

SSgA Funds
Letter from the President of SSgA Funds Management, Inc.

Dear Shareholder:

We are pleased to provide you with the August 31, 2011 Annual Report for the SSgA Funds which provides an overview of the investment discipline for each SSgA Fund as well as a discussion of management, performance data and related financial statements. As you review your overall investment strategy, we hope that you will find this information useful.

The U.S. economy and financial markets have followed an uncertain course and have been impacted this year by a number of unique events — the fractious battle over raising the debt ceiling, unrelenting high unemployment and Standard & Poor’s unprecedented decision to downgrade U.S. Government debt from a AAA credit rating to AA+. Additionally, the depressed housing market and an infectious lack of consumer confidence exacerbated equity volatility and underscored the continued flight to short-term bonds, Treasuries and money market funds, even as yields fell to record lows.

The international stage has featured similarly lackluster growth and pervasive volatility. A number of factors, from the fallout of the European debt crisis to policy tightening in developing countries, have combined to push the global economy to a saturation point where some have begun to question its ability to absorb additional market shocks.

In times when unrelenting volatility, dramatic selloffs and unexpected world events have heightened uncertainty for investors, we thank you for the confidence you have placed in the SSgA Funds.

Sincerely,

James Ross
President
SSgA Funds

President’s Letter	3

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SSgA
Bond Market Fund

Portfolio Management Discussion and Analysis — August 31, 2011 (Unaudited)

Objective: The Fund seeks to maximize total return by investing in fixed-income securities, including, but not limited to, those represented by the Barclays Capital U.S. Aggregate Bond Index.

Invests in: Investment grade debt instruments including U.S. Government Treasuries and agencies, corporate bonds, asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities.

Strategy: The Fund seeks to manage its duration to correspond to the Barclays Capital U.S. Aggregate Bond Index’s duration while adding value through issue and sector selection. The Fund will actively trade to benefit from short-term yield disparities among different issues of fixed income securities, or otherwise to increase the return to the Fund.

 Bond Market Fund — Institutional Class

Period Ended	Total
08/31/11	Return

1 Year	5.00%
5 Years	2.67	%+
10 Years	3.60	%+

 Bond Market Fund — Class R‡

Period Ended	Total
08/31/11	Return

1 Year	4.96%
5 Years	2.42	%+
10 Years	3.38	%+

 Barclays Capital U.S. Aggregate Bond Index#

Period Ended	Total
08/31/11	Return

1 Year	4.62%
5 Years	6.56	%+
10 Years	5.71	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the Bond Market Fund Institutional Class and Class R as stated in the Fees and Expenses table of the prospectus dated December 20, 2010 are 1.08% and 1.43%, respectively.

See related Notes on page 7.

Bond Market Fund	5

SSgA
Bond Market Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2011 (Unaudited)

The SSgA Bond Market Fund (the “Fund”) seeks to maximize total return by investing in fixed-income securities, including, but not limited to, those represented by the Barclays Capital U.S. Aggregate Bond Index. The Fund is benchmarked to the Barclays Capital U.S. Aggregate Bond Index (the “Index”). The Fund may employ futures for hedging purposes and to assist in attempting to replicate the duration of the Index.

How did the Fund’s performance for the 12-month period ended August 31, 2011 (the “Reporting Period”) compare to the performance of the Fund’s benchmark?

For the 12-month period ended August 31, 2011 (the “Reporting Period”), the total returns for the Institutional Class and Class R of the Fund were 5.00% and 4.96% respectively, and the total return for the Index was 4.62%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

How did market conditions impact the performance of the Fund during the Reporting Period?

Despite mixed economic news and market volatility, global markets ended the third quarter of 2010 with a positive tone. Of particular help was information from the Federal Reserve about its upcoming purchases of long-dated Treasuries. This resulted in a rally in the long end of the Treasury market. The yield spread between two-year and 10-year Treasuries declined by more than 30 basis points (0.30%). Although concerns about European government bonds flared in December, the extension of Bush-era tax cuts and enactment of a fiscal stimulus package spurred economic forecasters to revise upward their 2011 growth projections.

During the first quarter of 2011, risky assets rewarded investors in January due largely to the relative strength of fourth-quarter corporate earnings. However, in late January, unrest in the Middle East confirmed that events can quickly change forecasts. As a result, investors showed caution in February. During March, the earthquake, tsunami, and nuclear accidents in Japan depressed global markets, aided by the drift downward of U.S. employment.

The second quarter of 2011 started in April with Congress barely averting a federal government shutdown. In May, investors’ risk appetite declined due to concerns about euro-zone bonds and weak U.S. economic data. These factors continued to weigh on interest rates and markets for much of June. This kept Treasury rates low and bond markets on edge until the last week of the month when the Greek government approved new fiscal austerity measures, eliminating the near-term possibility of a default.

The final two months of the Reporting Period began with July’s rally in Treasuries due to worries about the U.S. debt ceiling, weaker than expected economic data and the European crisis. European worries spread in July from Greece to Spain and Italy. In August, U.S. Treasuries rallied aggressively after the Fed announced it would maintain its ultra-low interest rate policy for at least the next two years. Europe remained a source of volatility for much of the month.

How did the investment strategies and techniques employed by the Adviser impact the performance of the Fund during the Reporting Period?

September 2010 was a strong month for economic news and stock market returns. Bond markets were relatively calm, with returns mostly tepidly positive. The Fund’s long duration positioning, meaning that it favored bonds with longer maturities, was a positive as rates rallied in September. However, as uncertainty reemerged, the Fund moved to a more neutral duration in November and held that positioning through the end of the year. During the quarter overall, the Fund’s riskier sectors contributed to performance relative to the benchmark, but this was offset by the movement in Treasury rates.

As the first quarter of 2011 began, riskier bonds continued to contribute to relative performance. The Fund increased its exposure to credit in early January, benefiting from continued shrinking of the yield differences between these bonds and Treasuries. This was the primary contributor to performance for February. Toward the end of February, as the issues in the Middle East escalated, the Fund began reducing its exposure to these bonds, ending the month less overweight. The Fund also shortened the duration of its holdings relative to the Index. This detracted from performance of the fund as rates shifted lower. For March, contributors to performance included a short-maturity position and a position in Treasury Inflation-Protected Securities, which increased in value as a rise in commodity prices shifted inflation expectations higher. These positives were offset by some weakness in investment grade and high yield bonds.

6	Bond Market Fund

SSgA
Bond Market Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2011 (Unaudited)

For the month of April, contributors to performance included a continued overweight to corporate bonds relative to Treasuries. The Fund reduced this overweight as economic data weakened. The Fund’s emphasis on shorter maturity bonds detracted from performance because interest rates fell in April. The Fund held an overweight to corporate bonds for most of May, although it reduced this position as weak economic data continued. Given the Fund’s shorter-than-Index average maturity, its performance relative to the Index suffered as rates fell during May. Underperformance for June was largely driven by the Fund’s overweight to corporate bonds. Spreads in investment grade bonds widened most of the month and high yield bond prices moved lower. On the plus side, a long inflation protection position benefited from rising inflation expectations. In July, yield spreads tightened for industrial bonds, especially high quality bonds. These gains offset the negative impact of wider spreads on bonds in the financials sector, which widened on weak U.S. economic data and issues overseas. The Fund continued to reduce its overall exposure to bonds other than Treasuries, while moving into higher quality bonds. It continued to favor shorter maturity bonds, but this had little impact on July performance. Yield differences between non-Treasuries and Treasuries in the Aggregate Index widened considerably in August. Corporate bonds underperformed comparable Treasuries by 3.33% for the month.

The views expressed above reflect those of the Fund’s portfolio team only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

*	Assumes initial investment on September 1, 2001.

#	The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt.

+	Annualized.

‡	Performance for the Bond Market Fund Class R before its inception (May 14, 2004) is derived from the historical performance of the Institutional Class, adjusted for the higher operating expenses related to distribution and shareholder servicing.

Bond funds contain interest rate risk (as interest rates rise bond prices fall); the risk of issues default, and inflation risk.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

Bond Market Fund	7

SSgA
Bond Market Fund

Shareholder Expense Example — August 31, 2011 (Unaudited)
Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2011 to August 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Hypothetical
		Performance
	Actual	(5% return
Institutional Class	Performance	before expenses)

Beginning Account Value March 1, 2011	$1,000.00	$1,000.00
Ending Account Value August 31, 2011	$1,042.30	$1,022.68
Expenses Paid During Period*	$2.57	$2.55

*	Expenses are equal to the Fund’s annualized expense ratio of 0.50% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

		Hypothetical
		Performance
	Actual	(5% return
Class R	Performance	before expenses)

Beginning Account Value March 1, 2011	$1,000.00	$1,000.00
Ending Account Value August 31, 2011	$1,042.50	$1,021.53
Expenses Paid During Period*	$3.76	$3.72

*	Expenses are equal to the Fund’s annualized expense ratio of 0.73% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

8	Bond Market Fund

SSgA
Bond Market Fund

Schedule of Investments — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$

Long-Term Investments - 93.1%

Asset-Backed Securities - 0.2%
Chase Issuance Trust
Series 2007-A17 Class A
5.120% due 10/15/14	100	105

Corporate Bonds and Notes - 23.1%
Alabama Power Co.
5.700% due 02/15/33	50	58
Altria Group, Inc.
9.950% due 11/10/38	150	211
Amgen, Inc.
5.650% due 06/15/42	150	164
Anadarko Petroleum Corp.
6.375% due 09/15/17	250	289
Anheuser-Busch InBev Worldwide, Inc.
5.000% due 04/15/20	250	287
8.000% due 11/15/39	175	253
AT&T, Inc.
5.550% due 08/15/41	100	105
Bank of America Corp.
Series 1
3.750% due 07/12/16	250	247
Baxter International, Inc.
1.800% due 03/15/13	125	127
Broadcom Corp.
1.500% due 11/01/13 (λ)	250	251
Burlington Northern Santa Fe LLC
4.950% due 09/15/41	110	109
Celanese US Holdings LLC
5.875% due 06/15/21	125	125
CenturyLink, Inc.
6.450% due 06/15/21	250	243
Citigroup, Inc.
4.750% due 05/19/15	225	235
Comcast Cable Communications Holdings, Inc.
8.375% due 03/15/13	75	83
Coventry Health Care, Inc.
5.450% due 06/15/21	195	210
Daimler Finance NA LLC
8.500% due 01/18/31	125	172
Digital Realty Trust, LP
4.500% due 07/15/15	175	181
DirectTV Holdings LLC/DirectTV Financing Co., Inc.
5.000% due 03/01/21	500	538
Discover Bank
Series BKNT
8.700% due 11/18/19	250	295
eBay, Inc.
0.875% due 10/15/13	165	166
Embarq Corp.
7.995% due 06/01/36	175	166
General Electric Co.
5.000% due 02/01/13	100	105
Goldman Sachs Group, Inc. (The)
5.750% due 10/01/16	100	109
5.250% due 07/27/21	250	254
HCA, Inc.
8.500% due 04/15/19	250	273
Hess Corp.
7.300% due 08/15/31	25	31
Hewlett-Packard Co.
1.250% due 09/13/13	25	25
1.550% due 05/30/14	25	25
4.300% due 06/01/21	250	260
HSBC Bank USA NA NY
Series BKNT
5.625% due 08/15/35	75	72
Huntington Ingalls Industries, Inc.
6.875% due 03/15/18 (λ)	250	235
JPMorgan Chase & Co.
5.600% due 07/15/41	175	180
Kraft Foods, Inc.
5.250% due 10/01/13	125	135
Lorillard Tobacco Co.
3.500% due 08/04/16	120	120
Lubrizol Corp.
6.500% due 10/01/34	25	31
Macy’s Retail Holdings, Inc.
5.900% due 12/01/16	250	276
Merrill Lynch & Co., Inc.
6.875% due 04/25/18	100	104
MetLife, Inc.
6.750% due 06/01/16	100	117
Morgan Stanley
3.800% due 04/29/16	250	246
NRG Energy, Inc.
7.875% due 05/15/21 (λ)	250	246
Philip Morris International, Inc.
4.875% due 05/16/13	125	133
Plum Creek Timberlands, LP
5.875% due 11/15/15	50	57
PPG Industries, Inc.
5.500% due 11/15/40	125	138
Procter & Gamble - Esop
Series A
9.360% due 01/01/21	20	26
ProLogis, LP
6.875% due 03/15/20	235	243

Bond Market Fund	9

SSgA
Bond Market Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$
Rowan Cos., Inc.
5.000% due 09/01/17	250	265
Spectra Energy Capital LLC
5.650% due 03/01/20	250	280
Stanley Black & Decker, Inc.
4.900% due 11/01/12	125	130
Thermo Fisher Scientific, Inc.
3.600% due 08/15/21	250	255
Valero Energy Corp.
6.625% due 06/15/37	250	269
Ventas Realty, LP / Ventas Capital Corp.
4.750% due 06/01/21	250	241
Virginia Electric and Power Co.
Series A
4.750% due 03/01/13	125	132
Wal-Mart Stores, Inc.
4.250% due 04/15/21	375	410
Xerox Corp.
4.500% due 05/15/21	185	191

		10,129

International Debt - 8.8%
Alberta Energy Co., Ltd.
7.375% due 11/01/31	40	48
America Movil SAB de CV
2.375% due 09/08/16	250	248
Anglo American Capital PLC
2.150% due 09/27/13 (λ)	250	253
BBVA US Senior SAU
3.250% due 05/16/14	250	244
BHP Billiton Finance USA, Ltd.
4.800% due 04/15/13	25	27
Brazilian Government International Bond
7.125% due 01/20/37	100	133
Series A
8.000% due 01/15/18	36	44
Canadian Pacific Railway Co.
9.450% due 08/01/21	40	58
CNOOC Finance 2011, Ltd.
5.750% due 01/26/41 (λ)	150	169
Corp. Nacional del Cobre de Chile
3.750% due 11/04/20 (λ)	250	252
Covidien International Finance SA
4.200% due 06/15/20	250	270
European Investment Bank
5.125% due 09/13/16	150	178
Mexico Government International Bond
6.375% due 01/16/13	25	27
6.625% due 03/03/15	100	115
Nexen, Inc.
6.400% due 05/15/37	125	129
Pernod-Ricard SA
5.750% due 04/07/21 (λ)	250	265
Precision Drilling Corp.
6.500% due 12/15/21 (λ)	190	190
QBE Capital Funding III, Ltd.
7.250% due 05/24/41 (λ)	250	244
Royal Bank of Scotland PLC (The)
3.250% due 01/11/14	125	124
Santander UK PLC
7.950% due 10/26/29	250	276
Santander US Debt SA Unipersonal
2.991% due 10/07/13 (λ)	100	97
Sappi Papier Holding GmbH
6.625% due 04/15/21 (λ)	250	223
Talisman Energy, Inc.
5.850% due 02/01/37	25	26
TransCanada PipeLines, Ltd.
4.000% due 06/15/13	125	132
Vale Overseas, Ltd.
6.250% due 01/23/17	50	57

		3,829

Mortgage-Backed Securities - 40.0%
Banc of America Merrill Lynch Commercial Mortgage, Inc.
Series 2003-2 Class A4
5.061% due 03/11/41	250	263
Citigroup Commercial Mortgage Trust
Series 2004-C2 Class A4
4.623% due 10/15/41	290	296
Credit Suisse Mortgage Capital Certificates
Series 2006-C3 Class AAB
6.011% due 06/15/38	228	241
Fannie Mae
6.000% due 2013	62	68
5.500% due 2014	2	2
6.500% due 2014	86	90
7.500% due 2015	11	12
6.500% due 2016	14	15
5.000% due 2018	281	305
5.500% due 2018	129	140
5.500% due 2019	58	63
4.500% due 2022	385	412
4.500% due 2023	5	6
8.000% due 2023	—	— ±
4.000% due 2025	496	528
9.000% due 2025	188	222
9.000% due 2026	1	2
7.500% due 2027	37	44
6.000% due 2028	7	8

10	Bond Market Fund

SSgA
Bond Market Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$
6.000% due 2029	2	3
7.000% due 2029	3	3
6.000% due 2030	3	3
7.500% due 2030	1	2
4.500% due 2033	451	480
6.000% due 2033	128	144
5.500% due 2034	539	594
2.353% due 2036 (Ê)	657	691
6.000% due 2038	857	950
4.500% due 2039	306	324
4.000% due 2040	1,100	1,142
4.500% due 2040	1,020	1,079
30 Year TBA(Ï)
4.500%	1,140	1,204
5.000%	375	404
Freddie Mac
6.000% due 2016	31	34
7.000% due 2016	52	56
4.500% due 2019	191	203
4.500% due 2023	67	72
8.500% due 2025	1	1
6.500% due 2029	70	81
7.000% due 2030	1	2
7.000% due 2031	85	98
6.500% due 2032	206	236
6.000% due 2033	56	63
6.500% due 2033	385	439
7.000% due 2033	123	142
5.000% due 2035	1,134	1,226
5.500% due 2038	1,173	1,291
4.500% due 2039	201	212
Ginnie Mae I
10.000% due 2013	1	1
7.500% due 2022	—	— ±
7.000% due 2023	46	54
7.500% due 2023	1	1
6.500% due 2024	1	2
7.500% due 2024	28	33
8.500% due 2025	5	6
7.500% due 2027	1	2
6.500% due 2028	8	9
7.000% due 2028	11	13
7.500% due 2028	13	15
8.500% due 2028	10	11
7.500% due 2029	1	1
8.000% due 2029	6	6
7.500% due 2030	12	15
8.000% due 2030	38	44
6.500% due 2032	63	73
7.000% due 2032	81	95
7.500% due 2032	7	8
5.000% due 2033	164	182
5.500% due 2038	197	220
6.000% due 2038	259	292
4.500% due 2039	599	651
4.000% due 2040	438	464
30 Year TBA(Ï)
4.500%	300	325
5.000%	375	413
Greenwich Capital Commercial Funding Corp.
Series 2007-GG9 Class A4
5.444% due 03/10/39	300	317
GS Mortgage Securities Corp. II
Series 2006-GG8 Class A4
5.560% due 11/10/39	200	213
Morgan Stanley Capital I
Series 2005-T19 Class AAB
4.852% due 06/12/47	154	159

		17,521

United States Government Agencies - 1.3%
Federal Home Loan Bank
Series 467
5.250% due 06/18/14	200	227
Federal Home Loan Bank Discount Notes
4.750% due 09/11/15	150	172
Freddie Mac
6.750% due 03/15/31	125	177

		576

United States Government Treasuries - 19.6%
United States Treasury Notes
0.500% due 11/30/12	250	251
2.625% due 12/31/14	250	268
1.500% due 07/31/16	2,926	3,007
2.125% due 08/15/21	2,870	2,846
5.250% due 11/15/28	715	923
4.375% due 05/15/40	47	54
4.250% due 11/15/40	907	1,017
4.375% due 05/15/41	176	202

		8,568

Total Long-Term Investments (cost $38,673)		40,728

Bond Market Fund	11

SSgA
Bond Market Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$

Short-Term Investments - 11.7%
General Electric Capital Corp.
2.200% due 06/08/12	225	229
Ginnie Mae I
8.000% due 03/15/12	2	2
SSgA Prime Money Market Fund	3,570,675	3,571
United States Treasury Bills (ÿ)
0.052% due 09/15/11 (§)	300	300
Zero coupon due 05/31/12	1,000	999

Total Short-Term Investments (cost $5,097)		5,101

Total Investments - 104.7% (identified cost $43,770)		45,829

Other Assets and Liabilities, Net - (4.7%)		(2,065)

Net Assets - 100.0%		43,764

Amounts in thousands (except contract amounts)
						Unrealized
						Appreciation
	Number of	Notional		Expiration		(Depreciation)
Futures Contracts	Contracts	Amount		Date		$

Long Positions
United States Treasury 2 Year Note Futures	26	USD	5,733	12	/11	— ±
United States Treasury 5 Year Note Futures	23	USD	2,818	12	/11	(1)

Short Positions
United States Treasury 10 Year Note Futures	35	USD	4,516	12	/11	(12)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts						(13)

See accompanying notes which are an integral part of the financial statements.

12	Bond Market Fund

SSgA
Bond Market Fund

Presentation of Portfolio Holdings — August 31, 2011

Amounts in thousands
					% of
	Market Value				Net
Categories	Level 1	Level 2	Level 3	Total	Assets
Asset-Backed Securities	$—	$105	$—	$105	0.2
Corporate Bonds and Notes	—	10,129	—	10,129	23.1
International Debt	—	3,829	—	3,829	8.8
Mortgage-Backed Securities	—	17,521	—	17,521	40.0
United States Government Agencies	—	576	—	576	1.3
United States Government Treasuries	—	8,568	—	8,568	19.6
Short-Term Investments	3,571	1,530	—	5,101	11.7

Total Investments	3,571	42,258	—	45,829	104.7

Other Assets and Liabilities, Net					(4.7)

					100.0

Other Financial Instruments
Futures Contracts	(13)	—	—	(13)	— *

Total Other Financial Instruments**	$(13)	$—	$—	$(13)

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation (depreciation) on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Bond Market Fund	13

This page has been intentionally left blank.

SSgA
Intermediate Fund

Portfolio Management Discussion and Analysis — August 31, 2011 (Unaudited)

Objective: The Fund seeks a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and ten years.

Invests in: Investment grade debt instruments including U.S. Government Treasuries and agencies, corporate bonds, asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities.

Strategy: Fund Managers seek to match or exceed the return of the Barclays Capital U.S. Intermediate Government/Credit Index. The Fund seeks to match the Index’s duration while adding value through issue and sector selections.

 Intermediate Fund

Period Ended	Total
08/31/11	Return

1 Year	4.15%
5 Years	2.59	%+
10 Years	3.25	%+

 Barclays Capital U.S. Intermediate Government/Credit Index#

Period Ended	Total
08/31/11	Return

1 Year	4.01%
5 Years	6.11	%+
10 Years	5.29	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the Intermediate Fund as stated in the Fees and Expenses table of the prospectus dated December 20, 2010 is 1.15%.

See related Notes on page 17.

Intermediate Fund	15

SSgA
Intermediate Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2011 (Unaudited)

The SSgA Intermediate Fund (the “Fund”) seeks a high level of current income while preserving principal by investing primarily in a diversified portfolio of debt securities with a dollar-weighted average maturity between three and 10 years. The Fund is benchmarked to the Barclays Capital U.S. Intermediate Government/Credit Bond Index (the “Index”). The Fund may employ futures for hedging purposes and to assist in attempting to replicate the duration of the Index.

How did the Fund’s performance for the 12-month period ended August 31, 2011 (the “Reporting Period”) compare to the performance of the Fund’s benchmark?

For the 12-month period ended August 31, 2011 (the “Reporting Period”), the total return for the Fund was 4.15%, and the total return for the Index was 4.01%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

How did market conditions impact the performance of the Fund during the Reporting Period?

Despite mixed economic news and market volatility, global markets ended the third quarter of 2010 with a positive tone. Of particular help was information from the Federal Reserve about its upcoming purchases of long-dated Treasuries. This resulted in a rally in the long end of the Treasury market. The yield spread between two-year and 10-year Treasuries declined by more than 30 basis points (0.30%). Although concerns about European government bonds flared in December, the extension of Bush-era tax cuts and enactment of a fiscal stimulus package spurred economic forecasters to revise upward their 2011 growth projections.

In 2010’s fourth quarter, concerns over U.S. housing dominated economic news. Housing market sentiment cooled in anticipation of stricter mortgage underwriting standards for even the most creditworthy borrowers. October also saw a significant shift in sentiment from concerns about deflation in the U.S. to concerns about a second “quantitative easing” program of bond buying by the Federal Reserve. In November, fears of euro-zone problems resurfaced and in the U.S., the Federal Open Market Committee approved the resumption of quantitative easing. In December, European fears reignited and investors sold off holdings in Portugal, Spain, and Italy.

During the first quarter of 2011, risky assets rewarded investors in January due largely to the relative strength of fourth-quarter corporate earnings. However, in late January, unrest in the Middle East confirmed that events can quickly change forecasts. As a result, investors showed caution in February. During March, the earthquake, tsunami, and nuclear accidents in Japan depressed global markets, aided by the drift downward of U.S. employment.

The second quarter of 2011 started in April with Congress barely averting a federal government shutdown. In May, investors’ risk appetite declined due to concerns about euro-zone bonds and weak U.S. economic data. These factors continued to weigh on interest rates and markets for much of June. This kept Treasury rates low and bond markets on edge until the last week of the month when the Greek government approved new fiscal austerity measures, eliminating the near-term possibility of a default.

The final two months of the Reporting Period began with July’s rally in Treasuries due to worries about the U.S. debt ceiling, weaker than expected economic data and the European crisis. European worries spread in July from Greece to Spain and Italy. In August, U.S. Treasuries rallied aggressively after the Fed announced it would maintain its ultra-low interest rate policy for at least the next two years. Europe remained a source of volatility for much of the month.

How did the investment strategies and techniques employed by the Adviser impact the performance of the Fund during the Reporting Period?

September 2010 was a strong month for economic news and stock market returns. Bond markets were relatively calm, with returns mostly tepidly positive. The Fund’s long duration positioning, meaning that it favored bonds with longer maturities, was a positive as rates rallied in September. However, as uncertainty reemerged, the Fund moved to a more neutral duration in November and held that positioning through the end of the year. During the quarter overall, the Fund’s riskier sectors contributed to performance relative to the benchmark, but this was offset by the movement in Treasury rates.

As the first quarter of 2011 began, riskier bonds continued to contribute to relative performance. The Fund increased its exposure to credit in early January, benefiting from continued shrinking of the yield differences between these

16	Intermediate Fund

SSgA
Intermediate Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2011 (Unaudited)

bonds and Treasuries. This was the primary contributor to performance for February. Toward the end of February, as the issues in the Middle East escalated, the Fund began reducing its exposure to these bonds, ending the month less overweight. The Fund also shortened the average duration of its holdings relative to the Index. This detracted from performance of the fund as rates shifted lower. For March, contributors to performance included a short-maturity position and a position in Treasury Inflation-Protected Securities, which increased in value as a rise in commodity prices shifted inflation expectations higher. These positives were offset by some weakness in investment grade and high yield bonds.

For the month of April, contributors to performance included a continued overweight to corporate bonds relative to Treasuries. The Fund held an overweight to corporate bonds for most of May, although it reduced this position as weak economic data continued. Given the Fund’s shorter-than-Index average maturity, its performance relative to the Index suffered as rates fell during May. Underperformance for June was largely driven by the Fund’s overweight to corporate bonds. Spreads in investment grade bonds widened most of the month and high yield bond prices moved lower. On the plus side, a long inflation protection position benefited from rising inflation expectations.

In July, yield spreads tightened for industrial bonds, especially high quality bonds. These gains offset the negative impact of wider spreads on bonds in the financials sector, which widened on weak U.S. economic data and issues overseas. The Fund continued to reduce its overall exposure to bonds other than Treasuries, while moving into higher quality bonds. It continued to favor shorter maturity bonds, but this had little impact on July performance. Yield differences between non-Treasuries and Treasuries in the Barclays Capital U.S. Aggregate Bond Index widened considerably in August. Corporate bonds underperformed comparable Treasuries by 3.33% for the month.

The views expressed above reflect those of the Fund’s portfolio team only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

*	Assumes initial investment on September 1, 2001.

#	The Barclays Capital U.S. Intermediate Government/Credit Index is the non-securitized component of the U.S. Aggregate Index and was the first macro index launched by Barclays Capital. The U.S. Government/Credit Index includes Treasuries, government-related issues and corporates.

+	Annualized.

Bond funds contain interest rate risk (as interest rates rise bond prices fall); the risk of issues default; and inflation risk. Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

Intermediate Fund	17

SSgA
Intermediate Fund

Shareholder Expense Example — August 31, 2011 (Unaudited)
Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2011 to August 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Hypothetical
		Performance
	Actual	(5% return
	Performance	before expenses)

Beginning Account Value March 1, 2011	$1,000.00	$1,000.00
Ending Account Value August 31, 2011	$1,034.90	$1,022.18
Expenses Paid During Period*	$3.08	$3.06

*	Expenses are equal to the Fund’s annualized expense ratio of 0.60% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

18	Intermediate Fund

SSgA
Intermediate Fund

Schedule of Investments — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$

Long-Term Investments - 89.9%

Corporate Bonds and Notes - 27.5%
Altria Group, Inc.
9.250% due 08/06/19	250	330
Amgen, Inc.
4.100% due 06/15/21	250	263
Anadarko Petroleum Corp.
6.375% due 09/15/17	250	289
Anheuser-Busch InBev Worldwide, Inc.
5.000% due 04/15/20	375	430
AT&T, Inc.
3.875% due 08/15/21	80	82
Bank of America Corp.
6.500% due 08/01/16	175	188
Series 1
3.750% due 07/12/16	350	345
Baxter International, Inc.
1.800% due 03/15/13	125	127
Broadcom Corp.
1.500% due 11/01/13 (λ)	250	251
Burlington Northern Santa Fe LLC
5.650% due 05/01/17	50	58
3.450% due 09/15/21	250	250
CenturyLink, Inc.
6.450% due 06/15/21	250	244
Cisco Systems, Inc.
5.500% due 02/22/16	100	116
Citigroup, Inc.
4.750% due 05/19/15	250	261
Comcast Corp.
6.500% due 01/15/15	50	58
4.950% due 06/15/16	25	28
ConocoPhillips
4.750% due 10/15/12	50	52
Cooper US, Inc.
2.375% due 01/15/16	125	128
Coventry Health Care, Inc.
5.450% due 06/15/21	195	210
Digital Realty Trust, LP
4.500% due 07/15/15	175	181
DirectTV Holdings LLC/DirectTV Financing Co., Inc.
5.000% due 03/01/21	500	538
Discover Bank
Series BKNT
8.700% due 11/18/19	250	295
Dover Corp.
4.875% due 10/15/15	25	28
eBay, Inc.
0.875% due 10/15/13	165	166
Genentech, Inc.
4.750% due 07/15/15	50	56
Genworth Financial, Inc.
4.950% due 10/01/15	50	48
Goldman Sachs Group, Inc. (The)
5.750% due 10/01/16	75	82
5.625% due 01/15/17	50	52
5.250% due 07/27/21	250	253
Hershey Co. (The)
4.850% due 08/15/15	50	57
Hewlett-Packard Co.
1.250% due 09/13/13	125	124
1.550% due 05/30/14	25	25
4.300% due 06/01/21	250	260
HSBC Finance Corp.
6.676% due 01/15/21 (λ)	111	107
Huntington Ingalls Industries, Inc.
6.875% due 03/15/18 (λ)	185	174
JPMorgan Chase & Co.
3.150% due 07/05/16	250	255
Kraft Foods, Inc.
5.250% due 10/01/13	125	135
Lorillard Tobacco Co.
3.500% due 08/04/16	120	121
Macy’s Retail Holdings, Inc.
5.900% due 12/01/16	250	276
MetLife, Inc.
6.750% due 06/01/16	100	117
Midamerican Energy Holdings Co.
5.750% due 04/01/18	125	146
Morgan Stanley
4.000% due 07/24/15	175	174
3.800% due 04/29/16	175	172
National Fuel Gas Co.
5.250% due 03/01/13	20	21
NRG Energy, Inc.
7.875% due 05/15/21 (λ)	250	246
Philip Morris International, Inc.
4.875% due 05/16/13	125	133
Plains All American Pipeline, LP / PAA Finance Corp.
3.950% due 09/15/15	125	133
ProLogis, LP
6.875% due 03/15/20	225	233
PSEG Power LLC
5.500% due 12/01/15	50	56
Public Service Electric & Gas Co.
5.000% due 08/15/14	50	55
Rowan Cos., Inc.
5.000% due 09/01/17	250	265

Intermediate Fund	19

SSgA
Intermediate Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$
Southern Copper Corp.
5.375% due 04/16/20	180	193
Stanley Black & Decker, Inc.
4.900% due 11/01/12	125	130
Thermo Fisher Scientific, Inc.
3.600% due 08/15/21	200	204
Valero Energy Corp.
6.125% due 06/15/17	250	283
Ventas Realty, LP / Ventas Capital Corp.
4.750% due 06/01/21	250	241
Virginia Electric and Power Co.
Series A
4.750% due 03/01/13	175	185
Wal-Mart Stores, Inc.
4.250% due 04/15/21	325	355
Wells Fargo & Co.
4.375% due 01/31/13	125	131
Xerox Corp.
4.500% due 05/15/21	185	191

		10,607

International Debt - 9.5%
America Movil SAB de CV
2.375% due 09/08/16	200	199
Anglo American Capital PLC
2.150% due 09/27/13 (λ)	250	253
BBVA US Senior SAU
3.250% due 05/16/14	250	244
BHP Billiton Finance USA, Ltd.
8.500% due 12/01/12	26	28
Brazilian Government International Bond
Series A
8.000% due 01/15/18	72	88
Corp. Nacional del Cobre de Chile
3.750% due 11/04/20 (λ)	250	252
Covidien International Finance SA
4.200% due 06/15/20	125	135
Deutsche Telekom International Finance BV
5.250% due 07/22/13	75	80
European Investment Bank
4.250% due 07/15/13	225	241
HSBC Holdings PLC
5.250% due 12/12/12	125	128
Hydro Quebec
Series IF
8.000% due 02/01/13	85	94
Landesbank Baden-Wuerttemberg NY
5.050% due 12/30/15	200	224
Mexico Government International Bond
Series MTNA
5.875% due 01/15/14	100	110
Pernod-Ricard SA
5.750% due 04/07/21 (λ)	250	265
Petrobras International Finance Co.-Pifco
6.125% due 10/06/16	25	28
Precision Drilling Corp.
6.500% due 12/15/21 (λ)	190	190
QBE Capital Funding III, Ltd.
7.250% due 05/24/41 (λ)	250	244
Republic of Italy
5.250% due 09/20/16	125	129
Royal Bank of Scotland PLC (The)
3.250% due 01/11/14	125	124
Santander US Debt SA Unipersonal
2.991% due 10/07/13 (λ)	100	97
Sappi Papier Holding GmbH
6.625% due 04/15/21 (λ)	250	222
Telefonica Emisiones SAU
6.421% due 06/20/16	65	68
TransCanada PipeLines, Ltd.
4.000% due 06/15/13	125	132
Tyco International Finance SA
6.000% due 11/15/13	25	28
Vale Overseas, Ltd.
6.250% due 01/23/17	75	85

		3,688

Mortgage-Backed Securities - 2.5%
Fannie Mae
30 Year TBA (Ï)
4.500%	900	951

United States Government Treasuries - 50.4%
United States Treasury Notes
0.625% due 02/28/13	575	579
0.750% due 03/31/13	1,185	1,196
1.750% due 04/15/13	1,875	1,922
0.375% due 06/30/13	175	176
3.375% due 07/31/13	1,250	1,326
1.750% due 01/31/14	800	829
1.875% due 02/28/14	1,575	1,639
2.625% due 12/31/14	250	268
2.000% due 01/31/16	3,000	3,162
1.500% due 07/31/16	4,994	5,133
3.000% due 08/31/16	405	445
2.125% due 08/15/21	2,785	2,761

		19,436

Total Long-Term Investments (cost $33,728)		34,682

20	Intermediate Fund

SSgA
Intermediate Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$

Short-Term Investments - 11.9%
Bank of America Corp.
2.100% due 04/30/12	175	177
Credit Suisse
3.450% due 07/02/12	125	128
General Electric Capital Corp.
2.200% due 06/08/12	175	178
Korea Land & Housing Corp.
0.548% due 11/22/11 (Ê)(λ)	90	90
SSgA Prime Money Market Fund	2,250,237	2,250
United States Treasury Bills (ÿ)
0.052% due 09/15/11 (§)	225	225
Zero coupon due 05/31/12	1,000	999
United States Treasury Notes
0.625% due 07/31/12	200	201
Wells Fargo & Co.
3.000% due 12/09/11	350	353

Total Short-Term Investments (cost $4,592)		4,601

Total Investments - 101.8% (identified cost $38,320)		39,283

Other Assets and Liabilities, Net - (1.8%)		(687)

Net Assets - 100.0%		38,596

Amounts in thousands (except contract amounts)
						Unrealized
						Appreciation
	Number of	Notional		Expiration		(Depreciation)
Futures Contracts	Contracts	Amount		Date		$

Long Positions
United States Treasury 2 Year Note Futures	21	USD	4,631	12	/11	— ±
United States Treasury 5 Year Note Futures	18	USD	2,206	12	/11	(2)

Short Positions
United States Treasury 10 Year Note Futures	22	USD	2,839	12	/11	(7)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts						(9)

See accompanying notes which are an integral part of the financial statements.

Intermediate Fund	21

SSgA
Intermediate Fund

Presentation of Portfolio Holdings — August 31, 2011

Amounts in thousands
					% of
	Market Value				Net
Categories	Level 1	Level 2	Level 3	Total	Assets
Corporate Bonds and Notes	$—	$10,607	$—	$10,607	27.5
International Debt	—	3,688	—	3,688	9.5
Mortgage-Backed Securities	—	951	—	951	2.5
United States Government Treasuries	—	19,436	—	19,436	50.4
Short-Term Investments	2,250	2,351	—	4,601	11.9

Total Investments	2,250	37,033	—	39,283	101.8

Other Assets and Liabilities, Net					(1.8)

					100.0

Other Financial Instruments
Futures Contracts	(9)	—	—	(9)	— *

Total Other Financial Instruments**	$(9)	$—	$—	$(9)

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation (depreciation) on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

22	Intermediate Fund

SSgA
High Yield Bond Fund

Portfolio Management Discussion and Analysis — August 31, 2011 (Unaudited)

Objective: The Fund seeks to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Barclays Capital U.S. Corporate High Yield Index.

Invests in: Primarily domestic, non-investment grade debt securities.

Strategy: Fund Managers make investment decisions that enable the Fund’s performance to seek excess returns over Barclays Capital U.S. High-Yield 2% Issuer Capped Index.

 High Yield Bond Fund

Period Ended	Total
08/31/11	Return

1 Year	8.16%
5 Years	7.60	%+
10 Years	7.17	%+

 Barclays Capital U.S. Corporate High-Yield 2% Issuer Capped Index#

Period Ended	Total
08/31/11	Return

1 Year	8.32%
5 Years	8.27	%+
10 Years	8.50	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund share. The gross expense ratio for the High Yield Bond Fund as stated in the Fees and Expenses table of the prospectus dated December 20, 2010 is 1.01%.

See related Notes on page 25.

High Yield Bond Fund	23

SSgA
High Yield Bond Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2011 (Unaudited)

The SSgA High Yield Bond Fund (the “Fund”) seeks to maximize total return by investing primarily in fixed-income securities, including but not limited to those represented by the Barclays Capital U.S. Corporate High-Yield Bond Index. The Fund is benchmarked to the Barclays Capital U.S. High-Yield 2% Issuer Capped Bond Index (the “Index”). The Fund may employ credit default swaps for hedging purposes or to maintain market exposure.

How did the Fund’s performance for the 12-month period ended August 31, 2011 (the “Reporting Period”) compare to the performance of the Fund’s benchmark?

For the 12-month period ended August 31, 2011 (the “Reporting Period”), the total return for the Fund was 8.16%, and the total return for the Index was 8.32%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

How did market conditions impact the performance of the Fund during the Reporting Period?

Despite mixed economic news and market volatility, global markets ended the third quarter of 2010 with a positive tone. The high yield market enjoyed strong performance during September, while coupon return compensated for price declines in August. Inflows into the sector were positive during most of the quarter because investors had few alternatives that could compete in yield.

In 2010’s fourth quarter, concerns over U.S. housing dominated economic news. Housing market sentiment cooled in anticipation of stricter mortgage underwriting standards for even the most creditworthy borrowers. October also saw a significant shift in sentiment from concerns about deflation in the U.S. to concerns about a second “quantitative easing” program of bond buying by the Federal Reserve. In November, fears of euro-zone problems resurfaced and in the U.S., the Federal Open Market Committee approved the resumption of quantitative easing. In December, European fears reignited and investors sold off holdings in Portugal, Spain, and Italy.

During the first quarter of 2011, risky assets rewarded investors in January due largely to the relative strength of fourth-quarter corporate earnings. However, in late January, unrest in the Middle East confirmed that events can quickly change forecasts. As a result, investors showed caution in February. During March, the earthquake, tsunami, and nuclear accidents in Japan depressed global markets, aided by the drift downward of U.S. employment.

The second quarter of 2011 started in April with Congress barely averting a federal government shutdown. In May, investors’ risk appetite declined due to concerns about euro-zone bonds and weak U.S. economic data. These factors continued to weigh on interest rates and markets for much of June. This kept Treasury rates low and bond markets on edge until the last week of the month when the Greek government approved new fiscal austerity measures, eliminating the near-term possibility of a default.

The final two months of the Reporting Period began with July’s rally in Treasuries due to worries about the U.S. debt ceiling, weaker than expected economic data, and the European crisis. European worries spread in July from Greece to Spain and Italy. In August, Treasuries rallied aggressively after the Fed announced it would maintain its ultra-low interest rate policy for at least the next two years. Europe remained a source of volatility for much of the month.

How did the investment strategies and techniques employed by the Adviser impact the performance of the Fund during the Reporting Period?

During the third quarter of 2010, the disparity in yields between the high yield market and Treasuries was moderately volatile with a tightening trend. The Index began the quarter with a positive average spread and ended at a slightly narrower average spread over Treasuries of similar maturities. The broad Barclays Capital U.S. Corporate High Yield Index returned 6.71% for the quarter. Performance was fairly consistent across ratings classes. Ca to D-rated sector was the best performer with the highest positive returns. The Caa-rated, Ba-rated, and single B sectors all enjoyed positive returns.

For the fourth quarter of 2010, Ba issuers delivered a slight positive return but underperformed other quality sectors. Higher-rated issuers exhibited more interest rate sensitivity than their lower rated counterparts, so some investment grade buyers began selling their Ba-rated positions as interest rates rose. Caa-rated issuers had higher returns than single B issuers. Technology and insurance led the gaining sectors. Supermarkets and tobacco fared the worst, delivering negative returns.

24	High Yield Bond Fund

SSgA
High Yield Bond Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2011 (Unaudited)

For the first quarter of 2011, the Index finished in positive territory. The banking, supermarkets, and pipelines sectors were the top performers. Lower-yielding bonds performed best. Within the Index, the Caa-rated sector had higher returns than the B-rated sector, and the B-rated sector outperformed the Ba-rated sector.

The total return and excess return for the Index for the second quarter of 2011 were 1.05% and -1.11% respectively. The supermarkets, electric, and property and casualty insurance sectors were the top absolute performers while industrial-other, transportation services, and building materials were laggards.

Higher quality bonds led performance during July and Independent Energy, Construction Machinery and Chemicals were the leading sectors. Ba, B and Caa issuers all had positive returns as well.

August was clearly a de-risking month in the markets. All sectors in the Barclay’s High Yield Index posted negative returns with Transportation Services, Banking and P&C Insurance being the worst performers. Driven by the U.S. long term debt downgrade, European sovereign issues and domestic economic concerns spreads widened out by 168bps. Reduced liquidity to riskier assets made it challenging to reduce risk in the portfolio during the early part of August. Midway through the month we were able to neutralize the portfolio relative to the benchmark and we enter September the same way.

The views expressed above reflect those of the Fund’s portfolio team only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

Notes: The following notes relate to the Growth of $10,000 graph and tables on the preceding page.

*	Assumes initial investment on September 1, 2001.

#	The Barclays Capital U.S. Corporate High-Yield 2% Issuer Capped Index is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the USD-denominated non-investment grade, fixed-rate, taxable corporate bonds. The U.S. High-Yield 2% Issuer Capped Index follows the same index construction rules as the uncapped index but limits issuer the exposure of each issuer 2% of the total market value and redistributes the excess market value index-wide on a pro-rata basis.

+	Annualized.

Bond funds contain interest rate risk (as interest rates rise bond prices fall); the risk of issues default; and inflation risk.

High Yield Bond Fund	25

SSgA
High Yield Bond Fund

Shareholder Expense Example — August 31, 2011 (Unaudited)
Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2011 to August 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Hypothetical
		Performance
	Actual	(5% return
	Performance	before expenses)

Beginning Account Value March 1, 2011	$1,000.00	$1,000.00
Ending Account Value August 31, 2011	$968.30	$1,021.42
Expenses Paid During Period*	$3.72	$3.82

*	Expenses are equal to the Fund’s annualized expense ratio of 0.75% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

26	High Yield Bond Fund

SSgA
High Yield Bond Fund

Schedule of Investments — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$

Long-Term Investments - 84.4%

Corporate Bonds and Notes - 69.0%
AbitibiBowater, Inc.
10.250% due 10/15/18 (λ)	414	435
ACE Cash Express, Inc.
11.000% due 02/01/19 (λ)	300	283
Advanced Micro Devices, Inc.
7.750% due 08/01/20	375	381
AES Corp. (The)
9.750% due 04/15/16	175	193
Allison Transmission, Inc.
7.125% due 05/15/19 (λ)	350	325
Ally Financial, Inc.
Series *
8.000% due 11/01/31	50	49
Series 8
6.750% due 12/01/14	525	526
Altra Holdings, Inc.
8.125% due 12/01/16	200	207
American Casino & Entertainment Properties LLC
11.000% due 06/15/14	380	380
ARAMARK Holdings Corp.
8.625% due 05/01/16 (λ)	525	526
Arch Coal, Inc.
7.000% due 06/15/19 (λ)	760	749
Avaya, Inc.
7.000% due 04/01/19 (λ)	215	194
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
9.625% due 03/15/18	388	397
BE Aerospace, Inc.
6.875% due 10/01/20	240	246
Beazer Homes USA, Inc.
8.125% due 06/15/16	200	141
Biomet, Inc.
11.625% due 10/15/17	225	241
Bon-Ton Department Stores, Inc. (The)
10.250% due 03/15/14	200	181
Building Materials Corp. of America
6.750% due 05/01/21 (λ)	250	239
Caesars Entertainment Operating Co., Inc.
11.250% due 06/01/17	250	269
10.000% due 12/15/18	225	177
Calpine Corp.
7.500% due 02/15/21 (λ)	450	455
Capella Healthcare, Inc.
9.250% due 07/01/17 (λ)	200	195
Case New Holland, Inc.
7.875% due 12/01/17	200	216
CDW LLC / CDW Finance Corp.
8.000% due 12/15/18 (λ)	500	495
Celanese US Holdings LLC
5.875% due 06/15/21	600	601
Cenveo Corp.
7.875% due 12/01/13	200	158
Chaparral Energy, Inc.
9.875% due 10/01/20	250	254
8.250% due 09/01/21	125	120
Chesapeake Energy Corp.
6.500% due 08/15/17	350	365
6.125% due 02/15/21	250	254
Chesapeake Midstream Partners, LP / CHKM Finance Corp.
5.875% due 04/15/21 (λ)	750	720
Chrysler Group LLC/CG Co.-Issuer, Inc.
8.250% due 06/15/21 (λ)	275	238
Cincinnati Bell, Inc.
8.750% due 03/15/18	200	187
CIT Group, Inc.
7.000% due 05/01/17	1,400	1,383
7.000% due 05/02/17 (λ)	375	370
Cleaver-Brooks, Inc.
12.250% due 05/01/16 (λ)	200	199
CommScope, Inc.
8.250% due 01/15/19 (λ)	265	262
Concho Resources, Inc.
7.000% due 01/15/21	100	103
Consol Energy, Inc.
6.375% due 03/01/21 (λ)	825	819
Cricket Communications, Inc.
7.750% due 10/15/20	50	44
DAE Aviation Holdings, Inc.
11.250% due 08/01/15 (λ)	200	204
Del Monte Foods Co.
7.625% due 02/15/19 (λ)	360	357
Delphi Corp.
6.125% due 05/15/21 (λ)	850	820
Delta Air Lines 2007-1 Class C Pass Through Trust
Series 071C
8.954% due 08/10/14	246	248
Delta Air Lines, Inc.
12.250% due 03/15/15 (λ)	125	132
Deluxe Corp.
7.000% due 03/15/19 (λ)	300	296
DineEquity, Inc.
9.500% due 10/30/18	450	467
DISH DBS Corp.
6.750% due 06/01/21 (λ)	1,050	1,058

High Yield Bond Fund	27

SSgA
High Yield Bond Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$
DJO Finance LLC / DJO Finance Corp.
9.750% due 10/15/17 (λ)	175	161
Dynacast International LLC / Dynacast Finance, Inc.
9.250% due 07/15/19 (λ)	375	357
Dynegy Holdings, Inc.
7.500% due 06/01/15	300	201
Edison Mission Energy
7.000% due 05/15/17	350	245
EH Holding Corp.
7.625% due 06/15/21 (λ)	525	522
El Paso Corp.
7.250% due 06/01/18	650	720
Elizabeth Arden, Inc.
7.375% due 03/15/21	350	347
Endo Pharmaceuticals Holdings, Inc.
7.000% due 07/15/19 (λ)	250	253
Energy Future Holdings Corp.
10.000% due 01/15/20	440	442
Energy XXI Gulf Coast, Inc.
9.250% due 12/15/17	300	307
EnergySolutions, Inc. / EnergySolutions LLC
10.750% due 08/15/18	375	379
Equinix, Inc.
7.000% due 07/15/21	725	736
Fidelity National Information Services, Inc.
7.875% due 07/15/20	300	312
FireKeepers Development Authority
13.875% due 05/01/15 (λ)	425	484
First Data Corp.
9.875% due 09/24/15	92	84
7.375% due 06/15/19 (λ)	375	353
12.625% due 01/15/21 (λ)	363	343
Ford Motor Credit Co. LLC
6.625% due 08/15/17	400	419
5.750% due 02/01/21	525	524
5.875% due 08/02/21	400	401
Freescale Semiconductor, Inc.
9.250% due 04/15/18 (λ)	350	368
Frontier Communications Corp.
8.750% due 04/15/22	800	820
General Motors Financial Co., Inc.
6.750% due 06/01/18 (λ)	275	274
GenOn Americas Generation LLC
8.500% due 10/01/21	200	190
Genworth Financial, Inc.
6.150% due 11/15/66	800	480
Georgia Gulf Corp.
9.000% due 01/15/17 (λ)	325	331
Giant Funding Corp.
8.250% due 02/01/18 (λ)	220	220
Goodyear Tire & Rubber Co. (The)
10.500% due 05/15/16	153	167
GXS Worldwide, Inc.
9.750% due 06/15/15	275	269
HCA, Inc.
8.500% due 04/15/19	750	817
7.500% due 02/15/22	625	619
Healthsouth Corp.
7.250% due 10/01/18	200	200
Hertz Corp. (The)
6.750% due 04/15/19 (λ)	225	210
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC
8.875% due 02/01/18	350	327
Huntington Ingalls Industries, Inc.
6.875% due 03/15/18 (λ)	400	376
Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
8.000% due 01/15/18	300	303
ILFC E-Capital Trust II
6.250% due 12/21/65 (λ)	350	273
International Lease Finance Corp.
6.250% due 05/15/19	275	249
8.250% due 12/15/20	400	407
iPayment, Inc.
10.250% due 05/15/18 (λ)	325	306
James River Escrow, Inc.
7.875% due 04/01/19 (λ)	35	32
Kennedy-Wilson, Inc.
8.750% due 04/01/19 (λ)	325	311
Landry’s Restaurants, Inc.
11.625% due 12/01/15	250	263
Level 3 Communications, Inc.
11.875% due 02/01/19 (λ)	200	208
Libbey Glass, Inc.
10.000% due 02/15/15	270	289
Liberty Mutual Group, Inc.
10.750% due 06/15/58 (λ)	425	523
Limited Brands, Inc.
6.625% due 04/01/21	325	329
LIN Television Corp.
8.375% due 04/15/18	200	207
Linn Energy LLC/Linn Energy Finance Corp.
6.500% due 05/15/19 (λ)	760	726
Lyondell Chemical Co.
8.000% due 11/01/17 (λ)	286	317
11.000% due 05/01/18	300	335

28	High Yield Bond Fund

SSgA
High Yield Bond Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$
MacDermid, Inc.
9.500% due 04/15/17 (λ)	650	644
Manitowoc Co., Inc. (The)
8.500% due 11/01/20	270	269
MBIA Insurance Corp.
14.000% due 01/15/33 (λ)	125	63
McClatchy Co. (The)
11.500% due 02/15/17	350	338
MedImpact Holdings, Inc.
10.500% due 02/01/18 (λ)	350	349
MEMC Electronic Materials, Inc.
7.750% due 04/01/19 (λ)	375	329
MetroPCS Wireless, Inc.
6.625% due 11/15/20	550	514
MGM Resorts International
6.750% due 04/01/13	150	149
6.875% due 04/01/16	500	425
9.000% due 03/15/20	200	213
Michael Foods, Inc.
9.750% due 07/15/18	500	525
Michaels Stores, Inc.
11.375% due 11/01/16	125	130
7.750% due 11/01/18	175	165
Mirant Americas Generation, LLC
10.875% due 04/01/17	200	208
Momentive Performance Materials, Inc.
11.500% due 12/01/16	275	272
Multiplan, Inc.
9.875% due 09/01/18 (λ)	200	203
Navistar International Corp.
8.250% due 11/01/21	280	290
Neiman Marcus Group, Inc. (The)
10.375% due 10/15/15	250	255
NRG Energy, Inc.
7.875% due 05/15/21 (λ)	850	837
Nuveen Investments, Inc.
5.500% due 09/15/15	375	311
Petco Animal Supplies, Inc.
9.250% due 12/01/18 (λ)	300	311
Petrohawk Energy Corp.
6.250% due 06/01/19 (λ)	425	494
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp.
10.625% due 04/01/17	150	155
Pittsburgh Glass Works LLC
8.500% due 04/15/16 (λ)	375	359
Plains Exploration & Production Co.
6.625% due 05/01/21	505	507
Provident Funding Associates, LP / PFG Finance Corp.
10.250% due 04/15/17 (λ)	200	201
Regal Entertainment Group
9.125% due 08/15/18	375	379
Regions Bank
6.450% due 06/26/37	200	171
Revlon Consumer Products Corp.
9.750% due 11/15/15	200	213
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
7.875% due 08/15/19 (λ)	400	396
9.875% due 08/15/19 (λ)	350	329
6.875% due 02/15/21 (λ)	340	316
Rite Aid Corp.
9.500% due 06/15/17	300	263
RR Donnelley & Sons Co.
7.250% due 05/15/18	50	46
RSC Equipment Rental, Inc./RSC Holdings III LLC
10.000% due 07/15/17 (λ)	250	269
Salem Communications Corp.
9.625% due 12/15/16	180	183
ServiceMaster Co. (The)
10.750% due 07/15/15 (λ)	600	618
SM Energy Co.
6.625% due 02/15/19 (λ)	50	50
Solutia, Inc.
8.750% due 11/01/17	350	372
Springleaf Finance Corp.
6.900% due 12/15/17	275	232
Sprint Nextel Corp.
8.375% due 08/15/17	525	550
Standard Pacific Corp.
8.375% due 05/15/18	150	132
Sugarhouse HSP Gaming Prop Mezz, LP/Sugarhouse HSP Gaming Finance Corp.
8.625% due 04/15/16 (λ)	425	423
SunCoke Energy, Inc.
7.625% due 08/01/19 (λ)	100	98
SUPERVALU, Inc.
8.000% due 05/01/16	525	514
Surgical Care Affiliates, Inc.
10.000% due 07/15/17 (λ)	275	273
Telcordia Technologies, Inc.
11.000% due 05/01/18 (λ)	350	430
Teleflex, Inc.
6.875% due 06/01/19	175	174
Tenet Healthcare Corp.
10.000% due 05/01/18	200	220
Tenneco, Inc.
7.750% due 08/15/18	200	209

High Yield Bond Fund	29

SSgA
High Yield Bond Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$
Tesoro Corp.
9.750% due 06/01/19	200	218
Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc.
11.500% due 10/01/20 (λ)	125	105
Series A
10.250% due 11/01/15	425	164
Textron Financial Corp.
6.000% due 02/15/67 (λ)	350	273
UCI International, Inc.
8.625% due 02/15/19	550	533
United Air Lines, Inc.
9.875% due 08/01/13 (λ)	160	165
United Rentals NA, Inc.
8.375% due 09/15/20	340	310
United Surgical Partners International, Inc.
9.250% due 05/01/17	300	309
Valeant Pharmaceuticals International
6.750% due 08/15/21 (λ)	225	198
Weyerhaeuser Co.
7.375% due 10/01/19	375	425
Windstream Corp.
7.500% due 04/01/23	500	484
Wyle Services Corp.
10.500% due 04/01/18 (λ)	200	198

		54,253

International Debt - 15.4%
Aguila 3 SA
7.875% due 01/31/18 (λ)	240	226
ARD Finance SA
11.125% due 06/01/18 (λ)	775	667
Ardagh Packaging Finance PLC
9.125% due 10/15/20 (λ)	100	97
Connacher Oil and Gas, Ltd.
8.500% due 08/01/19 (λ)	200	162
Consolidated Minerals, Ltd.
8.875% due 05/01/16 (λ)	750	660
Dematic SA
8.750% due 05/01/16 (λ)	660	630
FMG Resources Pty, Ltd.
7.000% due 11/01/15 (λ)	340	339
6.375% due 02/01/16 (λ)	500	486
Global Crossing, Ltd.
12.000% due 09/15/15	425	486
Harvest Operations Corp.
6.875% due 10/01/17 (λ)	600	606
ING Groep NV
5.775% due 12/29/49 (ƒ)	550	462
Intelsat Jackson Holdings SA
11.250% due 06/15/16	300	313
Intelsat Luxembourg SA
11.500% due 02/04/17	263	256
International Automotive Components Group SL
9.125% due 06/01/18 (λ)	275	270
Kabel BW Erste Beteiligungs GmbH / Kabel Baden-Wurttemberg GmbH & Co. KG
7.500% due 03/15/19 (λ)	550	542
Mirabela Nickel, Ltd.
8.750% due 04/15/18 (λ)	750	697
Novelis, Inc.
8.375% due 12/15/17	250	258
Offshore Group Investments, Ltd.
11.500% due 08/01/15	600	639
11.500% due 08/01/15 (λ)	100	106
Quadra FNX Mining, Ltd.
7.750% due 06/15/19 (λ)	625	612
Royal Bank of Scotland Group PLC
7.648% due 08/29/49 (ƒ)	325	244
Sappi Papier Holding GmbH
6.625% due 04/15/21 (λ)	700	623
Seagate HDD Cayman
7.000% due 11/01/21 (λ)	620	586
Seven Seas Cruises S de RL LLC
9.125% due 05/15/19 (λ)	625	619
Trinidad Drilling, Ltd.
7.875% due 01/15/19 (λ)	500	510
UPC Holding BV
9.875% due 04/15/18 (λ)	350	366
Vedanta Resources PLC
8.250% due 06/07/21 (λ)	325	310
XL Group PLC
Series E
6.500% due 03/29/49 (ƒ)	400	353

		12,125

Total Long-Term Investments (cost $67,240)		66,378

Preferred Stocks - 0.4%

Consumer Discretionary - 0.4%
GMAC Capital Trust I	15,000	318

Total Preferred Stocks (cost $375)		318

30	High Yield Bond Fund

SSgA
High Yield Bond Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$

Short-Term Investments - 6.6%
Springleaf Finance Corp.
Series MTN
4.875% due 07/15/12	200	196
SSgA Prime Money Market Fund	4,990,417	4,990

Total Short-Term Investments (cost $5,183)		5,186

Total Investments - 91.4% (identified cost $72,798)		71,882

Other Assets and Liabilities, Net - 8.6%		6,744

Net Assets - 100.0%		78,626

Presentation of Portfolio Holdings — August 31, 2011

Amounts in thousands
					% of
	Market Value				Net
Categories	Level 1	Level 2	Level 3	Total	Assets
Corporate Bonds and Notes	$—	$54,253	$—	$54,253	69.0
International Debt	—	12,125	—	12,125	15.4
Preferred Stocks	318	—	—	318	0.4
Short-Term Investments	4,990	196	—	5,186	6.6

Total Investments	$5,308	$66,574	$—	$71,882	91.4

Other Assets and Liabilities, Net					8.6

					100.0

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

High Yield Bond Fund	31

This page has been intentionally left blank.

SSgA
Fixed Income Funds

Notes to Schedules of Investments — August 31, 2011

Footnotes

(Ê)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(Ï)	Forward commitment.
(ÿ)	Rate noted is yield-to-maturity from date of acquisition.
(ƒ)	Perpetual floating rate security.
(§)	All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold) by the Fund.
(λ)	Restricted security (144A) or 4 (2) commercial paper. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
±	Less than $500.

Abbreviations
ADR - American Depositary Receipt
ADS - American Depositary Share
CDO - Collateralized Debt Obligation
CMO - Collateralized Mortgage Obligation
CVO - Contingent Value Obligation
FDIC - Federal Deposit Insurance Company
GDR - Global Depositary Receipt
GDS - Global Depositary Share
LIBOR - London Interbank Offered Rate
PIK - Payment in Kind
REMIC - Real Estate Mortgage Investment Conduit
STRIP - Separate Trading of Registered Interest and Principal of Securities
TBA - To Be Announced Security
TRAINS - Targeted Return Index

Notes to Schedules of Investments	33

SSgA
Fixed Income Funds

Statements of Assets and Liabilities — August 31, 2011

	Bond	Intermediate	High Yield
Amounts in thousands	Market Fund	Fund	Bond Fund

Assets
Investments, at identified cost (unaffiliated issuers)	$40,199	$36,070	$67,808

Investments, at market (unaffiliated issuers)	42,258	37,033	66,892
Investments, at market (affiliated issuers)*	3,571	2,250	4,990

Total investments, at market	45,829	39,283	71,882
Receivables:
Dividends and interest	314	221	1,467
Investments sold	398	373	2,569
Fund shares sold	1	4	2,886
From advisor	18	16	37
Daily variation margin on futures contracts	10	5	—
Prepaid expenses	2	1	3

Total assets	46,572	39,903	78,844

Liabilities
Payables:
Investments purchased	2,591	1,145	—
Fund shares redeemed	20	1	156
Accrued fees to affiliates	51	39	49
Other accrued expenses	11	12	13
Other liability	135	110	—

Total liabilities	2,808	1,307	218

Net Assets	$43,764	$38,596	$78,626

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$125	$70	$624
Accumulated net realized gain (loss)	(41,953)	(7,468)	(647)
Unrealized appreciation (depreciation) on:
Investments	2,059	963	(916)
Futures contracts	(13)	(9)	—
Shares of beneficial interest	5	4	10
Additional paid-in capital	83,541	45,036	79,555

Net Assets	$43,764	$38,596	$78,626

Net Asset Value, offering and redemption price per share:
Net asset value per share: Institutional Class(a)	$8.98	$9.16	$7.90
Net assets	$43,482,937	$38,596,479	$78,625,912
Shares outstanding ($.001 par value)	4,839,760	4,214,431	9,948,206
Net asset value per share: Class R(a)	$8.92	$—	$—
Net assets	$281,399	$—	$—
Shares outstanding ($.001 par value)	31,531	—	—

*	Investments in affiliated issuers — cost	$3,571	$2,250	$4,990
(a)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

34	Statements of Assets and Liabilities

SSgA
Fixed Income Funds

Statements of Operations — For the Period Ended August 31, 2011

	Bond	Intermediate	High Yield
Amounts in thousands	Market Fund	Fund	Bond Fund

Investment Income
Dividends	$—	$—	$61
Dividends from affiliated money market funds	2	2	8
Interest	1,802	1,123	7,237

Total investment income	1,804	1,125	7,306

Expenses
Advisory fees	135	117	282
Administrative fees	44	42	60
Custodian fees	81	52	74
Distribution fees — Institutional Class	21	65	157
Distribution fees — Class R	1	—	—
Transfer agent fees	66	34	41
Professional fees	55	49	41
Registration fees	33	20	63
Shareholder servicing fees — Institutional Class	16	32	32
Trustees’ fees	14	13	15
Insurance fees	1	1	1
Printing fees	18	9	12
Miscellaneous	2	3	3

Expenses before reductions	487	437	781
Expense reductions	(261)	(204)	(76)

Net expenses	226	233	705

Net investment income (loss)	1,578	892	6,601

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,205	979	2,166
Futures contracts	(246)	(149)	—
Credit default swap contracts	—	—	63

Net realized gain (loss)	959	830	2,229

Net change in unrealized appreciation (depreciation) on:
Investments	(270)	(218)	(3,934)
Futures contracts	(9)	(8)	—

Net change in unrealized appreciation (depreciation)	(279)	(226)	(3,934)

Net realized and unrealized gain (loss)	680	604	(1,705)

Net Increase (Decrease) in Net Assets from Operations	$2,258	$1,496	$4,896

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	35

SSgA
Fixed Income Funds

Statements of Changes in Net Assets — For the Periods Ended August 31,

	Bond Market Fund		Intermediate Fund		High Yield Bond Fund
Amounts in thousands	2011	2010	2011	2010	2011	2010

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,578	$1,703	$892	$1,106	$6,601	$5,109
Net realized gain (loss)	959	1,624	830	1,731	2,229	7,808
Net change in unrealized appreciation (depreciation)	(279)	779	(226)	44	(3,934)	(2,307)

Net increase (decrease) in net assets from operations	2,258	4,106	1,496	2,881	4,896	10,610

Distributions
From net investment income
Institutional Class	(1,585)	(1,686)	(890)	(1,125)	(6,396)	(5,232)
Class R	(8)	(7)	—	—	—	—

Net decrease in net assets from distributions	(1,593)	(1,693)	(890)	(1,125)	(6,396)	(5,232)

Share Transactions
Net increase (decrease) in net assets from share transactions	(3,067)	2,451	(638)	(4,436)	28,728	(5,836)

Total Net Increase (Decrease) in Net Assets	(2,402)	4,864	(32)	(2,680)	27,228	(458)

Net Assets
Beginning of period	46,166	41,302	38,628	41,308	51,398	51,856

End of period	$43,764	$46,166	$38,596	$38,628	$78,626	$51,398

Undistributed (overdistributed) net investment income included in net assets	$125	$140	$70	$69	$624	$370

See accompanying notes which are an integral part of the financial statements.

36	Statements of Changes in Net Assets

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SSgA
Fixed Income Funds

Financial Highlights — For the Periods Ended
For a Share Outstanding Throughout Each Period.

	$	$	$		$	$	$
	Net Asset Value,	Net	Net Realized		Total from	Distributions	Distributions
	Beginning of	Investment	and Unrealized		Investment	from Net	from Net
	Period	Income (Loss)(a)	Gain (Loss)		Operations	Investment Income	Realized Gain
Bond Market Fund

Institutional Class
August 31, 2011	8.86	.31	.12		.43	(.31)	—
August 31, 2010	8.39	.33	.47		.80	(.33)	—
August 31, 2009	8.17	.35	.23		.58	(.36)	—
August 31, 2008	9.14	.44	(.99)		(.55)	(.42)	—
August 31, 2007	9.78	.49	(.63)		(.14)	(.50)	— (b)

Class R
August 31, 2011	8.79	.29	.13		.42	(.29)	—
August 31, 2010	8.33	.30	.47		.77	(.31)	—
August 31, 2009	8.12	.33	.22		.55	(.34)	—
August 31, 2008	9.11	.36	(.95)		(.59)	(.40)	—
August 31, 2007	9.78	.47	(.62)		(.15)	(.52)	— (b)

Intermediate Fund

August 31, 2011	9.00	.21	.16		.37	(.21)	—
August 31, 2010	8.59	.24	.41		.65	(.24)	—
August 31, 2009	8.34	.26	.26		.52	(.27)	—
August 31, 2008	9.00	.38	(.64)		(.26)	(.40)	—
August 31, 2007	9.62	.47	(.63)		(.16)	(.46)	—

High Yield Bond Fund

August 31, 2011	7.84	.58	.06		.64	(.58)	—
August 31, 2010	7.12	.73	.74		1.47	(.75)	—
August 31, 2009	7.60	.64	(.48)		.16	(.64)	—
August 31, 2008	8.27	.61	(.68)		(.07)	(.60)	—
August 31, 2007	8.31	.60	(.04	)(d)	.56	(.60)	—

(a)	Average daily shares outstanding were used for this calculation.
(b)	Less than $.005 per share.
(c)	May reflect amounts waived and/or reimbursed by the investment advisor and for certain funds, custody credit arrangements. The custody credit arrangement had an impact of less than .005% per share.
(d)	Includes redemption fees less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

38	Financial Highlights

				%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
$	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
Total	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Distributions	Period	Return	(000)	Net(c)	Gross	Net Assets(c)	Turnover Rate

(.31)	8.98	5.00	43,483	.50	1.08	3.51	447
(.33)	8.86	9.79	45,903	.50	1.08	3.89	502
(.36)	8.39	7.39	41,151	.50	1.08	4.41	408
(.42)	8.17	(6.14)	52,456	.50	.78	4.96	287
(.50)	9.14	(1.64)	276,017	.50	.61	4.93	368

(.29)	8.92	4.96	281	.75	1.33	3.25	447
(.31)	8.79	9.43	263	.85	1.43	3.52	502
(.34)	8.33	7.02	151	.68	1.27	4.09	408
(.40)	8.12	(6.62)	12	1.00	1.54	4.23	287
(.52)	9.11	(1.73)	20	.57	.68	4.88	368

(.21)	9.16	4.15	38,596	.60	1.13	2.30	533
(.24)	9.00	7.75	38,628	.60	1.15	2.78	538
(.27)	8.59	6.42	41,308	.60	1.84	3.19	414
(.40)	8.34	(2.94)	38,497	.60	1.06	4.42	330
(.46)	9.00	(1.78)	53,499	.60	.87	4.73	511

(.58)	7.90	8.16	78,626	.75	.83	7.02	294
(.75)	7.84	21.46	51,398	.75	1.01	9.43	294
(.64)	7.12	3.65	51,856	.75	1.06	10.20	289
(.60)	7.60	(.87)	50,365	.75	1.02	7.66	106
(.60)	8.27	6.85	33,919	.75	.99	7.01	95

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	39

SSgA
Fixed Income Funds

Notes to Financial Statements — August 31, 2011

1.	Organization

The SSgA Funds (the “Investment Company”) is a series mutual fund, comprised of 20 investment portfolios that were in operation as of August 31, 2011. These financial statements report on three funds: the SSgA Bond Market Fund, SSgA Intermediate Fund and SSgA High Yield Bond Fund, each a “Fund” and collectively referred to as the “Funds,” each of which has distinct investment objectives and strategies. Each Fund is an open-end management investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the “Agreement”). The Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest at $.001 par value.

Effective July 31, 2003, the Bond Market Fund began offering Class R shares. Class R shares may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the Investment Company to offer shares. The third party may be a retirement plan administrator, bank, broker or advisor.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy, for each major category of assets and liabilities that segregates fair value measurements into levels (Level 1, 2, and 3). In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Inputs using quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

•	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are non-active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange traded funds and derivatives that are traded on a national securities exchange are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, bank notes and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable, such as issuer details, interest rates, yield curves, prepayment speeds, credit

40	Notes to Financial Statements

SSgA
Fixed Income Funds

Notes to Financial Statements, continued — August 31, 2011

risks/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows of each tranche, market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in privately held investment funds are valued based upon the Net Asset Value (“NAV”) of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term instruments purchased by the Funds and maturing within 60 days of the time of purchase are valued at “amortized cost” unless the Board determines that amortized cost does not represent fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Financial over-the-counter derivative instruments are instruments such as foreign currency contracts, options contracts, or swap agreements that derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Events or circumstances affecting the values of fund securities that occur between the closing of the principal markets on which they trade and the time the NAV of fund shares is determined may be reflected in the Investment Company’s calculation of NAVs for each applicable fund when the Investment Company deems that the particular event or circumstance would materially affect such fund’s NAV. Funds that invest primarily in frequently traded exchange-listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security’s fair value, as determined in accordance with Fair Value Procedures adopted by the Board. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Although there are observable inputs assigned on a security level, prices are derived from factors using proprietary models or matrix pricing. For this reason, significant events will cause movement between Levels 1 and 2. Funds that invest in low-rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed; (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Funds calculate their NAV; (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Funds calculate their NAV; (4) a security’s price has remained unchanged over an extended period of time (often referred to as a “stale price”), or (5) State Street Bank and Trust Company (the “Custodian”), or Russell Fund Services Company (the “Administrator”), determines that a market quotation is inaccurate.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

The NAV of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares, since foreign securities can trade on non-business days.

Notes to Financial Statements	41

SSgA
Fixed Income Funds

Notes to Financial Statements, continued — August 31, 2011

Level 3 Trading Assets and Trading Liabilities, at Fair Value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes).

When fair valuation methods are applied that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons action at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

The levels associated with valuing the Funds’ investments for the period ended August 31, 2011 are disclosed in the Presentation of Portfolio Holdings following the Schedules of Investments.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of identified cost.

Investment Income

Dividend income is recorded on the ex-dividend date and interest income is recorded daily on the accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

It is each Fund’s intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires each Fund to distribute all of its taxable income and capital gains. Therefore, the Funds paid no federal income taxes and no federal income tax provision was required for the Funds.

Each Fund files a U.S. tax return. At August 31, 2011, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statue of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ended August 31, 2008 through August 31, 2010, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

42	Notes to Financial Statements

SSgA
Fixed Income Funds

Notes to Financial Statements, continued — August 31, 2011

At August 31, 2011, the following Funds had net tax basis capital loss carryforwards, which may be applied against any realized net taxable gains in each succeeding year or until their expiration dates, whichever occurs first:

	Expiration Year
	8/31/2012	8/31/2013	8/31/2014	8/31/2015	8/31/2016	8/31/2017	8/31/2018	8/31/2019	Total
Bond Market Fund	$—	$—	$—	$1,471,288	$195,353	$40,164,567	$21,453	$—	$41,852,661
Intermediate Fund	$—	$—	$—	$484,888	$746,581	$6,235,911	$—	$—	$7,467,380
High Yield Bond Fund	$—	$—	$—	$—	$—	$368,598	$—	$—	$368,598

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of August 31, 2011, the Funds’ aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes are as follows:

	Bond Market	Intermediate	High Yield
	Fund	Fund	Bond Fund
Cost of Investments for Tax Purposes	$43,837,758	$38,330,665	$73,076,290

Gross Tax Unrealized Appreciation	2,125,915	1,059,964	1,816,904
Gross Tax Unrealized Depreciation	(134,935)	(107,654)	(3,010,944)

Net Tax Unrealized (Depreciation)	$1,990,980	$952,310	$(1,194,040)

Components of Distributable Earnings
Undistributed Ordinary Income	$124,808	$70,213	$624,265
(Capital Loss Carryforward)	$(41,852,661)	$(7,467,380)	$(368,598)
Tax Composition of Distributions
Ordinary Income	$1,593,080	$889,944	$6,396,337

As permitted by tax regulations, the Bond Market Fund intends to defer a net realized capital loss incurred from November 1, 2010 to August 31, 2011 in the amount of $44,863 and treat it as arising in the fiscal year 2012.

Dividends and Distributions to Shareholders

The Funds declare and pay dividends monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

The amount and character of income and gains to be distributed are determined in accordance with federal income tax regulations which may differ from net investment income and realized gains recognized for “U.S. GAAP” purposes. These differences relate primarily to investments in futures, options, losses deferred due to wash sales and straddles, and capital loss carryforwards. Permanent differences between book and tax accounting are reclassified to paid in capital. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset value.

Expenses

Most expenses can be directly attributed to a Fund. Expenses of the Investment Company which cannot be directly attributed to a Fund are allocated among all Funds of the Investment Company based principally on their relative average net assets.

The Bond Market Fund offers Class R Shares. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and

Notes to Financial Statements	43

SSgA
Fixed Income Funds

Notes to Financial Statements, continued — August 31, 2011

unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Forward Commitments/Mortgage Dollar Rolls

The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time (not to exceed 120 days) (i.e., a “forward commitment” or “delayed settlement” transaction, e.g., to be announced (“TBA”)) consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. The Funds may enter into mortgage dollar rolls (principally in TBA’s) in which a Fund sells a mortgage security and simultaneously contracts to repurchase a substantially similar mortgage security on a specified future date. A forward commitment transaction involves a risk of loss if the value of the security to be purchased or sold by the Fund increases or decreases below the repurchase price of those securities or the other party to the transaction fails to complete the transaction. The Funds record forward commitments on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased.

High Yield Securities

The Funds may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Funds’ investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Mortgage and Asset-Backed Securities

The Funds invest a portion of their assets in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

United States Treasury Inflation Indexed Bonds

Inflation indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Interest is accrued based on the principal value which is adjusted for inflation. Any increase (decrease) in the principal amount of an inflation indexed security is recorded as interest income, even though the principal is not received until maturity.

Derivatives

To the extent permitted by the investment objective, restrictions and policies set forth in each Fund’s Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Funds’ use of derivatives includes exchange-traded futures and credit default swaps. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment objectives.

The Funds typically use derivatives in three ways: cash equitization, hedging and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of options and futures to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances. Hedging is used by the Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist in meeting the Funds’ investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk, counterparty risk, interest rate risk and credit risk.

44	Notes to Financial Statements

SSgA
Fixed Income Funds

Notes to Financial Statements, continued — August 31, 2011

The fair values of the Funds’ Derivative Instruments as shown on the Statements of Assets and Liabilities, categorized by risk exposure for the period ended August 31, 2011 were as follows:

(Amounts in thousands)
	Bond Market Fund	Intermediate Fund
Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Interest Rate Contracts
Location
Statement of Assets and Liabilities — Assets
Daily variation margin on futures contracts*	$— **	$— **

Location
Statement of Assets and Liabilities — Liabilities
Daily variation margin on futures contracts*	$13	$9

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.
**	Less than $500.

The High Yield Bond Fund had no derivative instruments as of August 31, 2011.

The effects of Derivative Instruments on the Statements of Operations for the period ended August 31, 2011 were as follows:

(Amounts in thousands)
	Bond Market Fund	Intermediate Fund	High Yield Bond Fund
Derivatives not accounted for as hedging instruments	Interest Rate Contracts	Interest Rate Contracts	Credit Contracts
Location
Statement of Operations — Net realized gain (loss)
Futures contracts	$(246)	$(149)	$—
Credit Default Swap Contracts	—	—	63

	$(246)	$(149)	$63

Location
Statement of Operations — Net change in unrealized appreciation (depreciation)
Futures contracts	$(9)	$(8)	$—

For the period ended August 31, 2011 the Funds’ quarterly holdings of futures contracts were as follows:

	Number of Futures Contracts Outstanding
	Bond Market	Intermediate
Quarter Ended	Fund	Fund
November 30, 2010	71	36
February 28, 2011	63	42
May 31, 2011	71	38
August 31, 2011	84	61

For the period ended August 31, 2011 the High Yield Bond Fund’s quarterly holdings of swap contracts were as follows:

Credit Default Swap
Notional Amounts
Quarter Ended	Outstanding
November 30, 2010	—
February 28, 2011	—
May 31, 2011	—
August 31, 2011	—

Notes to Financial Statements	45

SSgA
Fixed Income Funds

Notes to Financial Statements, continued — August 31, 2011

Futures Contracts

The Funds are currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by each Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as the variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

Credit Default Swaps

The High Yield Bond Fund may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. The Fund may act as either the buyer or the seller of a credit default swap involving one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that the Fund may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, the Fund may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, the Fund enters into a credit default swap without owning the underlying asset or debt issued by the reference entity. Credit default swaps allow the Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets.

Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity and counterparty risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its upfront or periodic payments previously made and recover nothing should a credit event fail to occur and the swap is held to its termination date. As a seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

If the creditworthiness of a Fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the counterparty risk involved in swap agreements, the Fund will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Fund will be able to do so, the Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

Guarantees

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

46	Notes to Financial Statements

SSgA
Fixed Income Funds

Notes to Financial Statements, continued — August 31, 2011

3.	Investment Transactions

Securities

For the period ended August 31, 2011, purchases and sales of investment securities, excluding U.S. government and agency obligations, short-term investments, derivative contracts aggregated to the following:

	Purchases	Sales
Bond Market Fund	$72,040,755	$76,723,803
Intermediate Fund	116,645,953	108,672,105
High Yield Bond Fund	271,347,218	249,186,185

U.S. Government and Agencies

For the period ended August 31, 2011, purchases and sales of U.S. government and agency obligations, excluding short-term investments, aggregated to the following:

	Purchases	Sales
Bond Market Fund	$126,589,676	$129,029,754
Intermediate Fund	85,054,407	93,143,304
High Yield Bond Fund	1,368,690	1,373,163

4.	Related Party Transactions, Fees and Expenses

Advisor and Affiliates

The Advisor manages the Funds pursuant to an Investment Advisory Agreement dated May 1, 2001, as amended, between the Investment Company and the Advisor. The Advisor is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street Corporation and its affiliated companies. The Advisor directs the investments of the Funds in accordance with their investment objectives, policies, and limitations. For these services, each Fund pays a fee to the Advisor, calculated daily and paid monthly, at the following annual rates of their average daily net assets:

Funds	%
Bond Market	0.30
Intermediate	0.30
High Yield Bond	0.30

If the total expenses of the Institutional Class are above its cap, the Advisor will waive its Advisory fee for both the Institutional and Class R in an equal amount to reduce the total expenses to the level of the cap in effect for the Institutional Class. If thereafter the total expenses for Class R remain above the total expense cap in effect for Class R, then State Street Global Markets, LLC (the “Distributor”) a wholly-owned subsidiary of State Street Corporation will waive up to 0.70% of the average daily net assets of the distribution (12b-1) and service fee to further reduce the total expenses of Class R to the level of its cap. If after waiving the full 0.70% of the average daily net assets of Class R and Class R remains above the total expense cap, then the Advisor will reimburse Class R for all expenses to the level of the cap. If only Class R is above its respective expense cap, then the Distributor will waive up to 0.70% of its average daily net assets of Class R distribution (12b-1) and service fees.

The Advisor has contractually agreed to waive up to the full amount of the Bond Market Fund’s Institutional Class and Class R advisory fees and to reimburse the Institutional Class and Class R for all expenses in excess of 0.50% and 1.00%, respectively, of each class’ average daily net assets on an annual basis until December 31, 2011 (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees). The total amount of waiver for the period ended August 31, 2011 was $134,286 for the Institutional Class and $783 for Class R. The total amount of reimbursements for the period ended August 31, 2011 was $122,285 for the Institutional Class and $712 for Class R.

The Advisor has contractually agreed to waive up to the full amount of the Intermediate Fund’s advisory fees and reimburse the Fund for all expenses in excess of 0.60% of its average daily net assets on an annual basis until December 31, 2011 (exclusive of

Notes to Financial Statements	47

SSgA
Fixed Income Funds

Notes to Financial Statements, continued — August 31, 2011

non-recurring account fees, extraordinary expenses and acquired fund fees). The total amount of the waiver for the period ended August 31, 2011 was $116,546. The total amount of reimbursements for the period ended August 31, 2011 was $85,727.

The Advisor has contractually agreed to waive up to the full amount of the High Yield Bond Fund’s advisory fees and reimburse the Fund for all expenses in excess of 0.75% of its average daily net assets on an annual basis until December 31, 2011 (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees). The total amount of the waiver for the period ended August 31, 2011 was $66,815. There were no reimbursements for the period ended August 31, 2011.

The Advisor does not have the ability to recover amounts waived or reimbursed from prior periods.

The Investment Company also has a contract with State Street to provide custody and fund accounting services to the Funds. For these services, the Funds pay State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses.

The Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds’ objectives) in the SSgA Prime Money Market Fund (“Central Fund”) (a series of the Investment Company not presented herein). Shares of the Central Fund sold to and redeemed from any participating fund will not be subject to a redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a participating fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each participating fund in an amount that offsets the amount of such distribution and/or service fees incurred by the participating fund. As of August 31, 2011, $10,811,329 of the Central Fund’s net assets represents investments by these Funds, and $4,694,434 represents the investments of other Investment Company Funds not presented herein.

Amounts related to investments in the Central Fund during the period ended August 31, 2011 were as follows:

		Purchases	Sales	Realized	Income
Funds	Market Value	Cost	Cost	Gain (Loss)	Distributions
Bond Market Fund	$3,570,675	$41,050,170	$39,875,788	$—	$2,558
Intermediate Fund	2,250,237	35,851,205	35,875,181	—	1,639
High Yield Bond Fund	4,990,417	149,257,289	147,149,322	—	7,433

Effective September 1, 2006, the Advisor has voluntarily agreed to waive a portion of certain Funds’ advisory fee equal to the advisory fee paid by certain Funds to the Central Fund. In addition, if Central Fund shares sold to and/or redeemed from a participating fund are subject under a 12b-1 Plan to any distribution fee or service fee, the Advisor will waive its advisory fee for each participating Fund in an amount that offsets the amount of such fee incurred by the participating Fund. For the period ended August 31, 2011, the total advisory fees waived are as follows:

Amounts
Bond Market Fund	$2,989
Intermediate Fund	1,976
High Yield Bond Fund	8,741

Boston Financial Data Services (“BFDS”) a joint venture of DST Systems, Inc. and State Street Corporation, serves as transfer, dividend paying, and shareholder servicing agent to the Funds. For these services, the Funds pay annual account services fees, activity based fees, charges related to compliance and regulatory services and a minimum fee of $200 for each fund.

In addition, the Funds have entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds’ expenses. During the period, the Funds’ custodian fees were reduced by the following amounts under these arrangements:

Amounts
Bond Market Fund	$5
Intermediate Fund	5
High Yield Bond Fund	60

48	Notes to Financial Statements

SSgA
Fixed Income Funds

Notes to Financial Statements, continued — August 31, 2011

Administrator

Russell Fund Services Company (“RFSC” or the “Administrator”) serves as the Investment Company’s Administrator, pursuant to an administration agreement dated January 1, 2008 (the “Administration Agreement”). Under the Administration Agreement, the Administrator supervises certain administrative aspects of the Investment Company’s operations. The Investment Company pays the Administrator an annual fee, payable monthly on a pro rata basis. RFSC is a wholly-owned subsidiary of Russell Investment Management Company (“RIMCo”). The annual fee is based on the following percentages of the average daily net assets of all three of the Investment Company’s U.S. Fixed Income portfolios: $0 up to $1 billion — 0.0315%; over $1 billion — 0.029%. In addition, the Administrator charges a flat fee of $30,000 per year per Fund with less than $500 million in assets under management. In addition, the Funds reimburse the Administrator for out-of-pocket expenses.

Distributor and Shareholder Servicing

The Investment Company has adopted a distribution agreement dated March 1, 2002, as amended, between the Investment Company and the Distributor, to promote and offer shares of the Investment Company. The Distributor may enter into agreements with other related and non-related parties. The amounts paid to the Distributor are included in the accompanying Statements of Operations.

Institutional Class

The Investment Company has adopted a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under the Plan, the Investment Company is authorized to make payments to the Distributor, or any shareholder servicing agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

Each Fund has a shareholder servicing agreement with State Street and the following entities related to State Street: State Street Global Markets LLC (“Global Markets”), Fiduciary Investors Services Division of State Street (“Fiduciary Investors Services”) and High Net Worth Services Division of State Street (“High Net Worth Services”) (collectively, the “Agents”), as well as several unaffiliated services providers. For these services, each Institutional Class pays 0.025% to State Street, and a maximum of 0.175% to each of the Agents, based upon the average daily value of all Institutional Class shares held by or for customers of these Agents.

For the period ended August 31, 2011, each Institutional Class paid the following shareholder servicing expenses to the Agents:

	State Street	Global Markets
Bond Market Fund	$11,190	$528
Intermediate Fund	9,712	1,387
High Yield Bond Fund	23,497	510

The Institutional Class did not incur any expenses from Fiduciary Investors Services or High Net Worth Services during the period.

The combined distribution and shareholder servicing payments shall not exceed 0.25% of the average daily value of net assets of the Institutional Class on an annual basis. The shareholder servicing payments shall not exceed 0.20% of the average daily value of net assets of the Institutional Class on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the Plan is in effect. The class’ responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Board or a majority of the class’ shareholders have the right, however, to terminate the Plan and all payments thereunder at any time. The Institutional Class will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Plan’s termination or discontinuation.

Notes to Financial Statements	49

SSgA
Fixed Income Funds

Notes to Financial Statements, continued — August 31, 2011

Class R

The Investment Company has adopted a distribution plan for the Class R Shares pursuant to Rule 12b-1 (the “R Plan”) under the 1940 Act. Under the R Plan, each Fund pays the Distributor a fee not to exceed 0.70% of the fund’s average net value per year, for distribution, shareholder and administrative services provided to the Fund by the Distributor and financial intermediaries.

The Distributor pays the financial intermediaries for shareholder and administrative services provided to a Fund out of the fee the Distributor receives from the Fund. Fees paid to the financial intermediaries providing shareholder and administrative services to a Fund are not permitted by the R Plan to exceed 0.65% of the Fund’s average net asset value per year. Payments to the Distributor for distribution and shareholder services to a Fund are not permitted by the R plan to exceed 0.05% of the Funds’ average daily net assets per year. Any payments that are required to be made to the Distributor or financial intermediaries that cannot be made because of the limitations contained in the R Plan may be carried forward and paid in the following two fiscal years so long as the R Plan is in effect.

Under the R Plan, the Funds have adopted a distribution agreement with the Distributor. For these services, Class R pays the Distributor 0.05% of the daily net asset value. For the period ended August 31, 2011, the Bond Market Fund Class R paid $130 to Global Markets.

Board of Trustees

The Investment Company paid each trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for Board and committee meetings attended. These expenses are allocated among all of the Funds of the Investment Company, except for the Life Solutions Funds, based upon their relative net assets.

Accrued fees payable to affiliates and trustees as of August 31, 2011 were as follows:

	Bond Market	Intermediate	High Yield
	Fund	Fund	Bond Fund
Advisory fees	$11,221	$9,973	$22,045
Administration fees	3,711	3,574	4,842
Custodian Fees	7,752	5,244	5,458
Distribution fees	2,819	4,318	—
Shareholder servicing fees	1,282	2,934	2,043
Transfer agent fees	21,832	11,264	12,669
Trustee fees	2,253	2,186	2,263

	$50,870	$39,493	$49,320

50	Notes to Financial Statements

SSgA
Fixed Income Funds

Notes to Financial Statements, continued — August 31, 2011

5.	Fund Share Transactions

	(amounts in thousands)
	For the Fiscal Years Ended August 31,
	2011		2010
Bond Market Fund	Shares	Dollars	Shares	Dollars
Institutional Class
Proceeds from shares sold	863	$7,614	1,585	$13,536
Proceeds from reinvestment of distributions	179	1,581	197	1,681
Payments for shares redeemed	(1,386)	(12,278)	(1,505)	(12,866)

	(344)	(3,083)	277	2,351

Class R
Proceeds from shares sold	6	54	13	110
Proceeds from reinvestment of distributions	1	8	1	7
Payments for shares redeemed	(5)	(46)	(2)	(17)

	2	16	12	100

Total net increase (decrease)	(342)	$(3,067)	289	$2,451

Intermediate Fund
Proceeds from shares sold	1,508	$13,625	1,272	$11,224
Proceeds from reinvestment of distributions	99	889	129	1,125
Payments for shares redeemed	(1,682)	(15,152)	(1,923)	(16,785)

Total net increase (decrease)	(75)	$(638)	(522)	$(4,436)

High Yield Bond Fund
Proceeds from shares sold	19,919	$165,252	9,182	$70,773
Proceeds from reinvestment of distributions	756	6,257	662	5,026
Payments for shares redeemed	(17,282)	(142,781)	(10,571)	(81,635)

Total net increase (decrease)	3,393	$28,728	(727)	$(5,836)

6.	Interfund Lending Program

The Funds participate in a joint lending and borrowing facility. Portfolios of the Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund’s fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs. For the period ended August 31, 2011, the Funds did not utilize the Interfund Lending Program.

7.	Restricted Securities

Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933 (the “Act”). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

Notes to Financial Statements	51

SSgA
Fixed Income Funds

Notes to Financial Statements, continued — August 31, 2011

As of August 31, 2011, there were no restricted securities held by a fund that were illiquid.

Illiquid securities and restricted securities may be priced by the Funds using the Fair Value Procedures approved by the Board.

8.	Dividends

On September 1, 2011, the Funds declared the following dividends from net investment income payable on September 8, 2011 to shareholders of record September 2, 2011.

Net Investment
Income
Bond Market Fund - Institutional Class	$0.0257
Bond Market Fund - Class R	0.0244
Intermediate Fund	0.0167
High Yield Bond Fund	0.0625

On October 3, 2011, the Funds declared the following dividends from net investment income payable on October 7, 2011 to shareholders of record October 4, 2011.

Net Investment
Income
Bond Market Fund - Institutional Class	$0.0266
Bond Market Fund - Class R	0.0253
Intermediate Fund	0.0120
High Yield Bond Fund	0.0421

9.	Market, Credit and Counterparty Risk

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by each Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by each Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Funds’ Statements of Assets and Liabilities.

10.	Subsequent Events

Management has evaluated events and transactions that may have occurred since August 31, 2011, through the date the financial statements were issued, that would merit recognition or additional disclosure in the financial statements. During this review nothing was discovered which would require disclosure within the financial statements.

52	Notes to Financial Statements

SSgA
Fixed Income Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the SSgA Funds and Shareholders of the SSgA Bond Market Fund, SSgA Intermediate Fund and SSgA High Yield Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SSgA Bond Market Fund, SSgA Intermediate Fund and SSgA High Yield Bond Fund (the “Funds”) (three of the funds comprising the SSgA Funds) as of August 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 28, 2011

Report of Independent Registered Public Accounting Firm	53

SSgA
Fixed Income Funds

Tax Information — August 31, 2011(Unaudited)

The Funds paid distributions from long-term capital gains during their taxable year ended August 31, 2011 as follows:

Bond Market	$0
Intermediate	$0
High Yield Bond	$0

For the tax year ended August 31, 2011, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011.

Please consult a tax advisor for questions about federal or state income tax laws.

54	Tax Information

SSgA
Fixed Income Funds

Basis for Approval of Investment Advisory Contracts (Unaudited)

Approval of Investment Advisory Agreement

Overview of the Contract Review Process1(

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment advisor or sub-advisor may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of those trustees who are not “interested persons” of the fund (commonly referred to as the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Board of Trustees (the “Board”) of the SSgA Funds (the “Trust”), including a majority of the Independent Trustees of the Trust, met on March 21, 2011 and on April 20 and 21, 2011 to consider proposals to approve, with respect to each portfolio series of the Trust (each, a “Fund” and collectively, the “Funds”), continuation of the investment advisory agreement (the “Advisory Agreement”) with SSgA Funds Management, Inc. (the “Advisor”) and, with respect to the SSgA Tuckerman Active REIT Fund, the subadvisory agreement (the “Subadvisory Agreement”) with The Tuckerman Group, LLC (the “Subadvisor”). Prior to voting on these proposals, the Board reviewed information furnished by the Advisor, the Subadvisor and others reasonably necessary to permit the Board to evaluate the proposals fully. Such information included, among other things, the following:

Information about Performance, Expenses and Fees

•	A report prepared by an independent provider of investment company data, which includes for each Fund:

○	Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended December 31, 2010, as applicable, to the performance of an appropriate benchmark for the Fund and a universe of other mutual funds with similar investment objectives and policies;

○	Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent data provider;

○	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five years, as applicable; and

○	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•	Comparative information concerning fees charged by the Advisor and Subadvisor for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds; and

•	Profitability analyses for the Advisor and its affiliates with respect to each Fund.

(1 Over the course of more than 20 years, the Independent Trustees have identified numerous relevant issues, factors and concerns (“issues, factors and concerns”) that they consider each year in connection with the proposed continuation of the advisory and sub-advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the “annual review process”). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the “special meeting”). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management responds to such comments and questions to the satisfaction of the Independent Trustee before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

Basis for Approval of Investment Advisory Contracts	55

SSgA
Fixed Income Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

Information about Portfolio Management

•	Descriptions of the investment management services provided by the Advisor and Subadvisor, including their investment strategies and processes;

•	Information concerning the allocation of brokerage and the benefits received by the Advisor as a result of brokerage allocation, including information concerning the acquisition of any research through “soft dollar” benefits received in connection with the Funds’ brokerage; and

•	Information regarding the procedures and processes used to value the assets of the Funds and the assistance provided to the administrator of the Funds by the Advisor in monitoring the effectiveness of such procedures and processes.

Information about the Advisor and Subadvisor

•	Reports detailing the financial results and condition of the Advisor and its affiliates;

•	Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Funds;

•	A copy of the Code of Ethics adopted by the Advisor and Subadvisor, together with information relating to compliance with and the administration of such Code;

•	A copy of the Advisor’s proxy voting policies and procedures;

•	Information concerning the resources devoted by the Advisor to overseeing compliance by the Funds and their service providers, including the Advisor’s record of compliance with investment policies and restrictions and other operating policies of the Funds; and

•	A description of the business continuity and disaster recovery plans of the Advisor.

Other Relevant Information

•	Information concerning the nature, quality and cost of various non-investment management services provided to the Funds by affiliates of the Advisor, including the custodian, fund accountant, transfer agent and securities lending agent of the Funds, and the role of the Advisor in managing the Funds’ relationship with these service providers;

•	Copies of the Advisory Agreement, Subadvisory Agreement and agreements with other service providers of the Funds;

•	Additional data requested from an independent provider of investment company data by the Independent Trustees on (a) the SSgA Funds money market portfolios to determine the magnitude to which the absolute difference in yields separated the better performing from the poorer performing funds; and (b) the SSgA Funds quantitative equity portfolios to determine how they performed in the larger universe;

•	Draft responses to letters dated February 16, 2011 from the Funds’ Counsel, Goodwin Procter LLP, and reviewed prior to such date by Independent Counsel, Joseph P. Barri, requesting specific information, from each of:

○	The Advisor, with respect to its operations relating to the Funds and its approximate profit margins before taxes from such operations for the Funds’ last fiscal year; the operations of the Subadvisor relating to the to SSgA Tuckerman Active REIT Fund; and the relevant operations of other affiliated service providers to the Funds, together with their approximate profit margins from such relevant operations for the Funds’ last fiscal year;

○	Russell Fund Services Company (“RFSCo”), the administrator for the Funds, with respect to its operations relating to the Funds; and

○	State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Funds (the “Distributor”), with respect to its operations relating to the Funds, together with the Funds’ related distribution plans and arrangements under Rule 12b-1 under the Investment Company Act of 1940, as amended;

56	Basis for Approval of Investment Advisory Contracts

SSgA
Fixed Income Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

•	Excerpts from the Funds’ most recent Prospectuses, Statements of Additional Information and Annual Reports for the fiscal year ended August 31, 2010, including (i) the latest prospectus descriptions of each Fund’s investment objectives, strategies and authorized investment techniques and investments; and (ii) the latest Portfolio Management Discussion of Performance for each Fund, as prepared by its portfolio management team, together with a graphic comparison of the performance of each Fund with its benchmark index, for its fiscal year ended August 31, 2010;

•	Morningstar materials as of December 31, 2010, obtained by an Independent Trustee and circulated to the other Independent Trustees and to Independent Counsel, with respect to the Funds for which such materials were then available; and

•	A summary of the foregoing materials prepared by Independent Counsel.

In addition to the information identified above, the Board considered information provided from time to time by the Advisor, the Subadvisor and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Advisor and/or Subadvisor relating to the performance of the Funds and the investment strategies used in pursuing each Fund’s investment objective.

The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and Subadvisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement and Subadvisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on April 21, 2011 the Board, including a majority of the Independent Trustees, voted to approve the continuation of the Advisory Agreement and Subadvisory Agreement effective May 2, 2010, for an additional year with respect to all Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement and Subadvisory Agreement, the Board evaluated the nature, extent and quality of services provided to each Fund by the Advisor and, with respect to SSgA Tuckerman Active REIT Fund, the Subadvisor.

The Board considered the Advisor’s and Subadvisor’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Advisor in developing and applying proprietary quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Advisor to the evaluation of credit, interest-rate and currency risks. With respect to those Funds that operate as money market mutual funds, the Board considered the Advisor’s success in maintaining the constant dollar value of each Fund through extraordinary market conditions, including the Advisor’s success in avoiding the purchase of instruments that subsequently became impaired as to their value. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management. The Board also considered the business reputation and past experience of the Subadvisor in managing securities issued by publicly traded real estate investment trusts.

The Board reviewed the compliance programs of the Advisor and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Advisor in monitoring each Fund’s securities lending activities.

Basis for Approval of Investment Advisory Contracts	57

SSgA
Fixed Income Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

On the basis of the foregoing and other relevant information, the Board concluded that the Advisor and the Subadvisor can be expected to continue to provide high quality investment management and related services for the Funds.

Fund Performance

The Board compared each Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2010.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory (a) by comparison to the performance of its peer group funds, or (b) after considering steps taken by management to improve the performance of certain Funds.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers. As part of its review, the Board considered each Fund’s management fee (or in the case of SSgA Life Solutions Balanced Fund, SSgA Life Solutions Growth Fund and SSgA Life Solutions Income & Growth Fund, the management fees payable by each Fund’s underlying funds) and total expense ratio (both before and after giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Advisor to the fees charged and services provided to other clients of the Advisor, including institutional accounts. In addition, the Board considered the willingness of the Advisor to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Advisor and Subadvisor, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of similar mutual funds and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Advisor and its affiliates in providing investment advisory and other services to each Fund and to all Funds as a group. The Board considered other direct and indirect benefits received by the Advisor and its affiliates in connection with their relationships with the Funds, including the benefits of research services that may be available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients.

The Board concluded that the profitability of the Advisor and its affiliates with respect to each Fund is reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Advisor and its affiliates, on the one hand, and each Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of each Fund and all Funds as a group, the level of profitability of the Advisor and its affiliates with respect to each Fund and all Funds as a group over various time periods, and the comparatively low management fee and expense ratio of each Fund during these periods, it does not appear that the Advisor or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.

58	Basis for Approval of Investment Advisory Contracts

SSgA
Fixed Income Funds

Shareholder Requests for Additional Information — August 31, 2011 (Unaudited)

The Funds have adopted the proxy voting policies of the Advisor. A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities are contained in the Funds’ Statement of Additional Information, which is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the Securities and Exchange Commission’s public reference room.

The Funds will file their complete schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Funds’ semi-annual and annual financial statements. The Funds’ Form N-Q is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the Securities and Exchange Commission’s public reference room.

Shareholder Requests for Additional Information	59

SSgA
Fixed Income Funds

Disclosure of Information about Fund Trustees and Officers —
August 31, 2011 (Unaudited)

The following tables provide information for each trustee and principal officers of the Investment Company, which consists of 20 funds. The first table provides information about the trustees who are interested persons. The second table provides information about the independent trustees. The third table provides information about the officers.

			Principal Occupation(s)
	Position(s) Held		During Past 5 Years;	Number of
Name,	with SSgA Funds;	Term	and Other	Portfolios in Fund	Other Directorships
Age,	Length of	of	Relevant Experience,	Complex Overseen by	Held by Trustee
Address	Time Served	Office	Attributes and Skills(1)	Trustee	During Past 5 Years
INTERESTED TRUSTEE
Shawn C.D. Johnson Born March 3, 1963 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Trustee since November 2008	Until successor is elected by Trustees	• 2008 to Present, Director of SSgA FM; • 2003 to Present, Senior Managing Director, Chairman, SSgA Investment Committee, State Street Global Advisors; • 2006 to Present, Trustee, Berea College; Member of Berea Investment Committee, Audit Committee and Finance Committee; • 2009 to Present, Member of Virginia Tech Foundation Investment Committee; and • June 2008 to August 2010, Chairman, Financial Service Sector Coordinating Counsel.	20	None

INDEPENDENT TRUSTEES

Lynn L. Anderson Born April 22, 1939 1301 Second Avenue, 18th Floor Seattle, WA 98101	Member, Board of Trustees (Chairman of the Board from 1988 to December 2008) Member, Audit Committee, Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• Until December 2005, Vice Chairman, Frank Russell Company (institutional financial consultant) (Retired); • March 2007 to September 2010, member, IDC Board of Governors; • September 2007 to September 2010, member Investment Company Institute Board of Governors; • September 2008 to September 2010, member Investment Company Institutie and IDC Investment Committee; and • Until December 2008, Director, Russell Trust Company (Retired).	20	Until December 2005, Chairman of the Board, 34 Russell Investment Company and 5 Russell Investment Funds (registered investment companies) (Retired).

William L. Marshall Born December 12, 1942 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1988 Chairman, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner and Member, Financial Planners Association; and • Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	20	None

60	Disclosure of Information about Fund Trustees and Officers

SSgA
Fixed Income Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2011 (Unaudited)

			Principal Occupation(s)
	Position(s) Held		During Past 5 Years;	Number of
Name,	with SSgA Funds;	Term	and Other	Portfolios in Fund	Other Directorships
Age,	Length of	of	Relevant Experience,	Complex Overseen by	Held by Trustee
Address	Time Served	Office	Attributes and Skills(1)	Trustee	During Past 5 Years
INDEPENDENT TRUSTEES (continued)
Steven J. Mastrovich(2) Born November 3, 1956 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1988 Member, Audit Committee Chairman, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• June 2010 to Present, Managing Director and Head of Private Capital Markets, J.P. Morgan Real Estate and Lodging Investment Banking Group; • January 2009 to June 2010, Managing Director, Head of Investor Relations, Highbridge Principal Strategies (a J.P. Morgan subsidiary); and • October 2000 to January 2009, Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate investments within the US).	20	None

Patrick J. Riley Born November 30, 1948 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1988 Independent Chairman of the Board since January 2009 Member (ex-officio), Audit Committee Member (ex-officio), Governance Committee Member (ex-officio), Valuation Committee Member (ex-officio), Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• 2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; • 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); • 1998 to Present, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company); to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); • 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); • January 2009 to Present, Independent Director, SSgA Fixed Income plc; and • January 2009 to Present, Independent Director, SSgA Qualified Funds plc.	20	None

Disclosure of Information about Fund Trustees and Officers	61

SSgA
Fixed Income Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2011 (Unaudited)

Principal Occupation(s)
	Position(s) Held		During Past 5 Years;	Number of
Name,	with SSgA Funds;	Term	and Other	Portfolios in Fund	Other Directorships
Age,	Length of	of	Relevant Experience,	Complex Overseen by	Held by Trustee
Address	Time Served	Office	Attributes and Skills(1)	Trustee	During Past 5 Years
INDEPENDENT TRUSTEES (continued)

Richard D. Shirk Born October 31, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1988 Member, Audit Committee Member, Governance Committee Member, Valuation Committee Chairman, Qualified Legal and Compliance Committee	Until successor is elected by Trustees
• March 2001 to April 2002, Chairman
(1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired);
• 1992 to March 2001, President and
Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare);
• 1998 to December 2008, Chairman,
Board Member and Investment Committee Member, Healthcare Georgia Foundation (private foundation);
• September 2002 to May 2011, Lead
Director and Board Member, Amerigroup Corp. (managed health care) (Retired);
• 1999 to Present, Board Member and
(since 2001) Investment Committee Member,
Woodruff Arts Center; and
• 2003 to 2009, Trustee, Gettysburg College.
				20	None

Bruce D. Taber Born April 25, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1991 Member, Audit Committee Member, Governance Committee Chairman, Valuation Committee Member, Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• 1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); • Until December 2008, Independent Director, SSgA Cash Management Fund plc; • Until December 2008, Independent Director, State Street Global Advisors Ireland, Ltd. (investment companies); and • Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	20	None

(1)	The information reported includes the principal occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.
(2)	Ceased to be a Trustee effective October 3, 2011.

62	Disclosure of Information about Fund Trustees and Officers

SSgA
Fixed Income Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2011 (Unaudited)

Position(s)
Name,	with SSgA Funds;
Age,	and Length of	Term of	Principal Occupation(s)
and Address	Time Served	Office	During Past Five Years
OFFICERS
James E. Ross Born June 24, 1965 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	President and Chief Executive Officer from January 2006 to Present; and Principal Executive Officer since 2005	Until successor is elected by Trustees
• 2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management Inc. (investment advisor);
• March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and
• President, Principal Executive Officer and Trustee, SPDR Series Trust, SPDR Index Shares Funds; and Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds and State Street Institutional Investment Trust; President and Principal Executive Officer, State Street Navigator Securities Lending Trust (registered investment companies).

Ellen M. Needham Born January 4, 1967 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Vice President since May 2006	Until successor is elected by Trustees
• Chief Operating Officer and Vice President, SSgA Funds Management, Inc. (investment advisor);
• March 2011 to Present, Senior Managing Director (July 2007 to March 2011, Managing Director; June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors; and
• Vice President, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies).

Jacqueline Angell Born October 12, 1974 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Chief Compliance Officer since April 2011	Until successor is elected by Trustees	• July 2008 to Present, Vice President, State Street Global Advisors; and • April 2006 to June 2008, Director, Investment Advisor Oversight, Fidelity Investments.

Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer and Principal Accounting Officer since 2000	Until successor is elected by Trustees
• 2009 to Present, Global Head of Fund Operations, Russell Investments;
• 1998 to 2009, Director, Fund Administration, Russell Investment Management Company, Russell Fund Services Company, Russell Trust Company and Russell Financial Services Company; and
• Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds.

Sandra G. Richardson Born January 12, 1971 1096 Avenue of the Americas 14th Floor New York, NY 10036	Secretary and Chief Legal Officer since 2010	Until successor is elected by Trustees
• September 2010 to Present, Associate General Counsel (January 2008 to September 2010, Associate Counsel), Russell Investments; and
• November 2003 to November 2007, Associate, Kirkpatrick & Lockhart Preston Gates Ellis LLP.

Disclosure of Information about Fund Trustees and Officers	63

SSgA
Fixed Income Funds
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 647-7327

Trustees
Lynn L. Anderson
Shawn C.D. Johnson
William L. Marshall
Steven J. Mastrovich*
Patrick J. Riley, Chairman
Richard D. Shirk
Bruce D. Taber
Officers
James E. Ross, President, Chief Executive Officer and
Principal Executive Officer
Mark E. Swanson, Treasurer and Principal Accounting Officer
Ellen M. Needham, Vice President
Jacqueline Angell, Chief Compliance Officer
Sandra G. Richardson, Secretary and Chief Legal Officer
Ross E. Erickson, Assistant Treasurer
Kimberlee A. Lloyd, Assistant Treasurer
David J. Craig, Assistant Treasurer
Carla L. Anderson, Assistant Secretary
Investment Advisor
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900

Custodian and Office of Shareholder Inquiries
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171
Transfer and Dividend Paying Agent
Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, Massachusetts 02171
Distributor
State Street Global Markets, LLC
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
Administrator
Russell Fund Services Company
1301 Second Avenue
18th Floor
Seattle, Washington 98101
Legal Counsel
Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116

* Ceased to be a Trustee effective October 3, 2011.

Distributor:  State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSgA Funds pay State Street Bank and Trust Company for its services as custodian, transfer agent and shareholder servicing agent and pays SSgA Funds Management, Inc. for investment advisory services.

This information must be preceded or accompanied by a current prospectus or summary prospectus. Read the prospectus carefully before you invest or send money.

64	Fund Management and Service Providers

SSGA FI AR

INTERNATIONAL EQUITY FUNDS
Emerging Markets Fund
Emerging Markets Fund – Select Class
International Stock Selection Fund
International Stock Selection Fund – Class R

Annual Report
August 31, 2011

SSgA Funds
International Equity Funds
Annual Report
August 31, 2011

“SSgA” is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 This page has been intentionally left blank.

SSgA Funds
Letter from the President of SSgA Funds Management, Inc.

Dear Shareholder:

We are pleased to provide you with the August 31, 2011 Annual Report for the SSgA Funds which provides an overview of the investment discipline for each SSgA Fund as well as a discussion of management, performance data and related financial statements. As you review your overall investment strategy, we hope that you will find this information useful.

The U.S. economy and financial markets have followed an uncertain course and have been impacted this year by a number of unique events — the fractious battle over raising the debt ceiling, unrelenting high unemployment and Standard & Poor’s unprecedented decision to downgrade U.S. Government debt from a AAA credit rating to AA+. Additionally, the depressed housing market and an infectious lack of consumer confidence exacerbated equity volatility and underscored the continued flight to short-term bonds, Treasuries and money market funds, even as yields fell to record lows.

The international stage has featured similarly lackluster growth and pervasive volatility. A number of factors, from the fallout of the European debt crisis to policy tightening in developing countries, have combined to push the global economy to a saturation point where some have begun to question its ability to absorb additional market shocks.

In times when unrelenting volatility, dramatic selloffs and unexpected world events have heightened uncertainty for investors, we thank you for the confidence you have placed in the SSgA Funds.

Sincerely,

James Ross
President
SSgA Funds

President’s Letter	3

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SSgA
Emerging Markets Fund

Portfolio Management Discussion and Analysis — August 31, 2011 (Unaudited)

Objective: The Fund seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

Invests in: Equity securities of foreign issuers domiciled, or having a substantial portion of their business, in countries having a developing or emerging economy or securities market.

Strategy: The Fund invests in securities of issuers located in emerging market countries. The Fund’s management team will evaluate the countries’ economic and political climates with prospects for sustained macro and micro economic growth.

 Emerging Markets Fund — Institutional Class

Period Ended	Total
08/31/11	Return

1 Year	10.25%
5 Years	6.44	%+
10 Years	15.18	%+

 Emerging Markets Fund — Select Class‡

Period Ended	Total
08/31/11	Return

1 Year	10.48%
5 Years	6.67	%+
10 Years	15.32	%+

 MSCI® Emerging Markets Free Index (Net)#

Period Ended	Total
08/31/11	Return

1 Year	9.07%
5 Years	8.40	%+
10 Years	15.94	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the Emerging Markets Fund Institutional Class and Select Class as stated in the Fees and Expenses table of the prospectus dated December 20, 2010 are 1.24% and 1.02%, respectively.

See related Notes on page 6.

Emerging Markets Fund	5

SSgA
Emerging Markets Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2011 (Unaudited)

The SSgA Emerging Markets Fund (the “Fund”) seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers. The Fund is benchmarked to the MSCI® EM (Morgan Stanley Capital International Emerging Markets) (Net Dividend) Free Index (the “Index”). The Fund may employ forward currency exchange contracts to gain exposure to certain currencies in an effort to track the composition of the Index. The Fund may also employ swaps for hedging purposes or to seek a desired level of total return.

How did the Fund’s performance for the 12-month period ended August 31, 2011 (the “Reporting Period”) compare to the performance of the Fund’s benchmark?

For the 12-month period ended August 31, 2011 (the “Reporting Period”), the total returns for the Institutional Class and Select Class of the Fund were 10.25% and 10.48% respectively, and the total return for the Index was 9.07%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

How did market conditions impact the performance of the Fund during the Reporting Period?

The Fund’s investment process uses a country selection and a stock selection model. Strong stock selection, especially in Brazil, Korea, and China, were the primary drivers of the Fund’s performance during the Reporting Period. The Fund’s overweight position in Thailand also helped. The Fund’s performance was hurt by positions in Egypt and Turkey.

Markets appeared to stabilize as the end of 2010 approached, but 2011 proved challenging. Volatility rose and developed markets fell due to slowing growth in those markets and problems in the euro zone. Although emerging market growth has slowed, it remains resilient. The fundamentals of emerging market companies and countries are solid. Emerging markets still have strong balance sheets and domestic demand continues to help profits.

How did the investment strategies and techniques employed by the Adviser impact the performance of the Fund during the Reporting Period?

The value, growth, and sentiment factors of the Fund’s quantitative models have performed well despite market volatility.

The Fund’s model-assisted strategy relies on quantitative models for country selection and factors to evaluate stocks. We construct our models based on extensive research undertaken by the Active Emerging Markets Equity Team in conjunction with SSgA’s Advanced Research Center. Over the Reporting Period, our focus on research has continued and has led to enhancements in our country selection and stock selection models. We aim to be systematically exposed to both countries and stocks that are slightly cheaper than the benchmark and have slightly better growth and momentum characteristics.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

*	Assumes initial investment on September 1, 2001.
#	The MSCI® Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 30, 2011, the MSCI® Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.
+	Annualized.
‡	Performance for the Emerging Markets Select Class before its inception (March 2, 2006) is derived from the historical performance of the institutional class.
Performance data reflects an expense limitation currently in effect, without which returns would have been lower. Investments in emerging market countries involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of more developed countries. Securities may be less liquid and more volatile than those in US or longer established international markets. The prospectus contains further information and details regarding these risks.
The Prospectus contains further information and details regarding these risks.

6	Emerging Markets Fund

SSgA
Emerging Markets Fund

Shareholder Expense Example — August 31, 2011 (Unaudited)
Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2011 to August 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Hypothetical
		Performance
	Actual	(5% return
Institutional Class	Performance	before expenses)

Beginning Account Value March 1, 2011	$1,000.00	$1,000.00
Ending Account Value August 31, 2011	$958.50	$1,018.90
Expenses Paid During Period*	$6.17	$6.36

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

		Hypothetical
		Performance
	Actual	(5% return
Select Class	Performance	before expenses)

Beginning Account Value March 1, 2011	$1,000.00	$1,000.00
Ending Account Value August 31, 2011	$959.20	$1,020.06
Expenses Paid During Period*	$5.04	$5.19

*	Expenses are equal to the Fund’s annualized expense ratio of 1.02% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

Emerging Markets Fund	7

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SSgA
Emerging Markets Fund

Schedule of Investments — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$

Common Stocks - 92.3%

Bermuda - 1.2%
China Yurun Food Group, Ltd. (Ñ)	1,095,000	2,489
COSCO Pacific, Ltd. (Ñ)	5,936,000	8,127
Credicorp, Ltd.	104,843	10,447
GOME Electrical Appliances Holding, Ltd. (Ñ)	13,834,000	5,935

		26,998

Brazil - 13.2%
Banco Bradesco SA - ADR (Ñ)	1,083,287	19,337
Banco do Brasil SA	996,405	16,725
BR Malls Participacoes SA	582,322	6,493
BR Properties SA	445,600	4,929
BRF - Brasil Foods SA (Æ)	635,625	12,434
Cia de Bebidas das Americas - ADR (Ñ)	810,562	28,888
Cia de Saneamento Basico do Estado de Sao Paulo - ADR (Æ)	178,969	10,319
Cia Paranaense de Energia - ADR (Æ)	136,175	2,999
Embraer SA (Æ)	1,032,100	6,548
Natura Cosmeticos SA	241,100	5,773
PDG Realty SA Empreendimentos e Participacoes	2,021,932	9,945
Petroleo Brasileiro SA - ADR (Æ)	2,039,172	56,383
Souza Cruz SA	261,500	3,266
Tele Norte Leste Participacoes SA - ADR (Ñ)	500,015	6,550
Tim Participacoes SA	1,212,736	7,405
Tractebel Energia SA	233,900	3,717
Ultrapar Participacoes SA	671,925	11,730
Vale SA Class B - ADR	2,581,377	72,898

		286,339

Cayman Islands - 3.7%
Agile Property Holdings, Ltd. (Ñ)	4,756,000	6,438
Anta Sports Products, Ltd. (Ñ)	2,721,000	3,711
Chaoda Modern Agriculture Holdings, Ltd. (Ñ)	5,280,000	1,716
China Shanshui Cement Group, Ltd.	4,516,000	4,484
Dongyue Group (Ñ)	2,596,000	2,054
ENN Energy Holdings, Ltd.	1,532,000	5,263
Evergrande Real Estate Group, Ltd. (Ñ)	14,532,596	8,997
GCL-Poly Energy Holdings, Ltd. (Ñ)	9,789,000	4,325
Intime Department Store Group Co., Ltd.	1,840,000	2,907
Kingboard Chemical Holdings, Ltd. (Ñ)	601,000	2,331
New Oriental Education & Technology Group - ADR (Æ)	231,512	7,061
Shimao Property Holdings, Ltd. (Ñ)	2,570,500	2,704
Soho China, Ltd. (Ñ)	7,800,000	6,892
Tencent Holdings, Ltd.	842,200	20,012
Tingyi Cayman Islands Holding Corp. (Ñ)	764,000	2,154

		81,049

China - 8.9%
Agricultural Bank of China, Ltd. Class H (Ñ)	7,836,000	3,774
Bank of China, Ltd. Class H	49,402,100	20,431
BBMG Corp. Class H (Ñ)	3,087,600	3,466
China Construction Bank Corp. Class H (Ñ)	30,466,169	22,617
China Datang Corp. Renewable Power Co., Ltd. Class H (Æ)(Ñ)	14,397,000	2,903
China Life Insurance Co., Ltd. Class H (Ñ)	1,725,000	4,334
China National Building Material Co., Ltd. Class H (Ñ)	2,760,000	4,644
China Petroleum & Chemical Corp. Class H	18,605,000	18,376
China Telecom Corp., Ltd. Class H	13,382,000	8,749
Dongfeng Motor Group Co., Ltd. Class H (Ñ)	4,460,000	7,115
Guangzhou R&F Properties Co., Ltd. (Ñ)	5,062,400	6,105
Industrial & Commercial Bank of China Class H (Ñ)	39,803,000	26,175
Inner Mongolia Yitai Coal Co. Class B	619,400	3,530
Jiangxi Copper Co., Ltd. Class H	2,167,000	6,207
PetroChina Co., Ltd. Class H	11,102,000	14,316
PICC Property & Casualty Co., Ltd. Class H (Ñ)	6,886,000	12,099
Ping An Insurance Group Co. Class H (Ñ)	326,500	2,615
Shanghai Electric Group Co., Ltd. Class H (Ñ)	6,652,000	3,050
Weichai Power Co., Ltd. Class H (Ñ)	1,126,000	5,611
Yanzhou Coal Mining Co., Ltd. Class H	3,852,000	11,206
Zhaojin Mining Industry Co., Ltd.	1,320,800	3,087
Zhejiang Expressway Co., Ltd. Class H (Ñ)	3,592,000	2,242

		192,652

Cyprus - 0.3%
Globaltrans Investment PLC - GDR (λ)	441,224	7,060

Emerging Markets Fund	9

SSgA
Emerging Markets Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$

Czech Republic - 1.8%
CEZ AS	517,082	24,326
Komercni Banka AS	47,323	9,948
Telefonica Czech Republic AS	158,542	4,048

		38,322

Egypt - 0.4%
Commercial International Bank Egypt SAE	391,170	1,804
Egyptian Co. for Mobile Services	60,882	1,000
Egyptian Financial Group-Hermes Holding (Æ)	221,766	607
ElSwedy Electric Co.	46,005	208
Orascom Construction Industries	66,454	2,646
Orascom Construction Industries - GDR (λ)	10,612	433
Orascom Hotels & Development	1	— ±
Orascom Telecom Holding SAE - GDR (Æ)(λ)	341,036	1,015
Talaat Moustafa Group (Æ)	506,812	334
Telecom Egypt - ADR	339,063	849

		8,896

Hong Kong - 3.1%
China Mobile, Ltd.	3,484,700	35,358
CNOOC, Ltd.	11,835,500	24,170
Lenovo Group, Ltd.	5,792,000	3,883
Shanghai Industrial Holdings, Ltd.	1,224,000	4,009

		67,420

India - 0.2%
ACC, Ltd.	2,162	47
Axis Bank, Ltd.	1,669	39
Bajaj Auto, Ltd.	4,379	150
Dr Reddy’s Laboratories, Ltd.	1,634	53
GAIL India, Ltd.	11,689	104
HDFC Bank, Ltd.	26,784	275
Hindalco Industries, Ltd.	41,396	135
Hindustan Unilever, Ltd.	25,385	177
Housing Development Finance Corp.	18,912	272
ICICI Bank, Ltd.	12,692	241
Infosys, Ltd.	6,566	334
ITC, Ltd.	73,136	318
Mahindra & Mahindra, Ltd.	6,790	109
Oil & Natural Gas Corp., Ltd.	15,647	89
Reliance Industries, Ltd.	17,081	290
Siemens India, Ltd.	3,872	74
State Bank of India	2,267	97
Sun Pharmaceutical Industries, Ltd.	10,666	114
Tata Consultancy Services, Ltd.	11,077	251
Tata Motors, Ltd.	9,418	152

		3,321

Indonesia - 2.8%
Aneka Tambang Tbk PT	6,235,000	1,373
Astra International Tbk PT	1,553,620	12,044
Bank Central Asia Tbk PT	9,797,000	9,185
Bank Negara Indonesia Persero Tbk PT	10,653,500	5,150
Bank Rakyat Indonesia Persero Tbk PT	11,092,000	8,514
Bumi Resources Tbk PT	14,501,500	4,291
Charoen Pokphand Indonesia Tbk PT	16,165,500	5,210
Indofood Sukses Makmur Tbk PT	6,245,500	4,465
Perusahaan Gas Negara PT	5,579,000	1,929
Semen Gresik Persero Tbk PT	840,000	896
Telekomunikasi Indonesia Tbk PT	5,728,000	4,867
United Tractors Tbk PT	1,236,500	3,420

		61,344

Mexico - 3.8%
Alfa SAB de CV Class A	651,600	7,963
America Movil SAB de CV - ADR	1,178,445	30,121
Fomento Economico Mexicano SAB de CV - ADR	217,300	14,976
Grupo Aeroportuario del Pacifico SAB de CV Class B	240,900	935
Grupo Financiero Banorte SAB de CV Class O	556,870	2,265
Grupo Mexico SAB de CV	3,574,879	12,073
Grupo Televisa SA - ADR	193,490	4,265
Industrias Penoles SAB de CV	44,715	2,136
Kimberly-Clark de Mexico SAB de CV Class A	204,300	1,225
Mexichem SAB de CV	1,040,600	4,196
Wal-Mart de Mexico SAB de CV (Ñ)	781,600	2,076

		82,231

Nigeria - 0.0%
Guaranty Trust Bank PLC - GDR(λ)	229,606	930

Peru - 0.6%
Cia de Minas Buenaventura SA - ADR	294,233	13,779

Philippines - 1.4%
Aboitiz Power Corp.	3,045,300	2,153
Ayala Land, Inc.	2,995,900	1,129
Bank of the Philippine Islands	3,208,578	4,374
Energy Development Corp.	25,029,200	3,699
First Philippine Holdings Corp.	1,589,640	2,156

10	Emerging Markets Fund

SSgA
Emerging Markets Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$
Metro Pacific Investments Corp.	24,087,000	1,880
Metropolitan Bank & Trust - ADR	1,959,728	3,383
Philippine Long Distance Telephone Co. - ADR (Ñ)	58,131	3,352
SM Investments Corp.	443,272	5,660
SM Prime Holdings, Inc.	9,139,000	2,529

		30,315

Poland - 3.1%
Bank Pekao SA	85,064	4,371
Getin Holding SA (Æ)	350,552	1,192
Grupa Lotos SA (Æ)	94,623	1,014
Jastrzebska Spolka Weglowa SA (Æ)	68,750	2,580
KGHM Polska Miedz SA	288,008	17,491
PGE SA	1,087,929	7,801
Polski Koncern Naftowy Orlen S.A.	654,079	8,996
Powszechna Kasa Oszczednosci Bank Polski SA	769,318	9,689
Powszechny Zaklad Ubezpieczen SA	75,457	9,306
Tauron Polska Energia SA	1,012,205	1,878
Telekomunikacja Polska SA	464,588	2,792

		67,110

Russia - 10.4%
Federal Hydrogenerating Co. JSC	37,666,735	1,625
Federal Hydrogenerating Co. JSC - ADR	4,407	19
Gazprom OAO - ADR (Æ)	4,928,455	61,359
IDGC Holding JSC (Æ)	23,129,060	2,326
Lukoil OAO - ADR (Æ)	305,817	18,257
Lukoil OAO	218,694	13,162
MMC Norilsk Nickel OJSC - ADR	825,995	20,741
NovaTek OAO - GDR (λ)	157,222	21,429
Novolipetsk Steel OJSC - GDR (λ)	101,811	3,114
Rosneft Oil Co. Class T	997,148	7,865
Rostelecom OJSC (Æ)	624,363	4,068
Sberbank of Russia	10,765,964	31,624
Severstal OAO	627,002	9,738
Sistema JSFC - GDR (λ)	402,104	7,467
Tatneft - ADR	169,554	5,770
Uralkali - GDR (λ)	135,260	6,831
VTB Bank OJSC	4,234,716,347	11,006

		226,401

South Africa - 6.9%
ABSA Group, Ltd.	105,680	2,108
African Bank Investments, Ltd.	864,218	4,394
AngloGold Ashanti, Ltd.	78,047	3,549
ArcelorMittal South Africa, Ltd. Class H	254,512	2,256
Aspen Pharmacare Holdings, Ltd. (Æ)	193,589	2,339
Barloworld, Ltd. - ADR	247,531	2,195
Exxaro Resources, Ltd. (Ñ)	237,425	6,387
FirstRand, Ltd. (Ñ)	998,045	2,886
Gold Fields, Ltd. - ADR	444,909	7,443
Growthpoint Properties, Ltd.	1,509,548	4,134
Impala Platinum Holdings, Ltd. (Ñ)	343,567	8,831
Imperial Holdings, Ltd.	99,093	1,640
JD Group, Ltd./South Africa	294,857	1,718
Kumba Iron Ore, Ltd. (Ñ)	100,956	6,994
MTN Group, Ltd.	820,747	16,928
Murray & Roberts Holdings, Ltd.	698,852	2,779
Naspers, Ltd. Class N	145,128	7,595
Nedbank Group, Ltd. (Ñ)	171,559	3,490
Netcare, Ltd. Class H	858,562	1,657
Remgro, Ltd.	231,113	3,764
Sanlam, Ltd.	945,390	3,697
Sappi, Ltd. - ADR (Æ)(Ñ)	253,417	975
Sasol, Ltd. - ADR	394,180	19,079
Shoprite Holdings, Ltd. - ADR	210,565	3,317
Spar Group, Ltd. (The) - ADR	143,627	1,956
Standard Bank Group, Ltd.	501,745	7,160
Steinhoff International Holdings, Ltd. (Æ)(Ñ)	539,955	1,784
Telkom SA, Ltd.	500,757	2,563
Tiger Brands, Ltd.	135,689	3,962
Truworths International, Ltd.	374,286	4,150
Vodacom Group, Ltd. - ADR (Ñ)	348,383	4,503
Woolworths Holdings, Ltd.	469,263	2,446

		148,679

South Korea - 17.6%
CJ CheilJedang Corp. (Ñ)	18,751	5,747
Daelim Industrial Co., Ltd.	83,556	9,046
DGB Financial Group, Inc. (Æ)	179,290	2,605
Dongbu Insurance Co., Ltd.	177,690	8,628
Dongkuk Steel Mill Co., Ltd.	111,660	3,192
GS Holdings	193,191	13,074
Hana Financial Group, Inc.	395,665	13,333
Hanwha Corp.	147,710	5,559
Honam Petrochemical Corp.	18,741	6,271
Hyundai Department Store Co., Ltd.	38,041	6,418
Hyundai Glovis Co., Ltd. (Ñ)	18,520	3,376
Hyundai Heavy Industries Co., Ltd.	44,492	14,451
Hyundai Mobis	87,997	27,797
Hyundai Motor Co.	148,668	28,289
Hyundai Steel Co.	51,422	5,230
Industrial Bank of Korea	860,220	12,901
KCC Corp.	11,170	3,120
Korea Exchange Bank	590,140	4,464
KT Corp.	293,350	10,105
KT&G Corp.	252,163	16,262
LG Chem, Ltd.	48,739	17,292

Emerging Markets Fund	11

SSgA
Emerging Markets Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$
LG Corp. Class H	186,596	10,966
LG Household & Health Care, Ltd. (Ñ)	15,775	6,950
OCI Co., Ltd. (Ñ)	8,431	2,454
POSCO	45,904	17,405
Samsung Electronics Co., Ltd.	103,670	72,297
Samsung Fire & Marine Insurance Co., Ltd.	47,528	10,246
Shinhan Financial Group Co., Ltd.	490,318	20,636
SK Holdings Co., Ltd.	80,874	12,470
SK Telecom Co., Ltd.	67,267	9,773

		380,357

Taiwan - 7.2%
Acer, Inc.	2,753,112	3,322
Advanced Semiconductor Engineering, Inc.	8,034,971	7,201
Asia Cement Corp.	1,729,805	2,281
Catcher Technology Co., Ltd.	632,000	4,956
China Steel Corp. Class H	4,522,365	4,911
Chinatrust Financial Holding Co., Ltd.	6,012,404	4,912
Chunghwa Telecom Co., Ltd.	1,069,082	3,682
Coretronic Corp.	2,095,000	1,888
Epistar Corp.	800,000	1,710
Far Eastern New Century Corp.	2,993,913	3,922
Farglory Land Development Co., Ltd.	986,000	1,805
Formosa Chemicals & Fibre Corp.	538,000	1,634
Formosa Plastics Corp.	4,022,420	12,493
Fubon Financial Holding Co., Ltd.	6,074,654	8,648
Highwealth Construction Corp.	1,295,000	2,495
Hon Hai Precision Industry Co., Ltd.	2,188,975	5,531
HTC Corp.	480,957	12,534
Mega Financial Holding Co., Ltd.	7,384,800	6,530
Pou Chen Corp. Class B	4,833,630	3,724
Powertech Technology, Inc.	1,055,166	2,535
Quanta Computer, Inc.	2,665,000	5,392
Silitech Technology Corp.	575,909	1,546
Taiwan Cooperative Bank	4,691,136	3,323
Taiwan Fertilizer Co., Ltd. Class H	658,000	2,046
Taiwan Mobile Co., Ltd. (Æ)	1,737,092	4,707
Taiwan Semiconductor Manufacturing Co., Ltd.	12,539,782	29,999
Tripod Technology Corp.	774,330	2,605
U-Ming Marine Transport Corp.	773,000	1,287
Unimicron Technology Corp.	2,710,000	3,919
Uni-President Enterprises Corp.	1,032,578	1,522
United Microelectronics Corp.	3,235,000	1,260
Wafer Works Corp.	1	— ±
Yuanta Financial Holding Co., Ltd. (Æ)	2,456,629	1,440

		155,760

Thailand - 4.3%
Advanced Info Service PCL	2,668,667	10,107
Bangkok Bank PCL	1,710,700	9,133
Charoen Pokphand Foods PCL	7,094,700	7,457
CP ALL PCL	3,851,828	6,587
Kasikornbank PCL (Ñ)	1,918,900	8,163
Krung Thai Bank PCL	16,011,900	10,204
PTT Aromatics & Refining PCL	1,447,776	1,654
PTT Chemical PCL	708,000	3,225
PTT Exploration & Production PCL	1,279,975	7,474
PTT PCL	1,848,233	20,289
Siam Commercial Bank PCL	2,049,800	8,139

		92,432

Turkey - 0.8%
Anadolu Efes Biracilik Ve Malt Sanayii AS	96,959	1,077
Arcelik AS	308,538	1,080
BIM Birlesik Magazalar AS	30,122	966
Haci Omer Sabanci Holding AS	455,688	1,616
KOC Holding AS	610,264	2,171
Tupras Turkiye Petrol Rafinerileri AS	79,259	1,502
Turk Telekomunikasyon AS	329,350	1,506
Turkiye Garanti Bankasi AS	1,205,011	4,399
Turkiye Is Bankasi Class C	713,714	1,836
Turkiye Sise ve Cam Fabrikalari AS	93,631	174
Turkiye Vakiflar Bankasi Tao Class D	432,261	781

		17,108

United Kingdom - 0.2%
New World Resources PLC Class A	134,664	1,331
Ophir Energy PLC Class W (Æ)	562,002	2,249

		3,580

United States - 0.4%
Southern Copper Corp.	252,115	8,514

Total Common Stocks (cost $1,374,374)		2,000,597

Preferred Stocks - 3.5%

Brazil - 2.6%
Banco do Estado do Rio Grande do Sul	655,379	7,237
Braskem SA	1,215,825	14,435
Investimentos Itau SA	1,445,611	8,700
Itau Unibanco Holding SA	895,065	16,221
Telecomunicacoes de Sao Paulo SA	324,910	10,238

		56,831

12	Emerging Markets Fund

SSgA
Emerging Markets Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$

South Korea - 0.9%
Hyundai Motor Co.	82,865	5,274
Samsung Electronics Co., Ltd.	25,446	12,952

		18,226

Total Preferred Stocks (cost $37,117)		75,057

Certificates of Participation - 3.7%

Curacao - 1.8%
MSCI Daily Trust Net Emerging Markets India USD (Æ)
2012 Warrants	82,018	36,867

United States - 1.9%
MSCI Daily Trust Net Emerging Markets India USD (Æ)
2011 Warrants	62,948	28,737
2012 Warrants	27,928	12,674
Tata Motors, Ltd. (λ)(Æ)
2012 Warrants	48,040	804

		42,215

Total Certificates of Participation (cost $93,064)		79,082

Short-Term Investments - 0.0%

United States - 0.0%
SSgA Prime Money Market Fund	747,450	747

Total Short-Term Investments (cost $747)		747

Other Securities - 4.9%
State Street Navigator Securities Prime Lending Portfolio (X)	106,425,429	106,425

Total Other Securities (cost $106,425)		106,425

Total Investments - 104.4% (identified cost $1,611,727)		2,261,908

Other Assets and Liabilities, Net - (4.4%)		(94,770)

Net Assets - 100.0%		2,167,138

See accompanying notes which are an integral part of the financial statements.

Emerging Markets Fund	13

SSgA
Emerging Markets Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands

Sector Exposure
	% of	Market
	Net	Value
	Assets	$
Common Stock
Consumer Discretionary	6.5	$140,617
Consumer Staples	6.2	134,533
Energy	14.6	316,196
Financials	24.4	529,209
Health Care	0.2	4,163
Industrials	4.0	87,003
Information Technology	8.1	176,221
Materials	16.4	354,682
Telecommunication Services	8.6	185,778
Utilities	3.3	72,195
Preferred Stocks	3.5	75,057
Certificates of Participation	3.7	79,082
Short-Term Investments	— *	747
Other Securities	4.9	106,425

Total Investments	104.4	2,261,908
Other Assets and Liabilities, Net	(4.4)	(94,770)

	100.0	$2,167,138

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

14	Emerging Markets Fund

SSgA
Emerging Markets Fund

Presentation of Portfolio Holdings — August 31, 2011

Amounts in thousands
					% of
	Market Value				Net
Categories	Level 1	Level 2	Level 3	Total	Assets
Common Stocks
Bermuda	$26,998	$—	$—	$26,998	1.2
Brazil	286,339	—	—	286,339	13.2
Cayman Islands	81,049	—	—	81,049	3.7
China	192,652	—	—	192,652	8.9
Cyprus	7,060	—	—	7,060	0.3
Czech Republic	38,322	—	—	38,322	1.8
Egypt	8,896	—	—	8,896	0.4
Hong Kong	67,420	—	—	67,420	3.1
India	3,321	—	—	3,321	0.2
Indonesia	61,344	—	—	61,344	2.8
Mexico	82,231	—	—	82,231	3.8
Nigeria	930	—	—	930	— *
Peru	13,779	—	—	13,779	0.6
Philippines	30,315	—	—	30,315	1.4
Poland	67,110	—	—	67,110	3.1
Russia	226,401	—	—	226,401	10.4
South Africa	148,679	—	—	148,679	6.9
South Korea	380,357	—	—	380,357	17.6
Taiwan	155,760	—	—	155,760	7.2
Thailand	92,432	—	—	92,432	4.3
Turkey	17,108	—	—	17,108	0.8
United Kingdom	3,580	—	—	3,580	0.2
United States	8,514	—	—	8,514	0.4
Preferred Stocks	75,057	—	—	75,057	3.5
Certificates of Participation	—	79,082	—	79,082	3.7
Short-Term Investments	747	—	—	747	— *
Other Securities	—	106,425	—	106,425	4.9

Total Investments	$2,076,401	$185,507	$—	$2,261,908	104.4

Other Assets and Liabilities, Net					(4.4)

					100.0

*	Less than .05% of net assets.

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Emerging Markets Fund	15

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SSgA
International Stock Selection Fund

Portfolio Management Discussion and Analysis — August 31, 2011 (Unaudited)

Objective: The Fund seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.

Invests in: Primarily equity securities of foreign issuers.

Strategy: The management team utilizes a proprietary bottom-up stock selection process that is based on a quantitative multi-factor model used to select the best securities within each underlying country in the MSCI® EAFE® Index. Portfolio construction focuses on strong risk controls relative to the benchmark, specifically controls for country and size exposures.

 International Stock Selection Fund — Institutional Class

Period Ended	Total
08/31/11	Return

1 Year	7.61%
5 Years	(3.23	)%+
10 Years	5.02	%+

 International Stock Selection Fund — Class R‡

Period Ended	Total
08/31/11	Return

1 Year	7.09%
5 Years	(3.64	)%+
10 Years	4.51	%+

 MSCI® EAFE® Index (Net dividend)#

Period Ended	Total
08/31/11	Return

1 Year	10.01%
5 Years	(1.48	)%+
10 Years	4.96	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The total gross expense ratio for the International Stock Selection Fund Institutional Class and Class R as stated in the Fees and Expenses table of the prospectus dated December 20, 2010 are 1.17% and 1.60%, respectively.

See related Notes on page 18.

International Stock Selection Fund	17

SSgA
International Stock Selection Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2011 (Unaudited)

The SSgA International Stock Selection Fund (the “Fund”) seeks to provide long-term capital growth by investing primarily in securities of foreign issuers. The Fund is benchmarked to the MSCI® EAFE® (Morgan Stanley Capital International Europe, Australasia, Far East) (Net Dividend) Index (the “Index”). The Fund may employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of the Index. The Fund may also employ forward currency exchange contracts to gain exposure to certain currencies in an effort to track the composition of the Index.

How did the Fund’s performance for the 12-month period ended August 31, 2011 (the “Reporting Period”) compare to the performance of the Fund’s benchmark?

For the 12-month period ended August 31, 2011 (the “Reporting Period”), the total returns for the Institutional Class and Class R of the Fund were 7.61% and 7.09% respectively, and the total return for the Index was 10.01%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

How did market conditions impact the performance of the Fund during the Reporting Period?

The Fund uses a quantitative model to systematically purchase stocks exhibiting characteristics that position it for capital appreciation. The Fund considers indicators such as valuation, growth, sentiment, and earnings quality, among others. During the Reporting Period the market bounced between “risk on” periods, when investors favored investments considered riskier, and “risk off” periods. Investors generally favor stocks that score well on valuation during risk-on periods, but they generally sell these stocks as too risky during risk-off periods. Almost monthly fluctuation in risk preferences during the second half of 2010 impacted the Fund’s performance. January and February 2011 were risk-on months, with strong returns to valuation particularly in January after a successful Portuguese bond sale marked the beginning of a risk-on cycle. In March, after the tragic earthquake in Japan, risk aversion came back in vogue. In the last weeks of June, after an agreement on Greece austerity, risk taking returned, but diminished in July and August. In July and August, the emphasis on valuation pressured European banks and cyclical stocks amid concern about government bonds and the economy.

How did the investment strategies and techniques employed by the Adviser impact the performance of the Fund during the Reporting Period?

We expect stock selection to drive the performance of the Fund because of its quantitative approach. Stock selection was the strongest in the consumer discretionary and telecommunication services sectors. Performance in the consumer discretionary sector was led by the overweight positions in firms such as automaker Volkswagen and ProSiebenSat.1 Media, a German broadcasting firm. Volkswagen benefited from growth in both the U.S. and China, while ProSiebenSat.1 benefited from the strong German economy. Performance in the telecommunication services sector was led by an overweight position in BT Group of the UK.

On the downside, stock selection was weakest in consumer staples and materials. Performance in the consumer staples sector was negatively impacted by overweight positions in Carlsberg and Marine Harvest as well as an underweight position in Nestle. Carlsberg came under significant pressure this summer after it warned about lower profits due to lowered sales forecasts for Russia. Marine Harvest was hurt by a fall in salmon prices.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

Notes: The following notes relate to the Growth of $10,000 graph and tables on the preceding page.

*	Assumes initial investment on September 1, 2001.

#	The MSCI® EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of May 30, 2011, the MSCI EAFE® Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

+	Annualized.

‡	Performance for the International Stock Selection Fund Class R before its inception (May 14, 2004) is derived from the historical performance of the institutional class, adjusted for the higher operating expenses related to distribution and shareholder servicing.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower. Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. The Prospectus contains further information The Prospectus contains further information and details regarding these risks.

18	International Stock Selection Fund

SSgA
International Stock Selection Fund

Shareholder Expense Example — August 31, 2011 (Unaudited)
Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2011 to August 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Hypothetical
		Performance
	Actual	(5% return
Core Class	Performance	before expenses)

Beginning Account Value March 1, 2011	$1,000.00	$1,000.00
Ending Account Value August 31, 2011	$850.80	$1,020.16
Expenses Paid During Period*	$4.67	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

		Hypothetical
		Performance
	Actual	(5% return
Class R	Performance	before expenses)

Beginning Account Value March 1, 2011	$1,000.00	$1,000.00
Ending Account Value August 31, 2011	$848.90	$1,017.90
Expenses Paid During Period*	$6.76	$7.37

*	Expenses are equal to the Fund’s annualized expense ratio of 1.45% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

International Stock Selection Fund	19

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SSgA
International Stock Selection Fund

Schedule of Investments — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$

Common Stocks - 97.2%

Australia - 8.4%
Australia & New Zealand Banking Group, Ltd. - ADR	244,767	5,309
Caltex Australia, Ltd. (Ñ)	515,366	5,961
Goodman Group (ö)	6,489,301	4,509
GPT Group (ö)	544,860	1,817
Incitec Pivot, Ltd.	2,076,334	8,390
OZ Minerals, Ltd. (Ñ)	178,307	2,249
Rio Tinto, Ltd. - ADR (Ñ)	268,345	20,802
Stockland(ö)	1,638,840	5,238
Transurban Group - ADR	662,085	3,659
Westfield Retail Trust (ö)	556,202	1,558
Westpac Banking Corp. (Ñ)	240,346	5,292

		64,784

Belgium - 1.0%
Delhaize Group SA	117,796	7,899

Denmark - 2.5%
Carlsberg A/S Class B	98,121	7,360
Novo Nordisk A/S Class B	111,387	11,888

		19,248

Finland - 1.7%
Sampo OYJ Class A	142,310	4,080
Stora Enso OYJ Class R	235,719	1,723
UPM-Kymmene OYJ	575,401	7,547

		13,350

France - 9.1%
AXA SA	389,931	6,262
BNP Paribas SA	198,931	10,250
Cie de St.-Gobain	92,013	4,631
Credit Agricole SA	697,309	6,833
L’Oreal SA	73,573	8,010
Peugeot SA	146,018	4,474
SCOR SE - ADR	153,237	3,610
Societe Generale SA	149,492	5,017
Total SA	89,901	4,390
Veolia Environnement SA	189,452	3,153
Vinci SA	122,890	6,421
Vivendi SA - ADR	274,957	6,701

		69,752

Germany - 9.3%
Allianz SE	108,380	11,168
BASF SE	104,295	7,442
Bayer AG	166,423	10,732
Deutsche Lufthansa AG	63,493	1,076
Deutsche Telekom AG	773,403	9,783
Fresenius SE & Co. KGaA	29,902	3,095
Leoni AG	30,944	1,327
Siemens AG	169,375	17,489
Stada Arzneimittel AG (Ñ)	268,758	9,466

		71,578

Hong Kong - 1.6%
Cathay Pacific Airways, Ltd. (Ñ)	1,926,000	3,879
Sands China, Ltd. (Æ)	2,709,200	8,421

		12,300

Italy - 2.8%
Enel SpA	2,406,632	11,754
ENI SpA - ADR	417,065	8,388
Finmeccanica SpA	175,073	1,303

		21,445

Japan - 23.6%
Asahi Glass Co., Ltd.	789,000	7,708
Chubu Electric Power Co., Inc. (Ñ)	303,700	5,723
Daicel Chemical Industries, Ltd.	326,000	1,963
Daiichi Sankyo Co., Ltd.	115,100	2,289
Daito Trust Construction Co., Ltd.	50,100	4,613
Daiwa House Industry Co., Ltd.	708,000	8,729
Eisai Co., Ltd. (Ñ)	211,200	8,978
Hitachi, Ltd. (Ñ)	1,575,000	8,495
KDDI Corp.	1,041	7,749
Kyocera Corp.	85,600	7,826
Marubeni Corp.	771,000	4,843
Mitsubishi Electric Corp.	425,000	4,218
Mitsubishi UFJ Financial Group, Inc.	1,386,600	6,229
Mizuho Financial Group, Inc. (Ñ)	8,369,500	12,679
Nippon Telegraph & Telephone Corp.	282,100	13,097
Nitto Denko Corp. (Ñ)	88,200	3,413
NTT DoCoMo, Inc.	1,587	2,873
ORIX Corp. (Ñ)	77,820	7,013
Osaka Gas Co., Ltd. (Ñ)	1,372,000	5,555
Santen Pharmaceutical Co., Ltd. (Ñ)	62,200	2,465
Sega Sammy Holdings, Inc.	159,400	3,672
Sekisui Chemical Co., Ltd.	511,000	4,378
Sumitomo Heavy Industries, Ltd.	1,281,000	7,679
Sumitomo Mitsui Financial Group, Inc.	450,800	13,276
Sumitomo Rubber Industries, Ltd. (Ñ)	577,900	7,261
Toshiba Corp.	1,733,000	7,492
Toyota Motor Corp.	215,900	7,709
Yamada Denki Co., Ltd.	48,200	3,519

		181,444

Netherlands - 3.1%
ING Groep NV (Æ)	768,455	6,651
Koninklijke Ahold NV	469,273	5,467

International Stock Selection Fund	21

SSgA
International Stock Selection Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$
Koninklijke DSM NV	160,591	8,065
STMicroelectronics NV Class Y (Ñ)	477,672	3,177

		23,360

Norway - 2.7%
DnB NOR ASA	687,142	8,295
Marine Harvest ASA (Ñ)	5,976,758	3,485
Statoil ASA Class N	372,220	8,951

		20,731

Singapore - 1.4%
Fraser and Neave, Ltd.	553,000	2,709
Singapore Airlines, Ltd. (Ñ)	285,000	2,613
Yangzijiang Shipbuilding Holdings, Ltd.	5,719,000	5,508

		10,830

Spain - 3.0%
Gas Natural SDG SA (Ñ)	611,712	11,195
Repsol YPF SA - ADR	413,809	11,930

		23,125

Sweden - 1.4%
Swedbank AB Class A	802,613	11,043

Switzerland - 4.8%
Nestle SA	206,533	12,792
Roche Holding AG	24,157	4,230
Swatch Group AG (The) Class B	14,528	6,634
Swisscom AG	20,159	9,048
UBS AG (Æ)	288,279	4,175

		36,879

United Kingdom - 20.8%
AstraZeneca PLC - ADR	244,750	11,601
Aviva PLC	1,099,047	6,066
Babcock International Group PLC	172,542	1,760
BHP Billiton PLC	110,318	3,771
BP PLC	763,665	4,989
British American Tobacco PLC	392,901	17,498
BT Group PLC	1,747,256	4,864
HSBC Holdings PLC	1,205,161	10,498
International Power PLC - ADR	1,011,212	5,581
ITV PLC (Æ)	2,945,351	2,929
Kingfisher PLC	2,283,570	8,767
Legal & General Group PLC	1,892,243	3,225
Logica PLC	2,600,425	3,632
Meggitt PLC	358,775	2,006
Pearson PLC	161,552	2,919
Rexam PLC	1,709,969	9,824
Royal Dutch Shell PLC Class A (Ñ)	622,612	20,842
Shire PLC - ADR	240,210	7,748
Smith & Nephew PLC	532,396	5,406
Tate & Lyle PLC	1,357,894	12,785
Wolseley PLC	134,358	3,494
Xstrata PLC	523,192	9,164

		159,369

Total Common Stocks (cost $760,380)		747,137

Preferred Stocks - 1.5%

Germany - 1.5%
Volkswagen AG	70,431	11,731

Total Preferred Stocks (cost $7,910)		11,731

Short-Term Investments - 0.1%

United States - 0.1%
SSgA Prime Money Market Fund	573,247	573

Total Short-Term Investments (cost $573)		573

Other Securities - 5.0%
State Street Navigator Securities Prime Lending Portfolio (X)	38,122,198	38,122

Total Other Securities (cost $38,122)		38,122

Total Investments - 103.8% (identified cost $806,985)		797,563

Other Assets and Liabilities, Net - (3.8%)		(29,541)

Net Assets - 100.0%		768,022

22	International Stock Selection Fund

SSgA
International Stock Selection Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands

Sector Exposure
	% of	Market
	Net	Value
	Assets	$
Common Stock
Consumer Discretionary	8.9	$68,710
Consumer Staples	9.8	75,295
Energy	8.5	65,452
Financials	22.6	173,433
Health Care	10.1	77,900
Industrials	10.5	80,997
Information Technology	4.0	30,622
Materials	11.0	84,352
Telecommunication Services	6.2	47,415
Utilities	5.6	42,961
Preferred Stocks	1.5	11,731
Short-Term Investments	0.1	573
Other Securities	5.0	38,122

Total Investments	103.8	797,563
Other Assets and Liabilities, Net	(3.8)	(29,541)

	100.0	$768,022

See accompanying notes which are an integral part of the financial statements.

International Stock Selection Fund	23

SSgA
International Stock Selection Fund

Presentation of Portfolio Holdings — August 31, 2011

Amounts in thousands
					% of
	Market Value				Net
Categories	Level 1	Level 2	Level 3	Total	Assets
Common Stocks
Australia	$64,784	$—	$—	$64,784	8.4
Belgium	7,899	—	—	7,899	1.0
Denmark	19,248	—	—	19,248	2.5
Finland	13,350	—	—	13,350	1.7
France	69,752	—	—	69,752	9.1
Germany	71,578	—	—	71,578	9.3
Hong Kong	12,300	—	—	12,300	1.6
Italy	21,445	—	—	21,445	2.8
Japan	181,444	—	—	181,444	23.6
Netherlands	23,360	—	—	23,360	3.1
Norway	20,731	—	—	20,731	2.7
Singapore	10,830	—	—	10,830	1.4
Spain	23,125	—	—	23,125	3.0
Sweden	11,043	—	—	11,043	1.4
Switzerland	36,879	—	—	36,879	4.8
United Kingdom	159,369	—	—	159,369	20.8
Preferred Stocks	11,731	—	—	11,731	1.5
Short-Term Investments	573	—	—	573	0.1
Other Securities	—	38,122	—	38,122	5.0

Total Investments	$759,441	$38,122	$—	$797,563	103.8

Other Assets and Liabilities, Net					(3.8)

					100.0

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

24	International Stock Selection Fund

SSgA
International Equity Funds

Notes to Schedules of Investments — August 31, 2011

Footnotes:

(Æ)	Non-income producing security.
(ö)	Real Estate Investment Trust (REIT).
(X)	Affiliate; the security is purchased with the cash collateral from the securities loaned.
(Ñ)	All or a portion of the shares of this security are on loan.
(λ)	Restricted security (144A) or 4 (2) commercial paper. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
±	Less than $500.

Abbreviations:
ADR - American Depositary Receipt
GDR - Global Depositary Receipt

Notes to Schedules of Investments	25

SSgA
International Equity Funds

Statements of Assets and Liabilities — August 31, 2011

	Emerging	International Stock
Amounts in thousands	Markets Fund	Selection Fund

Assets
Investments, at identified cost (unaffiliated issuers)	$1,610,980	$806,412

Investments, at market (unaffiliated issuers)*	2,261,161	796,990
Investments, at market (affiliated issuers)**	747	573

Total investments, at market	2,261,908	797,563
Foreign currency holdings***	8,788	6,599
Receivables:
Dividends and interest	6,919	1,551
Investments sold	127	—
Fund shares sold	1,738	1,267
Foreign taxes recoverable	1	467
From advisor	813	262
Prepaid expenses	45	17

Total assets	2,280,339	807,726

Liabilities
Payables:
Investments purchased	316	—
Fund shares redeemed	2,089	786
Accrued fees to affiliates	2,121	747
Other accrued expenses	39	49
Deferred tax liability	2,211	—
Payable upon return of securities loaned	106,425	38,122

Total liabilities	113,201	39,704

Net Assets	$2,167,138	$768,022

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$18,287	$18,269
Accumulated net realized gain (loss)	(100,636)	(583,926)
Unrealized appreciation (depreciation) on:
Investments	647,970	(9,422)
Foreign currency-related transactions	(14)	61
Shares of beneficial interest	104	83
Additional paid-in capital	1,601,427	1,342,957

Net Assets	$2,167,138	$768,022

Net Asset Value, offering and redemption price per share:
Net asset value per share: Institutional Class(a)	$20.81	$9.24
Net assets	$1,451,809,605	$766,125,469
Shares outstanding ($.001 par value)	69,763,672	82,892,557
Net asset value per share: Class R(a)	$—	$9.16
Net assets	$—	$1,896,324
Shares outstanding ($.001 par value)	—	206,945
Net asset value per share: Select Class(a)	$20.90	$—
Net assets	$715,328,451	$—
Shares outstanding ($.001 par value)	34,225,605	—

*	Securities on loan included in investments	$102,900	$38,054
**	Investments in affiliated issuers — cost	$747	$573
***	Foreign currency holdings — cost	$8,795	$6,585
(a)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

26	Statements of Assets and Liabilities

SSgA
International Equity Funds

Statements of Operations — For the Period Ended August 31, 2011

	Emerging	International Stock
Amounts in thousands	Markets Fund	Selection Fund

Investment Income
Dividends	$69,471	$33,504
Dividends from affiliated money market funds	6	1
Interest	9	7
Securities lending income	477	1,049
Less foreign taxes withheld	(7,489)	(3,317)

Total investment income	62,474	31,244

Expenses
Advisory fees	18,785	7,168
Administrative fees	1,396	533
Custodian fees	3,911	532
Distribution fees — Institutional Class	2,939	2,028
Distribution fees — Class R	—	5
Transfer agent fees	855	360
Professional fees	61	45
Registration fees	82	60
Shareholder servicing fees — Institutional Class	1,048	356
Shareholder servicing fees — Class R	—	11
Shareholder servicing fees — Select Class	228	—
Trustees’ fees	97	47
Insurance fees	53	25
Printing fees	109	151
Miscellaneous	33	8

Expenses before reductions	29,597	11,329
Expense reductions	(375)	(1,761)

Net expenses	29,222	9,568

Net investment income (loss)	33,252	21,676

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (Emerging Markets Fund — net of deferred tax liability for foreign capital gains taxes)	290,140	135,118
Futures contracts	—	(2,022)
Index swap contracts	(1,108)	—
Foreign currency-related transactions	(479)	2,343

Net realized gain (loss)	288,553	135,439

Net change in unrealized appreciation (depreciation) on:
Investments (Emerging Markets Fund — net of deferred tax liability for foreign capital gains taxes)	(65,728)	(43,147)
Index swap contracts	1,051	—
Foreign currency-related transactions	9	25

Net change in unrealized appreciation (depreciation)	(64,668)	(43,122)

Net realized and unrealized gain (loss)	223,885	92,317

Net Increase (Decrease) in Net Assets from Operations	$257,137	$113,993

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	27

SSgA
International Equity Funds

Statements of Changes in Net Assets — For the Periods Ended August 31,

	Emerging		International Stock
	Markets Fund		Selection Fund
Amounts in thousands	2011	2010	2011	2010

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$33,252	$24,026	$21,676	$24,881
Net realized gain (loss)	288,553	292,692	135,439	20,062
Net change in unrealized appreciation (depreciation)	(64,668)	121,778	(43,122)	(49,847)

Net increase (decrease) in net assets from operations	257,137	438,496	113,993	(4,904)

Distributions
From net investment income
Institutional Class	(27,225)	(33,555)	(27,740)	(40,238)
Class R	—	—	(49)	(70)
Select Class	(20,095)	(27,077)	—	—

Net decrease in net assets from distributions	(47,320)	(60,632)	(27,789)	(40,308)

Share Transactions
Net increase (decrease) in net assets from share transactions	(325,749)	(630,847)	(376,300)	(424,228)

Total Net Increase (Decrease) in Net Assets	(115,932)	(252,983)	(290,096)	(469,440)

Net Assets
Beginning of period	2,283,070	2,536,053	1,058,118	1,527,558

End of period	$2,167,138	$2,283,070	$768,022	$1,058,118

Undistributed (overdistributed) net investment income included in net assets	$18,287	$23,897	$18,269	$18,408

See accompanying notes which are an integral part of the financial statements.

28	Statements of Changes in Net Assets

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SSgA
International Equity Funds

Financial Highlights — For the Periods Ended
For a Share Outstanding Throughout Each Period

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions	Distributions	$
	Beginning of	Investment	and Unrealized	Investment	from Net	from Net	Total
	Period	Income (Loss)(a)	Gain (Loss)	Operations	Investment Income	Realized Gain	Distributions
Emerging Markets Fund

Institutional Class
August 31, 2011	19.20	.29	1.70	1.99	(.38)	—	(.38)
August 31, 2010	16.61	.17	2.81	2.98	(.39)	—	(.39)
August 31, 2009	22.72	.27	(4.71)	(4.44)	—	(1.67)	(1.67)
August 31, 2008	28.86	.40	(3.59)	(3.19)	(.92)	(2.03)	(2.95)
August 31, 2007	21.18	.33	8.79	9.12	(.33)	(1.11)	(1.44)

Select Class
August 31, 2011	19.28	.31	1.73	2.04	(.42)	—	(.42)
August 31, 2010	16.67	.21	2.82	3.03	(.42)	—	(.42)
August 31, 2009	22.75	.30	(4.71)	(4.41)	—	(1.67)	(1.67)
August 31, 2008	28.89	.46	(3.59)	(3.13)	(.98)	(2.03)	(3.01)
August 31, 2007	21.20	.39	8.79	9.18	(.38)	(1.11)	(1.49)

International Stock Selection Fund

Institutional Class
August 31, 2011	8.81	.23	.46	.69	(.26)	—	(.26)
August 31, 2010	9.24	.18	(.33)	(.15)	(.28)	—	(.28)
August 31, 2009	11.79	.24	(2.57)	(2.33)	(.22)	—	(.22)
August 31, 2008	14.71	.27	(2.52)	(2.25)	(.33)	(.34)	(.67)
August 31, 2007	12.88	.33	2.05	2.38	(.19)	(.36)	(.55)

Class R
August 31, 2011	8.74	.19	.44	.63	(.21)	—	(.21)
August 31, 2010	9.17	.15	(.33)	(.18)	(.25)	—	(.25)
August 31, 2009	11.68	.21	(2.55)	(2.34)	(.17)	—	(.17)
August 31, 2008	14.60	.27	(2.55)	(2.28)	(.30)	(.34)	(.64)
August 31, 2007	12.80	.28	2.01	2.29	(.13)	(.36)	(.49)

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment advisor and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less than .005%.
(c)	Less than $.005 per share.

See accompanying notes which are an integral part of the financial statements.

30	Financial Highlights

$				%	%	%
Redemption Fees	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net
added to	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	%
Additional	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	Portfolio
Paid-in Capital	Period	Return	(000)	Net(b)	Gross	Net Assets(b)	Turnover Rate

—	20.81	10.25	1,451,810	1.25	1.26	1.29	50
—	19.20	17.98	1,328,720	1.24	1.24	.87	63
—	16.61	(16.50)	1,453,575	1.20	1.21	1.99	61
—	22.72	(13.53)	1,949,537	1.24	1.25	1.39	42
— (c)	28.86	45.69	2,582,843	1.25	1.27	1.35	39

—	20.90	10.48	715,328	1.02	1.04	1.40	50
—	19.28	18.24	954,350	1.01	1.02	1.09	63
—	16.67	(16.33)	1,082,478	.98	.99	2.22	61
—	22.75	(13.33)	1,205,196	1.02	1.03	1.64	42
— (c)	28.89	46.00	1,301,424	1.04	1.06	1.59	39

—	9.24	7.61	766,126	1.00	1.19	2.27	77
—	8.81	(1.85)	1,055,967	1.00	1.17	1.95	83
—	9.24	(19.46)	1,525,020	1.00	1.16	3.04	122
—	11.79	(16.20)	1,823,516	1.00	1.19	1.94	75
— (c)	14.71	19.07	3,168,823	1.00	1.18	2.29	54

—	9.16	7.09	1,896	1.45	1.64	1.85	77
—	8.74	(2.19)	2,151	1.43	1.60	1.56	83
—	9.17	(19.82)	2,537	1.44	1.60	2.65	122
—	11.68	(16.46)	2,852	1.32	1.51	2.04	75
— (c)	14.60	18.41	1,135	1.49	1.67	1.95	54

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	31

SSgA
International Equity Funds

Notes to Financial Statements — August 31, 2011

1.	Organization

The SSgA Funds (the “Investment Company”) is a series mutual fund, comprised of 20 investment portfolios that were in operation as of August 31, 2011. These financial statements report on two funds: the SSgA Emerging Markets Fund and SSgA International Stock Selection Fund, each a “Fund” and collectively referred to as the “Funds,” each of which has distinct investment objectives and strategies. Each Fund is an open-end management investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the “Agreement”). The Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest at $.001 par value.

Effective July 31, 2003, the International Stock Selection Fund began offering Class R Shares. Class R Shares may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the Investment Company to offer shares. The third party may be a retirement plan administrator, bank, broker or advisor.

Select Class shares of the Emerging Markets Fund, which became effective November 28, 2005, may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the Investment Company or State Street Global Markets LLC to offer shares (“Select Intermediaries”). Select Intermediaries are advisors, securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into a shareholder servicing agreement with the State Street Global Markets LLC with respect to investments of its accounts in the Select Class.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy, for each major category of assets and liabilities that segregates fair value measurements into levels (Level 1, 2, and 3). In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Inputs using quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

•	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are non-active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

32	Notes to Financial Statements

SSgA
International Equity Funds

Notes to Financial Statements, continued — August 31, 2011

The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange traded funds and derivatives that are traded on a national securities exchange are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, bank notes and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable, such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows of each tranche, market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in privately held investment funds are valued based upon the Net Asset Value (“NAV”) of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term instruments purchased by the Funds and maturing within 60 days of the time of purchase are valued at “amortized cost” unless the Board determines that amortized cost does not represent fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Financial over-the-counter derivative instruments are instruments such as foreign currency contracts, options contracts, or swap agreements that derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Events or circumstances affecting the values of fund securities that occur between the closing of the principal markets on which they trade and the time the NAV of fund shares is determined may be reflected in the Investment Company’s calculation of NAVs for each applicable fund when the Investment Company deems that the particular event or circumstance would materially affect such fund’s NAV. Funds that invest primarily in frequently traded exchange-listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security’s fair value, as determined in accordance with Fair Value Procedures adopted by the Board. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Although there are observable inputs assigned on a security level, prices are derived from factors using proprietary models or matrix pricing. For this reason, significant events will cause movement between Levels 1 and 2. Funds that invest in low-rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: (1) market

Notes to Financial Statements	33

SSgA
International Equity Funds

Notes to Financial Statements, continued — August 31, 2011

quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed; (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Funds calculate their NAV; (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Funds calculate their NAV; (4) a security’s price has remained unchanged over an extended period of time (often referred to as a “stale price”), or (5) State Street Bank and Trust Company (the “Custodian”), or Russell Fund Services Company (the “Administrator”), determines that a market quotation is inaccurate.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

The NAV of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares, since foreign securities can trade on non-business days.

Level 3 Trading Assets and Trading Liabilities, at Fair Value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes).

When fair valuation methods are applied that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons action at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

The levels associated with valuing the Funds’ investments for the period ended August 31, 2011 are disclosed in the Presentation of Portfolio Holdings following the Schedules of Investments.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of identified cost.

Investment Income

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed of the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Interest income is recorded daily on the accrual basis. Withholding taxes on foreign dividend interest and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

34	Notes to Financial Statements

SSgA
International Equity Funds

Notes to Financial Statements, continued — August 31, 2011

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (losses) of the other Funds.

It is each Fund’s intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires each Fund to distribute all of its taxable income and capital gains. Therefore, the Funds paid no federal income taxes and no federal income tax provision was required for the Funds.

Each Fund files a U.S. tax return. At August 31, 2011, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statue of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ended August 31, 2008 through August 31, 2010, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

At August 31, 2011 the following Fund had a net tax basis capital loss carryforward, which may be applied against any realized net taxable gains in each succeeding year or until their expiration dates, whichever occurs first:

	Expiration Year
	8/31/2012	8/31/2013	8/31/2014	8/31/2015	8/31/2016	8/31/2017	8/31/2018	8/31/2019	Total

Emerging Markets Fund	$—	$—	$—	$—	$—	$—	$97,337,228	$—	$97,337,228
International Stock Selection Fund	$—	$—	$—	$—	$—	$153,873,846	$428,227,873	$—	$582,101,719

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of August 31, 2011, the Funds aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes are as follows:

		International
	Emerging	Stock
	Markets	Selection
	Fund	Fund
Cost of Investments for Tax Purposes	$1,630,541,054	$811,958,944

Gross Tax Unrealized Appreciation	718,798,894	105,261,321
Gross Tax Unrealized Depreciation	(87,431,511)	(119,657,312)

Net Tax Unrealized Appreciation (Depreciation)	$631,367,383	$(14,395,991)

Components of Distributable Earnings
Undistributed Ordinary Income	$33,802,513	$21,418,578
(Capital Loss Carryforward)	$(97,337,228)	$(582,101,719)

Tax Composition of Distributions
Ordinary Income	$47,320,030	$27,789,064

Dividends and Distributions to Shareholders

Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Funds declare and pay dividends annually. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may

Notes to Financial Statements	35

SSgA
International Equity Funds

Notes to Financial Statements, continued — August 31, 2011

be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

The amount and character of income and gains to be distributed are determined in accordance with federal tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes. Permanent differences between book and tax accounting are reclassified to paid-in-capital. The differences between federal tax regulations and U.S. GAAP are primarily due to investments in swaps, futures, forward contracts, passive foreign investment companies, foreign denominated investments, and certain securities sold at a loss.

Expenses

Most expenses can be directly attributed to a Fund. Expenses of the Investment Company which cannot be directly attributed to a Fund are allocated among all Funds of the Investment Company based principally on their relative average net assets.

The Emerging Markets Fund offers Select Class shares and the International Stock Selection Fund offers Class R Shares. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts and transactions of the Funds are translated into U.S. dollars on the following basis:

(a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

(b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

Reported net realized gains or losses from foreign currency-related transactions arise from sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains (losses) from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities resulting from changes in the exchange rates.

The Funds do not isolate that portion of the results of operations of a Fund that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the period. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (loss) on debt obligations.

Capital Gains Taxes

The Emerging Markets Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. This Fund has recorded a deferred tax liability in respect of unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at August 31, 2011. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statement of Assets and Liabilities for the Fund. The amounts related to capital gain taxes are included in net realized gain (loss) on investments in the Statement of Operations for the Fund.

	Deferred	Capital
	Tax Liability	Gains Taxes
Emerging Markets Fund	$2,211,424	$1,266,257

36	Notes to Financial Statements

SSgA
International Equity Funds

Notes to Financial Statements, continued — August 31, 2011

Derivatives

To the extent permitted by the investment objective, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Funds’ use of derivatives includes exchange-traded futures and index swaps. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment objectives.

The Funds typically use derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of options and futures to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances. Hedging is used by the Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist in meeting the Funds’ investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk, counterparty risk, interest rate risk and credit risk.

The Funds held no derivative instruments as of August 31, 2011.

The effects of Derivative Instruments on the Statements of Operations for the period ended August 31, 2011 were as follows:

(Amounts in thousands)
	Emerging		International Stock
	Markets Fund		Selection Fund
		Foreign		Foreign
		Currency		Currency
Derivatives not accounted for as hedging instruments	Equity Contracts	Contracts	Equity Contracts	Contracts
Location
Statement of Operations — Net realized gain (loss)
Futures contracts	$—	$—	$(2,022)	$—
Foreign Currency-related transactions	—	—	—	—
Index swap contracts	(1,108)	—	—	—

Total	$(1,108)	$—	$(2,022)	$—

Location
Statement of Operations — Net change in unrealized appreciation (depreciation)
Futures contracts	$—	$—	$—	$—
Foreign Currency-related transactions	—	1	—	18
Index swap contracts	1,051	—	—	—

	$1,051	$1	$—	$18

For the period ended August 31, 2011 the International Stock Selection Fund’s quarterly holdings of futures contracts were as follows:

Number of Futures Contracts Outstanding
International Stock
Quarter Ended	Selection Fund
November 30, 2010	—
February 28, 2011	—
May 31, 2011	81
August 31, 2011	—

Notes to Financial Statements	37

SSgA
International Equity Funds

Notes to Financial Statements, continued — August 31, 2011

For the period ended August 31, 2011 the Funds’ quarterly holdings of foreign currency exchange contracts were as follows:

	Outstanding Contract Amounts Sold		Outstanding Contract Amounts Bought
	Emerging	International Stock	Emerging	International Stock
Quarter Ended	Markets Fund	Selection Fund	Markets Fund	Selection Fund
November 30, 2010	3,168,739	611,202	34,269,757	462,566
February 28, 2011	496,145	3,136,153	1,044	2,238,942
May 31, 2011	10,879,925	—	555,709	—
August 31, 2011	—	—	—	—

For the period ended August 31, 2011 the Emerging Market Fund’s quarterly holdings of swap contracts were as follows:

Index Swap
Notional Amounts
Quarter Ended	Outstanding
November 30, 2010	17,091,882
February 28, 2011	7,133,782
May 31, 2011	—
August 31, 2011	—

Foreign Currency Exchange Contracts

In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“contracts”). Additionally, from time to time the Funds may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the accompanying Statements of Assets and Liabilities. Realized gains (losses) arising from such transactions are included in net realized gain (loss) from foreign currency-related transactions.

Futures Contracts

The Funds are currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as the variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. As of August 31, 2011, the Emerging Markets Fund and International Stock Selection Fund had no cash collateral balances held in connection with futures contracts purchased (sold).

Index Swaps

The Emerging Markets Fund has entered into index swap agreements in order to efficiently participate in certain foreign markets. Pursuant to these agreements, the Fund pays the swap counterparties based on the notional amount an agreed upon rate (e.g., the 12-month USD LIBOR BBA rate). During the terms of the agreements, changes in the underlying values of the swaps are recorded as unrealized gain (loss) and are based on changes in the value of the underlying index or security. The underlying index or security is valued at the published daily closing price. Accrued interest expense to be paid to the swap counterparties or accrued interest income to be paid to the Fund, at the agreed upon dates, are recognized as unrealized gain (loss). Amounts paid to and received from the swap counterparties representing capital appreciation (depreciation) on the underlying securities and accrued interest expense and interest income are recorded as net realized gain (loss). The Fund is exposed to credit and counterparty risk in the event of non-performance by the swap counterparties. The Fund minimizes this risk by entering into agreements only with counterparties that SSgA Funds Management, Inc. (“the Advisor”) deems creditworthy. This risk is also mitigated by investing the portfolio in assets generating cash flows complimentary to the returns it is required to pay. The Fund has segregated certain short-term investments (identified in the accompanying Schedule of Investments) as collateral for the

38	Notes to Financial Statements

SSgA
International Equity Funds

Notes to Financial Statements, continued — August 31, 2011

notional amount under the index swap agreements. As of August 31, 2011, the Emerging Markets Fund had no cash collateral held in connection with swap contracts purchased (sold).

Participation Notes

The Emerging Markets Fund may purchase participation notes, also known as participation certificates or participation interest notes. Participation notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a frontier emerging market country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. There can be no assurance that there will be a trading market or that the trading price of a participation note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. The Fund relies on the creditworthiness of the counterparty issuing the participation note and has no rights against the issuer of the underlying security. The Fund minimizes this risk by entering into agreements only with counterparties that the Advisor deems creditworthy. Due to liquidity and transfer restrictions, the secondary markets on which the participation notes are traded may be less liquid than the markets for other securities, or may be completely illiquid.

Fund Concentration

The investments by the Funds in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Investment in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

Guarantees

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

3.	Investment Transactions

Securities

For the period ended August 31, 2011, purchases and sales of investment securities, excluding short-term investments and derivative contracts, were as follows:

	Purchases	Sales
Emerging Markets Fund	$1,239,472,915	$1,578,360,254
International Stock Selection Fund	733,471,790	1,116,872,220

Notes to Financial Statements	39

SSgA
International Equity Funds

Notes to Financial Statements, continued — August 31, 2011

Securities Lending

The Investment Company participates in a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets. Each Fund receives cash (U.S. currency), U.S. Government, U.S. Government agency obligations or foreign government securities as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral must be invested by State Street Bank and Trust Company (“State Street,” the lending agent and an affiliate of the Advisor) in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on a lending Fund’s statement of assets and liabilities along with the related obligation to return the collateral. At period end, all such cash collateral was invested in the State Street Navigator Securities Prime Lending Portfolio, a money market fund affiliated with the Advisor.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as securities lending income for the Funds. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders’ fees, which are divided between the Fund and State Street and are recorded as security lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Funds, and any additional required collateral is delivered to the Funds the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery or loss of rights in the securities loaned or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

As of August 31, 2011, the non-cash collateral received for the securities on loan was as follows:

	Non-Cash
	Collateral Value	Non-Cash Collateral Holding
Emerging Markets Fund	$83,180	Pool of U.S. Government and Foreign Government Bonds
International Stock Selection Fund	611,215	Pool of U.S. Government and Foreign Government Bonds

The Funds cannot repledge or sell non-cash collateral balances.

4.	Related Party Transactions, Fees and Expenses

Advisor and Affiliates

The Advisor manages the Funds pursuant to an Investment Advisory Agreement dated May 1, 2001, as amended, between the Investment Company and the Advisor. The Advisor is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street Corporation and its affiliated companies. The Advisor directs the investments of the Funds in accordance with their investment objectives, policies, and limitations. For these services, each Fund pays a fee to the Advisor, calculated daily and paid monthly, at the annual rate of 0.75% of their average daily net assets.

If the total expenses of the Institutional Class are above its cap, the Advisor will waive its advisory fee for both Institutional and Class R in an equal amount to reduce the total expenses to the level of the cap in effect for the Institutional Class. If thereafter the total expenses for Class R remain above the total expense cap in effect for Class R, then State Street Global Markets, LLC (the “Distributor”), a wholly-owned subsidiary of State Street Corporation, will waive up to 0.70% of the average daily net assets of the distribution (12b-1) and service fee to further reduce the total expenses of Class R to the level of its cap. If after waiving the full 0.70% of the average daily net assets of Class R and Class R remains above the total expense cap, then the Advisor will reimburse Class R for all expenses to the level of the cap. If only Class R is above its respective expense cap, then the Distributor will waive up to 0.70% of the average daily net assets of distribution (12b-1) and service fees.

The Advisor has contractually agreed to waive up to the full amount of the Emerging Markets Fund’s advisory fees and to reimburse the Institutional Class for all expenses in excess of 1.25% of average daily net assets on an annual basis until December 31, 2011 (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees). There were no

40	Notes to Financial Statements

SSgA
International Equity Funds

Notes to Financial Statements, continued — August 31, 2011

waivers for the Institutional Class or Select Class for the period ended August 31, 2011. The total amount of reimbursements for the period ended August 31, 2011 was $234,822 for the Institutional Class and $134,033 for Select Class.

The Advisor has contractually agreed to waive up to the full amount of the International Stock Selection Fund’s advisory fees and to reimburse the Institutional Class and Class R for all expenses in excess of 1.00% and 1.60%, respectively, of each class’ average daily net assets on an annual basis until December 31, 2011 (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees). The total amount of waiver for the period ended August 31, 2011 was $1,756,160 for the Institutional Class and $4,086 for Class R. There were no reimbursements for the Institutional Class or Class R for the period ended August 31, 2011.

The Advisor does not have the ability to recover amounts waived or reimbursed from prior periods.

The Investment Company also has a contract with State Street to provide custody and fund accounting services to the Funds. For these services, the Funds pay State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses.

The Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds’ objectives) in the SSgA Prime Money Market Fund (“Central Fund”) (a series of the Investment Company not presented herein). Shares of the Central Fund sold to and redeemed from any participating fund will not be subject to a redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a participating fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each participating fund in an amount that offsets the amount of such distribution and/or service fees incurred by the participating fund. As of August 31, 2011, $1,320,697 of the Central Fund’s net assets represents investments by these Funds, and $14,185,066 represents the investments of other Investment Company Funds not presented herein.

Amounts related to investments in the Central Fund during the period ended August 31, 2011 were as follows:

		Purchases	Sales	Realized	Income
Funds	Market Value	Cost	Cost	Gain (Loss)	Distributions
Emerging Markets Fund	$747,450	$312,980,446	$322,186,823	$—	$6,239
International Stock Selection Fund	573,247	89,676,901	89,430,227	—	903

Effective September 1, 2006, the Advisor has voluntarily agreed to waive a portion of certain Funds’ advisory fee equal to the advisory fee paid by certain Funds to the Central Fund. In addition, if Central Fund shares sold to and/or redeemed from a participating fund are subject under a 12b-1 Plan to any distribution fee or service fee, the Advisor will waive its advisory fee for each participating Fund in an amount that offsets the amount of such fee incurred by the participating Fund. For the period ended August 31, 2011, the total advisory fees waived are as follows:

Amounts
Emerging Markets Fund	$5,932
International Stock Selection Fund	1,074

Boston Financial Data Services (“BFDS”) a joint venture of DST Systems, Inc. and State Street Corporation, serves as transfer, dividend paying, and shareholder servicing agent to the Funds. For these services, the Funds pay annual account services fees, activity based fees, charges related to compliance and regulatory services and a minimum fee of $200 for each Fund.

In addition, the Funds have entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds’ expenses. During the period, the Funds’ custodian fees were reduced by the following amounts under these arrangements:

Amounts
Emerging Markets Fund	$661
International Stock Selection Fund	27

Notes to Financial Statements	41

SSgA
International Equity Funds

Notes to Financial Statements, continued — August 31, 2011

Securities Lending

For the period September 1, 2010 through August 31, 2011, State Street earned securities lending agent fees as follows:

Agent
Fees Earned
Emerging Markets Fund	$84,198
International Stock Selection Fund	75,160

Administrator

Russell Fund Services Company (“RFSC” or the “Administrator”) serves as the Investment Company’s Administrator, pursuant to an administration agreement dated January 1, 2008 (the “Administration Agreement”). Under the Administration Agreement, the Administrator supervises certain administrative aspects of the Investment Company’s operations. The Investment Company pays the Administrator an annual fee, payable monthly on a pro rata basis. RFSC is a wholly owned subsidiary of Russell Investment Management Company (“RIMCo”). The annual fee is based on the following percentages of the average daily net assets of the Funds: $0 up to $1 billion — 0.07%; over $1 billion — 0.05%. In addition, the Administrator charges a flat fee of $30,000 per year per Fund with less than $500 million in assets under management. In addition, the Funds reimburse the Administrator for out-of-pocket expenses.

Distributor and Shareholder Servicing

The Investment Company has adopted a distribution agreement dated March 1, 2002, as amended, between the Investment Company and the Distributor, to promote and offer shares of the Investment Company. The Distributor may enter into agreements with other related and non-related parties. The amounts paid to the Distributor are included in the accompanying Statements of Operations.

Institutional Class

The Investment Company has adopted a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under the Plan, the Investment Company is authorized to make payments to the Distributor, or any shareholder servicing agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

Each Fund has a shareholder servicing agreement with State Street and the following entities related to State Street: State Street Global Markets LLC (“Global Markets”), Fiduciary Investors Services Division of State Street (“Fiduciary Investors Services”) and High Net Worth Services Division of State Street (“High Net Worth Services”) (collectively, the “Agents”), as well as several unaffiliated services providers. For these services, each Institutional Class pays 0.025% to State Street, and a maximum of 0.175% to each of the other named affiliated Agents, based upon the average daily value of all Institutional Class shares held by or for customers of these Agents. For the period ended August 31, 2011, each Institutional Class paid the following shareholder servicing expenses to the Agents:

		Global
	State Street	Markets
Emerging Markets Fund	$398,644	$11,635
International Stock Selection Fund	238,399	909

The Institutional Class did not incur any expenses from Fiduciary Investors Services or High Net Worth Services during the period.

The combined distribution and shareholder servicing payments shall not exceed 0.25% of the average daily value of net assets of the Institutional Class on an annual basis. The shareholder servicing payments shall not exceed 0.20% of the average daily value of net assets of the Institutional Class on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the Plan is in effect. The class’ responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the

42	Notes to Financial Statements

SSgA
International Equity Funds

Notes to Financial Statements, continued — August 31, 2011

expenditure was incurred. The Board or a majority of the class’ shareholders have the right, however, to terminate the Plan and all payments thereunder at any time. The Institutional Class will not be obligated to reimburse the Distributor for carryover expenses subsequent to the plan’s termination or discontinuation. As of August 31, 2011, the Emerging Markets Fund and the International Stock Selection Fund had carryover expenses totaling $361,501 and $0, respectively.

Class R

The Investment Company has adopted a distribution plan for the Class R Shares pursuant to Rule 12b-1 (the “R Plan”) under the 1940 Act. Under the R Plan, each Fund pays the Distributor a fee not to exceed 0.70% of the fund’s average net value per year, for distribution, shareholder and administrative services provided to the Fund by the Distributor and financial intermediaries.

The Distributor pays the financial intermediaries for shareholder and administrative services provided to a Fund out of the fee the Distributor receives from the Fund. Fees paid to the financial intermediaries providing shareholder and administrative services to a Fund are not permitted by the R Plan to exceed 0.65% of the Fund’s average net asset value per year. Payments to the Distributor for distribution and shareholder services to a Fund are not permitted by the R plan to exceed 0.05% of the Funds’ average daily net assets per year. Any payments that are required to be made to the Distributor or financial intermediaries that cannot be made because of the limitations contained in the R Plan may be carried forward and paid in the following two fiscal years so long as the R Plan is in effect.

Under the R Plan, the Funds have adopted a distribution agreement with the Distributor. For these services, Class R pays the Distributor 0.05% of the daily net asset value. For the period ended August 31, 2011, International Stock Selection Class R paid $1,109 to Global Markets.

Select Class

The Investment Company has adopted a distribution plan with respect to the Select Class pursuant to Rule 12b-1 (the “Select Plan”) under the 1940 Act. The Select Plan provides that the Select Class pay a service fee for the performance of certain administrative functions in connections with purchases and redemptions of shares of the Select Class and related services provided to Select Class shareholders by the Distributor. Payments to State Street for shareholder and administrative services are not permitted by the Select Plan to exceed 0.025% of each Fund’s average net asset value per year. Any payments that are required to be made to State Street that cannot be made because of the limitations contained in the Select Plan may be carried forward and paid in the following two fiscal years so long as the Select Plan is in effect. There were no carryover expenses as of August 31, 2011.

Under the Select Plan, the Funds have adopted a distribution agreement with the Distributor. For these services, Select Class pays the Distributor 0.025% of the daily net asset value. For the period ended August 31, 2011, Emerging Markets Select Class paid $227,539 to Global Markets.

Board of Trustees

The Investment Company paid each trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for Board and committee meetings attended. These expenses are allocated among all of the Funds of the Investment Company, except for the Life Solutions Funds, based upon their relative net assets.

Notes to Financial Statements	43

SSgA
International Equity Funds

Notes to Financial Statements, continued — August 31, 2011

Accrued fees payable to affiliates and trustees as of August 31, 2011 were as follows:

		International
		Stock
	Emerging	Selection
	Markets Fund	Fund
Advisory fees	$1,358,045	$490,191
Administration fees	93,118	31,989
Custodian Fees	288,798	65,066
Shareholder servicing fees	110,876	20,613
Transfer agent fees	256,269	129,582
Trustee fees	14,236	9,633

	$2,121,342	$747,074

5.	Fund Share Transactions

	(amounts in thousands)
	For the Fiscal Years Ended August 31,
	2011		2010
Emerging Markets Fund	Shares	Dollars	Shares	Dollars
Institutional Class
Proceeds from shares sold	24,682	$544,338	19,491	$365,574
Proceeds from reinvestment of distributions	1,210	26,421	1,731	32,509
Payments for shares redeemed	(25,325)	(557,699)	(39,536)	(738,741)

	567	13,060	(18,314)	(340,658)

Select Class
Proceeds from shares sold	2,039	44,460	8,051	151,690
Proceeds from reinvestment of distributions	413	9,045	686	12,903
Payments for shares redeemed	(17,726)	(392,314)	(24,169)	(454,782)

	(15,274)	(338,809)	(15,432)	(290,189)

Total net increase (decrease)	(14,707)	$(325,749)	(33,746)	$(630,847)

International Stock Selection Fund

Institutional Class
Proceeds from shares sold	8,510	$85,836	23,136	$213,755
Proceeds from reinvestment of distributions	2,787	27,569	4,127	39,843
Payments for shares redeemed	(48,245)	(489,311)	(72,476)	(677,553)

	(36,948)	(375,906)	(45,213)	(423,955)

Class R
Proceeds from shares sold	79	808	60	556
Proceeds from reinvestment of distributions	5	49	7	70
Payments for shares redeemed	(123)	(1,251)	(98)	(899)

	(39)	(394)	(31)	(273)

Total net increase (decrease)	(36,987)	$(376,300)	(45,244)	$(424,228)

6.	Interfund Lending Program

The Funds participate in a joint lending and borrowing facility. Portfolios of the Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund’s fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Funds will borrow through the program only

44	Notes to Financial Statements

SSgA
International Equity Funds

Notes to Financial Statements, continued — August 31, 2011

when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs. For the period ended August 31, 2011, Miscellaneous expenses on the Statements of Operations for the Emerging Markets and International Stock Selection Funds include $18,202 and $8,448 of interest expense, respectively, paid under the Interfund Lending Program for the period ended August 31, 2011.

7.	Restricted Securities

Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933 (the “Act”). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

For the period ended August 31, 2011, there were no restricted securities held by a Fund that were illiquid.

Illiquid securities and restricted securities may be priced by the Funds using the Fair Value Procedures approved by the Board.

8.	Market, Credit and Counterparty Risk

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by each Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by each Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Funds’ Statements of Assets and Liabilities.

9.	Subsequent Events

Management has evaluated events and transactions that may have occurred since August 31, 2011, through the date the financial statements were issued, that would merit recognition or additional disclosure in the financial statements. During this review nothing was discovered which would require disclosure within the Financial Statements.

Notes to Financial Statements	45

SSgA
International Equity Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the SSgA Funds and Shareholders of the SSgA Emerging Markets Fund and SSgA International Stock Selection Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SSgA Emerging Markets Fund and SSgA International Stock Selection Fund (the “Funds”) (two of the funds comprising the SSgA Funds) as of August 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 28, 2011

46	Report of Independent Registered Public Accounting Firm

SSgA
International Equity Funds

Tax Information — August 31, 2011(Unaudited)

The Funds paid distributions from long-term capital gains during their taxable year ended August 31, 2011 as follows:

Emerging Markets Fund	$0
International Stock Selection Fund	$0

The Funds designate dividends during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Emerging Markets Fund	0%
International Stock Selection Fund	0%

For the tax year ended August 31, 2011, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011.

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid and gross income earned from foreign sources in the taxable year ended August 31, 2011:

	Foreign		Foreign
	Taxes	Foreign Taxes	Sources	Foreign Source
Funds	Paid	Paid per Share	Income	Income per Share
Emerging Markets	$6,941,571	$0.0668	$53,923,281	$0.5185
International Stock Selection	1,791,410	0.0216	33,304,773	0.4008

Please consult a tax advisor for questions about federal or state income tax laws.

Tax Information	47

SSgA
International Equity Funds

Basis for Approval of Investment Advisory Contracts (Unaudited)

Approval of Investment Advisory Agreement

Overview of the Contract Review Process

[1]	(

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment advisor or sub-advisor may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of those trustees who are not “interested persons” of the fund (commonly referred to as the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Board of Trustees (the “Board”) of the SSgA Funds (the “Trust”), including a majority of the Independent Trustees of the Trust, met on March 21, 2011 and on April 20 and 21, 2011 to consider proposals to approve, with respect to each portfolio series of the Trust (each, a “Fund” and collectively, the “Funds”), continuation of the investment advisory agreement (the “Advisory Agreement”) with SSgA Funds Management, Inc. (the “Advisor”) and, with respect to the SSgA Tuckerman Active REIT Fund, the subadvisory agreement (the “Subadvisory Agreement”) with The Tuckerman Group, LLC (the “Subadvisor”). Prior to voting on these proposals, the Board reviewed information furnished by the Advisor, the Subadvisor and others reasonably necessary to permit the Board to evaluate the proposals fully. Such information included, among other things, the following:

Information about Performance, Expenses and Fees

•  A report prepared by an independent provider of investment company data, which includes for each Fund:

○	Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended December 31, 2010, as applicable, to the performance of an appropriate benchmark for the Fund and a universe of other mutual funds with similar investment objectives and policies;

○	Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent data provider;

○	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five years, as applicable; and

○	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•	Comparative information concerning fees charged by the Advisor and Subadvisor for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds; and

•	Profitability analyses for the Advisor and its affiliates with respect to each Fund.

(1 Over the course of more than 20 years, the Independent Trustees have identified numerous relevant issues, factors and concerns (“issues, factors and concerns”) that they consider each year in connection with the proposed continuation of the advisory and sub-advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the “annual review process”). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the “special meeting”). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management responds to such comments and questions to the satisfaction of the Independent Trustee before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

48	Basis for Approval of Investment Advisory Contracts

SSgA
International Equity Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

Information about Portfolio Management

•	Descriptions of the investment management services provided by the Advisor and Subadvisor, including their investment strategies and processes;

•	Information concerning the allocation of brokerage and the benefits received by the Advisor as a result of brokerage allocation, including information concerning the acquisition of any research through “soft dollar” benefits received in connection with the Funds’ brokerage; and

•	Information regarding the procedures and processes used to value the assets of the Funds and the assistance provided to the administrator of the Funds by the Advisor in monitoring the effectiveness of such procedures and processes.

Information about the Advisor and Subadvisor

•	Reports detailing the financial results and condition of the Advisor and its affiliates;

•	Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Funds;

•	A copy of the Code of Ethics adopted by the Advisor and Subadvisor, together with information relating to compliance with and the administration of such Code;

•	A copy of the Advisor’s proxy voting policies and procedures;

•	Information concerning the resources devoted by the Advisor to overseeing compliance by the Funds and their service providers, including the Advisor’s record of compliance with investment policies and restrictions and other operating policies of the Funds; and

•	A description of the business continuity and disaster recovery plans of the Advisor.

Other Relevant Information

•	Information concerning the nature, quality and cost of various non-investment management services provided to the Funds by affiliates of the Advisor, including the custodian, fund accountant, transfer agent and securities lending agent of the Funds, and the role of the Advisor in managing the Funds’ relationship with these service providers;

•	Copies of the Advisory Agreement, Subadvisory Agreement and agreements with other service providers of the Funds;

•	Additional data requested from an independent provider of investment company data by the Independent Trustees on (a) the SSgA Funds money market portfolios to determine the magnitude to which the absolute difference in yields separated the better performing from the poorer performing funds; and (b) the SSgA Funds quantitative equity portfolios to determine how they performed in the larger universe;

•	Draft responses to letters dated February 16, 2011 from the Funds’ Counsel, Goodwin Procter LLP, and reviewed prior to such date by Independent Counsel, Joseph P. Barri, requesting specific information, from each of:

○	The Advisor, with respect to its operations relating to the Funds and its approximate profit margins before taxes from such operations for the Funds’ last fiscal year; the operations of the Subadvisor relating to the to SSgA Tuckerman Active REIT Fund; and the relevant operations of other affiliated service providers to the Funds, together with their approximate profit margins from such relevant operations for the Funds’ last fiscal year;

○	Russell Fund Services Company (“RFSCo”), the administrator for the Funds, with respect to its operations relating to the Funds; and

○	State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Funds (the “Distributor”), with respect to its operations relating to the Funds, together with the Funds’ related distribution plans and arrangements under Rule 12b-1 under the Investment Company Act of 1940, as amended;

Basis for Approval of Investment Advisory Contracts	49

SSgA
International Equity Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

•	Excerpts from the Funds’ most recent Prospectuses, Statements of Additional Information and Annual Reports for the fiscal year ended August 31, 2010, including (i) the latest prospectus descriptions of each Fund’s investment objectives, strategies and authorized investment techniques and investments; and (ii) the latest Portfolio Management Discussion of Performance for each Fund, as prepared by its portfolio management team, together with a graphic comparison of the performance of each Fund with its benchmark index, for its fiscal year ended August 31, 2010;

•	Morningstar materials as of December 31, 2010, obtained by an Independent Trustee and circulated to the other Independent Trustees and to Independent Counsel, with respect to the Funds for which such materials were then available; and

•	A summary of the foregoing materials prepared by Independent Counsel.

In addition to the information identified above, the Board considered information provided from time to time by the Advisor, the Subadvisor and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Advisor and/or Subadvisor relating to the performance of the Funds and the investment strategies used in pursuing each Fund’s investment objective.

The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and Subadvisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement and Subadvisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on April 21, 2011 the Board, including a majority of the Independent Trustees, voted to approve the continuation of the Advisory Agreement and Subadvisory Agreement effective May 2, 2010, for an additional year with respect to all Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement and Subadvisory Agreement, the Board evaluated the nature, extent and quality of services provided to each Fund by the Advisor and, with respect to SSgA Tuckerman Active REIT Fund, the Subadvisor.

The Board considered the Advisor’s and Subadvisor’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Advisor in developing and applying proprietary quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Advisor to the evaluation of credit, interest-rate and currency risks. With respect to those Funds that operate as money market mutual funds, the Board considered the Advisor’s success in maintaining the constant dollar value of each Fund through extraordinary market conditions, including the Advisor’s success in avoiding the purchase of instruments that subsequently became impaired as to their value. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management. The Board also considered the business reputation and past experience of the Subadvisor in managing securities issued by publicly traded real estate investment trusts.

The Board reviewed the compliance programs of the Advisor and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Advisor in monitoring each Fund’s securities lending activities.

50	Basis for Approval of Investment Advisory Contracts

SSgA
International Equity Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

On the basis of the foregoing and other relevant information, the Board concluded that the Advisor and the Subadvisor can be expected to continue to provide high quality investment management and related services for the Funds.

Fund Performance

The Board compared each Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2010.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory (a) by comparison to the performance of its peer group funds, or (b) after considering steps taken by management to improve the performance of certain Funds.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers. As part of its review, the Board considered each Fund’s management fee (or in the case of SSgA Life Solutions Balanced Fund, SSgA Life Solutions Growth Fund and SSgA Life Solutions Income & Growth Fund, the management fees payable by each Fund’s underlying funds) and total expense ratio (both before and after giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Advisor to the fees charged and services provided to other clients of the Advisor, including institutional accounts. In addition, the Board considered the willingness of the Advisor to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Advisor and Subadvisor, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of similar mutual funds and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Advisor and its affiliates in providing investment advisory and other services to each Fund and to all Funds as a group. The Board considered other direct and indirect benefits received by the Advisor and its affiliates in connection with their relationships with the Funds, including the benefits of research services that may be available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients.

The Board concluded that the profitability of the Advisor and its affiliates with respect to each Fund is reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Advisor and its affiliates, on the one hand, and each Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of each Fund and all Funds as a group, the level of profitability of the Advisor and its affiliates with respect to each Fund and all Funds as a group over various time periods, and the comparatively low management fee and expense ratio of each Fund during these periods, it does not appear that the Advisor or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.

Basis for Approval of Investment Advisory Contracts	51

SSgA
International Equity Funds

Shareholder Requests for Additional Information — August 31, 2011 (Unaudited)

The Funds have adopted the proxy voting policies of the Advisor. A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities are contained in the Funds’ Statement of Additional Information, which is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the Securities and Exchange Commission’s public reference room.

The Funds will file their complete schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Funds’ semi-annual and annual financial statements. The Funds’ Form N-Q is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the Securities and Exchange Commission’s public reference room.

52	Shareholder Requests for Additional Information

SSgA
International Equity Funds

Disclosure of Information about Fund Trustees and Officers —
August 31, 2011 (Unaudited)

The following tables provide information for each trustee and principal officers of the Investment Company, which consists of 20 funds. The first table provides information about the trustees who are interested persons. The second table provides information about the independent trustees. The third table provides information about the officers.

			Principal Occupation(s)	Number of	Other
	Position(s) Held		During Past 5 Years;	Portfolios in	Directorships
Name,	with SSgA Funds;	Term	and Other	Fund Complex	Held by
Age,	Length of	of	Relevant Experience,	Overseen	Trustee During
Address	Time Served	Office	Attributes and Skills(1)	by Trustee	Past 5 Years
INTERESTED TRUSTEE
Shawn C.D. Johnson Born March 3, 1963 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Trustee since November 2008	Until successor is elected by Trustees	• 2008 to Present, Director of SSgA FM; • 2003 to Present, Senior Managing Director, Chairman, SSgA Investment Committee, State Street Global Advisors; • 2006 to Present, Trustee, Berea College; Member of Berea Investment Committee, Audit Committee and Finance Committee; • 2009 to Present, Member of Virginia Tech Foundation Investment Committee; and • June 2008 to August 2010, Chairman, Financial Service Sector Coordinating Counsel.	20	None

INDEPENDENT TRUSTEES

Lynn L. Anderson Born April 22, 1939 1301 Second Avenue, 18th Floor Seattle, WA 98101	Member, Board of Trustees (Chairman of the Board from 1988 to December 2008) Member, Audit Committee, Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• Until December 2005, Vice Chairman, Frank Russell Company (institutional financial consultant) (Retired); • March 2007 to September 2010, member, IDC Board of Governors; • September 2007 to September 2010, member Investment Company Institute Board of Governors; • September 2008 to September 2010, member Investment Company Institutie and IDC Investment Committee; and • Until December 2008, Director, Russell Trust Company (Retired).	20	Until December 2005, Chairman of the Board, 34 Russell Investment Company and 5 Russell Investment Funds (registered investment companies) (Retired).

William L. Marshall Born December 12, 1942 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1988 Chairman, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner and Member, Financial Planners Association; and • Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	20	None

Disclosure of Information about Fund Trustees and Officers	53

SSgA
International Equity Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2011 (Unaudited)

			Principal Occupation(s)	Number of	Other
	Position(s) Held		During Past 5 Years;	Portfolios in	Directorships
Name,	with SSgA Funds;	Term	and Other	Fund Complex	Held by
Age,	Length of	of	Relevant Experience,	Overseen	Trustee During
Address	Time Served	Office	Attributes and Skills(1)	by Trustee	Past 5 Years
INDEPENDENT TRUSTEES (continued)

Steven J. Mastrovich(2) Born November 3, 1956 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1988 Member, Audit Committee Chairman, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• June 2010 to Present, Managing Director and Head of Private Capital Markets, J.P. Morgan Real Estate and Lodging Investment Banking Group; • January 2009 to June 2010, Managing Director, Head of Investor Relations, Highbridge Principal Strategies (a J.P. Morgan subsidiary); and • October 2000 to January 2009, Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate investments within the US).	20	None

Patrick J. Riley Born November 30, 1948 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1988 Independent Chairman of the Board since January 2009 Member (ex-officio), Audit Committee Member (ex-officio), Governance Committee Member (ex-officio), Valuation Committee Member (ex-officio), Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• 2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; • 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); • 1998 to Present, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company); to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); • 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); • January 2009 to Present, Independent Director, SSgA Fixed Income plc; and • January 2009 to Present, Independent Director, SSgA Qualified Funds plc.	20	None

54	Disclosure of Information about Fund Trustees and Officers

SSgA
International Equity Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2011 (Unaudited)

			Principal Occupation(s)	Number of	Other
	Position(s) Held		During Past 5 Years;	Portfolios in	Directorships
Name,	with SSgA Funds;	Term	and Other	Fund Complex	Held by
Age,	Length of	of	Relevant Experience,	Overseen	Trustee During
Address	Time Served	Office	Attributes and Skills(1)	by Trustee	Past 5 Years
INDEPENDENT TRUSTEES (continued)

Richard D. Shirk Born October 31, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1988 Member, Audit Committee Member, Governance Committee Member, Valuation Committee Chairman, Qualified Legal and Compliance Committee	Until successor is elected by Trustees
• March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired);
• 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare);
• 1998 to December 2008, Chairman, Board Member and Investment Committee Member, Healthcare Georgia Foundation (private foundation);
• September 2002 to May 2011, Lead Director and Board Member, Amerigroup Corp. (managed health care) (Retired);
• 1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and
• 2003 to 2009, Trustee, Gettysburg College.
				20	None

Bruce D. Taber Born April 25, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1991 Member, Audit Committee Member, Governance Committee Chairman, Valuation Committee Member, Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• 1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); • Until December 2008, Independent Director, SSgA Cash Management Fund plc; • Until December 2008, Independent Director, State Street Global Advisors Ireland, Ltd. (investment companies); and • Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	20	None

(1)	The information reported includes the principal occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.
(2)	Ceased to be a Trustee effective October 3, 2011.

Disclosure of Information about Fund Trustees and Officers	55

SSgA
International Equity Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2011 (Unaudited)

Position(s)
Name,	with SSgA Funds;	Term
Age,	and Length of	of	Principal Occupation(s)
and Address	Time Served	Office	During Past Five Years
OFFICERS
James E. Ross Born June 24, 1965 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	President and Chief Executive Officer from January 2006 to Present; and Principal Executive Officer since 2005	Until successor is elected by Trustees
• 2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management Inc. (investment advisor);
• March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and
• President, Principal Executive Officer and Trustee, SPDR Series Trust, SPDR Index Shares Funds; and Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds and State Street Institutional Investment Trust; President and Principal Executive Officer, State Street Navigator Securities Lending Trust (registered investment companies).

Ellen M. Needham Born January 4, 1967 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Vice President since May 2006	Until successor is elected by Trustees
• Chief Operating Officer and Vice President, SSgA Funds Management, Inc. (investment advisor);
• March 2011 to Present, Senior Managing Director (July 2007 to March 2011, Managing Director; June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors; and
• Vice President, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies).

Jacqueline Angell Born October 12, 1974 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Chief Compliance Officer since April 2011	Until successor is elected by Trustees	• July 2008 to Present, Vice President, State Street Global Advisors; and • April 2006 to June 2008, Director, Investment Advisor Oversight, Fidelity Investments.

Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer and Principal Accounting Officer since 2000	Until successor is elected by Trustees
• 2009 to Present, Global Head of Fund Operations, Russell Investments;
• 1998 to 2009, Director, Fund Administration, Russell Investment Management Company, Russell Fund Services Company, Russell Trust Company and Russell Financial Services Company; and
• Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds.

Sandra G. Richardson Born January 12, 1971 1096 Avenue of the Americas 14th Floor New York, NY 10036	Secretary and Chief Legal Officer since 2010	Until successor is elected by Trustees
• September 2010 to Present, Associate General Counsel (January 2008 to September 2010, Associate Counsel), Russell Investments; and
• November 2003 to November 2007, Associate, Kirkpatrick & Lockhart Preston Gates Ellis LLP.

56	Disclosure of Information about Fund Trustees and Officers

SSgA
International Equity Funds
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 647-7327

Trustees
Lynn L. Anderson
Shawn C.D. Johnson
William L. Marshall
Steven J. Mastrovich*
Patrick J. Riley, Chairman
Richard D. Shirk
Bruce D. Taber
Officers
James E. Ross, President, Chief Executive Officer and Principal Executive Officer
Mark E. Swanson, Treasurer and Principal Accounting Officer
Ellen M. Needham, Vice President
Jacqueline Angell, Chief Compliance Officer
Sandra G. Richardson, Secretary and Chief Legal Officer
Ross E. Erickson, Assistant Treasurer
Kimberlee A. Lloyd, Assistant Treasurer
David J. Craig, Assistant Treasurer
Carla L. Anderson, Assistant Secretary
Investment Advisor
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900

Custodian and Office of Shareholder Inquiries
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171
Transfer and Dividend Paying Agent
Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, Massachusetts 02171
Distributor
State Street Global Markets, LLC
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
Administrator
Russell Fund Services Company
1301 Second Avenue
18th Floor
Seattle, Washington 98101
Legal Counsel
Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116

*	Ceased to be a Trustee effective October 3, 2011.

Distributor: State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSgA Funds pay State Street Bank and Trust Company for its services as custodian, transfer agent and shareholder servicing agent and pays SSgA Funds Management, Inc. for investment advisory services.

This information must be preceded or accompanied by a current prospectus or summary prospectus. Read the prospectus carefully before you invest or send money.

Fund Management and Service Providers	57

SSGA INTER AR

S&P 500 Index Fund

Annual Report
August 31, 2011

SSgA Funds
S&P 500 Index Fund
Annual Report
August 31, 2011

“SSgA” is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 This page has been intentionally left blank.

SSgA Funds
Letter from the President of SSgA Funds Management, Inc.

Dear Shareholder:

We are pleased to provide you with the August 31, 2011 Annual Report for the SSgA Funds which provides an overview of the investment discipline for each SSgA Fund as well as a discussion of management, performance data and related financial statements. As you review your overall investment strategy, we hope that you will find this information useful.

The U.S. economy and financial markets have followed an uncertain course and have been impacted this year by a number of unique events — the fractious battle over raising the debt ceiling, unrelenting high unemployment and Standard & Poor’s unprecedented decision to downgrade U.S. Government debt from a AAA credit rating to AA+. Additionally, the depressed housing market and an infectious lack of consumer confidence exacerbated equity volatility and underscored the continued flight to short-term bonds, Treasuries and money market funds, even as yields fell to record lows.

The international stage has featured similarly lackluster growth and pervasive volatility. A number of factors, from the fallout of the European debt crisis to policy tightening in developing countries, have combined to push the global economy to a saturation point where some have begun to question its ability to absorb additional market shocks.

In times when unrelenting volatility, dramatic selloffs and unexpected world events have heightened uncertainty for investors, we thank you for the confidence you have placed in the SSgA Funds.

Sincerely,

James Ross
President
SSgA Funds

President’s Letter	3

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SSgA
S&P 500 Index Fund

Portfolio Management Discussion and Analysis — August 31, 2011 (Unaudited)

Objective: The Fund seeks to replicate the total return of the S&P 500® Index.

Invests in: Shares of the State Street Equity 500 Index Portfolio.

Strategy: The Portfolio’s holdings are comprised of the 500 stocks in the S&P 500® Index. The Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market.

 S&P 500 Index Fund

Period Ended	Total
08/31/2011	Return

1 Year	18.26%
5 Years	0.65	%+
10 Years	2.53	%+

 Standard & Poor’s® 500 Composite Stock Price Index#

Period Ended	Total
08/31/2011	Return

1 Year	18.50%
5 Years	0.78	%+
10 Years	2.70	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the S&P 500 Index Fund as stated in the Fees and Expenses table of the prospectus dated December 20, 2010 is 0.19%.

See related Notes on following page.

S&P 500 Index Fund	5

SSgA
S&P 500 Index Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2011 (Unaudited)

The SSgA S&P 500 Index Fund (the “Fund”) seeks to replicate the total return of the S&P 500® Index. The Fund is benchmarked to the S&P 500® Index (the “Index”). The Fund may employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of the Index.

How did the Fund’s performance for the 12-month period ended August 31, 2011 (the “Reporting Period”) compare to the performance of the Fund’s benchmark?

For the 12-month period ended August 31, 2011 (the “Reporting Period”), the total return for the Fund was 18.26%, and the total return for the Index was 18.50%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

How did market conditions impact the performance of the Fund during the Reporting Period?

U.S. stocks as measured by the S&P 500® rose strongly in each of the Reporting Period’s first two quarters. Stocks benefited from additional bond buying by the Federal Reserve, improved auto sales, increased payrolls, and gains in sentiment surveys.

The second half of the Reporting Period was more challenging. U.S. markets rose slightly in its third quarter, but fell considerably in the final quarter. Turmoil and civil wars in Egypt and Libya, a massive earthquake and tsunami in Japan, continued worries about European government bonds, and a budget impasse in the U.S. all weighed on markets.

Despite the swings in sentiment, the Index finished the year with a healthy gain, while the Fund gained only slightly less than the Index.

How did the investment strategies and techniques employed by the Adviser impact the performance of the Fund during the Reporting Period?

The Fund uses a replication strategy that attempts to hold each index security at a level which is very close to its index weight. This strategy allows the Fund to tightly track the Index. Most of the difference between the Fund and its benchmark is explained by the Fund’s expenses. The Index’s returns are not reduced by any fees or expenses.

The views expressed above reflect those of the Fund’s portfolio manager only through the reporting period and do not necessarily represent the views of the Adviser as a whole.

Notes: The following notes relate to the Growth of $10,000 graph and tables on the preceding page.

*	Assumes initial investment on September 1, 2001.

#	The Standard & Poor’s® 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

+	Annualized.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of Standard & Poor’s Corporation and have been licensed for use by The SSgA Fund. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Product.

6	S&P 500 Index Fund

SSgA
S&P 500 Index Fund

Shareholder Expense Example — August 31, 2011 (Unaudited)
Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2011 to August 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Hypothetical
		Performance
	Actual	(5% return
	Performance	before expenses)

Beginning Account Value March 1, 2011	$1,000.00	$1,000.00
Ending Account Value August 31, 2011	$926.80	$1,024.30
Expenses Paid During Period*	$0.87	$0.92

*	Expenses are equal to the Fund’s annualized expense ratio of 0.18% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

S&P 500 Index Fund	7

SSgA
S&P 500 Index Fund

Presentation of Master Portfolio Holdings — August 31, 2011 (Unaudited)

Amounts in thousands

% of
Master
Portfolio
Net
Categories	Assets
Common Stock
Consumer Discretionary	11.0
Consumer Staples	11.0
Energy	12.2
Financials	14.6
Health Care	11.4
Industrials	10.6
Information Technology	17.2
Materials	3.7
Telecommunication Services	3.0
Utilities	3.6
Short-Term Investments	1.6

Total Investments	99.9
Other Assets and Liabilities, Net	0.1

100.0

Futures Contracts	— *

*	Less than .05% of net assets.

8	S&P 500 Index Fund

SSgA
S&P 500 Index Fund

Statement of Assets and Liabilities — August 31, 2011

S&P 500 Index
Amounts in thousands	Fund

Assets
Investments in Master Portfolio, at value	$1,128,300
Receivables:
Fund shares sold	1,409
From Advisor	16
Prepaid expenses	22

Total assets	1,129,747

Liabilities
Payables:
Fund shares redeemed	3,012
Accrued fees to affiliates	218
Other accrued expenses	32

Total liabilities	3,262

Net Assets	$1,126,485

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$5,380
Accumulated net realized gain (loss) allocated from Master Portfolio	(166,193)
Unrealized appreciation (depreciation) allocated from Master Portfolio on:
Investments	489,507
Futures contracts	86
Shares of beneficial interest	56
Additional paid-in capital	797,649

Net Assets	$1,126,485

Net Asset Value, offering and redemption price per share:
Net asset value per share: (a)	$20.09
Net assets	$1,126,484,759
Shares outstanding ($.001 par value)	56,085,252

(a)	Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Statement of Assets and Liabilities	9

SSgA
S&P 500 Index Fund

Statement of Operations — For the Period Ended August 31, 2011

S&P 500 Index
Amounts in thousands	Fund

Investment Income Allocated From Master Portfolio
Dividends	$25,915
Interest	25
Expenses	(590)

Total investment income allocated from Master Portfolio	25,350

Fund Level Expenses
Administrative fees	343
Custodian fees	18
Distribution fees	601
Transfer agent fees	205
Professional fees	39
Registration fees	50
Shareholder servicing fees	516
Trustees’ fees	57
Printing fees	46
Miscellaneous	40

Expenses before reductions	1,915
Expense reductions	(168)

Net Fund Level expenses	1,747

Net investment income (loss)	23,603

Net Realized and Unrealized Gain (Loss) Allocated from Master Portfolio
Net realized gain (loss) on:
Investments	25,624
Futures contracts	5,282

Net realized gain (loss)	30,906

Net change in unrealized appreciation (depreciation) on:
Investments	183,902
Futures contracts	738

Net change in unrealized appreciation (depreciation)	184,640

Net realized and unrealized gain (loss)	215,546

Net Increase (Decrease) in Net Assets from Operations	$239,149

See accompanying notes which are an integral part of the financial statements.

10	Statement of Operations

SSgA
S&P 500 Index Fund

Statements of Changes in Net Assets — For the Periods Ended August 31,

	S&P 500 Index Fund
Amounts in thousands	2011	2010

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$23,603	$24,278
Net realized gain (loss)	30,906	1,832
Net change in unrealized appreciation (depreciation)	184,640	44,888

Net increase (decrease) in net assets from operations	239,149	70,998

Distributions
From net investment income	(24,425)	(23,890)

Net decrease in net assets from distributions	(24,425)	(23,890)

Share Transactions
Net increase (decrease) in net assets from share transactions	(334,379)	(176,417)

Total Net Increase (Decrease) in Net Assets	(119,655)	(129,309)

Net Assets
Beginning of period	1,246,140	1,375,449

End of period	$1,126,485	$1,246,140

Undistributed (overdistributed) net investment income included in net assets	$5,380	$6,479

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	11

SSgA
S&P 500 Index Fund

Financial Highlights — For the Periods Ended
For a Share Outstanding Throughout Each Period

	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total from	Distributions
	Beginning of	Investment	and Unrealized	Investment	from Net
	Period	Income (Loss)(a)	Gain (Loss)	Operations	Investment Income
S&P 500 Index Fund

August 31, 2011	17.31	.38	2.78	3.16	(.38)
August 31, 2010	16.83	.33	.48	.81	(.33)
August 31, 2009	21.17	.37	(4.30)	(3.93)	(.41)
August 31, 2008	24.33	.45	(3.17)	(2.72)	(.44)
August 31, 2007	21.53	.43	2.79	3.22	(.42)

(a)	Average daily shares outstanding were used for this calculation.
(b)	Expense ratios include the Fund’s share of the Master Portfolio’s allocated expenses.
(c)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less than .005% per share.
(d)	Unaudited.

See accompanying notes which are an integral part of the financial statements.

12	Financial Highlights

				%	%	%	%
	$		$	Ratio of Expenses	Ratio of Expenses	Ratio of Net	Portfolio
$	Net Asset Value,	%	Net Assets,	to Average	to Average	Investment Income	Turnover Rate
Total	End of	Total	End of Period	Net Assets,	Net Assets,	to Average	of the Master
Distributions	Period	Return	(000)	Net(b)(c)	Gross(b)	Net Assets(c)	Portfolio(d)

(.38)	20.09	18.26	1,126,485	.18	.19	1.82	2
(.33)	17.31	4.77	1,246,140	.18	.19	1.84	13
(.41)	16.83	(18.29)	1,375,449	.18	.20	2.45	8
(.44)	21.17	(11.34)	1,530,849	.18	.18	1.89	13
(.42)	24.33	15.07	2,049,906	.16	.16	1.80	12

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	13

SSgA
S&P 500 Index Fund

Notes to Financial Statements — August 31, 2011

1.	Organization

The SSgA Funds (the “Investment Company”) is a series mutual fund, comprised of 20 investment portfolios that were in operation as of August 31, 2011. This financial statement reports on the SSgA S&P 500 Index Fund (the “Fund”). The Investment Company is an open-end management investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the “Agreement”). The Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest at $.001 par value.

The Fund invests all of its investable assets in interests in the State Street Equity 500 Index Portfolio (the “Master Portfolio”). The Fund has the same investment objective as the Master Portfolio in which it invests. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio (approximately 65.09% at August 31, 2011). The performance of the Fund is directly affected by the performance of the Master Portfolio. The financial statements of the Master Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

2.	Significant Accounting Policies

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

The Fund records its investments in the Master Portfolio at fair value. Valuation of securities held by the Master Portfolio is discussed in Note 2 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy, for each major category of assets and liabilities that segregates fair value measurements into levels (Level 1, 2, and 3). In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Inputs using quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

•	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are non-active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange traded funds and derivatives that are traded on a national securities exchange are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

14	Notes to Financial Statements

SSgA
S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2011

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, bank notes and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable, such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows of each tranche, market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in privately held investment funds are valued based upon the Net Asset Value (“NAV”) of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term instruments purchased by the Funds and maturing within 60 days of the time of purchase are valued at “amortized cost” unless the Board determines that amortized cost does not represent fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Level 3 Trading Assets and Trading Liabilities, at Fair Value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes).

When fair valuation methods are applied that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons action at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for the Fund.

The level associated with valuing the Fund’s investments for the period ended August 31, 2011, was Level 1 for the Fund.

Investment Income

The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses.

Notes to Financial Statements	15

SSgA
S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2011

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, the Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to the Fund’s shareholders without regard to the income and capital gains (or losses) of the other funds of the Investment Company.

It is the Fund’s intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires the Fund to distribute all of its taxable income. Therefore, the Fund paid no federal income taxes and the Fund paid no federal income taxes and no federal income tax provision was required.

The Fund files a U.S. tax return. At August 31, 2011, the Fund had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions it had taken or expects to take in future tax returns. While the statue of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ended August 31, 2008 through August 31, 2010, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Capital Loss Carryforwards

At August 31, 2011, the Fund had the following net tax basis capital loss carryforwards, which may be applied against any realized net taxable gains in each succeeding year or until their expiration dates, whichever occurs first:

	Expiration Year
	8/31/2012	8/31/2013	8/31/2014	8/31/2015	8/31/2016	8/31/2017	8/31/2018	8/31/2019	Total
S&P 500 Index Fund	$20,170,151	$9,160,101	$10,082,013	$—	$—	$—	$4,992,180	$9,828,980	$54,233,425

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For the period ended August 31, 2011, the Fund’s components of distributable earnings and tax composition of distributions for federal tax purposes were as follows:

S&P 500 Index
Fund
Components of Distributable Earnings
Undistributed Ordinary Income	$5,380,113
(Capital Loss Carryforward)	$(54,233,425)

Tax Composition of Distributions
Ordinary Income	$24,424,983

Dividends and Distributions to Shareholders

Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Fund declares and pays dividends quarterly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

The amount and character of income and gains to be distributed are determined in accordance with tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes. These differences relate primarily to investments in futures, options, losses deferred due to wash sales and straddles, and capital loss carry forwards. Permanent differences between book and tax accounting are reclassified to paid-in capital.

16	Notes to Financial Statements

SSgA
S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2011

Expenses

Expenses allocated from the Master Portfolio are recorded and identified separately in the Statement of Operations. The Fund also pays certain other expenses which can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed will be allocated among all funds of the Investment Company based principally on their relative net assets.

Guarantees

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

3.	Investment Transactions

Securities

Net daily increases and decreases in the Fund’s investment in the Master Portfolio aggregated to the following, for the period ended August 31, 2011:

	Increases	Decreases
S&P 500 Index Fund	$66,093,854	$426,401,284

4.	Related Party Transactions, Fees and Expenses

Advisor and Affiliates

The Fund is allocated a charge for a management fee from the Master Portfolio, calculated daily at an annual rate of 0.045% of average daily net assets. This fee relates to the advisory, custody and administrative fees provided by the Master Portfolio on behalf of its investors. SSgA Funds Management, Inc. (the “Advisor”) manages the Fund pursuant to an Investment Advisory Agreement dated May 1, 2001, as amended, between the Investment Company and the Advisor. The Advisor is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Advisor and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arms of State Street Corporation and its affiliated companies. The Advisor directs the investments of the Fund in accordance with their investment objectives, policies, and limitations.

The Advisor has agreed to waive up to the full amount of the Fund’s advisory fee and reimburse the Fund for all fund and allocated Master Portfolio expenses that exceed 0.18% of its average daily net assets on an annual basis until December 31, 2011 (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees). The total amount of the reimbursement for the period ended August 31, 2011 was $167,603.

The Advisor does not have the ability to recover amounts waived or reimbursed from prior periods.

The Investment Company also has a contract with State Street Bank and Trust Company (“State Street”) to provide custody and fund accounting services to the Fund. For these services, the Fund pays State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses.

Boston Financial Data Services (“BFDS”), a joint venture of DST Systems, Inc., and of State Street Corporation, serves as transfer, dividend paying, and shareholder servicing agent to the Fund. For these services, the Fund pays annual account services fees, activity based fees, charges related to compliance and regulatory services and a minimum fee of $200.

Administrator

Russell Fund Services Company (“RFSC” or the “Administrator”) serves as the Investment Company’s Administrator, pursuant to an administration agreement dated January 1, 2008 (the “Administration Agreement”). Under the Administration Agreement, the Administrator supervises certain administrative aspects of the Investment Company’s operations. The Investment Company

Notes to Financial Statements	17

SSgA
S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2011

pays the Administrator an annual fee, payable monthly on a pro rata basis. RFSC is a wholly-owned subsidiary of Russell Investment Management Company (“RIMCo”). The Fund pays the Administrator an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of the Fund: $0 to $1 billion — 0.0315%; over $1 billion — 0.01%. In addition, the Administrator charges a flat fee of $30,000 per year per fund on each fund of the Investment Company with less than $500 million in assets under management. In addition, the Fund reimburses the Administrator for out-of-pocket expenses.

Distributor and Shareholder Servicing

The Investment Company has adopted a distribution agreement dated March 1, 2002, as amended, between the Investment Company and State Street Global Markets, LLC (the “Distributor”), which is a wholly-owned subsidiary of State Street Corporation, to promote and offer shares of the Investment Company. The Distributor may enter into agreements with other related and non-related parties. The amounts paid to the Distributor are included in the accompanying Statement of Operations.

The Investment Company has adopted a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under the Plan, the Investment Company is authorized to make payments to the Distributor, or any shareholder servicing agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

The Investment Company has adopted a shareholder service agreement with State Street and the following entities related to State Street: State Street Global Markets LLC (“Global Markets”), Fiduciary Investors Services Division of State Street (“Fiduciary Investors Services”) and High Net Worth Services Division of State Street (“High Net Worth Services”) (collectively, the “Agents”), as well as several unaffiliated services providers. For these services, the Fund pays 0.025% to State Street, and a fee to each of the Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents subject to the maximum of 0.05%.

For the period ended August 31, 2011, the Fund paid the following shareholder servicing expenses to the Agents:

State Street
S&P 500 Index Fund	$323,486

The Fund did not make any payments to Global Markets, Fiduciary Investors Services or High Net Worth Services during the period.

Total shareholder servicing payments shall not exceed 0.20% of the average daily net assets of the Fund on an annual basis. The combined distribution and shareholder servicing payments shall not exceed 0.25% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the Plan is in effect. The Fund’s responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Board or a majority of the Fund’s shareholders have the right, however, to terminate the Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Plan’s termination or discontinuation.

Board of Trustees

The Investment Company paid each trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for Board and committee meetings attended. These expenses are allocated among all of the funds of the Investment Company, except for the Life Solutions Funds, based upon their relative net assets.

18	Notes to Financial Statements

SSgA
S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2011

Accrued fees payable to affiliates and trustees as of August 31, 2011 were as follows:

S&P 500 Index
Fund
Administration fees	$20,606
Custodian Fees	1,244
Distribution fees	75,619
Shareholder servicing fees	41,787
Transfer agent fees	69,802
Trustee fees	9,161

$218,219

5.	Fund Share Transactions

	(amounts in thousands)
	For the Fiscal Years Ended August 31,
	2011		2010
	Shares	Dollars	Shares	Dollars
S&P 500 Index Fund
Proceeds from shares sold	10,871	$224,007	20,437	$374,282
Proceeds from reinvestment of distributions	1,144	22,934	1,300	22,949
Payments for shares redeemed	(27,905)	(581,320)	(31,497)	(573,648)

Total net increase (decrease)	(15,890)	$(334,379)	(9,760)	$(176,417)

6.	Interfund Lending Program

The Fund participates in a joint lending and borrowing facility (the “Credit Facility”). Portfolios of the Fund may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund’s fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost borrowing opportunity or additional borrowing costs. For the period ended August 31, 2011, the Fund did not utilize the Interfund Lending Program.

7.	Dividends

On September 1, 2011, the Fund declared the following dividends from net investment income payable on September 8, 2011 to shareholders of record September 2, 2011.

Net Investment
Income
S&P 500 Index Fund	$0.0991

8.	Market, Credit and Counterparty Risk

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets,

Notes to Financial Statements	19

SSgA
S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2011

which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Fund’s Statement of Assets and Liabilities.

9.	Subsequent Events

Management has evaluated events and transactions that may have occurred since August 31, 2011, through the date the financial statements were issued, that would merit recognition or additional disclosure in the financial statements. During this review nothing was discovered which would require disclosure within the financial statements.

20	Notes to Financial Statements

SSgA
S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the SSgA Funds and Shareholders of the SSgA S&P 500 Index Fund:

We have audited the accompanying statement of assets and liabilities of SSgA S&P 500 Index Fund (the “Fund”) (one of the funds comprising the SSgA Funds) as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SSgA S&P 500 Index Fund as of August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 28, 2011

Report of Independent Registered Public Accounting Firm	21

SSgA
S&P 500 Index Fund

Tax Information — August 31, 2011 (Unaudited)

The Fund designates dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

S&P 500 Index Fund	100.0%

For the tax year ended August 31, 2011, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011.

Please consult a tax advisor for questions about federal or state income tax laws.

22	Tax Information

SSgA
S&P 500 Index Fund

Basis for Approval of Investment Advisory Contracts (Unaudited)

Approval of Investment Advisory Agreement

Overview of the Contract Review Process1

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment advisor or sub-advisor may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of those trustees who are not “interested persons” of the fund (commonly referred to as the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Board of Trustees (the “Board”) of the SSgA Funds (the “Trust”), including a majority of the Independent Trustees of the Trust, met on March 21, 2011 and on April 20 and 21, 2011 to consider proposals to approve, with respect to each portfolio series of the Trust (each, a “Fund” and collectively, the “Funds”), continuation of the investment advisory agreement (the “Advisory Agreement”) with SSgA Funds Management, Inc. (the “Advisor”) and, with respect to the SSgA Tuckerman Active REIT Fund, the subadvisory agreement (the “Subadvisory Agreement”) with The Tuckerman Group, LLC (the “Subadvisor”). Prior to voting on these proposals, the Board reviewed information furnished by the Advisor, the Subadvisor and others reasonably necessary to permit the Board to evaluate the proposals fully. Such information included, among other things, the following:

Information about Performance, Expenses and Fees

•	A report prepared by an independent provider of investment company data, which includes for each Fund:

○	Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended December 31, 2010, as applicable, to the performance of an appropriate benchmark for the Fund and a universe of other mutual funds with similar investment objectives and policies;

○	Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent data provider;

○	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five years, as applicable; and

○	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•	Comparative information concerning fees charged by the Advisor and Subadvisor for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds; and

•	Profitability analyses for the Advisor and its affiliates with respect to each Fund.

Information about Portfolio Management

•	Descriptions of the investment management services provided by the Advisor and Subadvisor, including their investment strategies and processes;

1 Over the course of more than 20 years, the Independent Trustees have identified numerous relevant issues, factors and concerns (“issues, factors and concerns”) that they consider each year in connection with the proposed continuation of the advisory and sub-advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the “annual review process”). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the “special meeting”). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management responds to such comments and questions to the satisfaction of the Independent Trustee before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

Basis for Approval Investment of Advisory Contracts	23

SSgA
S&P 500 Index Fund

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

•	Information concerning the allocation of brokerage and the benefits received by the Advisor as a result of brokerage allocation, including information concerning the acquisition of any research through “soft dollar” benefits received in connection with the Funds’ brokerage; and

•	Information regarding the procedures and processes used to value the assets of the Funds and the assistance provided to the administrator of the Funds by the Advisor in monitoring the effectiveness of such procedures and processes.

Information about the Advisor and Subadvisor

•	Reports detailing the financial results and condition of the Advisor and its affiliates;

•	Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Funds;

•	A copy of the Code of Ethics adopted by the Advisor and Subadvisor, together with information relating to compliance with and the administration of such Code;

•	A copy of the Advisor’s proxy voting policies and procedures;

•	Information concerning the resources devoted by the Advisor to overseeing compliance by the Funds and their service providers, including the Advisor’s record of compliance with investment policies and restrictions and other operating policies of the Funds; and

•	A description of the business continuity and disaster recovery plans of the Advisor.

Other Relevant Information

•	Information concerning the nature, quality and cost of various non-investment management services provided to the Funds by affiliates of the Advisor, including the custodian, fund accountant, transfer agent and securities lending agent of the Funds, and the role of the Advisor in managing the Funds’ relationship with these service providers;

•	Copies of the Advisory Agreement, Subadvisory Agreement and agreements with other service providers of the Funds;

•	Additional data requested from an independent provider of investment company data by the Independent Trustees on (a) the SSgA Funds money market portfolios to determine the magnitude to which the absolute difference in yields separated the better performing from the poorer performing funds; and (b) the SSgA Funds quantitative equity portfolios to determine how they performed in the larger universe;

•	Draft responses to letters dated February 16, 2011 from the Funds’ Counsel, Goodwin Procter LLP, and reviewed prior to such date by Independent Counsel, Joseph P. Barri, requesting specific information, from each of:

○	The Advisor, with respect to its operations relating to the Funds and its approximate profit margins before taxes from such operations for the Funds’ last fiscal year; the operations of the Subadvisor relating to the to SSgA Tuckerman Active REIT Fund; and the relevant operations of other affiliated service providers to the Funds, together with their approximate profit margins from such relevant operations for the Funds’ last fiscal year;

○	Russell Fund Services Company (“RFSCo”), the administrator for the Funds, with respect to its operations relating to the Funds; and

○	State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Funds (the “Distributor”), with respect to its operations relating to the Funds, together with the Funds’ related distribution plans and arrangements under Rule 12b-1 under the Investment Company Act of 1940, as amended;

•	Excerpts from the Funds’ most recent Prospectuses, Statements of Additional Information and Annual Reports for the fiscal year ended August 31, 2010, including (i) the latest prospectus descriptions of each Fund’s investment objectives, strategies and authorized investment techniques and investments; and (ii) the latest Portfolio Management Discussion of Performance for each Fund, as prepared by its portfolio management team, together with a graphic comparison of the performance of each Fund with its benchmark index, for its fiscal year ended August 31, 2010;

24	Basis for Approval Investment of Advisory Contracts

SSgA
S&P 500 Index Fund

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

•	Morningstar materials as of December 31, 2010, obtained by an Independent Trustee and circulated to the other Independent Trustees and to Independent Counsel, with respect to the Funds for which such materials were then available; and

•	A summary of the foregoing materials prepared by Independent Counsel.

In addition to the information identified above, the Board considered information provided from time to time by the Advisor, the Subadvisor and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Advisor and/or Subadvisor relating to the performance of the Funds and the investment strategies used in pursuing each Fund’s investment objective.

The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and Subadvisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement and Subadvisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on April 21, 2011 the Board, including a majority of the Independent Trustees, voted to approve the continuation of the Advisory Agreement and Subadvisory Agreement effective May 2, 2010, for an additional year with respect to all Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement and Subadvisory Agreement, the Board evaluated the nature, extent and quality of services provided to each Fund by the Advisor and, with respect to SSgA Tuckerman Active REIT Fund, the Subadvisor.

The Board considered the Advisor’s and Subadvisor’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Advisor in developing and applying proprietary quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Advisor to the evaluation of credit, interest-rate and currency risks. With respect to those Funds that operate as money market mutual funds, the Board considered the Advisor’s success in maintaining the constant dollar value of each Fund through extraordinary market conditions, including the Advisor’s success in avoiding the purchase of instruments that subsequently became impaired as to their value. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management. The Board also considered the business reputation and past experience of the Subadvisor in managing securities issued by publicly traded real estate investment trusts.

The Board reviewed the compliance programs of the Advisor and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Advisor in monitoring each Fund’s securities lending activities.

On the basis of the foregoing and other relevant information, the Board concluded that the Advisor and the Subadvisor can be expected to continue to provide high quality investment management and related services for the Funds.

Basis for Approval Investment of Advisory Contracts	25

SSgA
S&P 500 Index Fund

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

Fund Performance

The Board compared each Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2010.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory (a) by comparison to the performance of its peer group funds or (b) after considering steps taken by management to improve the performance of certain Funds.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers. As part of its review, the Board considered each Fund’s management fee (or in the case of SSgA Life Solutions Balanced Fund, SSgA Life Solutions Growth Fund and SSgA Life Solutions Income & Growth Fund, the management fees payable by each Fund’s underlying funds) and total expense ratio (both before and after giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Advisor to the fees charged and services provided to other clients of the Advisor, including institutional accounts. In addition, the Board considered the willingness of the Advisor to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Advisor and Subadvisor, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of similar mutual funds and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Advisor and its affiliates in providing investment advisory and other services to each Fund and to all Funds as a group. The Board considered other direct and indirect benefits received by the Advisor and its affiliates in connection with their relationships with the Funds, including the benefits of research services that may be available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients.

The Board concluded that the profitability of the Advisor and its affiliates with respect to each Fund is reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Advisor and its affiliates, on the one hand, and each Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of each Fund and all Funds as a group, the level of profitability of the Advisor and its affiliates with respect to each Fund and all Funds as a group over various time periods, and the comparatively low management fee and expense ratio of each Fund during these periods, it does not appear that the Advisor or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.

26	Basis for Approval Investment of Advisory Contracts

SSgA
S&P 500 Index Fund

Shareholder Requests for Additional Information — August 31, 2011 (Unaudited)

The Fund has adopted the proxy voting policies of the Advisor. A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities are contained in the Fund’s Statement of Additional Information, which is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Fund’s website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the Securities and Exchange Commission’s public reference room.

The Fund will file its complete schedule of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedule of investments are available in the Fund’s semi-annual and annual financial statements. The Fund’s Form N-Q is available (i) without charge, upon request, by calling the Fund at (800) 647-7327, (ii) on the Fund’s website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the Securities and Exchange Commission’s public reference room.

Shareholder Requests for Additional Information	27

SSgA
S&P 500 Index Fund

Disclosure of Information about Fund Trustees and Officers —
August 31, 2011 (Unaudited)

The following tables provide information for each trustee and principal officers of the Investment Company, which consists of 20 funds. The first table provides information about the trustees who are interested persons. The second table provides information about the independent trustees. The third table provides information about the officers.

				Number of
				Portfolios
	Position(s) Held		Principal Occupation(s)	in Fund	Other
Name,	with SSgA Funds;	Term	During Past 5 Years; and	Complex	Directorships Held
Age,	Length of	of	Other Relevant Experience,	Overseen by	by Trustee During
Address	Time Served	Office	Attributes and Skills(1)	Trustee	Past 5 Years
INTERESTED TRUSTEE
Shawn C.D. Johnson Born March 3, 1963 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Trustee since November 2008	Until successor is elected by Trustees	• 2008 to Present, Director of SSgA FM; • 2003 to Present, Senior Managing Director, Chairman, SSgA Investment Committee, State Street Global Advisors; • 2006 to Present, Trustee, Berea College; Member of Berea Investment Committee, Audit Committee and Finance Committee; • 2009 to Present, Member of Virginia Tech Foundation Investment Committee; and • June 2008 to August 2010, Chairman, Financial Service Sector Coordinating Counsel.	20	None

INDEPENDENT TRUSTEES

Lynn L. Anderson Born April 22, 1939 1301 Second Avenue, 18th Floor Seattle, WA 98101	Member, Board of Trustees (Chairman of the Board from 1988 to December 2008) Member, Audit Committee, Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• Until December 2005, Vice Chairman, Frank Russell Company (institutional financial consultant)(Retired); • March 2007 to September 2010, member, IDC Board of Governors; • September 2007 to September 2010, member Investment Company Institute Board of Governors; • September 2008 to September 2010, member Investment Company Institute and IDC Investment Committee; and • Until December 2008, Director, Russell Trust Company (Retired).	20	Until December 2005, Chairman of the Board, 34 Russell Investment Company and 5 Russell Investment Funds (registered investment companies) (Retired).

28	Disclosure of Information about Fund Trustees and Officers

SSgA
S&P 500 Index Fund

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2011 (Unaudited)

				Number of
				Portfolios
	Position(s) Held		Principal Occupation(s)	in Fund	Other
Name,	with SSgA Funds;	Term	During Past 5 Years; and	Complex	Directorships Held
Age,	Length of	of	Other Relevant Experience,	Overseen by	by Trustee During
Address	Time Served	Office	Attributes and Skills(1)	Trustee	Past 5 Years
INDEPENDENT TRUSTEES (continued)
William L. Marshall Born December 12, 1942 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1988 Chairman, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner and Member, Financial Planners Association; and • Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	20	None

Steven J. Mastrovich (2) Born November 3, 1956 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1988 Member, Audit Committee Chairman, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• June 2010 to Present, Managing Director and Head of Private Capital Markets, J.P. Morgan Real Estate and Lodging Investment Banking Group; • January 2009 to June 2010, Managing Director, Head of Investor Relations, Highbridge Principal Strategies (a J.P. Morgan subsidiary); and • October 2000 to January 2009, Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate investments within the US).	20	None

Disclosure of Information about Fund Trustees and Officers	29

SSgA
S&P 500 Index Fund

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2011 (Unaudited)

Number of
Portfolios
	Position(s) Held		Principal Occupation(s)	in Fund	Other
Name,	with SSgA Funds;	Term	During Past 5 Years; and	Complex	Directorships Held
Age,	Length of	of	Other Relevant Experience,	Overseen by	by Trustee During
Address	Time Served	Office	Attributes and Skills(1)	Trustee	Past 5 Years
INDEPENDENT TRUSTEES (continued)
Patrick J. Riley Born November 30, 1948 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1988 Independent Chairman of the Board since January 2009 Member (ex-officio), Audit Committee Member (ex-officio), Governance Committee Member (ex-officio), Valuation Committee Member (ex-officio), Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• 2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; • 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); • 1998 to Present, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company); to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); • 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); • January 2009 to Present, Independent Director, SSgA Fixed Income plc; and • January 2009 to Present, Independent Director, SSgA Qualified Funds plc.	20	None

Richard D. Shirk Born October 31, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1988 Member, Audit Committee Member, Governance Committee Member, Valuation Committee Chairman, Qualified Legal and Compliance Committee	Until successor is elected by Trustees
• March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired);
• 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare);
• 1998 to December 2008, Chairman, Board Member and Investment Committee Member, Healthcare Georgia Foundation (private foundation);
• September 2002 to May 2011, Lead Director and Board Member, Amerigroup Corp. (managed health care) (Retired);
• 1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and
• 2003 to 2009, Trustee, Gettysburg College.
				20	None

30	Disclosure of Information about Fund Trustees and Officers

SSgA
S&P 500 Index Fund

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2011 (Unaudited)

Number of
Portfolios
	Position(s) Held		Principal Occupation(s)	in Fund	Other
Name,	with SSgA Funds;	Term	During Past 5 Years; and	Complex	Directorships Held
Age,	Length of	of	Other Relevant Experience,	Overseen by	by Trustee During
Address	Time Served	Office	Attributes and Skills(1)	Trustee	Past 5 Years
INDEPENDENT TRUSTEES (continued)
Bruce D. Taber Born April 25, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1991 Member, Audit Committee Member, Governance Committee Chairman, Valuation Committee Member, Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• 1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); • Until December 2008, Independent Director, SSgA Cash Management Fund plc; • Until December 2008, Independent Director, State Street Global Advisors Ireland, Ltd. (investment companies); and • Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	20	None

(1)	The information reported includes the principal occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.
(2)	Ceased to be a Trustee effective October 3, 2011.

Disclosure of Information about Fund Trustees and Officers	31

SSgA
S&P 500 Index Fund

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2011 (Unaudited)

Position(s) with
Name,	SSgA Funds;	Term
Age, and	and Length of	of	Principal Occupation(s)
Address	Time Served	Office	During the Past Five Years
OFFICERS
James E. Ross Born June 24, 1965 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	President and Chief Executive Officer from January 2006 to Present; and Principal Executive Officer since 2005	Until successor is elected by Trustees
• 2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management Inc. (investment advisor);
• March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and
• President, Principal Executive Officer and Trustee, SPDR Series Trust, SPDR Index Shares Funds; and Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds and State Street Institutional Investment Trust; President and Principal Executive Officer, State Street Navigator Securities Lending Trust (registered investment companies).

Ellen M. Needham Born January 4, 1967 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Vice President since May 2006	Until successor is elected by Trustees
• Chief Operating Officer and Vice President, SSgA Funds Management, Inc. (investment advisor);
• March 2011 to Present, Senior Managing Director (July 2007 to March 2011, Managing Director; June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors; and
• Vice President, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies).

Jacqueline Angell Born October 12, 1974 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Chief Compliance Officer since April 2011	Until successor is elected by Trustees	• July 2008 to Present, Vice President, State Street Global Advisors; and • April 2006 to June 2008, Director, Investment Advisor Oversight, Fidelity Investments.

Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer and Principal Accounting Officer since 2000	Until successor is elected by Trustees
• 2009 to Present, Global Head of Fund Operations, Russell Investments;
• 1998 to 2009, Director, Fund Administration, Russell Investment Management Company, Russell Fund Services Company, Russell Trust Company and Russell Financial Services Company; and
• Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds.

Sandra G. Richardson Born January 12, 1971 1096 Avenue of the Americas 14th Floor New York, NY 10036	Secretary and Chief Legal Officer since 2010	Until successor is elected by Trustees
• September 2010 to Present, Associate General Counsel (January 2008 to September 2010, Associate Counsel), Russell Investments; and
• November 2003 to November 2007, Associate, Kirkpatrick & Lockhart Preston Gates Ellis LLP.

32	Disclosure of Information about Fund Trustees and Officers

SSgA
S&P 500 Index Fund
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 647-7327

Trustees
Lynn L. Anderson
Shawn C.D. Johnson
William L. Marshall
Steven J. Mastrovich*
Patrick J. Riley, Chairman
Richard D. Shirk
Bruce D. Taber
Officers
James E. Ross, President, Chief Executive Officer and Principal Executive Officer
Mark E. Swanson, Treasurer and Principal Accounting Officer
Ellen M. Needham, Vice President
Jacqueline Angell, Chief Compliance Officer
Sandra G. Richardson, Secretary and Chief Legal Officer
Ross E. Erickson, Assistant Treasurer
Kimberlee A. Lloyd, Assistant Treasurer
David J. Craig, Assistant Treasurer
Carla L. Anderson, Assistant Secretary
Investment Advisor
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900

Custodian and Office of Shareholder Inquiries
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171
Transfer and Dividend Paying Agent
Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, Massachusetts 02171
Distributor
State Street Global Markets, LLC
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
Administrator
Russell Fund Services Company
1301 Second Avenue
18th Floor
Seattle, Washington 98101
Legal Counsel
Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116

*	Ceased to be a Trustee effective October 3, 2011.

Distributor: State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSgA Funds pay State Street Bank and Trust Company for its services as custodian, transfer agent and shareholder servicing agent and pays SSgA Funds Management, Inc. for investment advisory services.
This information must be preceded or accompanied by a current prospectus or summary prospectus. Read the prospectus carefully before you invest or send money.

Fund Management and Service Providers	33

State Street Equity 500 Index Portfolio

Portfolio of Investments — August 31, 2011 (Unaudited)

		Market
		Value
	Shares	(000)

Common Stocks - 98.3%

Consumer Discretionary - 11.0%
Abercrombie & Fitch Co. Class A	13,046	$830
Amazon.Com, Inc. (a)	54,792	11,796
Apollo Group, Inc. Class A (a)	18,029	844
AutoNation, Inc. (a)	9,763	394
AutoZone, Inc. (a)	4,064	1,248
Bed Bath & Beyond, Inc. (a)	37,545	2,135
Best Buy Co., Inc.	51,719	1,324
Big Lots, Inc. (a)	12,727	431
Cablevision Systems Corp.	35,600	643
CarMax, Inc. (a)	33,800	950
Carnival Corp.	64,450	2,129
CBS Corp. Class B	100,903	2,528
Chipotle Mexican Grill, Inc. (a)	4,900	1,536
Coach, Inc.	44,328	2,492
Comcast Corp. Class A	423,248	9,104
D.R. Horton, Inc.	47,976	505
Darden Restaurants, Inc.	20,288	976
DeVry, Inc.	10,400	460
Direct TV. Class A (a)	117,077	5,148
Discovery Communications, Inc. Class A (a)	41,200	1,742
eBay, Inc. (a)	175,103	5,405
Expedia, Inc.	29,215	886
Family Dollar Stores, Inc.	18,858	1,007
Ford Motor Co. (a)	583,998	6,494
Fortune Brands, Inc.	23,445	1,339
GameStop Corp. Class A (a)	19,400	464
Gannett Co., Inc.	33,574	388
Gap, Inc.	57,098	943
Genuine Parts Co.	23,909	1,316
Goodyear Tire & Rubber Co. (a)	34,957	436
H&R Block, Inc.	44,415	672
Harley-Davidson, Inc.	35,901	1,388
Harman International Industries, Inc.	9,721	352
Hasbro, Inc.	20,425	791
Home Depot, Inc.	243,412	8,125
Host Hotels & Resorts, Inc.	104,421	1,235
International Game Technology	47,919	731
Interpublic Group of Cos., Inc.	71,894	620
JC Penney Co., Inc.	31,110	828
Johnson Controls, Inc.	102,986	3,283
Kohl’s Corp.	42,333	1,962
Lennar Corp. Class A	25,931	381
Limited Brands, Inc.	37,067	1,399
Lowe’s Cos., Inc.	197,862	3,943
Macy’s, Inc.	65,323	1,695
Marriot International, Inc. Class A	45,050	1,319
Mattel, Inc.	53,676	1,442
McDonald’s Corp.	158,025	14,295
McGraw-Hill, Inc.	48,166	2,028
NetFlix, Inc. (a)	6,700	1,575
Newell Rubbermaid, Inc.	42,693	591
News Corp. Class A	350,309	6,050
NIKE, Inc. Class B	58,052	5,030
Nordstrom, Inc.	25,933	1,179
O’Reilly Automotive, Inc. (a)	20,300	1,317
Omnicom Group, Inc.	44,041	1,786
Priceline.com, Inc. (a)	7,590	4,078
Pulte Homes, Inc. (a)	54,705	263
Ralph Lauren Corp.	9,915	1,359
Ross Stores, Inc.	18,100	1,385
Scripps Networks Interactive, Inc. Class A	13,135	563
Sears Holdings Corp. (a)	7,474	448
Snap-On, Inc.	9,212	487
Stanley Black & Decker, Inc.	26,007	1,612
Staples, Inc.	105,633	1,557
Starbucks Corp.	113,861	4,397
Starwood Hotels & Resorts Worldwide, Inc.	29,947	1,334
Target Corp.	106,316	5,493
Tiffany & Co.	19,180	1,380
Time Warner Cable, Inc.	51,271	3,358
Time Warner, Inc.	164,191	5,198
TJX Cos., Inc.	58,606	3,201
Urban Outfitters, Inc. (a)	18,300	479
V.F. Corp.	12,993	1,521
Viacom, Inc. Class B	90,522	4,367
Walt Disney Co.	287,545	9,794
Washington Post Co. Class B	660	235
Whirlpool Corp.	11,361	712
Wyndham Worldwide Corp.	25,599	831
Wynn Resorts, Ltd.	11,600	1,795
Yum! Brands, Inc.	70,992	3,860

		189,617

Consumer Staples - 11.0%
Altria Group, Inc.	322,099	8,758
Archer-Daniels-Midland Co.	106,024	3,020
Avon Products, Inc.	67,360	1,520
Brown-Forman Corp. Class B	15,455	1,109
Campbell Soup Co.	27,065	862
Clorox Co.	21,243	1,481
Coca-Cola Co.	349,211	24,602
Coca-Cola Enterprises, Inc.	50,901	1,406
Colgate-Palmolive Co.	75,001	6,748
ConAgra Foods, Inc.	62,475	1,526
Constellation Brands, Inc. Class A (a)	29,326	580
Costco Wholesale Corp.	66,489	5,222
CVS Caremark Corp.	208,432	7,485
Dean Foods Co. (a)	23,558	203
Dr Pepper Snapple Group, Inc.	34,400	1,324
Estee Lauder Cos., Inc. Class A	17,552	1,714
General Mills, Inc.	96,764	3,668

34	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — August 31, 2011 (Unaudited)

		Market
		Value
	Shares	(000)
H.J. Heinz Co.	50,169	$2,641
Hormel Foods Corp.	19,300	533
Kellogg Co.	37,735	2,050
Kimberly-Clark Corp.	61,000	4,219
Kraft Foods, Inc. Class A	270,109	9,459
Kroger Co.	91,376	2,153
Lorillard, Inc.	21,661	2,413
McCormick & Co., Inc.	19,853	949
Molson Coors Brewing Co., Class B	23,862	1,044
PepsiCo, Inc.	242,054	15,595
Philip Morris International, Inc.	272,599	18,896
Procter & Gamble Co.	425,819	27,116
Reynolds American, Inc.	52,874	1,986
Safeway, Inc.	56,564	1,037
Sara Lee Corp.	89,234	1,610
SuperValu, Inc.	34,848	278
Sysco Corp.	88,009	2,458
The Hershey Company	22,582	1,324
The J.M. Smucker Co.	18,060	1,302
Tyson Foods, Inc., Class A	43,735	764
Wal-Mart Stores, Inc.	292,502	15,564
Walgreen Co.	139,618	4,916
Whole Foods Market, Inc.	22,533	1,488

		191,023

Energy - 12.2%
Alpha Natural Resources, Inc. (a)	35,600	1,177
Anadarko Petroleum Corp.	76,326	5,629
Apache Corp.	58,925	6,073
Baker Hughes, Inc.	66,073	4,038
Cabot Oil & Gas Corp.	15,500	1,176
Cameron International Corp. (a)	38,100	1,980
Chesapeake Energy Corp.	99,782	3,232
Chevron Corp. (b)	306,846	30,350
ConocoPhillips	216,430	14,732
Consol Energy, Inc.	35,373	1,615
Denbury Resources, Inc. (a)	61,700	984
Devon Energy Corp.	64,751	4,392
Diamond Offshore Drilling, Inc.	10,100	644
El Paso Corp.	116,192	2,224
EOG Resources, Inc.	40,917	3,788
EQT Corp.	22,400	1,340
ExxonMobil Corp. (b)	752,447	55,711
FMC Technologies, Inc. (a)	37,400	1,663
Halliburton Co.	140,634	6,240
Helmerich & Payne, Inc.	16,000	912
Hess Corp.	45,901	2,724
Marathon Oil Corp.	107,777	2,901
Marathon Petroleum Corp.	53,088	1,967
Murphy Oil Corp.	29,941	1,604
Nabors Industries, Ltd. (a)	43,104	795
National Oilwell Varco, Inc.	64,357	4,255
Newfield Exploration Co. (a)	20,600	1,052
Noble Corp. (a)	38,800	1,310
Noble Energy, Inc.	27,610	2,440
Occidental Petroleum Corp.	123,744	10,734
Peabody Energy Corp.	42,524	2,075
Pioneer Natural Resources Co.	18,000	1,407
QEP Resources, Inc.	26,468	932
Range Resources Corp.	24,500	1,587
Rowan Cos., Inc. (a)	19,620	708
Schlumberger, Ltd.	208,058	16,253
Southwestern Energy Co. (a)	54,500	2,068
Spectra Energy Corp.	97,298	2,527
Sunoco, Inc.	17,184	655
Tesoro Corp. (a)	20,065	483
Valero Energy Corp.	89,109	2,025
Williams Cos., Inc.	88,068	2,377

		210,779

Financials - 14.6%
ACE Ltd.	51,100	3,300
AFLAC, Inc.	71,090	2,682
Allstate Corp.	78,906	2,070
American Express Co.	160,864	7,997
American International Group, Inc. (a)	68,633	1,738
Ameriprise Financial, Inc.	36,307	1,659
AON Corp.	49,347	2,306
Apartment Investment & Management Co. Class A	16,252	432
Assurant, Inc.	14,131	497
AvalonBay Communities, Inc.	13,198	1,800
Bank of America Corp.	1,551,571	12,676
Bank of New York Mellon Corp.	189,885	3,925
BB&T Corp.	104,370	2,326
Berkshire Hathaway, Inc. Class B (a)	265,303	19,367
BlackRock, Inc.	15,600	2,570
Boston Properties, Inc.	21,967	2,291
Capital One Financial Corp.	69,463	3,199
CB Richard Ellis Group, Inc. Class A (a)	47,275	717
Charles Schwab Corp.	156,893	1,934
Chubb Corp.	43,875	2,715
Cincinnati Financial Corp.	27,114	757
Citigroup, Inc.	447,320	13,889
CME Group, Inc.	10,191	2,722
Comerica, Inc.	32,744	838
Developers Diversified Realty Corp.	1,532	19
Discover Financial Services	85,205	2,144
E*Trade Financial Corp. (a)	33,931	419
Equity Residential	44,457	2,720
Federated Investors, Inc. Class B	14,870	263
Fifth Third Bancorp	141,016	1,498
First Horizon National Corp.	46,055	324
Franklin Resources, Inc.	21,780	2,612
Genworth Financial, Inc. Class A (a)	72,151	499
Goldman Sachs Group, Inc.	78,734	9,150

State Street Equity 500 Index Portfolio	35

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — August 31, 2011 (Unaudited)

		Market
		Value
	Shares	(000)
Hartford Financial Services Group, Inc.	69,797	$1,336
HCP, Inc.	60,500	2,255
Health Care REIT, Inc.	26,800	1,366
Hudson City Bancorp, Inc.	76,692	476
Huntington Bancshares, Inc.	127,456	641
Intercontinental Exchange, Inc. (a)	11,180	1,319
Invesco Ltd.	72,300	1,323
J.P. Morgan Chase & Co.	606,115	22,766
Janus Capital Group, Inc.	31,407	229
KeyCorp	150,475	999
Kimco Realty Corp.	59,469	1,053
Legg Mason, Inc.	22,342	636
Leucadia National Corp.	29,736	881
Lincoln National Corp.	48,192	1,000
Loews Corp.	46,731	1,758
M & T Bank Corp.	18,637	1,418
Marsh & McLennan Cos., Inc.	85,653	2,546
Mastercard, Inc. Class A	14,500	4,781
MetLife, Inc.	162,296	5,453
Moody’s Corp.	29,966	924
Morgan Stanley	226,030	3,956
NASDAQ OMX Group, Inc. (a)	25,400	602
Northern Trust Corp.	38,006	1,461
NYSE Euronext	40,000	1,091
Paychex, Inc.	50,338	1,358
People’s United Financial, Inc.	62,000	728
PNC Financial Services Group, Inc.	80,517	4,037
Principal Financial Group, Inc.	50,091	1,270
Progressive Corp.	98,501	1,889
ProLogis, Inc.	71,199	1,939
Prudential Financial, Inc.	74,139	3,723
Public Storage, Inc.	21,787	2,696
Regions Financial Corp.	191,689	870
Simon Property Group, Inc.	44,915	5,278
SLM Corp.	82,954	1,139
State Street Corp. (c)	76,325	2,711
SunTrust Banks, Inc.	79,918	1,590
T. Rowe Price Group, Inc.	40,475	2,165
Torchmark Corp.	17,131	655
Total System Services, Inc.	27,675	502
Travelers Cos., Inc.	64,904	3,275
U.S. Bancorp	296,052	6,871
Unum Group	47,529	1,119
Ventas, Inc.	42,900	2,294
Visa, Inc.	73,100	6,424
Vornado Realty Trust	25,614	2,200
Wells Fargo Co.	806,649	21,054
Western Union Co.	94,385	1,559
XL Capital, Ltd. Class A	47,568	990
Zions Bancorp	30,453	531

		253,192

Health Care - 11.4%
Abbott Laboratories	238,006	12,498
Aetna, Inc.	56,650	2,268
Allergan, Inc.	46,492	3,803
AmerisourceBergen Corp.	42,686	1,689
Amgen, Inc.	142,936	7,919
Baxter International, Inc.	86,261	4,829
Becton, Dickinson & Co.	32,797	2,669
Biogen Idec, Inc. (a)	37,431	3,526
Boston Scientific Corp. (a)	237,834	1,612
Bristol-Myers Squibb Co.	262,216	7,801
C.R. Bard, Inc.	12,897	1,229
Cardinal Health, Inc.	54,957	2,336
CareFusion Corp. (a)	33,278	852
Celgene Corp. (a)	70,718	4,206
Cephalon, Inc. (a)	11,100	895
Cerner Corp. (a)	21,200	1,398
CIGNA Corp.	42,396	1,982
Coventry Health Care, Inc. (a)	21,903	720
Covidien PLC	74,700	3,898
DaVita, Inc. (a)	14,600	1,074
Dentsply International, Inc.	20,900	736
Edwards Lifesciences Corp. (a)	17,200	1,298
Eli Lilly & Co.	156,175	5,858
Express Scripts, Inc. (a)	74,498	3,497
Forest Laboratories, Inc. (a)	43,602	1,493
Gilead Sciences, Inc. (a)	120,399	4,802
Hospira, Inc. (a)	25,303	1,169
Humana, Inc.	26,007	2,019
Intuitive Surgical, Inc. (a)	5,900	2,250
Johnson & Johnson	418,249	27,521
Laboratory Corp. of America Holdings (a)	15,622	1,305
Life Technologies Corp. (a)	28,787	1,209
McKesson Corp.	38,155	3,050
Mead Johnson Nutrition Co.	32,118	2,288
Medco Health Solutions, Inc. (a)	60,468	3,274
Medtronic, Inc.	163,978	5,751
Merck & Co., Inc.	472,770	15,658
Mylan, Inc. (a)	68,009	1,412
Patterson Cos., Inc.	16,494	482
Pfizer, Inc.	1,205,111	22,873
Quest Diagnostics, Inc.	24,200	1,212
St. Jude Medical, Inc.	50,626	2,305
Stryker Corp.	50,589	2,471
Tenet Healthcare Corp. (a)	73,370	387
UnitedHealth Group, Inc.	166,696	7,921
Varian Medical Systems, Inc. (a)	18,160	1,034
Watson Pharmaceuticals, Inc. (a)	18,946	1,272
Wellpoint, Inc.	56,038	3,547

36	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — August 31, 2011 (Unaudited)

		Market
		Value
	Shares	(000)
Zimmer Holdings, Inc. (a)	28,652	$1,630

		196,928

Industrials - 10.6%
3M Co.	108,772	9,026
Amphenol Corp. Class A	27,000	1,268
Avery Dennison Corp.	15,388	448
Boeing Co.	113,588	7,595
Caterpillar, Inc.	97,979	8,916
CH Robinson Worldwide, Inc.	24,561	1,732
Cintas Corp.	17,588	562
CSX Corp.	168,414	3,695
Cummins, Inc.	29,658	2,756
Danaher Corp.	82,872	3,796
Deere & Co.	64,337	5,200
Dover Corp.	29,195	1,679
Eaton Corp.	53,190	2,285
Emerson Electric Co.	115,348	5,369
Equifax, Inc.	17,883	578
Expeditors International Washington, Inc.	33,220	1,512
Fastenal Co.	45,200	1,513
FedEx Corp.	48,300	3,802
First Solar, Inc. (a)	8,070	807
Flir Systems, Inc.	23,500	608
Flowserve Corp.	8,300	783
Fluor Corp.	26,160	1,588
General Dynamics Corp.	56,761	3,637
General Electric Co. (b)	1,618,333	26,395
Goodrich Co.	19,645	1,752
Honeywell International, Inc.	120,881	5,779
Huntington Ingalls Industries, Inc. (a)(d)	—	—
Illinois Tool Works, Inc.	75,971	3,536
Ingersoll-Rand PLC	51,100	1,712
Iron Mountain, Inc.	32,200	1,048
ITT Industries, Inc.	28,692	1,358
Jacobs Engineering Group, Inc. (a)	20,400	760
Joy Global, Inc.	16,600	1,385
L-3 Communications Holdings, Inc.	15,503	1,051
Leggett & Platt, Inc.	24,998	555
Lockheed Martin Corp.	43,152	3,201
Masco Corp.	57,123	507
Monster Worldwide, Inc. (a)	22,609	213
Norfolk Southern Corp.	53,555	3,625
Northrop Grumman Corp.	44,211	2,415
PACCAR, Inc.	55,374	2,084
Pall Corp.	17,209	880
Parker-Hannifin Corp.	25,403	1,865
Pitney Bowes, Inc.	29,727	604
Precision Castparts Corp.	21,807	3,573
Quanta Services, Inc. (a)	30,100	578
R.R. Donnelley & Sons Co.	29,609	452
Raytheon Co.	53,882	2,329
Republic Services, Inc.	46,803	1,421
Robert Half International, Inc.	23,440	561
Rockwell Automation, Inc.	21,905	1,405
Rockwell Collins, Inc.	24,231	1,223
Roper Industries, Inc.	14,400	1,108
Ryder Systems, Inc.	7,921	373
Southwest Airlines Co.	126,986	1,095
Stericycle, Inc. (a)	12,900	1,131
Textron, Inc.	41,239	696
Thermo Fisher Scientific, Inc. (a)	59,424	3,264
Tyco International Ltd.	71,000	2,952
Union Pacific Corp.	75,368	6,947
United Parcel Service, Inc. Class B	149,946	10,105
United Technologies Corp.	139,278	10,341
W.W. Grainger, Inc.	8,769	1,351
Waste Management, Inc.	71,439	2,360

		183,145

Information Technology - 17.2%
Accenture PLC	99,000	5,305
Adobe Systems, Inc. (a)	75,757	1,912
Advanced Micro Devices, Inc. (a)	84,086	574
Agilent Technologies, Inc. (a)	54,568	2,012
Akamai Technologies, Inc. (a)	26,724	586
Altera Corp.	47,954	1,745
Analog Devices, Inc.	46,869	1,548
AOL, Inc. (a)(d)	1	—
Apple, Inc. (a)	141,284	54,370
Applied Materials, Inc.	198,307	2,245
Autodesk, Inc. (a)	34,976	986
Automatic Data Processing, Inc.	76,017	3,803
BMC Software, Inc. (a)	26,121	1,061
Broadcom Corp. Class A (a)	73,859	2,633
CA, Inc.	58,199	1,222
Cisco Systems, Inc.	837,419	13,131
Citrix Systems, Inc. (a)	29,467	1,781
Cognizant Technology Solutions Corp. Class A (a)	46,084	2,924
Computer Sciences Corp.	23,144	710
Compuware Corp. (a)	37,450	317
Corning, Inc.	238,176	3,580
Dell, Inc. (a)	250,650	3,726
Dun & Bradstreet Corp.	6,800	455
Electronic Arts, Inc. (a)	50,300	1,136
EMC Corp. (a)	316,584	7,152
F5 Networks, Inc. (a)	12,200	996
Fidelity National Information Services, Inc.	43,277	1,220
Fiserv, Inc. (a)	22,552	1,259
Google, Inc. Class A (a)	38,490	20,822
Harris Corp.	19,000	767
Hewlett-Packard Co.	315,616	8,215
Intel Corp.	812,156	16,349
International Business Machines Corp.	184,842	31,776

State Street Equity 500 Index Portfolio	37

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — August 31, 2011 (Unaudited)

		Market
		Value
	Shares	(000)
Intuit, Inc. (a)	40,963	$2,021
Jabil Circuit, Inc.	31,651	533
Juniper Networks, Inc. (a)	80,193	1,678
KLA-Tencor Corp.	25,105	921
Lexmark International Group, Inc. Class A (a)	12,642	404
Linear Technology Corp.	36,963	1,058
LSI Corp. (a)	89,162	607
MEMC Electronic Materials, Inc. (a)	36,378	254
Microchip Technology, Inc.	28,189	925
Micron Technology, Inc. (a)	130,962	774
Microsoft Corp. (b)	1,132,535	30,125
Molex, Inc.	23,305	509
Motorola Mobility Holdings, Inc. (a)	44,183	1,667
Motorola Solutions, Inc. (a)	52,752	2,220
National Semiconductor Corp.	35,696	889
NetApp, Inc. (a)	57,257	2,154
Novellus Systems, Inc. (a)	15,230	426
NVIDIA Corp. (a)	91,556	1,219
Oracle Corp.	597,362	16,768
PerkinElmer, Inc.	15,618	357
QUALCOMM, Inc.	255,811	13,164
Red Hat, Inc. (a)	28,200	1,115
SAIC, Inc. (a)	42,900	644
Salesforce.com, Inc. (a)	18,600	2,395
SanDisk Corp. (a)	36,267	1,329
Symantec Corp. (a)	113,363	1,944
Tellabs, Inc.	63,030	257
Teradata Corp. (a)	25,620	1,341
Teradyne, Inc. (a)	28,149	341
Texas Instruments, Inc.	177,999	4,665
VeriSign, Inc.	25,721	801
Waters Corp. (a)	13,765	1,099
Western Digital Corp. (a)	35,200	1,038
Xerox Corp.	218,801	1,816
Xilinx, Inc.	42,402	1,320
Yahoo!, Inc. (a)	196,619	2,675

		297,771

Materials - 3.7%
Air Products & Chemicals, Inc.	32,009	2,621
Airgas, Inc.	11,300	733
AK Steel Holding Corp.	20,000	180
Alcoa, Inc.	165,449	2,119
Allegheny Technologies, Inc.	17,228	863
Ball Corp.	25,124	902
Bemis Co., Inc.	14,462	449
CF Industries Holdings, Inc.	10,950	2,002
Cliffs Natural Resources, Inc.	22,700	1,881
Dow Chemical Co.	179,228	5,099
E.I. Du Pont de Nemours & Co.	142,812	6,894
Eastman Chemical Co.	10,504	869
Ecolab, Inc.	36,366	1,949
FMC Corp.	10,600	805
Freeport-McMoRan Copper & Gold, Inc. Class B	145,604	6,864
International Flavors & Fragrances, Inc.	13,031	756
International Paper Co.	68,711	1,865
MeadWestvaco Corp.	26,720	735
Monsanto Co.	82,155	5,663
Newmont Mining Corp.	75,006	4,697
Nucor Corp.	49,754	1,795
Owens-Illinois, Inc. (a)	24,000	455
Plum Creek Timber Co., Inc.	24,211	919
PPG Industries, Inc.	23,671	1,813
Praxair, Inc.	46,511	4,581
Sealed Air Corp.	22,792	420
Sherwin-Williams Co.	13,396	1,015
Sigma-Aldrich Corp.	18,334	1,181
Titanium Metals Corp.	16,600	266
United States Steel Corp.	21,478	647
Vulcan Materials Co.	18,961	664
Weyerhaeuser Co.	84,074	1,516

		63,218

Telecommunication Services - 3.0%
American Tower Corp. Class A (a)	60,000	3,232
AT&T, Inc.	903,450	25,730
CenturyTel, Inc.	93,165	3,368
Frontier Communications Corp.	149,444	1,119
JDS Uniphase Corp. (a)	32,523	422
MetroPCS Communications, Inc. (a)	38,300	428
Sprint Nextel Corp. (a)	469,465	1,765
Verizon Communications, Inc.	433,266	15,671
Windstream Corp.	82,613	1,049

		52,784

Utilities - 3.6%
AES Corp. (a)	102,795	1,116
Ameren Corp.	36,060	1,091
American Electric Power Co., Inc.	72,152	2,787
CenterPoint Energy, Inc.	64,211	1,285
CMS Energy Corp.	37,956	748
Consolidated Edison, Inc.	45,752	2,572
Constellation Energy Group, Inc.	30,014	1,155
Dominion Resources, Inc.	87,862	4,282
DTE Energy Co.	25,284	1,278
Duke Energy Corp.	201,920	3,818
Edison International	51,119	1,901
Entergy Corp.	26,798	1,747
Exelon Corp.	100,621	4,339
FirstEnergy Corp.	63,022	2,789
Integrys Energy Group, Inc.	13,216	662
NextEra Energy, Inc.	63,521	3,603
Nicor, Inc.	7,800	434
NiSource, Inc.	41,182	880

38	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — August 31, 2011 (Unaudited)

		Market
		Value
	Shares	(000)
Northeast Utilities	26,200	$909
NRG Energy, Inc. (a)	36,700	860
Oneok, Inc.	16,100	1,141
Pepco Holdings, Inc.	32,500	633
PG&E Corp.	62,026	2,627
Pinnacle West Capital Corp.	15,860	702
PPL Corp.	90,175	2,604
Progress Energy, Inc.	46,081	2,249
Public Service Enterprise Group, Inc.	75,624	2,581
SCANA Corp.	16,100	648
Sempra Energy	37,686	1,979
Southern Co.	129,243	5,345
TECO Energy, Inc.	34,951	640
Wisconsin Energy Corp.	35,100	1,111
Xcel Energy, Inc.	76,151	1,879

		62,395

TOTAL COMMON STOCKS (Cost $1,060,722)		1,700,852

	Par	Market
	Amount	Value
	(000)	(000)

U.S. GOVERNMENT SECURITIES - 0.2%
United States Treasury Bill (b)(e)(f) 0.01% due 10/20/11	$2,765	$2,765
United States Treasury Bill (b)(e)(f) 0.01% due 02/23/12	350	350

TOTAL U.S. GOVERNMENT SECURITIES (Cost $3,115)		3,115

	Shares
	(000)

MONEY MARKET FUNDS - 1.4%
AIM Short Term Investment Prime Portfolio	24,393	24,393
Federated Money Market Obligations Trust	577	577

TOTAL MONEY MARKET
FUNDS (Cost $24,970)		24,970

TOTAL INVESTMENTS (g)† - 99.9% (Identified cost $1,088,807(h))		1,728,937

Other Assets in Excess of Liabilities - 0.1%		2,335

NET ASSETS - 100.0%		$1,731,272

(a)	Non-income producing security.
(b)	All or part of this security has been designated as collateral for futures contracts.
(c)	Affiliated issuer. See table that follows for more information.
(d)	Amount is less than $1,000.
(e)	Rate represents annualized yield at date of purchase.
(f)	Value determined based on Level 2 inputs established by provisions surrounding Fair Value Measurements and Disclosures.
(g)	Unless otherwise indicated, the values of the Securities of the Portfolio are determined based on Level 1 inputs established by provisions surrounding Fair Value Measurements and Disclosures.
(h)	Cost of investments shown approximates cost for federal income tax purposes. Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 2011 was $726,120 and $85,990, respectively, resulting in net unrealized appreciation of investment of $640,130.
†	Security valuation: The Portfolio’s investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees.

State Street Equity 500 Index Portfolio	39

State Street Equity 500 Index Portfolio

Notes to Financial Statements — August 31, 2011 (Unaudited)

The Portfolio adopted provisions surrounding Fair Value Measurements and Disclosures that defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities. In accordance with these provisions, fair value is defined as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Various inputs are used in determining the value of the Portfolio’s investments.

The three tier hierarchy of inputs is summarized below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2011, in valuing the Portfolio’s assets carried at fair value (amounts in thousands):

	Quoted Prices in
	Active Markets for	Significant Other	Significant
	Identical Assets	Observable Inputs	Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

ASSETS:

INVESTMENTS:
Common Stocks	$1,700,852	$—	$—	$1,700,852
U.S. Government Securities	—	3,115	—	3,115
Money Market Funds	24,970	—	—	24,970

OTHER ASSETS:
Futures contracts	(635)	—	—	(635)

TOTAL ASSETS	$1,725,187	$3,115	$—	$1,728,302

The type of inputs used to value each security under the provisions surrounding Fair Value Measurements and Disclosures is identified in the Portfolio of Investments, which also includes a breakdown of the Portfolio’s investments by category.

The Portfolio adopted updated provisions surrounding Fair Value Measurements and Disclosures. This update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy.

As of the period ended August 31, 2011, there were no securities transferred from Level 1 to Level 2 and no securities transferred from Level 2 to Level 1.

40	Notes to Financial Statements

State Street Equity 500 Index Portfolio

Notes to Financial Statements — August 31, 2011, continued (Unaudited)

Derivatives

Futures: The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500® Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio, which is recorded on the Statement of Asset and Liabilities. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission requirements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

		Notional	Unrealized
	Number of	Value	Appreciation
	Contracts	(000)	(000)
Schedule of Futures Contracts S&P 500 Financial Futures Contracts (long) Expiration Date 09/2011	497	$30,895	$(635)

Total unrealized depreciation on open futures contracts purchased			$(635)

The Portfolio adopted provisions surrounding Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

To the extent permitted by the investment objective, restrictions and policies set forth in the Portfolio’s Prospectus and Statement of Additional Information, the Portfolio may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Portfolio’s use of derivatives includes futures. These instruments offer unique characteristics and risks that assist the Portfolio in meeting its investment objective. The Portfolio typically uses derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Portfolio through the use of options and futures to earn “market-like” returns with the Portfolio’s excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Portfolio. By purchasing certain instruments, the Portfolio may more effectively achieve the desired portfolio characteristics that assist in meeting the Portfolio’s investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

The following table, grouped into appropriate risk categories, discloses the amounts related to the Portfolio’s use of derivative instruments and hedging activities for the period ended August 31, 2011:

Asset Derivatives(1) (amounts in thousands)

		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Total
Futures Contracts	$—	$—	$—	$(635)	$—	$—	$(635)

(1)	Portfolio of Investments: Unrealized depreciation of futures contracts.

Notes to Financial Statements	41

State Street Equity 500 Index Portfolio

Notes to Financial Statements — August 31, 2011, continued (Unaudited)

*	Includes cumulative appreciation/ depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities. Transactions in derivative instruments during the eight months ended August 31, 2011, were as follows:

Realized Gain (Loss) (amounts in thousands)

		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Total
Futures Contracts	$—	$—	$—	$1,789	$—	$—	$1,789

Change in Appreciation (Depreciation) (amounts in thousands)

		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Total
Futures Contracts	$—	$—	$—	$(1,177)	$—	$—	$(1,177)

The average notional of futures outstanding during the period ended August 31, 2011, was $33,311,778.

42	Notes to Financial Statements

Portfolio of Investments — August 31, 2011 (Unaudited)

Affiliate Table

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The market value of this investment at August 31, 2011 is listed in the Portfolio of Investments.

						Income earned
		Shares purchased				for the twelve
		for the twelve	Shares sold for		Value at	months ended	Realized loss
Security	Number of shares	months ended	the twelve months	Number of shares	8/31/2011	8/31/2011	on shares sold
Description	held at 12/31/10	8/31/2011	ended 8/31/2011	held at 8/31/2011	(000)	(000)	(000)
State Street Corp.	85,825	—	9,500	76,325	$2,711	$30	$(5)

See notes to financial statements.

State Street Equity 500 Index Portfolio	43

State Street Equity 500 Index Portfolio	43

State Street Equity 500 Index Portfolio

Statement of Assets and Liabilities — August 31, 2011 (Unaudited)

(Amounts in thousands)

Assets
Investments in unaffiliated issuers at market value (identified cost $1,088,807)	$1,728,937

Total investments at market value (identified cost $1,088,807)	1,728,937
Daily variation margin on futures contracts	321
Dividends and interest	4,292

Total assets	1,733,550

Liabilities

Management fees (Note 4)	135
Accrued expenses and other liabilities	2,143

Total liabilities	2,278

Net Assets	$1,731,272

See notes to financial statements.

44	Statement of Assets and Liabilities

State Street Equity 500 Index Portfolio

Portfolio of Investments — December 31, 2010

		Market
		Value
	Shares	(000)

Common Stocks - 93.1%

Consumer Discretionary - 10.3%
Abercrombie & Fitch Co. Class A	15,046	$867
Amazon.Com, Inc. (a)	60,592	10,907
Apollo Group, Inc. Class A (a)	21,729	858
AutoNation, Inc. (a)	9,763	275
AutoZone, Inc. (a)	4,664	1,271
Bed Bath & Beyond, Inc. (a)	44,245	2,175
Best Buy Co., Inc.	56,419	1,935
Big Lots, Inc. (a)	12,727	388
Cablevision Systems Corp.	41,000	1,387
CarMax, Inc. (a)	38,400	1,224
Carnival Corp.	73,550	3,391
CBS Corp. Class B	116,303	2,216
Coach, Inc.	50,628	2,800
Comcast Corp. Class A	476,748	10,474
D.R. Horton, Inc.	47,976	572
Darden Restaurants, Inc.	24,588	1,142
DeVry, Inc.	10,400	499
Direct TV. Class A (a)	142,477	5,689
Discovery Communications, Inc. Class A (a)	48,600	2,027
eBay, Inc. (a)	196,003	5,455
Expedia, Inc.	34,515	866
Family Dollar Stores, Inc.	21,658	1,077
Ford Motor Co. (a)	640,198	10,749
Fortune Brands, Inc.	26,045	1,569
GameStop Corp. Class A (a)	26,800	613
Gannett Co., Inc.	42,074	635
Gap, Inc.	75,098	1,663
Genuine Parts Co.	26,909	1,381
Goodyear Tire & Rubber Co. (a)	42,357	502
H&R Block, Inc.	52,715	628
Harley-Davidson, Inc.	40,201	1,394
Harman International Industries, Inc. (a)	12,621	584
Hasbro, Inc.	23,225	1,096
Home Depot, Inc.	280,012	9,817
Host Hotels & Resorts, Inc.	113,821	2,034
International Game Technology	53,619	948
Interpublic Group of Cos., Inc. (a)	83,894	891
JC Penney Co., Inc.	40,010	1,293
Johnson Controls, Inc.	115,186	4,400
Kohl’s Corp. (a)	49,933	2,713
Lennar Corp. Class A	25,931	486
Limited Brands	46,067	1,416
Lowe’s Cos., Inc.	235,762	5,913
Macy’s, Inc.	72,323	1,830
Marriot International, Inc. Class A	49,150	2,042
Mattel, Inc.	61,276	1,558
McDonald’s Corp.	180,525	13,857
McGraw-Hill, Inc.	52,466	1,910
Meredith Corp.	6,189	214
NetFlix, Inc. (a)	7,400	1,300
Newell Rubbermaid, Inc.	50,693	922
News Corp. Class A	390,209	5,681
NIKE, Inc. Class B	65,352	5,582
Nordstrom, Inc.	29,533	1,252
O’Reilly Automotive, Inc. (a)	24,600	1,486
Omnicom Group, Inc.	51,441	2,356
Polo Ralph Lauren Corp.	11,115	1,233
Priceline.com, Inc. (a)	8,390	3,352
Pulte Homes, Inc. (a)	54,705	411
Radioshack Corp.	20,103	372
Ross Stores, Inc.	20,600	1,303
Scripps Networks Interactive, Inc. Class A	15,435	799
Sears Holdings Corp. (a)	7,474	551
Snap-On, Inc.	9,212	521
Stanley Black & Decker, Inc.	28,307	1,893
Staples, Inc.	123,533	2,813
Starbucks Corp.	126,661	4,070
Starwood Hotels & Resorts Worldwide, Inc.	32,547	1,978
Target Corp.	121,016	7,277
Tiffany & Co.	21,580	1,344
Time Warner Cable, Inc.	60,771	4,013
Time Warner, Inc.	189,591	6,099
TJX Cos., Inc.	67,606	3,001
Urban Outfitters, Inc. (a)	22,000	788
V.F. Corp.	14,793	1,275
Viacom, Inc. Class B	103,322	4,093
Walt Disney Co.	323,545	12,136
Washington Post Co. Class B	960	422
Whirlpool Corp.	12,961	1,151
Wyndham Worldwide Corp.	29,699	890
Wynn Resorts, Ltd.	12,900	1,340
Yum! Brands, Inc.	80,092	3,928

		215,263

Consumer Staples - 9.8%
Altria Group, Inc.	356,799	8,784
Archer-Daniels-Midland Co.	109,124	3,282
Avon Products, Inc.	73,360	2,132
Brown-Forman Corp. Class B	17,755	1,236
Campbell Soup Co.	34,065	1,184
Clorox Co.	23,843	1,509
Coca-Cola Co.	396,811	26,098
Coca-Cola Enterprises, Inc.	57,901	1,449
Colgate-Palmolive Co.	82,501	6,631
ConAgra Foods, Inc.	75,175	1,697
Constellation Brands, Inc. Class A (a)	29,326	650
Costco Wholesale Corp.	73,889	5,335
CVS Caremark Corp.	232,232	8,075
Dean Foods Co. (a)	33,458	296
Dr Pepper Snapple Group, Inc.	38,800	1,364
Estee Lauder Cos., Inc. Class A	19,452	1,570

45

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — December 31, 2010

		Market
		Value
	Shares	(000)
General Mills, Inc.	109,364	$3,892
H.J. Heinz Co.	54,769	2,709
Hormel Foods Corp.	11,800	605
Kellogg Co.	43,435	2,219
Kimberly-Clark Corp.	69,700	4,394
Kraft Foods, Inc. Class A	298,509	9,406
Kroger Co.	108,976	2,437
Lorillard, Inc.	25,561	2,097
McCormick & Co., Inc.	22,753	1,059
Molson Coors Brewing Co., Class B	27,062	1,358
PepsiCo, Inc.	270,854	17,695
Philip Morris International, Inc.	309,999	18,144
Procter & Gamble Co.	478,319	30,770
Reynolds American, Inc.	57,774	1,885
Safeway, Inc.	64,364	1,448
Sara Lee Corp.	109,234	1,913
SuperValu, Inc.	34,848	336
Sysco Corp.	100,009	2,940
The Hershey Company	27,282	1,286
The J.M. Smucker Co.	20,460	1,343
Tyson Foods, Inc., Class A	51,235	882
Wal-Mart Stores, Inc.	334,802	18,056
Walgreen Co.	158,218	6,164
Whole Foods Market, Inc. (a)	25,533	1,292

		205,622

Energy - 11.2%
Anadarko Petroleum Corp.	84,726	6,453
Apache Corp.	65,325	7,789
Baker Hughes, Inc.	73,673	4,212
Cabot Oil & Gas Corp.	17,300	655
Cameron International Corp. (a)	41,400	2,100
Chesapeake Energy Corp.	111,782	2,896
Chevron Corp. (b)	343,846	31,376
ConocoPhillips	251,030	17,095
Consol Energy, Inc.	38,573	1,880
Denbury Resources, Inc. (a)	69,800	1,332
Devon Energy Corp.	73,851	5,798
Diamond Offshore Drilling, Inc.	11,900	796
El Paso Corp.	120,292	1,655
EOG Resources, Inc.	43,417	3,969
EQT Corp.	25,500	1,143
ExxonMobil Corp. (b)	861,647	63,004
FMC Technologies, Inc. (a)	20,500	1,823
Halliburton Co.	155,434	6,346
Helmerich & Payne, Inc.	18,600	902
Hess Corp.	51,301	3,926
Marathon Oil Corp.	121,277	4,491
Massey Energy Co.	17,500	939
Murphy Oil Corp.	33,441	2,493
Nabors Industries, Ltd. (a)	48,204	1,131
National Oilwell Varco, Inc.	71,657	4,819
Newfield Exploration Co. (a)	22,900	1,651
Noble Energy, Inc.	29,910	2,575
Occidental Petroleum Corp.	138,844	13,620
Peabody Energy Corp.	46,124	2,951
Pioneer Natural Resources Co.	19,800	1,719
QEP Resources, Inc.	29,968	1,088
Range Resources Corp.	27,400	1,232
Rowan Cos., Inc. (a)	19,620	685
Schlumberger, Ltd.	233,158	19,469
Southwestern Energy Co. (a)	59,300	2,220
Spectra Energy Corp.	110,798	2,769
Sunoco, Inc.	20,384	822
Tesoro Corp. (a)	26,365	489
Valero Energy Corp.	96,709	2,236
Williams Cos., Inc.	99,968	2,471

		235,020

Financials - 15.3%
ACE Ltd.	58,000	3,611
AFLAC, Inc.	80,490	4,542
Allstate Corp.	92,006	2,933
American Express Co.	178,964	7,681
American International Group, Inc. (a)	24,133	1,391
Ameriprise Financial, Inc.	42,407	2,441
AON Corp.	56,347	2,593
Apartment Investment & Management Co. Class A	21,052	544
Assurant, Inc.	18,231	702
AvalonBay Communities, Inc.	14,598	1,643
Bank of America Corp.	1,723,371	22,990
Bank of New York Mellon Corp.	211,985	6,402
BB&T Corp.	118,570	3,117
Berkshire Hathaway, Inc. Class B (a)	295,703	23,689
Boston Properties, Inc.	23,967	2,064
Capital One Financial Corp.	78,063	3,322
CB Richard Ellis Group, Inc. Class A (a)	47,275	968
Charles Schwab Corp.	169,493	2,900
Chubb Corp.	52,075	3,106
Cincinnati Financial Corp.	27,114	859
Citigroup, Inc. (a)(b)	4,964,002	23,480
CME Group, Inc.	11,491	3,697
Comerica, Inc.	30,144	1,273
Developers Diversified Realty Corp.	1,532	22
Discover Financial Services	93,105	1,725
E*Trade Financial Corp. (a)	33,931	543
Equity Residential	48,557	2,523
Federated Investors, Inc. Class B	14,870	389
Fifth Third Bancorp	136,116	1,998
First Horizon National Corp. (a)	46,056	543
Franklin Resources, Inc.	24,880	2,767
Genworth Financial, Inc. Class A (a)	83,951	1,103
Goldman Sachs Group, Inc.	87,334	14,686
Hartford Financial Services Group, Inc.	75,997	2,013
HCP, Inc.	55,100	2,027

46

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — December 31, 2010

		Market
		Value
	Shares	(000)
Health Care REIT, Inc.	20,800	$991
Hudson City Bancorp, Inc.	89,992	1,146
Huntington Bancshares, Inc.	118,556	814
Intercontinental Exchange, Inc. (a)	12,480	1,487
Invesco Ltd.	79,000	1,901
J.P. Morgan Chase & Co.	668,015	28,337
Janus Capital Group, Inc.	31,407	407
KeyCorp	150,475	1,332
Kimco Realty Corp.	71,369	1,287
Legg Mason, Inc.	26,842	974
Leucadia National Corp.	33,636	981
Lincoln National Corp.	54,092	1,504
Loews Corp.	54,031	2,102
M&TBankCorp.	20,437	1,779
Marsh & McLennan Cos., Inc.	92,853	2,539
Marshall & Ilsley Corp.	86,593	599
Mastercard, Inc. Class A	16,500	3,698
MetLife, Inc.	154,896	6,884
Moody’s Corp.	34,766	923
Morgan Stanley	258,530	7,035
NASDAQ OMX Group, Inc. (a)	25,400	602
Northern Trust Corp.	41,406	2,294
NYSE Euronext	44,600	1,337
Paychex, Inc.	55,738	1,723
People’s United Financial, Inc.	63,000	883
PNC Financial Services Group, Inc.	89,817	5,454
Principal Financial Group, Inc.	54,791	1,784
Progressive Corp.	113,401	2,253
ProLogis	88,691	1,281
Prudential Financial, Inc.	82,939	4,869
Public Storage, Inc.	23,887	2,423
Regions Financial Corp.	214,589	1,502
Simon Property Group, Inc.	50,015	4,976
SLM Corp. (a)	82,954	1,044
State Street Corp. (c)	85,825	3,977
SunTrust Banks, Inc.	85,418	2,521
T. Rowe Price Group, Inc.	43,775	2,825
Torchmark Corp.	13,721	820
Total System Services, Inc.	27,675	426
Travelers Cos., Inc.	78,404	4,368
U.S. Bancorp	327,752	8,839
Unum Group	54,229	1,313
Ventas, Inc.	26,800	1,406
Visa, Inc.	83,300	5,863
Vornado Realty Trust	27,814	2,318
Wells Fargo Co.	896,849	27,793
Western Union Co.	112,085	2,081
XL Capital, Ltd. Class A	55,268	1,206
Zions Bancorp	30,453	738

		321,926

Health Care - 9.9%
Abbott Laboratories	264,106	12,653
Aetna, Inc.	68,350	2,085
Allergan, Inc.	52,592	3,612
AmerisourceBergen Corp.	47,186	1,610
Amgen, Inc. (a)	161,436	8,863
Baxter International, Inc.	99,561	5,040
Becton, Dickinson & Co.	39,297	3,321
Biogen Idec, Inc. (a)	40,731	2,731
Boston Scientific Corp. (a)	259,734	1,966
Bristol-Myers Squibb Co.	292,516	7,746
C.R. Bard, Inc.	15,897	1,459
Cardinal Health, Inc.	59,657	2,285
CareFusion Corp. (a)	31,178	801
Celgene Corp. (a)	80,418	4,756
Cephalon, Inc. (a)	13,300	821
Cerner Corp. (a)	11,700	1,108
CIGNA Corp.	47,096	1,727
Coventry Health Care, Inc. (a)	26,203	692
DaVita, Inc. (a)	16,600	1,154
Dentsply International, Inc.	24,300	830
Eli Lilly & Co.	173,375	6,075
Express Scripts, Inc. (a)	90,098	4,870
Forest Laboratories, Inc. (a)	48,802	1,561
Genzyme Corp. (a)	44,292	3,154
Gilead Sciences, Inc. (a)	138,699	5,026
Hospira, Inc. (a)	29,203	1,626
Humana, Inc. (a)	28,807	1,577
Intuitive Surgical, Inc. (a)	6,700	1,727
Johnson & Johnson	469,249	29,023
Laboratory Corp. of America Holdings (a)	17,422	1,532
Life Technologies Corp. (a)	31,887	1,770
McKesson Corp.	43,255	3,044
Mead Johnson Nutrition Co.	34,918	2,174
Medco Health Solutions, Inc. (a)	72,568	4,446
Medtronic, Inc.	184,578	6,846
Merck & Co., Inc.	526,470	18,974
Mylan, Inc. (a)	74,409	1,572
Patterson Cos., Inc.	16,494	505
Pfizer, Inc.	1,368,711	23,966
Quest Diagnostics, Inc.	24,200	1,306
St. Jude Medical, Inc. (a)	59,626	2,549
Stryker Corp.	58,389	3,135
Tenet Healthcare Corp. (a)	73,370	491
UnitedHealth Group, Inc.	187,996	6,789
Varian Medical Systems, Inc. (a)	20,560	1,424
Watson Pharmaceuticals, Inc. (a)	21,446	1,108
Wellpoint, Inc. (a)	67,238	3,823
Zimmer Holdings, Inc. (a)	33,752	1,812

		207,165

47

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — December 31, 2010

		Market
		Value
	Shares	(000)

Industrials - 10.5%
3M Co.	122,172	$10,543
Amphenol Corp. Class A	29,800	1,573
Avery Dennison Corp.	18,488	783
Boeing Co.	125,388	8,183
Caterpillar, Inc.	108,479	10,160
CH Robinson Worldwide, Inc.	28,361	2,274
Cintas Corp.	21,588	604
CSX Corp.	63,938	4,131
Cummins, Inc.	33,758	3,714
Danaher Corp.	91,672	4,324
Deere & Co.	72,437	6,016
Dover Corp.	31,895	1,864
Eaton Corp.	28,795	2,923
Emerson Electric Co.	128,648	7,355
Equifax, Inc.	22,083	786
Expeditors International Washington, Inc.	36,320	1,983
Fastenal Co.	25,200	1,510
FedEx Corp.	53,800	5,004
First Solar, Inc. (a)	9,270	1,206
Flir Systems, Inc. (a)	27,100	806
Flowserve Corp.	9,500	1,133
Fluor Corp.	30,560	2,025
General Dynamics Corp.	64,561	4,581
General Electric Co. (b)	1,820,633	33,299
Goodrich Co.	21,445	1,889
Honeywell International, Inc.	133,281	7,085
Illinois Tool Works, Inc.	84,771	4,527
Ingersoll-Rand PLC	55,400	2,609
Iron Mountain, Inc.	32,200	805
ITT Industries, Inc.	31,392	1,636
Jacobs Engineering Group, Inc. (a)	22,300	1,023
L-3 Communications Holdings, Inc.	19,303	1,361
Leggett & Platt, Inc.	24,998	569
Lockheed Martin Corp.	50,452	3,527
Masco Corp.	64,323	814
Monster Worldwide, Inc. (a)	22,609	534
Norfolk Southern Corp.	62,055	3,898
Northrop Grumman Corp.	49,911	3,233
PACCAR, Inc.	62,274	3,576
Pall Corp.	19,709	977
Parker-Hannifin Corp.	27,603	2,382
Pitney Bowes, Inc.	34,927	845
Precision Castparts Corp.	24,407	3,398
Quanta Services, Inc. (a)	36,800	733
R.R. Donnelley & Sons Co.	36,109	631
Raytheon Co.	62,282	2,886
Republic Services, Inc.	52,503	1,568
Robert Half International, Inc.	26,540	812
Rockwell Automation, Inc.	24,705	1,772
Rockwell Collins, Inc.	26,831	1,563
Roper Industries, Inc.	16,200	1,238
Ryder Systems, Inc.	7,921	417
Southwest Airlines Co.	127,686	1,657
Stericycle, Inc. (a)	14,800	1,198
Textron, Inc.	46,939	1,110
Thermo Fisher Scientific, Inc. (a)	67,924	3,760
Tyco International Ltd.	83,600	3,464
Union Pacific Corp.	84,268	7,808
United Parcel Service, Inc. Class B	168,946	12,262
United Technologies Corp.	157,778	12,420
W.W. Grainger, Inc.	9,969	1,377
Waste Management, Inc.	81,339	2,999

		221,143

Information Technology - 16.5%
Adobe Systems, Inc. (a)	86,957	2,677
Advanced Micro Devices, Inc. (a)	99,186	811
Agilent Technologies, Inc. (a)	59,168	2,451
Akamai Technologies, Inc. (a)	31,124	1,464
Altera Corp.	52,854	1,881
Analog Devices, Inc.	51,069	1,924
AOL, Inc. (a)(d)	1	—
Apple, Inc. (a)	156,784	50,572
Applied Materials, Inc.	228,307	3,208
Autodesk, Inc. (a)	38,876	1,485
Automatic Data Processing, Inc.	84,317	3,902
BMC Software, Inc. (a)	31,221	1,472
Broadcom Corp. Class A	77,859	3,391
CA, Inc.	67,099	1,640
Cisco Systems, Inc. (a)	947,119	19,160
Citrix Systems, Inc. (a)	32,067	2,194
Cognizant Technology Solutions Corp. Class A (a)	51,884	3,803
Computer Sciences Corp.	26,444	1,312
Compuware Corp. (a)	37,450	437
Corning, Inc.	267,076	5,160
Dell, Inc. (a)	286,950	3,888
Dun & Bradstreet Corp.	8,500	698
Electronic Arts, Inc. (a)	56,700	929
EMC Corp. (a)	352,084	8,063
F5 Networks, Inc. (a)	13,800	1,796
Fidelity National Information Services, Inc.	46,577	1,276
Fiserv, Inc. (a)	25,452	1,490
Google, Inc. Class A (a)	42,590	25,297
Harris Corp.	21,900	992
Hewlett-Packard Co.	387,516	16,314
Intel Corp.	953,156	20,045
International Business Machines Corp.	212,242	31,149
Intuit, Inc. (a)	47,763	2,355
Jabil Circuit, Inc.	31,651	636
Juniper Networks, Inc. (a)	89,393	3,300
KLA-Tencor Corp.	28,505	1,101
Lexmark International Group, Inc. Class A (a)	12,642	440

48

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — December 31, 2010

		Market
		Value
	Shares	(000)
Linear Technology Corp.	39,863	$1,379
LSI Corp. (a)	105,362	631
McAfee, Inc. (a)	26,300	1,218
MEMC Electronic Materials, Inc. (a)	36,378	410
Microchip Technology, Inc.	32,489	1,111
Micron Technology, Inc. (a)	146,362	1,174
Microsoft Corp. (b)	1,286,535	35,920
Molex, Inc.	23,305	530
Motorola, Inc. (a)	401,465	3,641
National Semiconductor Corp.	42,096	579
NetApp, Inc. (a)	61,757	3,394
Novell, Inc. (a)	60,120	356
Novellus Systems, Inc. (a)	15,230	492
NVIDIA Corp. (a)	99,256	1,529
Oracle Corp.	661,462	20,704
PerkinElmer, Inc.	21,118	545
QLogic Corp. (a)	17,922	305
QUALCOMM, Inc.	276,411	13,680
Red Hat, Inc. (a)	33,300	1,520
SAIC, Inc. (a)	50,200	796
Salesforce.com, Inc. (a)	20,200	2,666
SanDisk Corp. (a)	40,667	2,028
Symantec Corp. (a)	132,663	2,221
Tellabs, Inc.	63,030	427
Teradata Corp. (a)	28,920	1,190
Teradyne, Inc. (a)	28,149	395
Texas Instruments, Inc.	200,599	6,519
VeriSign, Inc.	29,421	961
Waters Corp. (a)	15,565	1,210
Western Digital Corp. (a)	39,300	1,332
Xerox Corp.	237,001	2,730
Xilinx, Inc.	45,602	1,322
Yahoo!, Inc. (a)	222,719	3,704

		345,332

Materials - 3.6%
Air Products & Chemicals, Inc.	36,609	3,330
Airgas, Inc.	14,300	893
AK Steel Holding Corp.	20,000	327
Alcoa, Inc.	174,549	2,686
Allegheny Technologies, Inc.	17,228	951
Ball Corp.	15,062	1,025
Bemis Co., Inc.	18,462	603
CF Industries Holdings, Inc.	12,150	1,642
Cliffs Natural Resources, Inc.	23,400	1,825
Dow Chemical Co.	198,328	6,771
E.I. Du Pont de Nemours & Co.	156,012	7,782
Eastman Chemical Co.	12,204	1,026
Ecolab, Inc.	39,666	2,000
FMC Corp.	12,600	1,007
Freeport-McMoRan Copper & Gold, Inc. Class B	80,452	9,661
International Flavors & Fragrances, Inc.	13,031	724
International Paper Co.	74,711	2,035
MeadWestvaco Corp.	30,320	793
Monsanto Co.	91,655	6,383
Newmont Mining Corp.	84,206	5,173
Nucor Corp.	53,954	2,364
Owens-Illinois, Inc. (a)	28,000	860
Plum Creek Timber Co., Inc.	27,611	1,034
PPG Industries, Inc.	27,871	2,343
Praxair, Inc.	52,311	4,994
Sealed Air Corp.	27,292	695
Sherwin-Williams Co.	15,296	1,281
Sigma-Aldrich Corp.	20,934	1,393
Titanium Metals Corp. (a)	16,600	285
United States Steel Corp.	24,578	1,436
Vulcan Materials Co.	22,561	1,001
Weyerhaeuser Co.	91,574	1,734

		76,057

Telecommunication Services - 2.9%
American Tower Corp. Class A (a)	68,200	3,522
AT&T, Inc.	1,009,850	29,669
CenturyTel, Inc.	51,773	2,390
Frontier Communications Corp.	169,844	1,653
JDS Uniphase Corp. (a)	38,023	550
MetroPCS Communications, Inc. (a)	44,800	566
Qwest Communications International, Inc.	297,790	2,266
Sprint Nextel Corp. (a)	510,465	2,159
Verizon Communications, Inc.	483,066	17,284
Windstream Corp.	82,613	1,153

		61,212

Utilities - 3.1%
AES Corp. (a)	115,195	1,403
Allegheny Energy, Inc.	28,359	687
Ameren Corp.	40,960	1,155
American Electric Power Co., Inc.	82,052	2,952
CenterPoint Energy, Inc.	72,311	1,137
CMS Energy Corp.	37,956	706
Consolidated Edison, Inc.	49,652	2,461
Constellation Energy Group, Inc.	34,214	1,048
Dominion Resources, Inc.	99,162	4,236
DTE Energy Co.	29,884	1,354
Duke Energy Corp.	226,320	4,031
Edison International	55,719	2,151
Entergy Corp.	30,898	2,188
Exelon Corp.	113,021	4,706
FirstEnergy Corp.	52,107	1,929
Integrys Energy Group, Inc.	13,216	641
NextEra Energy, Inc.	71,021	3,692
Nicor, Inc.	7,800	389
NiSource, Inc.	48,582	856
Northeast Utilities	30,100	960
NRG Energy, Inc. (a)	42,200	825

49

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — December 31, 2010

		Market
		Value
	Shares	(000)
Oneok, Inc.	18,600	$1,032
Pepco Holdings, Inc.	38,400	701
PG&E Corp.	67,026	3,207
Pinnacle West Capital Corp.	18,560	769
PPL Corp.	82,575	2,173
Progress Energy, Inc.	50,081	2,178
Public Service Enterprise Group, Inc.	86,424	2,749
SCANA Corp.	19,300	784
Sempra Energy	40,986	2,151
Southern Co.	143,343	5,480
TECO Energy, Inc.	34,951	622
Wisconsin Energy Corp.	20,100	1,183
Xcel Energy, Inc.	78,651	1,852

		64,388

Total Common Stocks (cost $1,230,336)		1,953,128

	Par	Market
	Amount	Value
	(000)	(000)

U.S. Government Securities - 0.2%
United States Treasury Bill (b)(e)(f) 0.08% due 01/20/11	$3,765	$3,765
United States Treasury Bill (b)(e)(f) 0.11% due 03/10/11	350	350

Total U.S. Government SECURITIES (Cost $4,115)		4,115

	Shares
	(000)

Money Market Funds - 1.6%
AIM Short Term Investment Prime Portfolio	33,049	33,049
Federated Money Market Obligations Trust	576	576

TOTAL MONEY MARKET
FUNDS (Cost $33,625)		33,625

Total Investments (g)† 94.9% (Identified cost $1,268,076)		1,990,868

Other Assets in Excess of Liabilities - 5.1%		107,269

Net Assets - 100.0%		$ 2,098,137

(a)	Non-income producing security.
(b)	All or part of this security has been designated as collateral for futures contracts.
(c)	Affiliated issuer. See table that follows for more information.
(d)	Amount is less than $1,000.
(e)	Rate represents annualized yield at date of purchase.
(f)	Value determined based on Level 2 inputs established by provisions surrounding Fair Value Measurements and Disclosures. (Note 2)
(g)	Unless otherwise indicated, the values of the Securities of the Portfolio are determined based on Level 1 inputs established by provisions surrounding Fair Value Measurements and Disclosures. (Note 2)
†	See Note 2 of the Notes to Financial Statements.

		Notional	Unrealized
	Number of	Value	Appreciation
	Contracts	(000)	(000)
Schedule of Futures Contracts S&P 500 Financial Futures Contracts (long) Expiration Date 03/2011	637	$39,366	$542

Total unrealized appreciation on open futures contracts purchased			$542

50

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — December 31, 2010

Affiliate Table

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500» Index. The market value of this investment at December 31, 2010 is listed in the Portfolio of Investments.

						Income earned
		Shares purchased				for the twelve
		for the twelve	Shares sold for		Value at	months ended	Realized loss
Security	Number of shares	months ended	the twelve months	Number of shares	12/31/2010	12/31/2010	on shares sold
Description	held at 12/31/09	12/31/2010	ended 12/31/2010	held at 12/31/2010	(000)	(000)	(000)
State Street Corp.	90,925	6,300	11,400	85,825	$3,977	$4	$(225)

See notes to financial statements.

51

State Street Equity 500 Index Portfolio

Statements of Assets and Liabilities — December 31, 2010

Amounts in thousands

Assets
Investments in unaffiliated issuers at market value (identified cost $1,265,072)	$1,986,891
Investments in non-controlled affiliates at market value (identified cost $3,004) (Note 4)	3,977

Total investments at market value (identified cost $1,268,076)	1,990,868
Cash	2
Receivable for Investment securities sold	104,961
Dividends and interest receivable	2,433

Total assets	2,098,264

Liabilities
Daily variation margin on futures contracts	47
Management fees (Note 4)	80

Total liabilities	127

Net Assets	$2,098,137

See notes to financial statements.

52	Statements of Assets and Liabilities

State Street Equity 500 Index Portfolio

Statement of Operations Year Ended — December 31, 2010

Amounts in thousands

Investment Income
Interest	$67
Dividend income — unaffiliated issuers (net of foreign taxes withheld of $2)	38,450
Dividend income — non-controlled affiliated issuer	4

Total investment income	38,521

Expenses
Management fees (Note 4)	853

Total expenses	853

Net Investment Income	37,668

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments — unaffiliated issuers	20,628
Investments — non-controlled affiliated issuer	(225)
Futures contracts	5,708

26,111
Net change in net unrealized appreciation (depreciation) on:
Investments	214,090
Futures contracts	(5)

214,085

Net realized and unrealized gain	240,196

Net Increase in Net Assets Resulting from Operations	$277,864

See notes to financial statements.

Statement of Operations	53

State Street Equity 500 Index Portfolio

Statements of Changes in Net Assets

	For The Year Ended	For The Year Ended
Amounts in thousands	December 31, 2010	December 31, 2009

Increase (Decrease) in Net Assets From Operations:
Net investment income	$37,668	$38,199
Net realized gain (loss) on investments and futures contracts	26,111	(88,220)
Net change in net unrealized appreciation on investments and futures contracts	214,085	473,395

Net increase in net assets from operations	277,864	423,374

Capital Transactions:
Contributions	241,838	267,641
Withdrawals	(314,951)	(319,837)

Net decrease in net assets from capital transactions	(73,113)	(52,196)

Net Increase in Net Assets	204,751	371,178

Net Assets
Beginning of year	1,893,386	1,522,208

End of year	$2,098,137	$1,893,386

See notes to financial statements.

54	Statements of Changes in Net Assets

State Street Equity 500 Index Portfolio

Financial Highlights

The following table includes selected supplemental data and ratios to average net assets:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06
Supplemental Data and Ratios:

Net assets, end of year (in thousands)	$2,098,137	$1,893,386	$1,522,208	$2,422,377	$2,766,696
Ratios to average net assets:
Operating expenses	0.045%	0.045%	0.045%	0.045%	0.045%
Net investment income	1.99%	2.28%	2.30%	1.96%	1.94%
Portfolio turnover rate (a)	12%	19%	14%	12%	10%
Total return (b)	15.08%	26.50%	(37.02)%	5.49%	15.75%

(a)	The portfolio turnover rate excludes in-kind security transactions.
(b)	Results represent past performance and are not indicative of future results.

See notes to financial statements.

Financial Highlights	55

State Street Equity 500 Index Portfolio

Notes to Financial Statements — December 31, 2010

1.	Organization

State Street Master Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises eleven investment portfolios: the State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, the State Street Tax Free Money Market Portfolio, the State Street Short-Term Tax Exempt Bond Portfolio, the State Street Limited Duration Bond Portfolio, the State Street Treasury Money Market Portfolio, the State Street Treasury Plus Money Market Portfolio and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the “Portfolio”).

At December 31, 2010, the following Portfolios were in operation: the Portfolio, the State Street Money Market Portfolio, the State Street Tax Free Money Market Portfolio, the State Street Short-Term Tax Free Bond Portfolio, the State Street U.S. Government Money Market Portfolio, the State Street Treasury Money Market Portfolio and the State Street Treasury Plus Money Market Portfolio. The Portfolio is authorized to issue an unlimited number of non-transferable beneficial interests.

The Portfolio’s investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Index (the “S&P 500® Index”). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500® Index. The S&P 500® Index is a well-known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. There is no assurance that the Portfolio will achieve its objective.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security valuation

The Portfolio’s investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed- income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees. The Portfolio adopted provisions surrounding Fair Value Measurements and Disclosures that defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities. In accordance with these provisions, fair value is defined as the price that the portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Various inputs are used in determining the value of the Portfolio’s investments.

The three tier hierarchy of inputs is summarized below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

56	Notes to Financial Statements

State Street Equity 500 Index Portfolio

Notes to Financial Statements — December 31, 2010, (continued)

The following is a summary of the inputs used, as of December 31, 2010, in valuing the Portfolio’s assets carried at fair value (amounts in thousands):

	Quoted Prices in
	Active Markets for	Significant Other	Significant
	Identical Assets	Observable Inputs	Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Assets:

Investments:
Common Stocks	$1,953,128	$—	$—	$1,953,128
U.S. Government
Securities	—	4,115	—	4,115
Money Market Funds	33,625	—	—	33,625

Other Assets:
Futures contracts	542	—	—	542

Total Assets	$1,987,295	$4,115	$—	$1,991,410

The type of inputs used to value each security under the provisions surrounding Fair Value Measurement and Disclosures is identified in the Portfolio of Investments, which also includes a breakdown of the Portfolio’s investments by category.

The Portfolio adopted updated provisions surrounding fair value measurements and disclosures effective March 31, 2010. This update applies to the Portfolio’s disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for the transfers as well as to disclosures about the valuation techniques and inputs used to measure fair value for investments that fall in either Level 2 or Level 3 fair value hierarchy.

As of the year ended December 31, 2010, there were no securities transferred from Level 1 to Level 2 and no securities transferred from Level 2 to Level 1.

Securities transactions, investment income and expenses — Securities transactions are recorded on a trade date basis for financial statement purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily based on average daily net assets.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each partner’s daily ownership percentage.

Federal income taxes: The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the Portfolio’s partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

The Portfolio has reviewed the tax positions for open years as of and during the year ended December 31, 2010, and determined it did not have a liability for any unrecognized tax expenses. The Portfolio recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2010, tax years 2007 through 2010 remain subject to examination by the Portfolio’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

At December 31, 2010, the book cost of investments was $1,268,075,887 which approximates cost computed on a federal tax basis. The aggregate gross unrealized appreciation and gross unrealized depreciation was $791,849,304 and $69,056,837 respectively, resulting in net appreciation of $722,792,467 for all securities as computed on a federal income tax basis.

Futures: The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500® Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement

Notes to Financial Statements	57

State Street Equity 500 Index Portfolio

Notes to Financial Statements — December 31, 2010, (continued)

purposes as unrealized gains or losses by the Portfolio, which is recorded on the Statement of Assets and Liabilities. The Portfolio recognizes a realized gain or loss when the contract is closed, which is recorded on the Statement of Operations. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission requirements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

The Portfolio adopted provisions surrounding Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

To the extent permitted by the investment objective, restrictions and policies set forth in the Portfolio’s Prospectus and Statement of Additional Information, the Portfolio may participate in various derivative- based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Portfolio’s use of derivatives includes futures. These instruments offer unique characteristics and risks that assist the Portfolio in meeting its investment objective. The Portfolio typically uses derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Portfolio through the use of options and futures to earn “market-like” returns with the Portfolio’s excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Portfolio. By purchasing certain instruments, the Portfolio may more effectively achieve the desired portfolio characteristics that assist in meeting the Portfolio’s investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

The following table, grouped into appropriate risk categories, discloses the amounts related to the Portfolio’s use of derivative instruments and hedging activities at December 31, 2010:

Asset Derivatives(1) (amounts in thousands)

		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk*	Contracts Risk	Contracts Risk	Total
Futures Contracts	$—	$—	$—	$542	$—	$—	$542

(1)	Portfolio of Investments: Unrealized appreciation of futures contracts.

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities. Transactions in derivative instruments during the year ended December 31, 2010, were as follows:

Realized Gain (Loss)(1) (amounts in thousands)

		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Total
Futures Contracts	$—	$—	$—	$5,708	$—	$—	$5,708

Change in Appreciation (Depreciation)(2) (amounts in thousands)

		Foreign
	Interest Rate	Exchange	Credit	Equity	Commodity	Other
	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Contracts Risk	Total
Futures Contracts	$—	$—	$—	$(5)	$—	$—	$(5)

(1)	Statement of Operations location: Net realized gain (loss) on: Futures contracts
(2)	Statement of Operations location: Net change in unrealized appreciation (depreciation) on: Futures contracts

The average notional of futures outstanding during the year ended December 31, 2010, was $51,379,065.

58	Notes to Financial Statements

State Street Equity 500 Index Portfolio

Notes to Financial Statements — December 31, 2010, (continued)

Use of estimates: The Portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which require the use of management estimates. Actual results could differ from those estimates.

3.	Securities Transactions

For the year ended December 31, 2010, purchases and sales of investment securities, excluding shortterm investments, futures contracts, and contributions in-kind and fair value of withdrawals, aggregated to $217,471,983 and $339,764,058 respectively.

4.	Related Party Fees and Transactions

The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”), under which SSgA FM directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA FM’s services as investment adviser and for State Street’s services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustees expense), State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio’s average daily net assets.

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corporation, the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The market value of this investment at December 31, 2010 is listed in the Portfolio of Investments.

5.	Trustees’ Fees

Pursuant to certain agreements with State Street and its affiliates, each Independent Trustee receives for his or her services a $30,000 retainer in addition to $2,500 for each in-person meeting and $500 for each telephonic meeting from State Street or its affiliates. These fees are paid through a unitary fee.

6.	Indemnifications

The Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust. Management does not expect any significant claims.

Notes to Financial Statements	59

State Street Equity 500 Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of State Street Master Funds and Owners of Beneficial Interest of State Street Equity 500 Index Portfolio: We have audited the accompanying statement of assets and liabilities of State Street Equity 500 Index Portfolio (one of the portfolios constituting State Street Master Funds) (the “Portfolio”), including the portfolio of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Equity 500 Index Portfolio, a portfolio of State Street Master Funds, at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 22, 2011

60	Report of Independent Registered Public Accounting Firm

State Street Equity 500 Index Portfolio
General Information — December 31, 2010 (Unaudited)

Proxy Voting Policies and Procedures and Record

The Trust has adopted proxy voting procedures relating to portfolio securities held by the Portfolio. A description of the policies and procedures are available (i) without charge, upon request, by calling (877)521-4083 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov. Information on how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by August 31 (i) without charge, upon request, by calling (877) 521-4083 or (ii) on the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year (as of March and September of each year) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (877) 521-4083.

Advisory Agreement Renewal

The Board of Trustees of the Trust met on November 19, 2010 (the “Meeting”) to consider the renewal of the investment advisory agreement for the Portfolio (the “Advisory Agreement”). In preparation for considering the Advisory Agreement, the Trustees had reviewed the renewal materials provided by the investment adviser, which they had requested through independent counsel. In deciding whether to renew the Advisory Agreement, the Trustees considered various factors, including (i) the nature, extent and quality of the services provided by the SSgA Funds Management, Inc. (the “Adviser”) under the Advisory Agreement, (ii) the investment performance of the Portfolio, (iii) the costs to the Adviser of its services and the profits realized by the Adviser and its affiliates from their relationship with the Trust, (iv) the extent towhich economies of scale would be realized if and as the Trust grows and whether the fee levels in the Advisory Agreement reflect these economies of scale, and (v) any additional benefits to the

Adviser from its relationship with the Trust.

In considering the nature, extent and quality of the services provided by the Adviser, the Trustees relied on their prior direct experience as Trustees of the Trust as well as on the materials provided at the Meeting. The Trustees reviewed the Adviser’s responsibilities under the Advisory Agreement and noted the experience and expertise that would be appropriate to expect of an adviser to the Portfolio, which is an index fund. The Trustees reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment and compliance operations relating to the investments of the Portfolio, and the responsibilities of the latter with respect to the Portfolio. They also considered the resources, operational structures and practices of the Adviser in managing the Portfolio’s investments, in monitoring and securing the Portfolio’s compliance with its investment objective and policies with respect to its investments and with applicable laws and regulations, and in seeking best execution of portfolio transactions. The Trustees also considered information about the Adviser’s overall investment management business, noting that the Adviser manages assets for a variety of institutional investors and that the Adviser and its affiliates had over $1.90 trillion in assets under management as of September 30, 2010, including over $183.40 billion managed by the Adviser. They reviewed information regarding State Street’s business continuity and disaster recovery program. Drawing upon the materials provided and their general knowledge of the business of the Adviser, the Trustees determined that the experience, resources and strength of the Adviser in the management of index products are exceptional. As discussed more fully below, they also determined that the advisory fee for the Portfolio was fair and reasonable and that its performance and expense ratio were acceptable. On the basis of this review, the Trustees determined that the nature and extent of the services provided by the Adviser to the Portfolio were appropriate and had been of good quality.

The Trustees noted that, in view of the investment objective of the Portfolio and the available data, the investment performance was acceptable. The Trustees noted that the performance of the Portfolio in absolute terms was not of the importance that normally attaches to that of actively-managed funds. Of more importance to the Trustees was the extent to which the Portfolio achieved its objective of replicating, before expenses, the total return of the S&P 500 Index. Drawing upon information provided at the Meeting and upon reports provided to the Trustees by the Adviser throughout the preceding year, they determined that the Portfolio had in fact tracked the index within an acceptable range of tracking error. They concluded that the performance of the Portfolio was acceptable.

General Information	61

State Street Equity 500 Index Portfolio
General Information — December 31, 2010 (Unaudited), continued

The Trustees considered the profitability to the Adviser and its affiliate, State Street, of the advisory relationships with the Trust. (They noted at the outset that the issue of profitability would not arise with respect to State Street Global Markets LLC (“SSGM”), also an affiliate of the Adviser, because of the fact that SSGM receives no compensation from the feeder fund and, by implication, the Portfolio.) The Trustees had been provided with data regarding the profitability to the Adviser and State Street with respect to the Portfolio individually, and on an aggregate basis, for the year ended June 30, 2010, with additional data relating to prior years. Having discussed with representatives of the Adviser the methodologies used in computing the costs that formed the bases of the profitability calculations, they concluded that these methodologies were reasonable and turned to the data provided. After discussion and analysis they concluded that, to the extent that the Adviser’s and State Street’s relationships with the Trust had been profitable to either or both of those entities during the period for which information had been provided, the profitability was in no case such as to render the advisory fee excessive.

In order better to evaluate the Portfolio’s advisory fee, the Trustees had requested comparative information from Lipper Inc. with respect to fees paid by, and expense ratios of, similar funds not managed by the Adviser. The Trustees found that the Portfolio’s advisory fee and total expense ratio were all lower than the average for its Lipper peer group; after discussion, they concluded that the data available provided confirmation of the reasonableness of the Adviser’s fee.

In addition, the Trustees considered other advisory fees paid to the Adviser. They noted that as a general matter fees paid to the Adviser by other, closely similar mutual funds sponsored by State Street were significantly higher than the fees paid by the Portfolio and, indirectly, by the feeder fund. As to fees paid by mutual funds for which the Adviser acted as sub-adviser and by institutional accounts managed by the Adviser, the Trustees noted that these were generally lower than those paid by the Portfolio; in considering these fees, the Trustees reviewed and discussed a memorandum prepared by the Adviser discussing the differences between the services provided to the Portfolio by the Adviser and those provided to the other two types of clients. The Trustees determined that, in light of these significant differences, in both cases the fees were of doubtful utility for purposes of comparison with that of the Portfolio, but that to the extent that meaningful comparison was practicable the differences in services satisfactorily accounted for differences in the fees. The Board determined that the Adviser’s fee was fair and reasonable.

In considering whether the Adviser benefits in other ways from its relationship with the Trust, the Trustees also considered whether the Adviser’s affiliates may benefit from the Trust’s relationship with State Street as fund administrator, custodian and transfer agent. They noted, among other things, that the Adviser utilizes no soft-dollar arrangements in connection with the Portfolio’s brokerage transactions to obtain third-party (non-proprietary research) services. The Trustees concluded that, to the extent that the Adviser or its affiliates derive other benefits from their relationships with the Trust, those benefits are not so significant as to render the Adviser’s fee excessive.

The Trustees also considered the extent to which economies of scale may be realized by the Portfolio as assets grow and whether the Portfolio’s fee level reflects such economies of scale, if any, for the benefit of investors. In considering the matter, the Trustees determined that, to the extent economies of scale were in fact realized, such economies of scale were shared with the Portfolio by virtue of an advisory fee of a comparatively low level that subsumed economies of scale in the fee itself. The Trustees also recognized, however, that should sustained, substantial asset growth be realized in the future, it might be appropriate to consider additional measures.

On the basis of the foregoing discussions and determinations, without any one factor being dispositive, the Trustees decided to approve the continuance of the Advisory Agreement.

62	General Information

Trustees and Executive Officers (Unaudited)

The table below includes information about the Trustees and Executive Officers of the State Street Master Funds, including their:

•	business addresses and ages;

•	principal occupations during the past five years; and

•	other directorships of publicly traded companies or funds.

				Number of
				Funds in Fund
Name, Address,	Position(s)	Term of Office	Principal	Complex
and Date of Birth	Held with	and Length of	Occupation During	Overseen by	Other Directorships
(“DOB”)	Trust	Time Served	Past Five Years	Trustee*	Held by Trustee

INDEPENDENT TRUSTEES

Michael F. Holland Holland & Company, LLC 375 Park Avenue New York, NY 10152 DOB: 1944	Trustee and Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	22	Trustee, State Street Institutional Investment Trust; Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; and Director, Reaves Utility Income Fund

William L. Boyan State Street Master Funds P.O. Box 5049 Boston, MA 02206 DOB: 1937	Trustee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999) Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – present); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1994 -2008).	22	Trustee, State Street Institutional Investment Trust; Former Trustee of Old Mutual South Africa Master Trust; Trustee, Children’s Hospital, Boston, MA; and Trustee, Florida Stage.

Trustees and Executive Officers	63

Trustees and Executive Officers (Unaudited) — continued

Number of
Funds in Fund
Name, Address,	Position(s)	Term of Office	Principal	Complex
and Date of Birth	Held with	and Length of	Occupation During	Overseen by	Other Directorships
(“DOB”)	Trust	Time Served	Past Five Years	Trustee*	Held by Trustee

INDEPENDENT TRUSTEES (continued)

Rina K. Spence State Street Master Funds P.O. Box 5049 Boston, MA 02206 DOB: 1948	Trustee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (1998 -present); Chief Executive Officer, IEmily.com (internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 -1998); President and CEO Emerson Hospital (1984 – 1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000).	22	Trustee, State Street
Institutional Investment Trust; Director, Berkshire Life Insurance Company of America 1993 – 2009; Director, IEmily.com, Inc. 2000 – present; and Trustee, National Osteoporosis Foundation 2005 – 2008

Douglas T. Williams State Street Master Funds P.O. Box 5049 Boston, MA 02206 DOB: 1940	Trustee	Term: Indefinite Elected: 7/99	Executive Vice President of Chase Manhattan Bank (1987 – 1999). Mr. Williams retired in 1999.	22	Trustee, State Street Institutional Investment Trust; Treasurer, Nantucket Educational Trust, 2002-2007

*	The “Fund Complex” consists of eleven series of the Trust and eleven series of State Street Institutional Investment Trust.

64	Trustees and Executive Officers

Trustees and Executive Officers (Unaudited) — continued

Number of
Funds in Fund
Name, Address,	Position(s)	Term of Office	Principal	Complex
and Date of Birth	Held with	and Length of	Occupation During	Overseen by	Other Directorships
(“DOB”)	Trust	Time Served	Past Five Years	Trustee*	Held by Trustee

INTERESTED TRUSTEE(1)

James E. Ross SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 DOB: 1965	Trustee President	Term: Indefinite Elected Trustee: 2/07 Elected President: 4/05	President, SSgA Funds Management Inc. (2005 – present); Principal, SSgA Funds Management, Inc. (2001 – 2005); Senior Managing Director, State Street Global Advisors (2006 – present); Principal, State Street Global Advisors (2000 – 2006).	22	Trustee, State Street Institutional Investment Trust;Trustee, SPDR@ Series Trust; Trustee, SPDR@ Index Shares Trust and Trustee, Select Sector SPDR@ Trust

OFFICERS:

Ellen M. Needham SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 DOB: 1967	Vice President	Term: Indefinite Elected: 09/09	Vice President, SSgA Funds Management, Inc. (investment adviser); July 2007 to Present, Managing Director (June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors.	—	—

Laura F. Healy State Street Bank and Trust Company 4 Copley Place 5th floor Boston, MA 02116	Treasurer Assistant Treasurer	Term: Indefinite Elected: 11/10 11/08-11/10	Vice President of State Street Bank and Trust Company (prior to July 2, 2008, Investors Financial Corporation) since 2002.	—	—
DOB: 1964

Brian D. O’Sullivan State Street Bank and Trust Company 801 Pennsylvania Avenue Kansas City, MO 64105	Assistant Treasurer	Term: Indefinite Elected: 11/08	Vice President of State Street Bank and Trust Company (2007 - present) with which he has been affiliated with since 1997.	—	—
DOB: 1975

Peter T. Sattelmair State Street Bank and Trust Company 801 Pennsylvania Avenue Kansas City, MO 64105	Assistant Treasurer	Term: Indefinite Elected: 11/08	Director of Fund Administration of State Street Bank and Trust Company (2007 - present) with which he has been affiliated with since 1999.	—	—
DOB: 1977

*	The “Fund Complex” consists of eleven series of the Trust and eleven series of State Street Institutional Investment Trust.
(1)	Mr. Ross is an Interested Trustee because of his employment by SSgA Funds Management, Inc., an affiliate of the Trust.

Trustees and Executive Officers	65

Trustees and Executive Officers (Unaudited) — continued

Number of
Funds in Fund
Name, Address,	Position(s)	Term of Office	Principal	Complex
and Date of Birth	Held with	and Length of	Occupation During	Overseen by	Other Directorships
(“DOB”)	Trust	Time Served	Past Five Years	Trustee*	Held by Trustee

OFFICERS: (continued)

David James State Street Bank and Trust Company 4 Copley Place 5th Floor Boston, MA 02116 DOB: 1970	Secretary	Term: Indefinite Elected: 11/09	Vice President and Managing Counsel, State Street Bank and Trust Company, 2009 to present; Vice President and Counsel, PNC Global Investment Servicing (US), Inc. 2006 to 2009; Assistant Vice President and Counsel, State Street Bank and Trust Company, October 2000 to December 2004 and was retired in 2005.	—	—

Cuan Coulter State Street Financial Center One Lincoln Street Boston, MA 02111-2900 DOB: 1972	Chief Compliance Officer	Term: Indefinite Elected: 12/2010	Senior Vice President, SSgA Global Chief Compliance Officer (2009 – present); Senior Vice President, SSgA U.S. Senior Compliance Officer (2008 – 2009); Partner, Pricewaterhouse Coopers, LLP (1999 – 2008)	—	—

*	The “Fund Complex” consists of eleven series of the Trust and eleven series of State Street Institutional Investment Trust.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling (toll free) 877-521-4083.

66	Trustees and Executive Officers

Trustees
Michael F. Holland
William L. Boyan
Rina K. Spence
Douglas T. Williams
James E. Ross
Investment Adviser
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, MA 02111
Custodian
State Street Bank and Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111
Administrator
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of shares of beneficial interest.

State Street Equity 500 Index Portfolio
State Street Bank and Trust Company
P.O. Box 5049
Boston, MA 02206

SSGA S P 500 FD AR

EQUITY FUNDS
Disciplined Equity Fund
Small Cap Fund
Small Cap Fund – Class R
Tuckerman Active REIT Fund
IAM SHARES Fund
Enhanced Small Cap Fund
Directional Core Equity Fund

Annual Report
August 31, 2011

SSgA Funds
Equity Funds
Annual Report
August 31, 2011

“SSgA” is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds. This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

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SSgA Funds
Letter from the President of SSgA Funds Management, Inc.

Dear Shareholder:

We are pleased to provide you with the August 31, 2011 Annual Report for the SSgA Funds which provides an overview of the investment discipline for each SSgA Fund as well as a discussion of management, performance data and related financial statements. As you review your overall investment strategy, we hope that you will find this information useful.

The U.S. economy and financial markets have followed an uncertain course and have been impacted this year by a number of unique events — the fractious battle over raising the debt ceiling, unrelenting high unemployment and Standard & Poor’s unprecedented decision to downgrade U.S. Government debt from a AAA credit rating to AA+. Additionally, the depressed housing market and an infectious lack of consumer confidence exacerbated equity volatility and underscored the continued flight to short-term bonds, Treasuries and money market funds, even as yields fell to record lows.

The international stage has featured similarly lackluster growth and pervasive volatility. A number of factors, from the fallout of the European debt crisis to policy tightening in developing countries, have combined to push the global economy to a saturation point where some have begun to question its ability to absorb additional market shocks.

In times when unrelenting volatility, dramatic selloffs and unexpected world events have heightened uncertainty for investors, we thank you for the confidence you have placed in the SSgA Funds.

Sincerely,

James Ross
President
SSgA Funds

President’s Letter	3

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SSgA
Disciplined Equity Fund

Portfolio Management Discussion and Analysis — August 31, 2011 (Unaudited)

Objective: The Fund seeks to provide total returns that exceed over time the S&P 500® Index through investment in equity securities.

Invests in: Large capitalization US equity securities.

Strategy: The Fund’s management team employs an equity strategy using bottom-up, quantitative stock selection from among the securities included in, but not limited to, the S&P 500® Index based upon a multi-factor return forecasting model, coupled with risk controlled, benchmark oriented portfolio construction.

 Disciplined Equity Fund

Period Ended	Total
08/31/11	Return

1 Year	20.08%
5 Years	(0.63	)%+
10 Years	1.96	%+

 Standard & Poor’s® 500 Composite Stock Index#

Period Ended	Total
08/31/11	Return

1 Year	18.50%
5 Years	0.78	%+
10 Years	2.70	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the Disciplined Equity Fund as stated in the Fees and Expenses table of the prospectus dated December 20, 2010 is 4.92%.

See related Notes on page 6.

Disciplined Equity Fund	5

SSgA
Disciplined Equity Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2011 (Unaudited)

The SSgA Disciplined Equity Fund (the “Fund”) seeks to provide total returns that exceed, over time, the S&P 500® Index through investment in equity securities. The Fund is benchmarked to the S&P 500® Index (the “Index”). The Fund may employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of the Index.

How did the Fund’s performance for the 12-month period ended August 31, 2011 (the “Reporting Period”) compare to the performance of the Fund’s benchmark?

For the 12-month period ended August 31, 2011 (the “Reporting Period”), the total return for the Fund was 20.08%, and the total return for the Index was 18.50%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

How did market conditions impact the performance of the Fund during the Reporting Period?

Early in the period, U.S. stocks advanced steadily. This was due mainly to renewed bond purchases by the Federal Reserve, European central banks’ measures to improve euro-zone markets’ liquidity, and solid profit reports from U.S. companies in early 2011. However, stocks turned more volatile starting in the spring of 2011. Oil and gasoline prices rose along with violence in the Middle East and North Africa. Consumer spending appeared less resilient. Japan experienced a nuclear disaster in the wake of its earthquake. These events spurred volatility, weighing on stock prices. Healthy first-quarter earnings reports boosted stocks briefly during 2011’s second quarter. However, stock market indexes declined in recent months due to persistently high unemployment and a weak housing market, coupled with the historic downgrading of the U.S. credit rating and renewed concern about European government bonds.

How did the investment strategies and techniques employed by the Adviser impact the performance of the Fund during the Reporting Period?

The Fund is a U.S. large capitalization fund that seeks to maintain size, style, and beta characteristics similar to those of the benchmark. A quantitative process ranks stocks, generally on a nightly basis, and industries on a monthly basis. As of August 31, 2011, the Fund held approximately 252 securities. Security overweight and underweight positions are limited to 0.50% relative to the benchmark. This approach is designed to prevent a single stock position from having a significant impact on the Fund’s performance relative to its benchmark.

The Fund’s stock selection techniques delivered positive results during the Reporting Period. Like the Fund’s model, the market generally favored stocks of companies experiencing strong earnings momentum relative to peers over stocks of companies with declining earnings expectations. The model also successfully analyzed short interest. Stocks carrying higher short interest underperformed stocks with lower levels of short interest. Finally, trend-following themes have been strongly rewarded in 2011, so the Fund’s market sentiment stock selection techniques, which incorporate price momentum analysis, contributed positively to the Fund’s investment returns.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

Notes: The following notes relate to the Growth of $10,000 graph and tables on the preceding page.

*	Assumes initial investment on September 1, 2001.

#	The Standard & Poor’s® 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

+	Annualized.

6	Disciplined Equity Fund

SSgA
Disciplined Equity Fund

Shareholder Expense Example — August 31, 2011 (Unaudited)
Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2011 to August 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Hypothetical
		Performance
	Actual	(5% return
	Performance	before expenses)

Beginning Account Value March 1, 2011	$1,000.00	$1,000.00
Ending Account Value August 31, 2011	$934.30	$1,021.93
Expenses Paid During Period*	$3.17	$3.31

*	Expenses are equal to the Fund’s annualized expense ratio of 0.65% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

Disciplined Equity Fund	7

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SSgA
Disciplined Equity Fund

Schedule of Investments — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$

Common Stocks - 100.1%

Consumer Discretionary - 10.4%
Amazon.com, Inc. (Æ)(Ñ)	60	13
Apollo Group, Inc. Class A (Æ)	20	1
AutoZone, Inc. (Æ)(Ñ)	69	21
Bed Bath & Beyond, Inc. (Æ)(Ñ)	716	41
Chico’s FAS, Inc. (Ñ)	458	6
Coach, Inc. (Ñ)	94	5
Comcast Corp. Class A	2,933	63
Darden Restaurants, Inc. (Ñ)	704	34
DISH Network Corp. Class A (Æ)	25	1
Dollar Tree, Inc. (Æ)	22	2
Expedia, Inc. (Ñ)	251	8
Foot Locker, Inc.	37	1
Ford Motor Co. (Æ)(Ñ)	3,587	40
H&R Block, Inc. (Ñ)	48	1
Hanesbrands, Inc. (Æ)(Ñ)	25	1
Harman International Industries, Inc.	726	26
Home Depot, Inc. (Ñ)	115	4
Interpublic Group of Cos., Inc. (The)	61	—	±
Jarden Corp. (Ñ)	571	17
Kohl’s Corp. (Ñ)	390	18
Lear Corp. (Ñ)	283	13
Liberty Media Corp. - Interactive (Æ)(Ñ)	1,347	21
Lowe’s Cos., Inc.	673	13
Macy’s, Inc.	1,420	37
McDonald’s Corp. (Ñ)	987	89
McGraw-Hill Cos., Inc. (The)	68	3
Newell Rubbermaid, Inc. (Ñ)	60	1
News Corp. Class A	1,373	24
Nike, Inc. Class B (Ñ)	45	4
Omnicom Group, Inc. (Ñ)	17	1
Target Corp. (Ñ)	14	1
Time Warner, Inc. (Ñ)	1,433	45
TJX Cos., Inc. (Ñ)	815	44
Viacom, Inc. Class A	1,035	50
Walt Disney Co. (The)	335	11
Washington Post Co. (The) Class B (Ñ)	54	19
Yum! Brands, Inc.	208	11

		690

Consumer Staples - 11.8%
Altria Group, Inc.	305	8
Avon Products, Inc.	25	—	±
Coca-Cola Co. (The)	1,471	104
Coca-Cola Enterprises, Inc. (Ñ)	1,401	39
Corn Products International, Inc.	355	17
Dr Pepper Snapple Group, Inc.	120	5
General Mills, Inc.	569	21
Herbalife, Ltd.	441	25
Hershey Co. (The)	14	1
JM Smucker Co. (The) (Ñ)	9	1
Kraft Foods, Inc. Class A	115	4
Kroger Co. (The) (Ñ)	1,650	39
Lorillard, Inc. (Ñ)	379	42
Mead Johnson Nutrition Co. Class A	569	40
PepsiCo, Inc. (Ñ)	470	30
Philip Morris International, Inc.	1,517	105
Procter & Gamble Co. (The)	1,978	126
Reynolds American, Inc. (Ñ)	23	1
Sara Lee Corp.	1,982	36
Tyson Foods, Inc. Class A (Ñ)	1,542	27
Walgreen Co.	1,299	46
Wal-Mart Stores, Inc.	1,269	67

		784

Energy - 12.0%
Baker Hughes, Inc.	11	1
Chesapeake Energy Corp. (Ñ)	1,294	42
Chevron Corp. (Ñ)	1,491	147
ConocoPhillips (Ñ)	466	32
Consol Energy, Inc. (Ñ)	348	16
Core Laboratories NV	6	1
Denbury Resources, Inc. (Æ)	182	3
El Paso Corp. (Ñ)	2,127	41
Energen Corp.	390	19
EXCO Resources, Inc. (Ñ)	45	1
Exxon Mobil Corp.	3,354	248
Halliburton Co.	15	1
Marathon Oil Corp.	781	21
Marathon Petroleum Corp.	390	14
McDermott International, Inc. (Æ)	29	—	±
Nabors Industries, Ltd. (Æ)	27	—	±
National Oilwell Varco, Inc.	666	44
Occidental Petroleum Corp.	187	16
QEP Resources, Inc. (Ñ)	17	1
Schlumberger, Ltd.	464	36
SEACOR Holdings, Inc. (Ñ)	258	23
Spectra Energy Corp. (Ñ)	25	1
Unit Corp. (Æ)	530	25
Valero Energy Corp.	1,444	33
Williams Cos., Inc. (The) (Ñ)	1,381	37

		803

Financials - 14.0%
Aflac, Inc.	14	—	±
Alleghany Corp. (Æ)(Ñ)	11	3
American Capital Agency Corp. (Ñ)(ö)	638	18
American Financial Group, Inc.	416	14
American International Group, Inc. (Æ)	138	3
American National Insurance Co. (Ñ)	11	1
Ameriprise Financial, Inc. (Ñ)	650	30

Disciplined Equity Fund	9

SSgA
Disciplined Equity Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$
Annaly Capital Management, Inc. (Ñ)(ö)	639	12
AON Corp.	390	18
Aspen Insurance Holdings, Ltd. (Ñ)	29	1
Assurant, Inc.	840	29
Axis Capital Holdings, Ltd.	207	6
Bank of America Corp. (Ñ)	6,633	54
Berkshire Hathaway, Inc. Class B (Æ)(Ñ)	934	68
BlackRock, Inc. Class A	54	9
Brandywine Realty Trust (Ñ)(ö)	61	1
Capitol Federal Financial, Inc. (Ñ)	1,865	20
Chimera Investment Corp. (Ñ)(ö)	3,813	12
Citigroup, Inc. (Ñ)	1,052	33
Discover Financial Services	1,540	39
East West Bancorp, Inc.	30	—	±
Endurance Specialty Holdings, Ltd. (Ñ)	215	8
Fidelity National Financial, Inc. Class A (Ñ)	456	8
First Citizens BancShares, Inc. Class A	3	—	±
Franklin Resources, Inc. (Ñ)	77	9
Goldman Sachs Group, Inc. (The)	285	33
Hanover Insurance Group, Inc. (The)	20	1
Invesco, Ltd.	988	18
JPMorgan Chase & Co.	3,105	117
Lazard, Ltd. Class A	153	4
MetLife, Inc. (Ñ)	1,220	41
Moody’s Corp. (Ñ)	25	1
Morgan Stanley	398	7
NASDAQ OMX Group, Inc. (The) (Æ)	330	8
People’s United Financial, Inc. (Ñ)	57	1
PNC Financial Services Group, Inc.	522	26
Prudential Financial, Inc.	683	34
Senior Housing Properties Trust (Ñ)(ö)	682	16
SLM Corp. (Ñ)	2,034	28
Taubman Centers, Inc. (Ñ)(ö)	535	31
Travelers Cos., Inc. (The)	96	5
Unum Group (Ñ)	1,160	27
US Bancorp	2,401	56
Waddell & Reed Financial, Inc. Class A	20	1
Wells Fargo & Co.	2,999	78
White Mountains Insurance Group, Ltd.	3	1

		930

Health Care - 11.8%
Abbott Laboratories	297	16
Aetna, Inc.	977	39
Agilent Technologies, Inc. (Æ)	79	3
Allergan, Inc. (Ñ)	103	8
Allscripts Healthcare Solutions, Inc. (Æ)(Ñ)	43	1
AmerisourceBergen Corp. Class A (Ñ)	195	8
Baxter International, Inc.	888	50
Becton Dickinson and Co. (Ñ)	8	1
Bristol-Myers Squibb Co. (Ñ)	716	21
Cardinal Health, Inc.	470	20
Cephalon, Inc. (Æ)	48	4
Cigna Corp.	63	3
Coventry Health Care, Inc. (Æ)	189	6
Covidien PLC (Ñ)	883	46
Eli Lilly & Co.	38	1
Gilead Sciences, Inc. (Æ)	1,259	50
Hill-Rom Holdings, Inc. (Ñ)	20	1
Hologic, Inc. (Æ)	1,581	26
Hospira, Inc. (Æ)	14	1
Humana, Inc.	17	1
Johnson & Johnson (Ñ)	1,135	75
Merck & Co., Inc.	2,808	93
Mylan, Inc. (Æ)(Ñ)	34	1
Pfizer, Inc.	6,429	122
Pharmaceutical Product Development, Inc. (Ñ)	573	18
Thermo Fisher Scientific, Inc. (Æ)	783	43
UnitedHealth Group, Inc. (Ñ)	1,305	62
Warner Chilcott PLC Class A	1,381	23
WellPoint, Inc.	655	41

		784

Industrials - 10.9%
3M Co.	72	6
Aecom Technology Corp. (Æ)(Ñ)	30	1
Caterpillar, Inc.	69	6
Cooper Industries PLC (Ñ)	516	24
Corrections Corp. of America (Æ)(Ñ)	444	10
CSX Corp. (Ñ)	1,991	44
Delta Air Lines, Inc. (Æ)	1,726	13
Dover Corp. (Ñ)	384	22
Expeditors International of Washington, Inc. (Ñ)	634	29
General Dynamics Corp.	11	1
General Electric Co. (Ñ)	7,730	126
Goodrich Corp.	9	1
Honeywell International, Inc. (Ñ)	1,038	50
ITT Corp. (Ñ)	664	31
KBR, Inc.	898	27
Kirby Corp. (Æ)(Ñ)	285	16
Lincoln Electric Holdings, Inc. (Ñ)	92	3
Lockheed Martin Corp. (Ñ)	52	4
Manpower, Inc.	14	—	±
Pall Corp.	730	37
Parker Hannifin Corp.	335	25
Raytheon Co. (Ñ)	776	33
Republic Services, Inc. Class A (Ñ)	28	1

10	Disciplined Equity Fund

SSgA
Disciplined Equity Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$
Thomas & Betts Corp. (Æ)	14	1
Timken Co.	651	26
Towers Watson & Co. Class A (Ñ)	527	31
Tyco International, Ltd.	968	40
United Parcel Service, Inc. Class B (Ñ)	425	29
United Technologies Corp.	943	70
WABCO Holdings, Inc. (Æ)	459	21
Waste Connections, Inc. (Ñ)	26	1

		729

Information Technology - 18.8%
Accenture PLC Class A (Ñ)	915	49
Activision Blizzard, Inc. (Ñ)	594	7
Amdocs, Ltd. (Æ)	1,025	28
Apple, Inc. (Æ)	514	198
Applied Materials, Inc.	1,642	19
Avnet, Inc. (Æ)	59	2
Booz Allen Hamilton Holding Corp. Class A (Æ)	586	9
Brocade Communications Systems, Inc. (Æ)	2,711	10
CA, Inc. (Ñ)	1,438	30
Cisco Systems, Inc.	5,397	85
Dell, Inc. (Æ)(Ñ)	2,930	44
eBay, Inc. (Æ)	594	18
EchoStar Corp. Class A (Æ)	22	— ±
EMC Corp. (Æ)	90	2
Gartner, Inc. (Æ)(Ñ)	20	1
Google, Inc. Class A (Æ)	108	58
Hewlett-Packard Co.	2,009	52
IAC/InterActiveCorp (Æ)(Ñ)	368	14
Ingram Micro, Inc. Class A (Æ)	653	12
Intel Corp.	4,598	93
International Business Machines Corp. (Ñ)	899	154
International Rectifier Corp. (Æ)(Ñ)	283	6
Jabil Circuit, Inc. (Ñ)	680	11
LSI Corp. (Æ)(Ñ)	94	1
Marvell Technology Group, Ltd. (Æ)	1,960	26
Microsoft Corp.	5,597	149
NCR Corp. (Æ)	1,724	30
NeuStar, Inc. Class A (Æ)(Ñ)	381	9
Oracle Corp.	3,144	88
QLogic Corp. (Æ)(Ñ)	40	1
QUALCOMM, Inc.	419	22
Symantec Corp. (Æ)	220	4
Synopsys, Inc. (Æ)	27	1
Tellabs, Inc.	860	3
Western Digital Corp. (Æ)(Ñ)	20	1
Western Union Co. (The)	1,124	19
Xerox Corp.	70	1

		1,257

Materials - 3.9%
Air Products & Chemicals, Inc.	375	31
Airgas, Inc. (Ñ)	11	1
Albemarle Corp.	494	25
Ball Corp. (Ñ)	946	34
Crown Holdings, Inc. (Æ)	190	7
Eastman Chemical Co.	6	— ±
EI du Pont de Nemours & Co.	1,194	58
Freeport-McMoRan Copper & Gold, Inc.	1,043	49
International Flavors & Fragrances, Inc.	159	9
MeadWestvaco Corp.	1,084	30
PPG Industries, Inc. (Ñ)	10	1
RPM International, Inc.	920	19

		264

Telecommunication Services - 3.2%
AT&T, Inc.	3,914	112
CenturyLink, Inc. (Ñ)	261	9
Verizon Communications, Inc. (Ñ)	2,526	91

		212

Utilities - 3.3%
AES Corp. (The) (Æ)	2,307	25
American Electric Power Co., Inc. (Ñ)	275	11
Consolidated Edison, Inc. (Ñ)	13	1
DTE Energy Co.	747	38
Duke Energy Corp. (Ñ)	2,388	45
Northeast Utilities	508	18
NV Energy, Inc.	1,828	27
PG&E Corp.	801	34
Public Service Enterprise Group, Inc. (Ñ)	22	1
UGI Corp. (Ñ)	624	18

		218

Total Common Stocks (cost $5,181)		6,671

Short-Term Investments - 0.0%
SSgA Prime Money Market Fund	3,132	3

Total Short-Term Investments (cost $3)		3

Disciplined Equity Fund	11

SSgA
Disciplined Equity Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$

Other Securities - 19.8%
State Street Navigator Securities Prime Lending Portfolio(X)	1,316,280	1,316

Total Other Securities (cost $1,316)		1,316

Total Investments - 119.9% (identified cost $6,500)		7,990

Other Assets and Liabilities, Net - (19.9%)		(1,326)

Net Assets - 100.0%		6,664

Presentation of Portfolio Holdings — August 31, 2011

Amounts in thousands
					% of
	Market Value				Net
Categories	Level 1	Level 2	Level 3	Total	Assets
Common Stock
Consumer Discretionary	$690	$—	$—	$690	10.4
Consumer Staples	784	—	—	784	11.8
Energy	803	—	—	803	12.0
Financials	930	—	—	930	14.0
Health Care	784	—	—	784	11.8
Industrials	729	—	—	729	10.9
Information Technology	1,257	—	—	1,257	18.8
Materials	264	—	—	264	3.9
Telecommunication Services	212	—	—	212	3.2
Utilities	218	—	—	218	3.3
Short-Term Investments	3	—	—	3	— *
Other Securities	—	1,316	—	1,316	19.8

Total Investments	$6,674	$1,316	$—	$7,990	119.9

Other Assets and Liabilities, Net					(19.9)

					100.0

*	Less than .05% of net assets.

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

12	Disciplined Equity Fund

SSgA
Small Cap Fund

Portfolio Management Discussion and Analysis — August 31, 2011 (Unaudited)

Objective: The Fund seeks to maximize total return through investments in small-cap equity securities.

Invests in: At least 80% of the total assets will be invested in smaller cap securities.

Strategy: Equity securities will be selected for the Fund on the basis of proprietary analytical models. The Fund management team uses a quantative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. This quantative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecast.

 Small Cap Fund — Institutional Class

Period Ended	Total
08/31/11	Return

1 Year	32.22%
5 Years	(3.57	)%+
10 Years	3.22	%+

 Small Cap Fund — Class R‡

Period Ended	Total
08/31/11	Return

1 Year	31.78%
5 Years	(3.73	)%+
10 Years	3.09	% +

 Russell 2000® Index†

Period Ended	Total
08/31/11	Return

1 Year	22.19%
5 Years	1.53	%+
10 Years	5.85	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the Small Cap Fund Institutional Class and Class R as stated in the Fees and Expenses table of the prospectus dated December 20, 2010 are 3.57% and 4.11%, respectively.

See related Notes on page 15.

Small Cap Fund	13

SSgA
Small Cap Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2011 (Unaudited)

The SSgA Small Cap Fund (the “Fund”) seeks to maximize total return through investment in equity securities; at least 80% of the total assets will be invested in smaller-capitalization equity securities. The Fund is benchmarked to the Russell 2000® Index (the “Index”).

How did the Fund’s performance for the 12-month period ended August 31, 2011 (the “Reporting Period”) compare to the performance of the Fund’s benchmark?

For the 12-month period ended August 31, 2011 (the “Reporting Period”), the total return for the SSgA Small Cap Fund Institutional Class and Class R (together, the “Fund”) were 32.22% and 31.78% respectively, and the total return for the Index was 22.19%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

How did market conditions impact the performance of the Fund during the Reporting Period?

Stock market returns were strong over the Reporting Period, but gains were concentrated in the period’s first half. During this time, stronger economic indicators, corporate earnings growth, and improving employment boosted sentiment and confidence in the market, aided by continued government support and low interest rates.

However, during the Reporting Period’s second half, a stubborn housing market and stalled labor market kept markets in check as they raised concerns about growth prospects. Sentiment turned negative and volatility returned to the market in the final four months, driven by concerns over the European government bond crisis and Standard & Poor’s historic reduction of the U.S. credit rating from AAA to AA+. This intensified worries that the U.S. economy would suffer for years from a more tightly constrained federal budget.

Despite these challenges, the Fund outperformed its index in nine of 12 months. The model’s valuation signals performed well throughout the Reporting Period. The market rewarded companies generating healthy revenues relative to their enterprise values. Earnings-based valuation signals also performed well. Growth signal strength performed better late in the Reporting Period as risk appetites waned and investors favored companies such as small caps that could continue to grow their earnings. The Fund’s quality signal neither contributed nor detracted during the Reporting Period as investors paid little attention to the quality of those earnings.

How did the investment strategies and techniques employed by the Adviser impact the performance of the Fund during the Reporting Period?

The Fund’s outperformance for the Reporting Period was mainly driven by stock selection. At the sector level, all sectors contributed to relative returns, led by the industrials, technology, and financials sectors. An overweight position in United Rentals, a provider of rental equipment to the construction industry, was a leading contributor in the industrials sector. The company rallied in early 2011 after announcing strong quarterly earnings. Technology stocks performed well due partly to an overweight to electronic payment solution provider VeriFone Systems. Finally, financials holdings benefited from positions in EZCORP and World Acceptance Corporation, both specializing in short-term smaller consumer finance loans.

On the downside, holdings in Newpark Resources, a maker of drilling fluids for oil and gas exploration, slumped on weaker international results. Also, a position in convenience store chain operator. The Pantry, Inc., detracted from results relative to the benchmark.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

14	Small Cap Fund

SSgA
Small Cap Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2011 (Unaudited)

Notes: The following notes relate to the Growth of $10,000 graph and tables on the preceding page.

*	Assumes initial investment on September 1, 2001.

†	The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

+	Annualized.

‡	Performance for the Small Cap Fund Class R before its inception (May 14, 2004) is derived from the historical performance of the institutional class, adjusted for the higher operating expenses related to distribution and shareholder servicing.

Small company issues can be subject to increased volatility and considerable price fluctuation.

Small Cap Fund	15

SSgA
Small Cap Fund

Shareholder Expense Example — August 31, 2011 (Unaudited)
Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2011 to August 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Hypothetical
		Performance
	Actual	(5% return
Institutional Class	Performance	before expenses)

Beginning Account Value March 1, 2011	$1,000.00	$1,000.00
Ending Account Value August 31, 2011	$942.70	$1,018.90
Expenses Paid During Period*	$6.12	$6.36

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

		Hypothetical
		Performance
	Actual	(5% return
Class R	Performance	before expenses)

Beginning Account Value March 1, 2011	$1,000.00	$1,000.00
Ending Account Value August 31, 2011	$941.30	$1,017.14
Expenses Paid During Period*	$7.83	$8.13

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

16	Small Cap Fund

16	Small Cap Fund

SSgA
Small Cap Fund

Schedule of Investments — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$

Common Stocks - 99.2%

Consumer Discretionary - 14.4%
1-800-Flowers.com, Inc. Class A (Æ)(Ñ)	1,651	4
AFC Enterprises, Inc. (Æ)(Ñ)	540	7
American Greetings Corp. Class A (Ñ)	1,629	35
American Public Education, Inc. (Æ)(Ñ)	611	25
Amerigon, Inc. (Æ)(Ñ)	372	5
Ameristar Casinos, Inc. (Ñ)	1,157	22
Arctic Cat, Inc. (Æ)(Ñ)	1,830	29
Ascena Retail Group, Inc. (Æ)(Ñ)	1,554	44
Ascent Capital Group, Inc. Class A (Æ)	472	23
Biglari Holdings, Inc. (Æ)(Ñ)	34	11
BJ’s Restaurants, Inc. (Æ)(Ñ)	252	12
Black Diamond, Inc. (Æ)(Ñ)	678	5
Bob Evans Farms, Inc. (Ñ)	805	26
Bon-Ton Stores, Inc. (The) (Ñ)	900	6
Bridgepoint Education, Inc. (Æ)(Ñ)	1,199	26
Buckle, Inc. (The) (Ñ)	725	29
Carrols Restaurant Group, Inc. (Æ)	900	8
Casual Male Retail Group, Inc. (Æ)(Ñ)	3,450	14
Cato Corp. (The) Class A (Ñ)	1,462	37
CEC Entertainment, Inc.	283	9
Chico’s FAS, Inc.	226	3
Coinstar, Inc. (Æ)(Ñ)	319	15
Core-Mark Holding Co., Inc. (Æ)(Ñ)	300	11
CROCS, Inc. (Æ)	1,301	36
Dana Holding Corp. (Æ)(Ñ)	2,325	30
Denny’s Corp. (Æ)(Ñ)	2,600	10
Dillard’s, Inc. Class A (Ñ)	861	40
Domino’s Pizza, Inc. (Æ)	1,600	44
Drew Industries, Inc. (Ñ)	265	5
Ethan Allen Interiors, Inc.	716	12
Express, Inc. (Ñ)	1,290	25
Finish Line, Inc. (The) Class A (Ñ)	1,915	38
Fisher Communications, Inc. (Æ)(Ñ)	300	8
Genesco, Inc. (Æ)(Ñ)	984	52
Global Sources, Ltd. (Æ)	585	5
Gordmans Stores, Inc. (Æ)(Ñ)	617	9
Group 1 Automotive, Inc. (Ñ)	257	11
Helen of Troy, Ltd. (Æ)	824	25
Hibbett Sports, Inc. (Æ)(Ñ)	303	11
HOT Topic, Inc. (Ñ)	1,128	9
HSN, Inc. (Ñ)	786	25
Iconix Brand Group, Inc. (Æ)(Ñ)	1,438	28
iRobot Corp. (Æ)(Ñ)	737	21
Jakks Pacific, Inc. (Ñ)	1,135	19
Johnson Outdoors, Inc. Class A (Æ)(Ñ)	500	8
Krispy Kreme Doughnuts, Inc. (Æ)(Ñ)	1,305	12
La-Z-Boy, Inc. Class Z (Æ)(Ñ)	702	6
Lithia Motors, Inc. Class A	755	14
Mac-Gray Corp. (Ñ)	500	7
Matthews International Corp. Class A (Ñ)	731	24
Men’s Wearhouse, Inc. (The) (Ñ)	1,025	30
Movado Group, Inc.	500	7
Nexstar Broadcasting Group, Inc. Class A (Æ)(Ñ)	639	4
Oxford Industries, Inc. (Ñ)	392	14
Papa John’s International, Inc. (Æ)	936	28
Penske Automotive Group, Inc. (Ñ)	568	10
Perry Ellis International, Inc. (Æ)(Ñ)	707	16
Pier 1 Imports, Inc. (Æ)(Ñ)	2,514	27
Polaris Industries, Inc. (Ñ)	392	43
Pool Corp. (Ñ)	853	22
Red Robin Gourmet Burgers, Inc. (Æ)(Ñ)	262	8
Ruth’s Hospitality Group, Inc. (Æ)(Ñ)	3,500	19
Sally Beauty Holdings, Inc. (Æ)(Ñ)	1,877	32
Select Comfort Corp. (Æ)(Ñ)	1,548	25
Service Corp. International (Ñ)	399	4
Shiloh Industries, Inc. (Ñ)	500	5
Shoe Carnival, Inc. (Æ)(Ñ)	300	8
Sinclair Broadcast Group, Inc. Class A	2,363	18
Six Flags Entertainment Corp. (Ñ)	560	19
Sonic Corp. (Æ)(Ñ)	2,085	19
Stage Stores, Inc. (Ñ)	1,495	24
Steven Madden, Ltd. (Æ)(Ñ)	361	13
Sturm Ruger & Co., Inc. (Ñ)	405	13
True Religion Apparel, Inc. (Æ)	343	10
Universal Electronics, Inc. (Æ)	300	6
Vitamin Shoppe, Inc. (Æ)(Ñ)	260	12
Wolverine World Wide, Inc. (Ñ)	925	34

		1,410

Consumer Staples - 4.8%
B&G Foods, Inc. Class A (Ñ)	2,162	39
Casey’s General Stores, Inc.	504	23
Coca-Cola Bottling Co. Consolidated (Ñ)	321	18
Darling International, Inc. (Æ)(Ñ)	1,912	32
Dole Food Co., Inc. (Æ)(Ñ)	1,225	14
Elizabeth Arden, Inc. (Æ)(Ñ)	1,280	41
Fresh Del Monte Produce, Inc. (Ñ)	1,039	25
Hain Celestial Group, Inc. (The) (AE)	865	27
Ingles Markets, Inc. Class A (Ñ)	400	6
Inter Parfums, Inc. (Ñ)	1,075	18
National Beverage Corp. (Ñ)	1,308	22
Nu Skin Enterprises, Inc. Class A (Ñ)	857	36
Pricesmart, Inc. (Ñ)	489	32
Revlon, Inc. Class A (Æ)	1,252	17
Ruddick Corp. (Ñ)	869	35
Smart Balance, Inc. (Æ)(Ñ)	1,109	6
Spartan Stores, Inc. (Ñ)	500	8

Small Cap Fund	17

SSgA
Small Cap Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$
Susser Holdings Corp. (Æ)(Ñ)	1,890	40
Village Super Market, Inc. Class A (Ñ)	330	8
Weis Markets, Inc. (Ñ)	481	19

		466

Energy - 7.2%
Alon USA Energy, Inc.	1,640	15
Apco Oil and Gas International, Inc.	270	21
Basic Energy Services, Inc. (Æ)	758	17
Berry Petroleum Co. Class A (Ñ)	821	40
Bill Barrett Corp. (Æ)(Ñ)	848	41
Complete Production Services, Inc. (Æ)(Ñ)	1,028	30
Contango Oil & Gas Co. (Æ)(Ñ)	430	26
Crosstex Energy, Inc. (Ñ)	1,535	18
CVR Energy, Inc. (Æ)	1,454	41
Delek US Holdings, Inc.	1,568	23
Energy Partners, Ltd. (Æ)	1,389	19
Energy XXI Bermuda, Ltd. (Æ)(Ñ)	992	27
Global Geophysical Services, Inc. (Æ)(Ñ)	1,337	16
Golar LNG, Ltd. (Ñ)	434	14
Gulf Island Fabrication, Inc. (Ñ)	300	7
Gulfmark Offshore, Inc. Class A (Æ)	251	10
Hallador Energy Co. (Ñ)	600	5
Helix Energy Solutions Group, Inc. (Æ)(Ñ)	1,815	31
HollyFrontier Corp.	87	6
Newpark Resources, Inc. (Æ)(Ñ)	1,290	11
OYO Geospace Corp. (Æ)(Ñ)	268	20
Parker Drilling Co. (Æ)	4,239	24
Petroquest Energy, Inc. (Æ)(Ñ)	1,300	10
Pioneer Drilling Co. (Æ)	1,876	24
REX American Resources Corp. (Æ)(Ñ)	400	7
Rosetta Resources, Inc. (Æ)	696	32
RPC, Inc. (Ñ)	1,170	30
Stone Energy Corp. (Æ)(Ñ)	1,352	36
Tesco Corp. (Æ)(Ñ)	1,382	23
Vaalco Energy, Inc. (Æ)(Ñ)	1,300	8
W&T Offshore, Inc. (Ñ)	1,541	33
Warren Resources, Inc. (Æ)(Ñ)	3,370	11
Western Refining, Inc. (Æ)(Ñ)	1,343	23

		699

Financials - 17.4%
1st Source Corp. (Ñ)	1,660	38
Advance America Cash Advance Centers, Inc. (Ñ)	1,500	13
Alexander’s, Inc. (Ñ)(ö)	63	27
Alliance Financial Corp.	530	16
American Campus Communities, Inc. (ö)	724	28
American Capital, Ltd. (Æ)	4,655	41
American Safety Insurance Holdings, Ltd. (Æ)(Ñ)	400	8
Amtrust Financial Services, Inc. (Ñ)	1,166	28
Banco Latinoamericano de Comercio Exterior SA Class E (Ñ)	1,197	20
Bank of the Ozarks, Inc.	916	21
Berkshire Hills Bancorp, Inc. (Ñ)	1,440	31
BGC Partners, Inc. Class A (Ñ)	3,869	25
Bridge Capital Holdings (Æ)(Ñ)	482	5
Calamos Asset Management, Inc. Class A (Ñ)	2,050	24
California First National Bancorp	400	7
Cash America International, Inc.	639	36
CBL & Associates Properties, Inc. (Ñ)(ö)	2,919	43
CIFC Corp. (Æ)(Ñ)	773	4
Citizens & Northern Corp. (Ñ)	620	10
CNO Financial Group, Inc. (Æ)(Ñ)	4,433	29
CoBiz Financial, Inc.	839	5
Community Bank System, Inc. (Ñ)	1,578	40
Coresite Realty Corp. (Ñ)(ö)	497	8
Credit Acceptance Corp. (Æ)	441	31
DFC Global Corp. (Æ)(Ñ)	1,349	30
Diamond Hill Investment Group, Inc. (Ñ)	100	7
Eagle Bancorp, Inc. (Æ)(Ñ)	599	7
Edelman Financial Group, Inc. (Ñ)	1,000	7
Encore Capital Group, Inc. (Æ)(Ñ)	850	20
Enterprise Bancorp, Inc. (Ñ)	334	5
Epoch Holding Corp. (Ñ)	500	7
Equity Lifestyle Properties, Inc. (Ñ)(ö)	373	26
Extra Space Storage, Inc. (Ñ)(ö)	2,245	48
Ezcorp, Inc. Class A (Æ)(Ñ)	1,442	48
FBL Financial Group, Inc. Class A (Ñ)	1,172	34
Financial Institutions, Inc. (Ñ)	1,140	18
First Busey Corp.	1,707	8
First Cash Financial Services, Inc. (Æ)(Ñ)	1,035	48
First Industrial Realty Trust, Inc. (Æ)(ö)	1,281	12
First Merchants Corp. (Ñ)	970	7
HFF, Inc. Class A (Æ)(Ñ)	1,217	14
Independence Holding Co. (Ñ)	505	4
International FCStone, Inc. (Æ)(Ñ)	796	19
Lakeland Bancorp, Inc.	3,223	27
LTC Properties, Inc. (Ñ)(ö)	904	24
Maiden Holdings, Ltd. (Ñ)	2,231	19
MainSource Financial Group, Inc. (Ñ)	1,163	10
MarketAxess Holdings, Inc.	1,115	33
Meadowbrook Insurance Group, Inc. (Ñ)	3,568	33
Merchants Bancshares, Inc. (Ñ)	219	6
Nara Bancorp, Inc. (Æ)(Ñ)	1,137	8

18	Small Cap Fund

SSgA
Small Cap Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$
National Bankshares, Inc.	334	9
National Financial Partners Corp. (Æ)(Ñ)	1,366	17
National Penn Bancshares, Inc. (Ñ)	2,462	18
Nicholas Financial, Inc. (Ñ)	448	5
Old National Bancorp (Ñ)	2,189	21
Pinnacle Financial Partners, Inc. (Æ)	635	8
Portfolio Recovery Associates, Inc. (Æ)(Ñ)	358	26
Post Properties, Inc. (ö)	1,195	50
Primerica, Inc. (Ñ)	1,060	22
Primus Guaranty, Ltd. (Æ)	1,562	9
Prosperity Bancshares, Inc. (Ñ)	914	35
Renasant Corp.	600	8
Republic Bancorp, Inc. Class A	1,482	26
RLI Corp. (Ñ)	481	30
Signature Bank NY (Æ)(Ñ)	687	38
Sovran Self Storage, Inc. (ö)	431	18
Strategic Hotels & Resorts, Inc. (Æ)(Ñ)(ö)	2,570	12
Sun Communities, Inc. (ö)	960	37
SVB Financial Group (Æ)(Ñ)	636	29
Texas Capital Bancshares, Inc. (Æ)(Ñ)	902	23
Union First Market Bankshares Corp. (Ñ)	1,530	17
Universal Insurance Holdings, Inc.	1,123	5
Virginia Commerce Bancorp, Inc. (Æ)(Ñ)	1,450	9
Virtus Investment Partners, Inc. (Æ)(Ñ)	200	12
Washington Banking Co.	1,402	16
Washington Trust Bancorp, Inc. (Ñ)	400	9
Webster Financial Corp. (Ñ)	1,534	28
WesBanco, Inc. (Ñ)	1,764	34
West Bancorporation, Inc. (Ñ)	900	8
West Coast Bancorp (Æ)	511	8
World Acceptance Corp. (Æ)	609	40

		1,694

Health Care - 12.2%
Air Methods Corp. (Æ)(Ñ)	435	29
Akorn, Inc. (Æ)(Ñ)	1,147	9
AMN Healthcare Services, Inc. (Æ)(Ñ)	992	5
Amsurg Corp. Class A (Æ)(Ñ)	1,425	32
Arthrocare Corp. (Æ)(Ñ)	1,176	38
Assisted Living Concepts, Inc. Class A (Ñ)	352	5
Atrion Corp. (Ñ)	100	21
AVEO Pharmaceuticals, Inc. (Æ)	554	9
Caliper Life Sciences, Inc. (Æ)(Ñ)	814	6
Cantel Medical Corp. (Ñ)	400	10
Centene Corp. (Æ)(Ñ)	1,085	35
Computer Programs & Systems, Inc.	171	12
CONMED Corp. (Æ)(Ñ)	1,344	32
Cornerstone Therapeutics, Inc. (Æ)	580	5
Corvel Corp. (Æ)	169	8
Cubist Pharmaceuticals, Inc. (Æ)(Ñ)	1,241	43
Depomed, Inc. (Æ)(Ñ)	1,272	8
DynaVox, Inc. Class A (Æ)(Ñ)	680	5
Five Star Quality Care, Inc. (Æ)	4,213	14
Greatbatch, Inc. (Æ)(Ñ)	886	20
Healthsouth Corp. (Æ)(Ñ)	1,538	33
Healthspring, Inc. (Æ)(Ñ)	1,345	52
Healthways, Inc. (Æ)(Ñ)	618	8
ICU Medical, Inc. (Æ)	159	7
Integra LifeSciences Holdings Corp. (Æ)(Ñ)	460	18
Invacare Corp.	1,246	31
IPC The Hospitalist Co., Inc. (Æ)(Ñ)	466	19
Jazz Pharmaceuticals, Inc. (Æ)(Ñ)	1,005	43
LHC Group, Inc. (Æ)(Ñ)	246	5
Magellan Health Services, Inc. (Æ)	924	46
Medcath Corp. (Æ)(Ñ)	600	8
Medicines Co. (The) (Æ)(Ñ)	2,449	36
Medicis Pharmaceutical Corp. Class A (Ñ)	841	33
Medidata Solutions, Inc. (Æ)	686	11
Molina Healthcare, Inc. (Æ)(Ñ)	1,106	21
National Healthcare Corp. (Ñ)	511	18
Omnicell, Inc. (Æ)(Ñ)	463	7
OraSure Technologies, Inc. (Æ)(Ñ)	736	5
Orthofix International NV (Æ)(Ñ)	548	20
Par Pharmaceutical Cos., Inc. (Æ)(Ñ)	878	26
PDL BioPharma, Inc. (Ñ)	4,230	26
PharMerica Corp. (Æ)	520	8
PSS World Medical, Inc. (Æ)(Ñ)	1,048	25
Quality Systems, Inc. (Ñ)	327	30
Questcor Pharmaceuticals, Inc. (Æ)(Ñ)	2,094	63
Select Medical Holdings Corp. (Æ)(Ñ)	2,529	18
Sirona Dental Systems, Inc. (Æ)	622	29
SonoSite, Inc. (Æ)(Ñ)	191	6
Spectrum Pharmaceuticals, Inc. (Æ)(Ñ)	1,444	12
Team Health Holdings, Inc. (Æ)(Ñ)	1,108	21
US Physical Therapy, Inc.	400	8
Viropharma, Inc. (Æ)(Ñ)	2,366	47
WellCare Health Plans, Inc. (Æ)	796	36
West Pharmaceutical Services, Inc.	682	27
Young Innovations, Inc. (Ñ)	680	19
Zoll Medical Corp. (Æ)	452	20

		1,188

Small Cap Fund	19

SSgA
Small Cap Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$

Industrials - 17.7%
3D Systems Corp. (Æ)(Ñ)	533	10
Alamo Group, Inc. (Ñ)	379	9
Alaska Air Group, Inc. (Æ)(Ñ)	782	45
Albany International Corp. Class A (Ñ)	1,178	26
Amerco, Inc. (Æ)(Ñ)	385	28
Applied Industrial Technologies, Inc. (Ñ)	1,283	39
Argan, Inc. (Æ)	510	5
Astec Industries, Inc. (Æ)(Ñ)	681	24
Astronics Corp. (Æ)(Ñ)	740	22
Astronics Corp. Class B (Æ)	74	2
Avis Budget Group, Inc. (Æ)(Ñ)	2,620	34
AZZ, Inc. (Ñ)	197	9
Barnes Group, Inc. (Ñ)	1,032	24
Beacon Roofing Supply, Inc. (Æ)(Ñ)	500	9
Belden, Inc.	866	26
Blount International, Inc. (Æ)	550	9
Brink’s Co. (The)	1,108	28
Cascade Corp.	351	15
Chart Industries, Inc. (Æ)	487	23
Clean Harbors, Inc. (Æ)	622	33
Coleman Cable, Inc. (Æ)(Ñ)	761	9
Colfax Corp. (Æ)(Ñ)	1,200	30
Consolidated Graphics, Inc. (Æ)	624	24
CRA International, Inc. (Æ)(Ñ)	296	7
Cubic Corp.	700	29
Curtiss-Wright Corp.	1,026	32
Deluxe Corp. (Ñ)	1,639	36
DXP Enterprises, Inc. (Æ)	1,312	32
Dycom Industries, Inc. (Æ)(Ñ)	1,418	26
EnPro Industries, Inc. (Æ)(Ñ)	455	18
ESCO Technologies, Inc. (Ñ)	746	23
Esterline Technologies Corp. (Æ)	709	53
Exponent, Inc. (Æ)(Ñ)	300	13
Franklin Electric Co., Inc. (Ñ)	908	39
Furmanite Corp. (Æ)(Ñ)	1,200	7
G&K Services, Inc. Class A (Ñ)	806	23
GenCorp, Inc. (Æ)(Ñ)	1,377	6
Generac Holdings, Inc. (Æ)(Ñ)	897	18
Gibraltar Industries, Inc. (Æ)(Ñ)	737	7
Gorman-Rupp Co. (The)	564	16
GP Strategies Corp. (Æ)(Ñ)	700	9
Hawaiian Holdings, Inc. (Æ)(Ñ)	1,200	5
HEICO Corp. (Ñ)	670	37
Higher One Holdings, Inc. (Æ)(Ñ)	439	7
Huron Consulting Group, Inc. (Æ)(Ñ)	873	28
ICF International, Inc. (Æ)(Ñ)	373	8
Insperity, Inc.	854	21
John Bean Technologies Corp. (Ñ)	514	8
Kadant, Inc. (Æ)(Ñ)	400	9
Kelly Services, Inc. Class A (Ñ)	1,314	20
Knoll, Inc. (Ñ)	2,019	32
Layne Christensen Co. (Æ)(Ñ)	876	25
LB Foster Co. Class A (Ñ)	200	5
MasTec, Inc. (Æ)(Ñ)	1,950	43
Middleby Corp. (Æ)(Ñ)	498	40
Mistras Group, Inc. (Æ)(Ñ)	542	11
Moog, Inc. Class A (Æ)(Ñ)	879	35
Multi-Color Corp.	400	10
MYR Group, Inc. (Æ)	411	9
Navigant Consulting, Inc. (Æ)	1,540	15
Nordson Corp. (Ñ)	825	36
Old Dominion Freight Line, Inc. (Æ)	912	29
On Assignment, Inc. (Æ)(Ñ)	1,000	8
Park-Ohio Holdings Corp. (Æ)(Ñ)	1,674	27
Preformed Line Products Co.	100	6
Primoris Services Corp. (Ñ)	1,671	19
Quality Distribution, Inc. (Æ)	700	9
RailAmerica, Inc. (Æ)(Ñ)	1,408	19
Raven Industries, Inc.	192	10
Robbins & Myers, Inc. (Ñ)	744	36
Sauer-Danfoss, Inc. (Æ)	660	29
Seaboard Corp.	16	37
Standard Parking Corp. (Æ)	400	7
Standex International Corp. (Ñ)	300	9
Steelcase, Inc. Class A (Ñ)	2,178	18
Sterling Construction Co., Inc. (Æ)	351	4
SYKES Enterprises, Inc. (Æ)(Ñ)	1,345	21
Team, Inc. (Æ)(Ñ)	556	14
Teledyne Technologies, Inc. (Æ)	563	31
Tennant Co. (Ñ)	665	29
Trimas Corp. (Æ)	1,549	30
Twin Disc, Inc. (Ñ)	1,062	41
Viad Corp.	422	9

		1,723

Information Technology - 15.0%
ACI Worldwide, Inc. (Æ)(Ñ)	1,303	39
Advanced Energy Industries, Inc. (Æ)	1,250	12
Ancestry.com, Inc. (Æ)(Ñ)	959	34
Anixter International, Inc.	679	40
Brightpoint, Inc. (Æ)	2,945	28
Brooks Automation, Inc. (Ñ)	2,229	21
CACI International, Inc. Class A (Æ)(Ñ)	790	43
Cardtronics, Inc. (Æ)(Ñ)	1,797	44
Cognex Corp.	451	14
CommVault Systems, Inc. (Æ)	427	14
Convio, Inc. (Æ)(Ñ)	669	6
Dice Holdings, Inc. (Æ)	1,273	13
Digi International, Inc. (Æ)(Ñ)	475	6
Electro Rent Corp. (Ñ)	500	7

20	Small Cap Fund

SSgA
Small Cap Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$
Electro Scientific Industries, Inc. (Æ)(Ñ)	791	12
Electronics for Imaging, Inc. (Æ)	1,195	17
Entegris, Inc. (Æ)(Ñ)	4,793	36
EPIQ Systems, Inc. (Ñ)	631	8
ePlus, Inc. (Æ)(Ñ)	300	8
Fair Isaac Corp. (Ñ)	1,355	35
FARO Technologies, Inc. (Æ)	251	10
GT Advanced Technologies, Inc. (Æ)(Ñ)	2,025	25
Guidance Software, Inc. (Æ)(Ñ)	900	6
Heartland Payment Systems, Inc. (Ñ)	541	12
IAC/InterActiveCorp (Æ)(Ñ)	149	6
Infospace, Inc. (Æ)(Ñ)	919	9
Insight Enterprises, Inc. (Æ)(Ñ)	1,515	28
Interactive Intelligence Group (Æ)(Ñ)	714	23
Internap Network Services Corp. (Æ)(Ñ)	805	4
IXYS Corp. (Æ)(Ñ)	445	5
j2 Global Communications, Inc. (Ñ)	1,167	37
Jack Henry & Associates, Inc. (Ñ)	1,574	46
JDA Software Group, Inc. (Æ)	605	16
Kenexa Corp. (Æ)(Ñ)	1,218	26
Keynote Systems, Inc. (Ñ)	500	12
Kulicke & Soffa Industries, Inc. (Æ)(Ñ)	2,624	23
Lattice Semiconductor Corp. (Æ)(Ñ)	4,645	26
Liquidity Services, Inc. (Æ)(Ñ)	1,778	43
Littelfuse, Inc.	654	30
Magma Design Automation, Inc. (Æ)	5,686	29
Manhattan Associates, Inc. (Æ)	738	26
MAXIMUS, Inc. (Ñ)	1,122	41
Measurement Specialties, Inc. (Æ)(Ñ)	1,031	32
Methode Electronics, Inc. (Ñ)	580	6
MicroStrategy, Inc. Class A (Æ)	211	26
MKS Instruments, Inc. (Ñ)	1,419	33
MoneyGram International, Inc. (Æ)(Ñ)	2,320	6
Monotype Imaging Holdings, Inc. (Æ)	700	8
MTS Systems Corp. (Ñ)	651	24
Nanometrics, Inc. (Æ)(Ñ)	600	10
Newport Corp. (Æ)(Ñ)	1,980	26
NIC, Inc. (Ñ)	2,093	24
Opnet Technologies, Inc. (Ñ)	673	23
OSI Systems, Inc. (Æ)(Ñ)	751	29
PC Connection, Inc. (Æ)	1,085	10
Perficient, Inc. (Æ)	600	5
Photronics, Inc. (Æ)(Ñ)	1,077	7
PROS Holdings, Inc. (Æ)(Ñ)	371	6
Richardson Electronics, Ltd. (Ñ)	650	9
RightNow Technologies, Inc. (Æ)(Ñ)	401	13
Rudolph Technologies, Inc. (Æ)(Ñ)	929	6
S1 Corp. (Æ)	1,190	11
Seachange International, Inc. (Æ)(Ñ)	844	7
SolarWinds, Inc. (Æ)	652	16
Stamps.com, Inc. (Ñ)	1,200	24
Symmetricom, Inc. (Æ)(Ñ)	1,200	7
TeleNav, Inc. (Æ)	905	8
TeleTech Holdings, Inc. (Æ)	1,344	24
Tyler Technologies, Inc. (Æ)(Ñ)	894	23
ValueClick, Inc. (Æ)(Ñ)	2,435	37
VASCO Data Security International, Inc. (Æ)(Ñ)	511	4
Veeco Instruments, Inc. (Æ)(Ñ)	689	25
Virtusa Corp. (Æ)(Ñ)	500	8
Vocus, Inc. (Æ)(Ñ)	400	9
Websense, Inc. (Æ)	1,129	23
X-Rite, Inc. (Æ)(Ñ)	2,257	8
Zygo Corp. (Æ)	600	8

		1,465

Materials - 6.8%
AM Castle & Co. (Æ)(Ñ)	500	6
AMCOL International Corp. (Ñ)	758	22
American Vanguard Corp. (Ñ)	626	7
Balchem Corp. (Ñ)	324	13
Buckeye Technologies, Inc. (Ñ)	1,377	37
Chase Corp.	330	4
Globe Specialty Metals, Inc.	627	11
Graphic Packaging Holding Co. (Æ)(Ñ)	4,735	20
Handy & Harman, Ltd. (Æ)(Ñ)	322	5
Haynes International, Inc.	434	25
HB Fuller Co.	775	17
Innophos Holdings, Inc. (Ñ)	877	36
Innospec, Inc. (Æ)	361	10
KapStone Paper and Packaging Corp. (Æ)(Ñ)	1,967	30
Koppers Holdings, Inc. (Ñ)	628	21
LSB Industries, Inc. (Æ)(Ñ)	586	23
Materion Corp. (Æ)(Ñ)	788	23
Minerals Technologies, Inc. (Ñ)	628	36
Myers Industries, Inc. (Ñ)	603	7
Neenah Paper, Inc. (Ñ)	446	8
NewMarket Corp. (Ñ)	193	32
NL Industries, Inc. (Ñ)	600	9
Noranda Aluminum Holding Corp. (Æ)(Ñ)	2,082	24
OM Group, Inc. (Æ)	332	10
PH Glatfelter Co. (Ñ)	1,728	25
PolyOne Corp. (Ñ)	2,036	26
Quaker Chemical Corp. (Ñ)	250	8
Rockwood Holdings, Inc. (Æ)(Ñ)	795	41
Sensient Technologies Corp.	933	34
TPC Group, Inc. (Æ)(Ñ)	600	19
Universal Stainless & Alloy (Æ)	312	10

Small Cap Fund	21

SSgA
Small Cap Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$
Worthington Industries, Inc. (Ñ)	1,471	24
WR Grace & Co. (Æ)	979	39

		662

Telecommunication Services - 0.8%
Cincinnati Bell, Inc. (Æ)(Ñ)	2,890	10
Consolidated Communications Holdings, Inc. (Ñ)	346	7
General Communication, Inc. Class A (Æ)(Ñ)	1,500	13
IDT Corp. Class B	547	12
Premiere Global Services, Inc. (Æ)(Ñ)	1,130	10
Vonage Holdings Corp. (Æ)(Ñ)	7,547	27

		79

Utilities - 2.9%
Avista Corp. (Ñ)	1,121	29
CH Energy Group, Inc. (Ñ)	726	41
Chesapeake Utilities Corp. (Ñ)	843	34
El Paso Electric Co. (Ñ)	1,410	49
NorthWestern Corp.	883	30
PNM Resources, Inc.	1,768	26
Portland General Electric Co.	1,420	34
Southwest Gas Corp. (Ñ)	1,209	45

		288

Total Common Stocks (cost $9,299)		9,674

Short-Term Investments - 0.0%
SSgA Prime Money Market Fund	100	— ±

Total Short-Term Investments (cost $0±)		— ±

Other Securities - 24.4%
State Street Navigator Securities Prime Lending Portfolio(X)	2,385,301	2,385

Total Other Securities (cost $2,385)		2,385

Total Investments - 123.6% (identified cost $11,684)		12,059

Other Assets and Liabilities, Net - (23.6%)		(2,301)

Net Assets - 100.0%		9,758

See accompanying notes which are an integral part of the financial statements.

22	Small Cap Fund

SSgA
Small Cap Fund

Presentation of Portfolio Holdings — August 31, 2011

Amounts in thousands
						% of
	Market Value					Net
Categories	Level 1		Level 2	Level 3	Total	Assets
Common Stock
Consumer Discretionary	$1,410		$—	$—	$1,410	14.4
Consumer Staples	466		—	—	466	4.8
Energy	699		—	—	699	7.2
Financials	1,694		—	—	1,694	17.4
Health Care	1,188		—	—	1,188	12.2
Industrials	1,723		—	—	1,723	17.7
Information Technology	1,465		—	—	1,465	15.0
Materials	662		—	—	662	6.8
Telecommunication Services	79		—	—	79	0.8
Utilities	288		—	—	288	2.9
Short-Term Investments	—	±	—	—	—	— *
Other Securities	—		2,385	—	2,385	24.4

Total Investments	$9,674		$2,385	$—	$12,059	123.6

Other Assets and Liabilities, Net						(23.6)

						100.0

±	Less than $500.
*	Less than .05% of net assets.

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Small Cap Fund	23

This page has been intentionally left blank.

SSgA
Tuckerman Active REIT Fund

Portfolio Management Discussion and Analysis — August 31, 2011 (Unaudited)

Objective: The Fund seeks to provide income and capital growth by investing primarily in publicly traded securities of real estate companies. The Fund looks to identify companies with superior earnings growth, conservative balance sheets, and dividend security to target out-performance over a 2-3 year time horizon.

Invests in: Real Estate Investment Trust (REIT) securities, primarily from those securities in the Dow Jones U.S. Select REIT® Index and across different types and regions based on the fundamental research of the Advisor.

Strategy: The Fund seeks to meet its objective by investing with a relatively long time horizon, favoring strong real estate fundamentals, and attempting to minimize turnover, while focusing on relative valuations, balance sheet strength and higher growth rates.

 Tuckerman Active REIT Fund

Period Ended	Total
08/31/11	Return

1 Year	18.41%
5 Years	(2.14	)%+
10 Years	9.08	%+

 Dow Jones U.S. Select REIT® Index#

Period Ended	Total
08/31/11	Return

1 Year	20.05%
5 Years	(0.42	)%+
10 Years	9.93	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the Tuckerman Active REIT Fund as stated in the Fees and Expenses table of the prospectus dated December 20, 2010 is 1.31%.

See related Notes on page 27.

Tuckerman Active REIT Fund	25

SSgA
Tuckerman Active REIT Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2011 (Unaudited)

The SSgA Tuckerman Active REIT Fund (the “Fund”) seeks to provide income and capital growth by investing primarily in publicly traded securities issued by real estate investment trusts (“REITs”). The Fund is benchmarked to the Dow Jones U.S. Select REIT® Index (the “Index”).

How did the Fund’s performance for the 12-month period ended August 31, 2011 (the “Reporting Period”) compare to the performance of the Fund’s benchmark?

For the 12-month period ended August 31, 2011 (the “Reporting Period”), the total return for the Fund was 18.41%, and the total return for the Index was 20.05%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

How did market conditions impact the performance of the Fund during the Reporting Period?

In terms of market performance, the Reporting Period falls into three sub-periods.

U.S. stocks performed well in fall 2010 due to the European Union’s measures to address the growing government bond crisis, resilient global capital markets, and positive macroeconomic trends. In the U.S. REIT market, sectors that benefit most from economic recovery pressed ahead; hotels returned 33% and real estate service companies, 25%. Healthcare REITs, which are considered less sensitive to economic declines, lagged with a 3% return in 2010’s last four months.

Investor confidence began to decline at the beginning of 2011 due to global geopolitical and macroeconomic developments. European debt crisis concerns escalated, global economic indicators stalled, and fears about inflation spread across emerging markets. In this environment of uncertainty and heightened market volatility, quality office (mainly central business district landlords) and regional mall REITs outperformed. Apartment REITs fared relatively well as the sector continued to enjoy healthy operating fundamentals despite anemic job growth. Favorable renter demographics, lingering weakness in single-family housing, and stricter home mortgage underwriting requirements continued to support the sector.

In the summer of 2011, broad investor capitulation to these concerns became apparent. On the back of deteriorating credit markets, rising fears of another global financial crisis, and increased concerns over a second U.S. recession, investors moved to decrease their exposure to riskier investments. The U.S. REIT market declined along with the broader stock market. Profit taking, sector rotation, defensive portfolio positioning, concern about slowing operating fundamentals, and limited credit availability all led to significant underperformance by leveraged hotel, industrial, and shopping center REITs. Despite this decline, U.S. REITs outperformed broader U.S. equities due to REITs’ defensive characteristics and relatively attractive yield.

How did the investment strategies and techniques employed by the Adviser impact the performance of the Fund during the Reporting Period?

In the second half of 2010, the Fund was positioned to benefit from an ongoing economic recovery and expectations of earnings growth. The Fund’s overweight positions in the hotel and real estate services sectors and underweight positions in healthcare sector contributed to its performance relative to its benchmark. The Fund also held overweight positions in two data center securities, DuPont Fabros Technology and Digital Realty Trust, which came under pressure in late 2010, but ultimately contributed to the Fund’s performance over the course of the Reporting Period. These positions detracted from Fund’s performance at the end of 2010 due to concerns over supply/demand dynamics in major markets, potential equipment obsolescence, and relatively full valuations. However, we continued to believe the operating fundamentals in the data center sector remained solid, so the two firms would deliver mid- to high-teens growth in 2011. This conviction proved warranted.

Throughout 2011, the Fund benefited from stock selection and sector allocation in the regional mall sector. Quality regional malls continued to benefit from resilient consumer spending trends and disproportionate retailer interest at a time when more leveraged, less productive centers suffered from rising vacancies. This disparity in the stock performance was quite noticeable; Simon Property Group, the Fund’s largest overweight position, had a significant positive return for year-to-date 2011, while Pennsylvania REIT, the Fund’s underweight position, had a significant negative return through the end of the Reporting Period.

In the early summer, the Fund was rebalanced in response to increased market volatility and uncertainty about U.S.

26	Tuckerman Active REIT Fund

SSgA
Tuckerman Active REIT Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2011 (Unaudited)

economic growth. The rebalancing addressed the Fund’s fundamental positioning as well as its structural risk characteristics. As part of this rebalancing, the Fund lowered its significant underweight to the healthcare sector, its out-of-benchmark exposure, and its large-cap concentration.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

Notes: The following notes relate to the Growth of $10,000 graph and tables on the preceding page.

*	Assumes initial investment on September 1, 2001.

#	The Dow Jones U.S. Select REIT® Index is a subset of the Dow Jones Americas Select RESI and includes only REITs and REIT-like securities.

+	Annualized.

REIT funds may be subject to a high degree of market risk due to lack of industry diversification. Furthermore, REIT funds may be subject to other risks including, but not limited to, declines in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust, and defaults by borrowers.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

Tuckerman Active REIT Fund	27

SSgA
Tuckerman Active REIT Fund

Shareholder Expense Example — August 31, 2011 (Unaudited)
Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2011 to August 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Hypothetical
		Performance
	Actual	(5% return
	Performance	before expenses)

Beginning Account Value March 1, 2011	$1,000.00	$1,000.00
Ending Account Value August 31, 2011	$980.70	$1,020.16
Expenses Paid During Period*	$4.99	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

28	Tuckerman Active REIT Fund

SSgA
Tuckerman Active REIT Fund

Schedule of Investments — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$

Common Stocks - 99.6%

Apartments - 20.5%
AvalonBay Communities, Inc. (Ñ)(ö)	22,205	3,028
Camden Property Trust (ö)	18,655	1,246
Colonial Properties Trust (Ñ)(ö)	44,651	939
Equity Residential (Ñ)(ö)	66,058	4,041
Essex Property Trust, Inc. (Ñ)(ö)	10,553	1,515
UDR, Inc. (Ñ)(ö)	43,075	1,151

		11,920

Diversified - 6.1%
Vornado Realty Trust (ö)	41,232	3,542

Factory Outlets - 1.8%
Tanger Factory Outlet Centers (Ñ)(ö)	36,928	1,039

Healthcare - 8.1%
HCP, Inc. (Ñ)(ö)	48,960	1,825
Health Care REIT, Inc. (ö)	14,697	749
Ventas, Inc. (Ñ)(ö)	39,776	2,127

		4,701

Hotels/Leisure - 6.0%
Host Hotels & Resorts, Inc. (Ñ)(ö)	169,289	2,002
LaSalle Hotel Properties (ö)	44,564	838
Starwood Hotels & Resorts Worldwide, Inc. (ö)	14,251	635

		3,475

Industrial - 9.3%
Digital Realty Trust, Inc. (Ñ)(ö)	32,555	1,945
DuPont Fabros Technology, Inc. (Ñ)(ö)	31,531	730
ProLogis, Inc. (Ñ)(ö)	99,713	2,715

		5,390

Office - 12.8%
Boston Properties, Inc. (Ñ)(ö)	34,926	3,643
Corporate Office Properties Trust (Ñ)(ö)	24,613	659
Douglas Emmett, Inc. (Ñ)(ö)	69,766	1,259
SL Green Realty Corp. (Ñ)(ö)	26,402	1,907

		7,468

Other - 2.5%
Brookfield Office Properties, Inc. (Ñ)	35,057	589
CB Richard Ellis Group, Inc. Class A (Æ)(Ñ)	30,227	458
Jones Lang LaSalle, Inc.	6,025	403

		1,450

Regional Malls - 17.0%
Macerich Co. (The) (ö)	30,895	1,515
Simon Property Group, Inc. (Ñ)(ö)	63,197	7,426
Taubman Centers, Inc. (Ñ)(ö)	16,460	948

		9,889

Shopping Centers - 7.3%
Acadia Realty Trust (Ñ)(ö)	34,652	730
Federal Realty Investment Trust (Ñ)(ö)	14,741	1,335
Kimco Realty Corp. (Ñ)(ö)	121,980	2,159

		4,224

Storage - 8.2%
Extra Space Storage, Inc. (Ñ)(ö)	44,838	964
Public Storage (ö)	31,032	3,840

		4,804

Total Common Stocks (cost $33,701)		57,902

Short-Term Investments - 0.3%
SSgA Prime Money Market Fund	157,582	158

Total Short-Term Investments (cost $158)		158

Other Securities - 24.8%
State Street Navigator Securities Prime Lending Portfolio(X)	14,409,784	14,410

Total Other Securities (cost $14,410)		14,410

Total Investments - 124.7% (identified cost $48,269)		72,470

Other Assets and Liabilities, Net - (24.7%)		(14,335)

Net Assets - 100.0%		58,135

See accompanying notes which are an integral part of the financial statements.

Tuckerman Active REIT Fund	29

SSgA
Tuckerman Active REIT Fund

Presentation of Portfolio Holdings — August 31, 2011

Amounts in thousands
					% of
	Market Value				Net
Categories	Level 1	Level 2	Level 3	Total	Assets
Common Stock
Apartments	$11,920	$—	$—	$11,920	20.5
Diversified	3,542	—	—	3,542	6.1
Factory Outlets	1,039	—	—	1,039	1.8
Healthcare	4,701	—	—	4,701	8.1
Hotels/Leisure	3,475	—	—	3,475	6.0
Industrial	5,390	—	—	5,390	9.3
Office	7,468	—	—	7,468	12.8
Other	1,450	—	—	1,450	2.5
Regional Malls	9,889	—	—	9,889	17.0
Shopping Centers	4,224	—	—	4,224	7.3
Storage	4,804	—	—	4,804	8.2
Short-Term Investments	158	—	—	158	0.3
Other Securities	—	14,410	—	14,410	24.8

Total Investments	$58,060	$14,410	$—	$72,470	124.7

Other Assets and Liabilities, Net					(24.7)

					100.0

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

30	Tuckerman Active REIT Fund

SSgA
IAM SHARES Fund

Portfolio Management Discussion and Analysis — August 31, 2011 (Unaudited)

Objective: The Fund seeks to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists & Aerospace Workers (IAM) or affiliated labor unions, or are constituents of the S&P 500® Index that have not been identified as having non-union sentiment (IAM Companies).

Invests in: At least 80% of its total assets in equity securities of IAM companies. IAM companies are defined as companies that either have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions, or are listed in the S&P 500® Index, and have not been identified by the IAM or affiliated labor unions as having non-union sentiment.

Strategy: The Fund’s investment strategy is driven by an investment process that manages portfolio exposure to fundamental attributes within a multifactor risk model environment. These attributes include industry allocations, size, style, growth expectations, and valuation ratios.

 IAM SHARES Fund

Period Ended	Total
08/31/11	Return

1 Year	17.99%
5 Years	0.57	%+
10 Years	2.18	%+

 Standard & Poor’s® 500 Composite Stock Index#

Period Ended	Total
08/31/11	Return

1 Year	18.50%
5 Years	0.78	%+
10 Years	2.70	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the IAM SHARES Fund as stated in the Fees and Expenses table of the prospectus dated December 20, 2010 is 0.53%.

See related Notes on page 33.

IAM SHARES Fund	31

SSgA
IAM SHARES Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2011 (Unaudited)

The SSgA IAM SHARES Fund (the “Fund”) seeks to maximize total return by investing the majority of its net assets in equity securities of IAM companies. IAM companies are companies that either (1) have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers or affiliated labor unions; or (2) are listed in the S&P 500® Index and have not been identified by IAM or affiliated labor unions as having non-union sentiment. The Fund is benchmarked to the S&P 500® Index (the “Index”). The Fund may employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of the Index.

How did the Fund’s performance for the 12-month period ended August 31, 2011 (the “Reporting Period”) compare to the performance of the Fund’s benchmark?

For the 12-month period ended August 31, 2011 (the “Reporting Period”), the total return for the Fund was 17.99% and the total return for the Index was 18.50%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

How did market conditions impact the performance of the Fund during the Reporting Period?

U.S. stocks as measured by the S&P 500® rose strongly in each of the Reporting Period’s first two quarters. Stocks benefited from additional bond buying by the U.S. Federal Reserve, improved auto sales, increased payrolls, and gains in sentiment surveys.

The second half of the Reporting Period was more challenging. U.S. markets rose slightly in its third quarter, but fell considerably in the final quarter. Turmoil and civil wars in Egypt and Libya, a massive earthquake and tsunami in Japan, continued worries about European government bonds, and a budget impasse in the U.S. all weighed on markets.

The Fund seeks to maximize returns primarily through investing in “union-friendly” companies. It is managed through a model-driven process that seeks to invest in this universe of companies while maintaining sufficient diversification. Through this quantitative process, the Fund seeks to mitigate some of the sector and fundamental characteristic tilts that are inherent in a “union-friendly” universe and bring the Fund more in-line with its underlying benchmark. It is managed similarly to a passive product with no explicit alpha-generating process.

How did the investment strategies and techniques employed by the Adviser impact the performance of the Fund during the Reporting Period?

Fund performance was hurt primarily by stock selection in the financials and consumer staples sectors. Not owning several high-returning index names such as Equity Residential, T. Rowe Price Group , and ACE Limited were the main detractors in the financials sector. In the consumer staples sector, not owning index names Whole Foods Market and Lorillard hurt performance. Slight underweights to the materials and information technology sectors, which outperformed the Index, detracted from the Fund’s performance.

The Fund’s “union-friendly” mandate means the Fund tends to favor stocks in the industrials sector. Stock selection within the industrials sector helped the Fund’s performance over the Reporting Period. Examples include overweighted companies such as CSX Corporation , Caterpillar , and Ryder System. The Fund also owned IAM-affiliated companies in the Index, such as Gardner Denver, Kansas City Southern , and AMETEK. The Fund also benefited from a slight overweight to the consumer discretionary sector, which outperformed the Index.

All 10 sectors of the Index finished the year in positive territory. Energy and consumer discretionary had the highest returns, while financials and utilities had the lowest returns. The largest contributors to the Fund’s performance at the security level were overweights in Coach, Tiffany & Co, PVH, and AutoNation. The largest detractors at the security level were the Fund’s lack of a position in Wal-Mart and underweights in Nike, Visa, and CF Industries Holdings.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

32	IAM SHARES Fund

SSgA
IAM SHARES Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2011 (Unaudited)

Notes: The following notes relate to the Growth of $10,000 graph and tables on the preceding page.

*	Assumes initial investment on September 1, 2001.

#	The Standard & Poor’s® 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

+	Annualized.

A portion of the fiscal 2000 performance of the Fund can be attributed to its investment and trading in Initial Public Offerings (IPOs) which are new securities offered to the market, and their value can fluctuate dramatically. Therefore, there can be no assurance that IPOs will continue to have a positive effect on Fund performance.

IAM SHARES Fund	33

SSgA
IAM SHARES Fund

Shareholder Expense Example — August 31, 2011 (Unaudited)
Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2011 to August 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Hypothetical
		Performance
	Actual	(5% return
	Performance	before expenses)

Beginning Account Value March 1, 2011	$1,000.00	$1,000.00
Ending Account Value August 31, 2011	$922.20	$1,022.84
Expenses Paid During Period*	$2.28	$2.40

*	Expenses are equal to the Fund’s annualized expense ratio of 0.47% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

34	IAM SHARES Fund

SSgA
IAM SHARES Fund

Schedule of Investments — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$

Common Stocks - 97.7%

Consumer Discretionary - 11.9%
99 Cents Only Stores (Æ)	6,800	127
Amazon.com, Inc. (Æ)	4,500	969
AMC Networks, Inc. Class A (Æ)(Ñ)	800	30
AutoNation, Inc. (Æ)(Ñ)	7,300	295
Bed Bath & Beyond, Inc. (Æ)(Ñ)	3,900	222
Best Buy Co., Inc. (Ñ)	5,225	134
Brunswick Corp. (Ñ)	3,500	56
Cablevision Systems Corp. Class A (Ñ)	3,200	58
Carnival Corp. (Ñ)	4,300	142
CBS Corp. Class B	10,201	255
Coach, Inc.	11,376	640
Comcast Corp. Class A	42,966	924
Denny’s Corp. (Æ)(Ñ)	14,500	55
DIRECTV, Inc. Class A (Æ)	11,111	488
DR Horton, Inc. (Ñ)	5,100	54
Ethan Allen Interiors, Inc. (Ñ)	4,666	80
Family Dollar Stores, Inc.	3,600	192
Ford Motor Co. (Æ)(Ñ)	52,943	589
Gannett Co., Inc.	6,000	69
Gap, Inc. (The) (Ñ)	7,300	121
Genuine Parts Co. (Ñ)	2,800	154
Goodyear Tire & Rubber Co. (The) (Æ)(Ñ)	4,300	54
H&R Block, Inc. (Ñ)	3,700	56
Hanesbrands, Inc. (Æ)(Ñ)	3,100	88
Harley-Davidson, Inc. (Ñ)	7,200	278
Home Depot, Inc.	27,700	925
Jakks Pacific, Inc. (Ñ)	1,900	32
JC Penney Co., Inc. (Ñ)	3,900	104
Johnson Controls, Inc.	10,300	328
Kohl’s Corp. (Ñ)	5,700	264
Leggett & Platt, Inc. (Ñ)	7,900	175
Liberty Global, Inc. Class A (Æ)	3,900	157
Liberty Media Corp. - Capital (Æ)	601	43
Liberty Media Corp. - Interactive (Æ)	7,298	115
Lowe’s Cos., Inc.	20,000	399
Macy’s, Inc.	9,268	240
Marriott International, Inc. Class A (Ñ)	9,400	275
Matthews International Corp. Class A (Ñ)	3,000	100
McClatchy Co. (The) Class A (Æ)(Ñ)	15,070	26
McDonald’s Corp.	17,930	1,622
Meredith Corp. (Ñ)	4,900	126
New York Times Co. (The) Class A (Æ)(Ñ)	7,200	59
Newell Rubbermaid, Inc.	10,100	140
News Corp. Class A (Ñ)	27,100	468
Nike, Inc. Class B	2,500	217
Nordstrom, Inc. (Ñ)	3,600	164
Omnicom Group, Inc.	3,200	130
Penske Automotive Group, Inc. (Ñ)	1,100	20
priceline.com, Inc. (Æ)	700	376
PVH Corp. (Ñ)	5,200	347
Sears Holdings Corp. (Æ)(Ñ)	4,339	260
Sonic Automotive, Inc. Class A (Ñ)	4,700	65
Staples, Inc.	8,400	124
Starbucks Corp. (Ñ)	8,800	340
Starwood Hotels & Resorts Worldwide, Inc. (ö)	4,300	192
Target Corp.	14,600	754
Tiffany & Co. (Ñ)	6,000	432
Time Warner Cable, Inc. (Ñ)	4,363	286
Time Warner, Inc. (Ñ)	17,383	550
Viacom, Inc. Class A	10,001	482
Walt Disney Co. (The)	29,400	1,001
Washington Post Co. (The) Class B (Ñ)	321	114
Whirlpool Corp. (Ñ)	3,000	188
Wyndham Worldwide Corp.	3,360	109
Yum! Brands, Inc.	5,200	283

		18,162

Consumer Staples - 10.5%
Altria Group, Inc.	34,585	940
Archer-Daniels-Midland Co. (Ñ)	10,998	313
Arden Group, Inc. Class A (Ñ)	700	57
Campbell Soup Co. (Ñ)	5,990	191
Church & Dwight Co., Inc. (Ñ)	3,200	139
Coca-Cola Co. (The)	31,675	2,232
Colgate-Palmolive Co.	3,700	333
ConAgra Foods, Inc.	9,900	242
Costco Wholesale Corp.	7,000	550
CVS Caremark Corp.	19,119	687
Dean Foods Co. (Æ)(Ñ)	4,700	41
Energizer Holdings, Inc. (Æ)(Ñ)	400	30
Great Atlantic & Pacific Tea Co. (Æ)(Ñ)	13,200	2
Imperial Sugar Co. (Ñ)	2,800	25
JM Smucker Co. (The) (Ñ)	4,007	289
Katy Industries, Inc. (Æ)	5,900	— ±
Kellogg Co. (Ñ)	5,435	295
Kimberly-Clark Corp.	8,188	566
Kraft Foods, Inc. Class A	24,309	851
Kroger Co. (The) (Ñ)	15,300	361
Mead Johnson Nutrition Co. Class A	2,722	194
PepsiCo, Inc.	22,338	1,439
Philip Morris International, Inc.	29,085	2,016
Procter & Gamble Co. (The)	41,621	2,650
Rite Aid Corp. (Æ)	25,600	28
Safeway, Inc. (Ñ)	11,100	203
Sara Lee Corp.	17,430	314
SUPERVALU, Inc. (Ñ)	5,900	47

IAM SHARES Fund	35

SSgA
IAM SHARES Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$
Sysco Corp.	10,400	291
TreeHouse Foods, Inc. (Æ)(Ñ)	1,600	88
Walgreen Co.	16,300	574

		15,988

Energy - 12.2%
Anadarko Petroleum Corp.	7,000	516
Apache Corp.	5,400	557
Baker Hughes, Inc.	7,200	440
BP PLC - ADR	2,920	115
Cameron International Corp. (Æ)(Ñ)	4,400	229
Chesapeake Energy Corp. (Ñ)	5,200	168
Chevron Corp.	29,829	2,950
ConocoPhillips	23,777	1,619
Devon Energy Corp.	7,700	522
El Paso Corp. (Ñ)	10,300	197
EOG Resources, Inc.	3,200	296
Exxon Mobil Corp.	74,780	5,537
Halliburton Co.	18,160	806
Hess Corp.	6,700	398
Lufkin Industries, Inc. (Ñ)	1,400	87
Marathon Oil Corp.	8,200	221
Marathon Petroleum Corp.	4,100	152
National Oilwell Varco, Inc.	4,400	291
Newfield Exploration Co. (Æ)	1,800	92
Occidental Petroleum Corp.	9,500	824
Schlumberger, Ltd.	21,882	1,709
Southwestern Energy Co. (Æ)(Ñ)	5,700	216
Spectra Energy Corp. (Ñ)	9,498	247
Valero Energy Corp.	8,200	186
Williams Cos., Inc. (The) (Ñ)	8,400	227

		18,602

Financials - 12.6%
Aegon NV (Æ)	8,014	36
Aflac, Inc.	7,900	298
Allstate Corp. (The)	8,800	231
American Express Co.	19,300	959
American Financial Group, Inc.	15,521	517
American International Group, Inc. (Æ)	1,703	43
Ameriprise Financial, Inc.	3,340	153
AON Corp.	5,900	276
Bank of America Corp. (Ñ)	130,632	1,067
Bank of New York Mellon Corp. (The)	15,898	329
BB&T Corp. (Ñ)	7,500	167
Berkshire Hathaway, Inc. Class B (Æ)	19,500	1,424
Capital One Financial Corp. (Ñ)	6,661	307
Charles Schwab Corp. (The) (Ñ)	13,300	164
Chubb Corp.	2,800	173
Citigroup, Inc.	43,510	1,351
CME Group, Inc. Class A	1,200	321
Discover Financial Services (Ñ)	6,550	165
E*Trade Financial Corp. (Æ)	1,170	14
Fifth Third Bancorp	6,400	68
Franklin Resources, Inc.	2,000	240
Goldman Sachs Group, Inc. (The)	6,900	802
Hartford Financial Services Group, Inc. (Ñ)	3,200	61
Host Hotels & Resorts, Inc. (Ñ)(ö)	28,417	336
HSBC Holdings PLC - ADR	9,211	401
Hudson City Bancorp, Inc. (Ñ)	7,600	47
Intercontinental Exchange, Inc. (Æ)	1,400	165
Janus Capital Group, Inc. (Ñ)	14,987	109
JPMorgan Chase & Co.	52,034	1,954
KeyCorp	6,500	43
M&T Bank Corp. (Ñ)	1,200	91
Marsh & McLennan Cos., Inc.	9,000	268
MetLife, Inc.	11,099	373
Moody’s Corp. (Ñ)	4,000	123
Morgan Stanley	16,400	287
Northern Trust Corp. (Ñ)	4,200	161
People’s United Financial, Inc. (Ñ)	8,200	96
Plum Creek Timber Co., Inc. (Ñ)(ö)	2,400	91
PNC Financial Services Group, Inc.	5,450	273
Potlatch Corp.(Ñ)(ö)	7,700	258
Principal Financial Group, Inc. (Ñ)	2,600	66
Progressive Corp. (The)	9,600	184
ProLogis, Inc. (ö)	1,428	39
Prudential Financial, Inc.	7,600	382
Public Storage (Ñ)(ö)	1,800	223
Regions Financial Corp. (Ñ)	9,142	42
Simon Property Group, Inc. (ö)	3,271	384
SLM Corp. (Ñ)	6,300	87
SunTrust Banks, Inc.	3,500	70
Travelers Cos., Inc. (The)	14,483	731
US Bancorp	23,612	548
Ventas, Inc. (Ñ)(ö)	3,933	210
Vornado Realty Trust (ö)	2,144	184
Wells Fargo & Co.	60,535	1,580
Weyerhaeuser Co. (Ñ)(ö)	14,290	258

		19,230

Health Care - 11.7%
Abbott Laboratories	21,900	1,150
Aetna, Inc.	7,900	316
Agilent Technologies, Inc. (Æ)	4,142	153
Allergan, Inc.	4,300	352
Allied Healthcare Products (Æ)(Ñ)	1,100	4
Amgen, Inc.	14,872	824
Baxter International, Inc.	11,136	623
Biogen Idec, Inc. (Æ)	4,500	424
Boston Scientific Corp. (Æ)(Ñ)	17,863	121

36	IAM SHARES Fund

SSgA
IAM SHARES Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$
Bristol-Myers Squibb Co. (Ñ)	21,688	645
Cardinal Health, Inc.	4,000	170
CareFusion Corp. (Æ)	2,000	51
Celgene Corp. (Æ)	7,300	434
Cigna Corp.	4,500	210
Coventry Health Care, Inc. (Æ)(Ñ)	2,100	69
Edwards Lifesciences Corp. (Æ)(Ñ)	4,466	337
Eli Lilly & Co.	13,700	514
Express Scripts, Inc. Class A (Æ)	9,200	432
Forest Laboratories, Inc. (Æ)(Ñ)	4,800	164
Gilead Sciences, Inc. (Æ)	13,400	534
Humana, Inc.	2,200	171
Johnson & Johnson	38,000	2,500
Life Technologies Corp. (Æ)	4,212	177
McKesson Corp. (Ñ)	4,600	368
Medco Health Solutions, Inc. (Æ)	8,624	467
Medtronic, Inc.	16,900	593
Merck & Co., Inc.	43,515	1,441
PerkinElmer, Inc. (Ñ)	4,700	108
Pfizer, Inc.	105,773	2,008
St. Jude Medical, Inc.	5,200	237
STERIS Corp. (Ñ)	3,191	103
Stryker Corp.	3,400	166
Thermo Fisher Scientific, Inc. (Æ)	7,600	417
UnitedHealth Group, Inc. (Ñ)	17,700	841
WellPoint, Inc.	8,100	513
Zimmer Holdings, Inc. (Æ)	3,370	192

		17,829

Industrials - 12.0%
3M Co.	11,300	938
Actuant Corp. Class A (Ñ)	5,600	112
Alaska Air Group, Inc. (Æ)(Ñ)	800	46
Ametek, Inc.	4,800	188
Arkansas Best Corp. (Ñ)	1,600	33
Avery Dennison Corp.	1,900	55
Avis Budget Group, Inc. (Æ)	1,800	24
AZZ, Inc. (Ñ)	800	38
Boeing Co. (The)	10,400	695
Caterpillar, Inc. (Ñ)	9,821	894
CSX Corp.	24,900	546
Cummins, Inc.	3,700	344
Danaher Corp.	11,600	531
Deere & Co. (Ñ)	7,200	582
Dover Corp. (Ñ)	5,300	305
Eaton Corp.	7,600	326
Emerson Electric Co. (Ñ)	12,600	586
FedEx Corp.	3,100	244
Gardner Denver, Inc. (Ñ)	800	63
General Dynamics Corp.	5,710	366
General Electric Co.	145,321	2,370
Goodrich Corp.	2,200	196
Hexcel Corp. (Æ)(Ñ)	2,600	60
HNI Corp. (Ñ)	900	19
Honeywell International, Inc.	11,462	548
Huntington Ingalls Industries, Inc. (Æ)(Ñ)	799	24
Illinois Tool Works, Inc. (Ñ)	8,608	401
Jacobs Engineering Group, Inc. (Æ)(Ñ)	2,800	104
Kansas City Southern (Æ)	2,550	138
Koninklijke Philips Electronics NV (Ñ)	1,161	25
L-3 Communications Holdings, Inc. Class 3 (Ñ)	2,500	169
Lockheed Martin Corp. (Ñ)	4,819	357
Manitowoc Co., Inc. (The) (Ñ)	2,300	26
Manpower, Inc.	2,100	85
Masco Corp.	14,300	127
Norfolk Southern Corp.	6,700	453
Northrop Grumman Corp. (Ñ)	4,796	262
PACCAR, Inc. (Ñ)	6,675	251
Parker Hannifin Corp.	3,000	220
Precision Castparts Corp.	2,500	410
Raytheon Co. (Ñ)	5,800	251
Republic Services, Inc. Class A (Ñ)	4,680	142
Rockwell Automation, Inc. (Ñ)	3,900	250
Rockwell Collins, Inc.	2,100	106
RR Donnelley & Sons Co. (Ñ)	5,700	87
Ryder System, Inc. (Ñ)	4,800	226
Siemens AG - ADR	200	21
Snap-On, Inc.	1,600	85
Southwest Airlines Co.	12,825	111
Stanley Black & Decker, Inc. (Ñ)	4,715	292
Tecumseh Products Co. Class A (Æ)(Ñ)	1,600	13
Terex Corp. (Æ)(Ñ)	1,800	29
Textron, Inc. (Ñ)	5,600	94
Toro Co. (The) (Ñ)	2,300	125
Union Pacific Corp.	8,500	783
United Continental Holdings, Inc. (Æ)(Ñ)	734	14
United Parcel Service, Inc. Class B	15,714	1,059
United Technologies Corp.	13,500	1,002
US Airways Group, Inc. (Æ)(Ñ)	5,000	28
Valmont Industries, Inc. (Ñ)	300	28
Waste Management, Inc. (Ñ)	10,218	338
Watts Water Technologies, Inc. Class A (Ñ)	400	11

		18,256

IAM SHARES Fund	37

SSgA
IAM SHARES Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$

Information Technology - 17.5%
Adobe Systems, Inc. (Æ)	8,200	207
Advanced Micro Devices, Inc. (Æ)(Ñ)	8,100	55
Amphenol Corp. Class A (Ñ)	5,200	244
Analog Devices, Inc. (Ñ)	6,800	225
Apple, Inc. (Æ)	12,400	4,772
Applied Materials, Inc.	20,600	233
Autodesk, Inc. (Æ)	3,000	85
Automatic Data Processing, Inc. (Ñ)	6,900	345
Broadcom Corp. Class A (Ñ)	5,850	209
CA, Inc. (Ñ)	4,900	103
Cisco Systems, Inc.	79,400	1,245
Computer Sciences Corp. (Ñ)	4,845	149
Corning, Inc.	23,600	355
Dell, Inc. (Æ)	26,300	391
Diebold, Inc. (Ñ)	2,300	66
eBay, Inc. (Æ)	16,100	497
Electronic Arts, Inc. (Æ)	6,400	144
EMC Corp. (Æ)	30,000	678
Energy Conversion Devices, Inc. (Æ)(Ñ)	36,400	27
F5 Networks, Inc. (Æ)(Ñ)	1,100	90
Google, Inc. Class A (Æ)	3,300	1,785
Hewlett-Packard Co.	34,932	909
Intel Corp.	75,400	1,518
International Business Machines Corp. (Ñ)	19,100	3,283
KLA-Tencor Corp. (Ñ)	2,500	92
Mastercard, Inc. Class A	1,400	462
Micron Technology, Inc. (Æ)(Ñ)	13,500	80
Microsoft Corp.	104,600	2,782
Motorola Mobility Holdings, Inc. (Æ)	4,487	169
Motorola Solutions, Inc. (Ñ)	5,128	216
National Semiconductor Corp.	7,100	177
NetApp, Inc. (Æ)	4,900	184
Oracle Corp.	57,949	1,627
Paychex, Inc. (Ñ)	4,300	116
QUALCOMM, Inc.	21,200	1,091
Quantum Corp. (Æ)(Ñ)	14,000	27
Seagate Technology PLC (Ñ)	2,200	25
Symantec Corp. (Æ)	16,445	282
Texas Instruments, Inc.	20,800	545
Total System Services, Inc. (Ñ)	2,032	37
Visa, Inc. Class A	3,000	264
Western Union Co. (The)	8,736	144
Xerox Corp.	22,700	188
Xilinx, Inc. (Ñ)	7,000	218
Yahoo!, Inc. (Æ)(Ñ)	20,700	282

		26,623

Materials - 3.4%
Air Products & Chemicals, Inc.	4,800	393
AK Steel Holding Corp. (Ñ)	5,800	52
Alcoa, Inc. (Ñ)	20,300	260
Allegheny Technologies, Inc. (Ñ)	3,300	165
AngloGold Ashanti, Ltd. - ADR (Ñ)	830	37
Ashland, Inc.	1,204	64
Ball Corp. (Ñ)	3,400	122
Bemis Co., Inc. (Ñ)	2,800	87
Chemtura Corp. (Æ)	6	— ±
Crown Holdings, Inc. (Æ)	3,400	121
Dow Chemical Co. (The)	16,788	478
Ecolab, Inc. (Ñ)	3,800	204
EI du Pont de Nemours & Co.	8,700	420
FMC Corp.	1,300	99
Freeport-McMoRan Copper & Gold, Inc.	9,552	450
International Paper Co.	11,073	301
Martin Marietta Materials, Inc. (Ñ)	1,500	106
Materion Corp. (Æ)(Ñ)	1,000	29
MeadWestvaco Corp.	3,000	83
Monsanto Co.	5,100	351
Newmont Mining Corp.	5,200	326
Owens-Illinois, Inc. (Æ)(Ñ)	2,900	55
PPG Industries, Inc.	2,900	222
Schnitzer Steel Industries, Inc. Class A (Ñ)	1,100	50
Sherwin-Williams Co. (The) (Ñ)	3,500	265
Sigma-Aldrich Corp. (Ñ)	2,300	148
Temple-Inland, Inc. (Ñ)	5,100	123
Vulcan Materials Co. (Ñ)	3,600	126

		5,137

Telecommunication Services - 2.8%
AT&T, Inc.	81,781	2,329
CenturyLink, Inc. (Ñ)	8,265	299
Frontier Communications Corp. (Ñ)	9,906	74
Sprint Nextel Corp. (Æ)	39,389	148
Verizon Communications, Inc.	41,272	1,493

		4,343

Utilities - 3.1%
AES Corp. (The) (Æ)	11,000	119
Ameren Corp.	3,000	91
American Electric Power Co., Inc. (Ñ)	5,300	205
Consolidated Edison, Inc. (Ñ)	2,800	157
Constellation Energy Group, Inc.	3,000	115
Dominion Resources, Inc. (Ñ)	10,600	517
Duke Energy Corp. (Ñ)	19,496	369
Edison International	5,500	204
Entergy Corp. (Ñ)	2,900	189
Exelon Corp.	10,800	466

38	IAM SHARES Fund

SSgA
IAM SHARES Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$
FirstEnergy Corp.	4,200	186
NextEra Energy, Inc.	6,500	369
PG&E Corp.	5,800	246
PPL Corp. (Ñ)	6,400	185
Public Service Enterprise Group, Inc.	8,400	287
Sempra Energy	4,100	215
Southern Co.	13,200	546
Wisconsin Energy Corp.	4,600	145
Xcel Energy, Inc.	4,000	99

		4,710

Total Common Stocks (cost $135,024)		148,880

Short-Term Investments - 2.0%
SSgA Prime Money Market Fund	2,599,749	2,600
United States Treasury Bills
Zero coupon due 10/20/11 (ç)(ÿ)(§)	473	473

Total Short-Term Investments (cost $3,073)		3,073

Other Securities - 10.9%
State Street Navigator Securities Prime Lending Portfolio(X)	16,562,402	16,562

Total Other Securities (cost $16,562)		16,562

Total Investments - 110.6% (identified cost $154,659)		168,515

Other Assets and Liabilities, Net - (10.6%)		(16,172)

Net Assets - 100.0%		152,343

Amounts in thousands (except contract amounts)
						Unrealized
						Appreciation
	Number of	Notional		Expiration		(Depreciation)
Futures Contracts	Contracts	Amount		Date		$

Long Positions
S&P 500 Index (CME)	11	USD	3,349	09	/11	(164)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts						(164)

See accompanying notes which are an integral part of the financial statements.

IAM SHARES Fund	39

SSgA
IAM SHARES Fund

Presentation of Portfolio Holdings — August 31, 2011

Amounts in thousands
					% of
	Market Value				Net
Categories	Level 1	Level 2	Level 3	Total	Assets
Common Stock
Consumer Discretionary	$18,162	$—	$—	$18,162	11.9
Consumer Staples	15,988	—	—	15,988	10.5
Energy	18,602	—	—	18,602	12.2
Financials	19,230	—	—	19,230	12.6
Health Care	17,829	—	—	17,829	11.7
Industrials	18,256	—	—	18,256	12.0
Information Technology	26,623	—	—	26,623	17.5
Materials	5,137	—	—	5,137	3.4
Telecommunication Services	4,343	—	—	4,343	2.8
Utilities	4,710	—	—	4,710	3.1
Short-Term Investments	2,600	473	—	3,073	2.0
Other Securities	—	16,562	—	16,562	10.9

Total Investments	151,480	17,035	—	168,515	110.6

Other Assets and Liabilities, Net					(10.6)

					100.0

Other Financial Instruments
Futures Contracts	(164)	—	—	(164)	(0.1)

Total Other Financial Instruments*	$(164)	$—	$—	$(164)

*	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation (depreciation) on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

40	IAM SHARES Fund

SSgA
Enhanced Small Cap Fund

Portfolio Management Discussion and Analysis — August 31, 2011 (Unaudited)

Objective: The Fund seeks to maximize total return through investment primarily in small capitalization equity securities.

Invests in: At least 80% of total assets will be invested in small capitalization equity securities, such as common stocks, issued by companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000® Index.

Strategy: The Fund attempts to create a portfolio with similar characteristics to the benchmark with potential to provide excess returns by allowing the fund to hold a portion, but not all of the securities in the Russell 2000® Index.

 Enhanced Small Cap Fund

Period Ended	Total
08/31/11	Return

1 Year	28.19%
5 Years	(0.23	)%+
Inception	2.53	%+

 Russell 2000® Index#

Period Ended	Total
08/31/11	Return

1 Year	22.19%
5 Years	1.53	%+
Inception	3.88	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the Enhanced Small Cap Fund as stated in the Fees and Expenses table of the prospectus dated December 20, 2010 is 1.58%.

See related Notes on page 42.

Enhanced Small Cap Fund	41

SSgA
Enhanced Small Cap Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2011 (Unaudited)

The SSgA Enhanced Small Cap Fund (the “Fund”) seeks to maximize total return through investment primarily in small capitalization equity securities. The Fund is benchmarked to the Russell 2000® Index (the “Index”). The Index measures the performance of the 2000 smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. The Fund may employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of the Index.

How did the Fund’s performance for the 12-month period ended August 31, 2011 (the “Reporting Period”) compare to the performance of the Fund’s benchmark?

For the 12-month period ended August 31, 2011 (the “Reporting Period”), the total return for the Fund was 28.19%, and the total return for the Index was 22.19%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

How did market conditions impact the performance of the Fund during the Reporting Period?

Early in the period, U.S. stocks advanced steadily. This was thanks mainly to renewed bond purchases by the Federal Reserve, European central banks’ measures to improve euro-zone markets’ liquidity, and solid profit reports from U.S. companies in early 2011. However, stocks turned more volatile, starting in the spring of 2011. Oil and gasoline prices rose along with violence in the Middle East and North Africa. Consumer spending appeared less resilient. Japan experienced a nuclear disaster in the wake of its earthquake. These events spurred volatility, weighing on stock prices. Healthy first-quarter earnings reports boosted stocks briefly during 2011’s second quarter. However, stock market indexes declined in recent months due to persistently high unemployment and a weak housing market, coupled with the historic downgrading of the U.S. credit rating and renewed concern about European government bonds.

How did the investment strategies and techniques employed by the Adviser impact the performance of the Fund during the Reporting Period?

The Fund is a U.S. small capitalization fund that seeks to maintain size, style, and beta characteristics similar to those of the benchmark. A quantitative process ranks stocks nightly. As of August 31, 2011, the Fund held approximately 600 securities. Security overweight and underweight positions are limited to 0.50% relative to the benchmark. This approach is designed to prevent a single stock position from having a significant impact on the Fund’s performance relative to its benchmark.

The Fund’s stock selection techniques delivered positive results during the Reporting Period. The model successfully analyzed short interest. Stocks carrying higher short interest underperformed stocks with lower levels of short interest. The model’s growth component was also quite effective. This analysis favors stocks of companies demonstrating improvement across a host of key fundamentals, such as decreasing debt, improving margins, and positive cash flow. These stocks performed well during the Reporting Period. Finally, the market rewarded trend-following during the Reporting Period, so market sentiment stock selection techniques incorporating price momentum analysis contributed positively to the Fund’s investment returns.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

Notes: The following notes relate to the Growth of $10,000 graph and tables on the preceding page.

*	The Fund commenced operations on March 22, 2005. Index comparison also began on March 22, 2005.

#	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

+	Annualized.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

42	Enhanced Small Cap Fund

SSgA
Enhanced Small Cap Fund

Shareholder Expense Example — August 31, 2011 (Unaudited)
Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2011 to August 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Hypothetical
		Performance
	Actual	(5% return
	Performance	before expenses)

Beginning Account Value March 1, 2011	$1,000.00	$1,000.00
Ending Account Value August 31, 2011	$913.50	$1,021.42
Expenses Paid During Period*	$3.62	$3.82

*	Expenses are equal to the Fund’s annualized expense ratio of 0.75% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

Enhanced Small Cap Fund	43

SSgA
Enhanced Small Cap Fund

Schedule of Investments — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$

Common Stocks - 98.9%

Consumer Discretionary - 13.6%
1-800-Flowers.com, Inc. Class A (Æ)	1,013	3
99 Cents Only Stores (Æ)	407	8
AH Belo Corp. Class A	379	2
American Axle & Manufacturing Holdings, Inc. (Æ)	15,291	143
American Greetings Corp. Class A	4,254	90
Arctic Cat, Inc. (Æ)	199	3
Ascena Retail Group, Inc. (Æ)	588	17
Belo Corp. Class A	6,831	37
Benihana, Inc. Class A (Æ)	550	4
Biglari Holdings, Inc. (Æ)	364	120
Blyth, Inc.	905	52
Bob Evans Farms, Inc.	1,242	39
Body Central Corp. (Æ)	2,079	36
Brunswick Corp.	156	2
Cato Corp. (The) Class A	3,259	83
CEC Entertainment, Inc.	796	25
Charming Shoppes, Inc. (Æ)	500	2
Cinemark Holdings, Inc.	2,832	59
Cooper Tire & Rubber Co.	590	7
CSS Industries, Inc.	468	8
Dana Holding Corp. (Æ)	9,356	119
Denny’s Corp. (Æ)	24,894	94
Destination Maternity Corp.	2,047	29
Domino’s Pizza, Inc. (Æ)	985	27
Einstein Noah Restaurant Group, Inc.	967	14
EW Scripps Co. Class A (Æ)	3,411	29
Exide Technologies (Æ)	7,471	42
Express, Inc.	7,034	134
Finish Line, Inc. (The) Class A	6,782	136
Genesco, Inc. (Æ)	2,392	127
Gerber Scientific, Inc. (Æ)	600	—
Grand Canyon Education, Inc. (Æ)	3,255	51
HSN, Inc.	2,113	68
Iconix Brand Group, Inc. (Æ)	1,800	35
Interval Leisure Group, Inc. (Æ)	1,072	14
Jakks Pacific, Inc.	4,230	72
Journal Communications, Inc. Class A (Æ)	1,800	7
Knology, Inc. (Æ)	2,055	28
Libbey, Inc. (Æ)	1,578	20
Lifetime Brands, Inc.	1,300	14
Lincoln Educational Services Corp.	180	2
Live Nation Entertainment, Inc. (Æ)	1,123	10
Maidenform Brands, Inc. (Æ)	2,349	60
Matthews International Corp. Class A	1,774	59
Men’s Wearhouse, Inc. (The)	3,100	90
Multimedia Games Holding Co.,Inc. (Æ)	2,630	13
National CineMedia, Inc.	5,312	75
Nexstar Broadcasting Group, Inc. Class A (Æ)	416	3
Nutrisystem, Inc.	3,438	44
O’Charleys, Inc. (Æ)	824	5
Orbitz Worldwide, Inc. (Æ)	985	2
Oxford Industries, Inc.	1,076	39
Papa John’s International, Inc. (Æ)	4,377	130
Perry Ellis International, Inc. (Æ)	1,522	35
PF Chang’s China Bistro, Inc.	3,729	112
Rent-A-Center, Inc. Class A	5,601	158
Scholastic Corp.	300	8
Select Comfort Corp. (Æ)	460	7
Shuffle Master, Inc. (Æ)	4,716	42
Sinclair Broadcast Group, Inc. Class A	14,993	117
Sotheby’s Class A	5,208	194
Stage Stores, Inc.	8,356	136
Standard Motor Products, Inc.	2,600	34
Steiner Leisure, Ltd. (Æ)	851	34
Steinway Musical Instruments, Inc. (Æ)	238	6
Stewart Enterprises, Inc. Class A	13,125	80
Sturm Ruger & Co., Inc.	3,066	102
Superior Industries International, Inc.	200	3
Town Sports International Holdings,Inc. (Æ)	7,159	54
Unifi, Inc. (Æ)	1,136	13
Warnaco Group, Inc. (The) (Æ)	2,681	143
Wet Seal, Inc. (The) Class A (Æ)	13,018	66
Wolverine World Wide, Inc.	1,094	40

		3,716

Consumer Staples - 3.1%
B&G Foods, Inc. Class A	2,384	43
Boston Beer Co., Inc. Class A (Æ)	200	16
Casey’s General Stores, Inc.	472	21
Central Garden and Pet Co. Class A (Æ)	1,911	15
Fresh Del Monte Produce, Inc.	5,607	135
J&J Snack Foods Corp.	1,295	66
Lancaster Colony Corp.	223	14
Nash Finch Co.	2,315	74
Nu Skin Enterprises, Inc. Class A	1,929	82
Nutraceutical International Corp. (Æ)	200	3
Omega Protein Corp. (Æ)	2,443	29
Pantry, Inc. (The) (Æ)	614	8
Prestige Brands Holdings, Inc. (Æ)	10,504	113
Revlon, Inc. Class A (Æ)	2,407	32
Ruddick Corp.	416	17
Smart Balance, Inc. (Æ)	11,697	59
Spartan Stores, Inc.	1,379	22
Universal Corp.	2,246	91

44	Enhanced Small Cap Fund

SSgA
Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$
Village Super Market, Inc. Class A	146	4
Weis Markets, Inc.	200	8

		852

Energy - 7.1%
Bill Barrett Corp. (Æ)	3,566	171
Cal Dive International, Inc. (Æ)	13,174	38
Callon Petroleum Co. (Æ)	2,300	13
Clayton Williams Energy, Inc. (Æ)	1,232	70
Complete Production Services, Inc. (Æ)	3,288	95
Contango Oil & Gas Co. (Æ)	2,236	135
Crosstex Energy, Inc.	4,933	58
CVR Energy, Inc. (Æ)	6,775	193
DHT Holdings, Inc.	3,615	11
Energy Partners, Ltd. (Æ)	10,243	136
Georesources, Inc. (Æ)	2,011	47
Global Geophysical Services, Inc. (Æ)	1,008	12
Goodrich Petroleum Corp. (Æ)	290	5
Helix Energy Solutions Group, Inc. (Æ)	6,238	105
ION Geophysical Corp. (Æ)	2,233	16
Mitcham Industries, Inc. (Æ)	2,500	42
Natural Gas Services Group, Inc. (Æ)	200	3
Newpark Resources, Inc. (Æ)	8,930	74
Parker Drilling Co. (Æ)	20,245	115
Petroquest Energy, Inc. (Æ)	6,035	46
Pioneer Drilling Co. (Æ)	6,887	87
REX American Resources Corp. (Æ)	1,284	21
Stone Energy Corp. (Æ)	3,430	91
Targa Resources Corp.	665	20
Tesco Corp. (Æ)	700	12
Tetra Technologies, Inc. (Æ)	10,762	110
Vaalco Energy, Inc. (Æ)	8,962	57
W&T Offshore, Inc.	6,732	142
Warren Resources, Inc. (Æ)	2,600	9
Western Refining, Inc. (Æ)	800	14

		1,948

Financials - 20.6%
1st Source Corp.	2,766	63
Abington Bancorp, Inc.	300	3
Advance America Cash Advance Centers, Inc.	3,200	27
Alliance Financial Corp.	100	3
Alterra Capital Holdings, Ltd.	127	3
American Equity Investment Life Holding Co.	6,437	65
Ameris Bancorp (Æ)	2,742	25
Amtrust Financial Services, Inc.	3,055	74
Anworth Mortgage Asset Corp. (ö)	18,074	130
Apollo Commercial Real Estate Finance, Inc. (ö)	1,754	26
Apollo Investment Corp.	3,830	35
Argo Group International Holdings, Ltd.	1,926	53
ARMOUR Residential REIT, Inc. (ö)	15,910	119
Arrow Financial Corp.	261	6
Artio Global Investors, Inc. Class A	8,239	75
Associated Estates Realty Corp. (ö)	5,552	98
Bancfirst Corp.	190	7
Banco Latinoamericano de Comercio Exterior SA Class E	5,387	90
Bancorp, Inc. (Æ)	2,531	20
Bank of Marin Bancorp	200	7
Bank of the Ozarks, Inc.	2,044	46
BankFinancial Corp.	546	4
Banner Corp.	1,559	24
Berkshire Hills Bancorp, Inc.	619	13
BGC Partners, Inc. Class A	1,916	13
BlackRock Kelso Capital Corp.	14	— ±
Camden National Corp.	200	6
CapLease, Inc. (ö)	7,037	28
Capstead Mortgage Corp. (ö)	10,005	133
Cardinal Financial Corp.	965	9
Cathay General Bancorp	2,903	37
Center Financial Corp. (Æ)	6,038	33
Chatham Lodging Trust (ö)	200	2
Chemical Financial Corp.	742	13
City Holding Co.	1,485	45
Clifton Savings Bancorp, Inc.	900	9
Cogdell Spencer, Inc. (ö)	6,500	28
Colonial Properties Trust (ö)	1,314	28
Colony Financial, Inc. (ö)	2,748	42
Community Bank System, Inc.	1,122	28
Community Trust Bancorp, Inc.	920	23
Compass Diversified Holdings	2,440	33
Coresite Realty Corp. (ö)	2,000	32
Cowen Group, Inc. Class A (Æ)	4,716	16
Credit Acceptance Corp. (Æ)	491	34
CreXus Investment Corp. (ö)	13,037	122
Delphi Financial Group, Inc. Class A	3,668	89
Diamond Hill Investment Group, Inc.	120	9
Dime Community Bancshares, Inc.	1,915	23
Dynex Capital, Inc. (ö)	322	3
Eagle Bancorp, Inc. (Æ)	280	3
Education Realty Trust, Inc. (ö)	6,473	58
Enterprise Financial Services Corp.	520	8
Ezcorp, Inc. Class A (Æ)	4,551	153
FelCor Lodging Trust, Inc. (Æ)(ö)	17,981	62
Fifth Street Finance Corp.	410	4
First Bancorp	1,000	10
First Commonwealth Financial Corp.	9,848	44
First Community Bancshares, Inc.	1,500	18
First Financial Corp.	520	16

Enhanced Small Cap Fund	45

SSgA
Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$
First Midwest Bancorp, Inc.	6,100	54
First of Long Island Corp. (The)	200	5
First Potomac Realty Trust (ö)	3,668	47
Flagstone Reinsurance Holdings SA	4,560	32
Flushing Financial Corp.	1,541	18
FNB Corp.	7,872	71
Fox Chase Bancorp, Inc.	1,902	25
FPIC Insurance Group, Inc. (Æ)	415	17
Gladstone Capital Corp.	700	6
Gladstone Commercial Corp. (ö)	171	3
Gladstone Investment Corp.	700	5
Gleacher & Co., Inc. (Æ)	2,861	4
Glimcher Realty Trust (ö)	540	5
Great Southern Bancorp, Inc.	165	3
Greenlight Capital Re, Ltd. Class A (Æ)	976	22
Harleysville Group, Inc.	1,344	39
Hatteras Financial Corp. (ö)	114	3
Hercules Technology Growth Capital,Inc.	5,001	47
Heritage Financial Corp.	200	2
Hersha Hospitality Trust Class A (ö)	12,850	48
Home Bancshares, Inc.	986	23
Home Federal Bancorp, Inc.	400	4
Imperial Holdings, Inc. (Æ)	1,586	12
International Bancshares Corp.	3,338	52
Invesco Mortgage Capital, Inc. (ö)	7,734	136
Investment Technology Group,Inc. (Æ)	10,715	122
Investors Bancorp, Inc. (Æ)	2,167	31
Kansas City Life Insurance Co.	310	10
Kearny Financial Corp.	1,200	10
Kite Realty Group Trust (ö)	1,100	5
Lakeland Bancorp, Inc.	567	5
Lakeland Financial Corp.	700	15
Lexington Realty Trust (ö)	15,313	113
Maiden Holdings, Ltd.	4,892	42
MainSource Financial Group, Inc.	1,777	16
MB Financial, Inc.	900	15
MCG Capital Corp.	12,467	59
Meadowbrook Insurance Group, Inc.	8,752	82
Metro Bancorp, Inc. (Æ)	435	4
MFA Financial, Inc. (ö)	23,023	172
Montpelier Re Holdings, Ltd.	3,257	56
MPG Office Trust, Inc. (Æ)(ö)	940	3
Nara Bancorp, Inc. (Æ)	1,838	13
National Financial Partners Corp. (Æ)	2,465	31
National Health Investors, Inc. (ö)	941	43
National Penn Bancshares, Inc.	3,280	24
NBT Bancorp, Inc.	1,680	34
Nelnet, Inc. Class A	1,800	35
Newcastle Investment Corp. (ö)	8,877	49
NGP Capital Resources Co.	1,792	13
NorthStar Realty Finance Corp. (ö)	1,600	6
Northwest Bancshares, Inc.	9,829	117
OceanFirst Financial Corp.	420	5
Ocwen Financial Corp. (Æ)	4,984	69
Old National Bancorp	2,576	25
OmniAmerican Bancorp, Inc. (Æ)	300	4
Oriental Financial Group, Inc.	1,613	18
PennantPark Investment Corp.	3,932	40
Peoples Bancorp, Inc.	830	9
Piper Jaffray Cos. (Æ)	3,703	88
Platinum Underwriters Holdings, Ltd.	2,142	67
Primerica, Inc.	947	20
ProAssurance Corp. (Æ)	999	72
Prospect Capital Corp.	630	6
Prosperity Bancshares, Inc.	3,280	124
Provident Financial Services, Inc.	536	7
Provident New York Bancorp	325	2
Renasant Corp.	1,100	15
Republic Bancorp, Inc. Class A	1,552	28
Resource Capital Corp. (ö)	1,900	10
RLJ Lodging Trust (ö)	2,400	32
Safeguard Scientifics, Inc. (Æ)	1,011	16
Saul Centers, Inc. (ö)	434	15
SeaBright Holdings, Inc.	1,052	7
Solar Capital, Ltd.	1,021	24
Southside Bancshares, Inc.	801	16
Starwood Property Trust, Inc. (ö)	5,379	99
StellarOne Corp.	300	4
Strategic Hotels & Resorts, Inc. (Æ)(ö)	29,495	141
Suffolk Bancorp	1,025	8
Summit Hotel Properties, Inc. (ö)	2,200	18
Sun Communities, Inc. (ö)	1,937	75
Susquehanna Bancshares, Inc.	11,068	74
Terreno Realty Corp. (ö)	200	3
Texas Capital Bancshares, Inc. (Æ)	109	3
Tower Bancorp, Inc.	124	3
Trustco Bank Corp. NY	2,142	10
Trustmark Corp.	454	10
Two Harbors Investment Corp. (ö)	14,391	138
UMB Financial Corp.	279	11
Umpqua Holdings Corp.	4,476	44
United Bankshares, Inc.	1,106	25
United Financial Bancorp, Inc.	300	5
Urstadt Biddle Properties, Inc. Class A (ö)	1,200	20
U-Store-It Trust (ö)	5,730	62
ViewPoint Financial Group	1,410	17
WesBanco, Inc.	1,758	34
Western Alliance Bancorp (Æ)	1,211	7
Westwood Holdings Group, Inc.	320	11
Winthrop Realty Trust (ö)	400	4

46	Enhanced Small Cap Fund

SSgA
Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$
Wintrust Financial Corp.	100	3
World Acceptance Corp. (Æ)	788	51

		5,637

Health Care - 11.7%
Albany Molecular Research, Inc. (Æ)	3,303	11
Alliance HealthCare Services, Inc. (Æ)	1,289	2
American Dental Partners, Inc. (Æ)	1,903	21
Angiodynamics, Inc. (Æ)	700	10
Antares Pharma, Inc. (Æ)	1,800	4
Arqule, Inc. (Æ)	6,873	30
Array Biopharma, Inc. (Æ)	2,400	5
Arthrocare Corp. (Æ)	1,421	46
Assisted Living Concepts, Inc. Class A	1,800	24
Biolase Technology, Inc. (Æ)	5,903	20
Cambrex Corp. (Æ)	1,600	8
Cantel Medical Corp.	3,191	80
Computer Programs & Systems, Inc.	1,180	84
CONMED Corp. (Æ)	2,031	48
Cornerstone Therapeutics, Inc. (Æ)	700	5
Corvel Corp. (Æ)	651	30
CryoLife, Inc. (Æ)	5,955	30
Cubist Pharmaceuticals, Inc. (Æ)	3,728	129
Cyberonics, Inc. (Æ)	2,292	65
Cynosure, Inc. Class A (Æ)	1,101	11
Depomed, Inc. (Æ)	13,566	84
DexCom, Inc. (Æ)	400	5
Durect Corp. (Æ)	6,270	10
Dusa Pharmaceuticals, Inc. (Æ)	3,586	16
Dyax Corp. (Æ)	3,118	5
DynaVox, Inc. Class A (Æ)	1,156	8
Emergent Biosolutions, Inc. (Æ)	1,531	28
Five Star Quality Care, Inc. (Æ)	6,632	22
Gentiva Health Services, Inc. (Æ)	200	1
GTx, Inc. (Æ)	4,521	16
Haemonetics Corp. (Æ)	1,074	67
Healthsouth Corp. (Æ)	7,437	159
ICU Medical, Inc. (Æ)	106	4
Impax Laboratories, Inc. (Æ)	3,795	75
Incyte Corp., Ltd. (Æ)	7,382	119
Inhibitex, Inc. (Æ)	5,093	18
Integra LifeSciences Holdings Corp. (Æ)	340	14
Invacare Corp.	4,798	120
IRIS International, Inc. (Æ)	800	7
Kensey Nash Corp. (Æ)	1,340	37
Ligand Pharmaceuticals, Inc. Class B (Æ)	1,091	17
Magellan Health Services, Inc. (Æ)	2,960	148
Medcath Corp. (Æ)	2,124	29
Medical Action Industries, Inc. (Æ)	1,000	6
Medidata Solutions, Inc. (Æ)	700	11
Medtox Scientific, Inc.	298	4
Metropolitan Health Networks, Inc. (Æ)	6,621	34
Momenta Pharmaceuticals, Inc. (Æ)	3,586	61
Nabi Biopharmaceuticals (Æ)	14,330	27
National Healthcare Corp.	230	8
Neurocrine Biosciences, Inc. (Æ)	12,429	76
NxStage Medical, Inc. (Æ)	2,587	48
Obagi Medical Products, Inc. (Æ)	2,116	22
Omnicell, Inc. (Æ)	341	5
Orexigen Therapeutics, Inc. (Æ)	19,746	28
Orthofix International NV (Æ)	399	15
Par Pharmaceutical Cos., Inc. (Æ)	4,806	143
PDL BioPharma, Inc.	21,798	133
PharMerica Corp. (Æ)	2,361	35
Progenics Pharmaceuticals, Inc. (Æ)	806	5
Providence Service Corp. (The) (Æ)	2,704	29
PSS World Medical, Inc. (Æ)	5,776	136
RadNet, Inc. (Æ)	2,040	6
RTI Biologics, Inc. (Æ)	19,086	64
Santarus, Inc. (Æ)	9,146	28
Sciclone Pharmaceuticals, Inc. (Æ)	7,319	34
SonoSite, Inc. (Æ)	1,874	55
Spectranetics Corp. (Æ)	910	6
Sunrise Senior Living, Inc. (Æ)	5,397	40
SuperGen, Inc. (Æ)	16,798	36
SurModics, Inc. (Æ)	642	7
Synovis Life Technologies, Inc. (Æ)	700	12
Team Health Holdings, Inc. (Æ)	2,326	43
Triple-S Management Corp. Class B (Æ)	4,377	75
Universal American Corp.	3,377	37
US Physical Therapy, Inc.	1,200	24
Vanda Pharmaceuticals, Inc. (Æ)	5,598	34
Viropharma, Inc. (Æ)	8,001	158
WellCare Health Plans, Inc. (Æ)	474	22
Wright Medical Group, Inc. (Æ)	189	3
Zalicus, Inc. (Æ)	1,969	3

		3,185

Industrials - 15.4%
AAR Corp.	200	5
ACCO Brands Corp. (Æ)	4,501	31
Air Transport Services Group, Inc. (Æ)	4,091	22
Alamo Group, Inc.	800	18
Alaska Air Group, Inc. (Æ)	2,520	145
Albany International Corp. Class A	400	9
Altra Holdings, Inc. (Æ)	2,662	41
Amerco, Inc. (Æ)	826	61
American Woodmark Corp.	635	10
Ampco-Pittsburgh Corp.	253	5
AO Smith Corp.	2,682	105
Applied Industrial Technologies, Inc.	2,139	65

Enhanced Small Cap Fund	47

SSgA
Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$
Astronics Corp. (Æ)	200	6
Atlas Air Worldwide Holdings, Inc. (Æ)	1,371	67
Avis Budget Group, Inc. (Æ)	858	11
AZZ, Inc.	400	19
Barrett Business Services, Inc.	312	4
Belden, Inc.	2,953	90
Brady Corp. Class A	771	21
Brink’s Co. (The)	5,866	151
CBIZ, Inc. (Æ)	4,450	30
Celadon Group, Inc.	7,177	84
Ceradyne, Inc. (Æ)	3,598	113
Clarcor, Inc.	3,096	144
Comfort Systems USA, Inc.	4,272	41
Consolidated Graphics, Inc. (Æ)	2,771	107
Courier Corp.	500	4
Cubic Corp.	1,933	81
Dolan Co. (The) (Æ)	2,790	24
Douglas Dynamics, Inc.	1,215	18
Ducommun, Inc.	3,325	62
DXP Enterprises, Inc. (Æ)	1,448	35
Dycom Industries, Inc. (Æ)	1,012	18
EMCOR Group, Inc.	2,347	54
EnerSys (Æ)	4,437	100
EnPro Industries, Inc. (Æ)	30	1
Exponent, Inc. (Æ)	400	17
Force Protection, Inc. (Æ)	11,254	46
Franklin Electric Co., Inc.	600	26
G&K Services, Inc. Class A	300	8
GenCorp, Inc. (Æ)	9,303	41
Generac Holdings, Inc. (Æ)	400	8
Gibraltar Industries, Inc. (Æ)	4,161	37
Great Lakes Dredge & Dock Corp.	18,925	92
Hawaiian Holdings, Inc. (Æ)	3,811	16
Heartland Express, Inc.	4,188	64
Herman Miller, Inc.	257	5
Houston Wire & Cable Co.	183	3
Huron Consulting Group, Inc. (Æ)	700	22
Insperity, Inc.	1,717	43
Intersections, Inc.	1,400	21
John Bean Technologies Corp.	1,306	21
Kadant, Inc. (Æ)	5,603	131
Kimball International, Inc. Class B	653	4
Knoll, Inc.	2,842	45
Lawson Products, Inc.	319	5
LB Foster Co. Class A	331	8
LMI Aerospace, Inc. (Æ)	1,700	33
Lydall, Inc. (Æ)	700	8
M&F Worldwide Corp. (Æ)	940	21
Marten Transport, Ltd.	1,000	18
MasTec, Inc. (Æ)	3,094	69
Meritor, Inc. (Æ)	6,700	57
Mistras Group, Inc. (Æ)	2,258	46
Moog, Inc. Class A (Æ)	78	3
Mueller Industries, Inc.	1,687	79
NACCO Industries, Inc. Class A	565	43
National Presto Industries, Inc.	460	45
NCI Building Systems, Inc. (Æ)	1,800	17
Old Dominion Freight Line, Inc. (Æ)	550	18
On Assignment, Inc. (Æ)	5,745	44
Orbital Sciences Corp. (Æ)	200	3
Pacer International, Inc. (Æ)	1,131	5
Park-Ohio Holdings Corp. (Æ)	1,697	27
Powell Industries, Inc. (Æ)	73	3
Quanex Building Products Corp.	3,841	50
RailAmerica, Inc. (Æ)	208	3
Rollins, Inc.	2,522	53
Saia, Inc. (Æ)	597	7
Sauer-Danfoss, Inc. (Æ)	2,970	128
Schawk, Inc. Class A	800	10
Seaboard Corp.	51	118
Skywest, Inc.	189	2
Spirit Airlines, Inc. (Æ)	2,900	35
Standard Parking Corp. (Æ)	188	3
Standex International Corp.	821	24
Steelcase, Inc. Class A	4,538	38
Sterling Construction Co., Inc. (Æ)	1,340	17
SYKES Enterprises, Inc. (Æ)	8,843	138
TAL International Group, Inc.	1,907	56
Teledyne Technologies, Inc. (Æ)	523	29
TRC Cos., Inc. (Æ)	1,225	6
Tredegar Corp.	2,410	40
Trimas Corp. (Æ)	3,109	60
TrueBlue, Inc. (Æ)	2,500	35
Twin Disc, Inc.	1,136	44
United Rentals, Inc. (Æ)	752	13
United Stationers, Inc.	200	6
US Airways Group, Inc. (Æ)	10,240	57
Viad Corp.	3,305	68
VSE Corp.	200	5
Werner Enterprises, Inc.	6,012	140
Woodward, Inc.	710	23

		4,212

Information Technology - 17.3%
ACI Worldwide, Inc. (Æ)	4,354	130
Actuate Corp. (Æ)	800	5
Acxiom Corp. (Æ)	5,246	57
Anaren, Inc. (Æ)	938	19
Anixter International, Inc.	395	23
Arris Group, Inc. (Æ)	9,449	103
Aspen Technology, Inc. (Æ)	5,409	91
Aviat Networks, Inc. (Æ)	7,047	18

48	Enhanced Small Cap Fund

SSgA
Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$
Benchmark Electronics, Inc. (Æ)	2,413	33
Black Box Corp.	861	21
Bottomline Technologies, Inc. (Æ)	1,472	34
Brightpoint, Inc. (Æ)	7,737	74
Brooks Automation, Inc.	3,794	36
Cabot Microelectronics Corp. (Æ)	2,694	107
Cardtronics, Inc. (Æ)	5,894	146
Ciber, Inc. (Æ)	5,440	18
Coherent, Inc. (Æ)	2,490	110
Communications Systems, Inc.	367	5
Comtech Telecommunications Corp.	4,785	133
Cray, Inc. (Æ)	644	4
CSG Systems International, Inc. (Æ)	4,457	59
DG FastChannel, Inc. (Æ)	3,404	74
Digi International, Inc. (Æ)	5,069	64
Diodes, Inc. (Æ)	1,748	35
DSP Group, Inc. (Æ)	1,668	11
Earthlink, Inc.	12,869	95
Electro Rent Corp.	700	10
Electro Scientific Industries, Inc. (Æ)	156	2
Electronics for Imaging, Inc. (Æ)	800	11
Entegris, Inc. (Æ)	18,082	136
Global Cash Access Holdings, Inc. (Æ)	9,940	30
GT Advanced Technologies, Inc. (Æ)	12,172	149
Imation Corp. (Æ)	735	5
Infospace, Inc. (Æ)	1,440	14
Insight Enterprises, Inc. (Æ)	7,739	146
Integrated Device Technology, Inc. (Æ)	17,321	98
Internap Network Services Corp. (Æ)	10,034	52
IXYS Corp. (Æ)	3,865	46
Lattice Semiconductor Corp. (Æ)	21,413	121
Liquidity Services, Inc. (Æ)	2,452	59
Littelfuse, Inc.	2,777	129
Manhattan Associates, Inc. (Æ)	3,366	120
MAXIMUS, Inc.	2,100	78
Measurement Specialties, Inc. (Æ)	644	20
Methode Electronics, Inc.	2,251	22
MicroStrategy, Inc. Class A (Æ)	624	77
MKS Instruments, Inc.	1,109	26
ModusLink Global Solutions, Inc.	5,738	24
MoneyGram International, Inc. (Æ)	5,500	14
Monotype Imaging Holdings, Inc. (Æ)	11,200	131
Multi-Fineline Electronix, Inc. (Æ)	155	3
Nanometrics, Inc. (Æ)	2,957	47
Netgear, Inc. (Æ)	570	16
Netscout Systems, Inc. (Æ)	1,957	27
Newport Corp. (Æ)	2,431	31
Omnivision Technologies, Inc. (Æ)	100	2
Oplink Communications, Inc. (Æ)	3,305	55
OSI Systems, Inc. (Æ)	2,582	100
Perficient, Inc. (Æ)	4,678	41
Pericom Semiconductor Corp. (Æ)	3,966	31
Photronics, Inc. (Æ)	10,466	68
Plantronics, Inc.	3,987	128
Power-One, Inc. (Æ)	286	2
Powerwave Technologies, Inc. (Æ)	12,969	23
Progress Software Corp. (Æ)	3,936	82
Pulse Electronics Corp.	3,030	10
Quantum Corp. (Æ)	11,718	23
Quest Software, Inc. (Æ)	6,044	104
Radisys Corp. (Æ)	1,173	9
Renaissance Learning, Inc.	816	13
RF Micro Devices, Inc. (Æ)	20,476	127
Richardson Electronics, Ltd.	559	8
S1 Corp. (Æ)	13,292	122
Saba Software, Inc. (Æ)	1,100	8
SS&C Technologies Holdings, Inc. (Æ)	1,200	20
Standard Microsystems Corp. (Æ)	1,421	30
Symmetricom, Inc. (Æ)	7,685	42
SYNNEX Corp. (Æ)	347	9
TeleNav, Inc. (Æ)	3,163	29
TeleTech Holdings, Inc. (Æ)	6,271	111
Tessera Technologies, Inc. (Æ)	6,857	96
Tyler Technologies, Inc. (Æ)	1,124	28
Unisys Corp. (Æ)	2,512	44
ValueClick, Inc. (Æ)	8,815	135
Websense, Inc. (Æ)	903	19
XO Group, Inc. (Æ)	1,000	9
Xyratex, Ltd.	4,160	36

		4,713

Materials - 5.4%
A Schulman, Inc.	1,900	35
Boise, Inc.	19,642	122
Buckeye Technologies, Inc.	4,975	135
Century Aluminum Co. (Æ)	1,507	18
Ferro Corp. (Æ)	8,973	75
Georgia Gulf Corp. (Æ)	156	3
Graphic Packaging Holding Co. (Æ)	10,019	42
Handy & Harman, Ltd. (Æ)	206	3
Headwaters, Inc. (Æ)	3,460	7
Hecla Mining Co. (Æ)	10,835	83
Innospec, Inc. (Æ)	1,377	37
Kaiser Aluminum Corp.	1,409	73
KapStone Paper and Packaging Corp. (Æ)	5,464	82
Minerals Technologies, Inc.	2,291	133
Myers Industries, Inc.	2,400	26
Neenah Paper, Inc.	1,859	33
NewMarket Corp.	872	146
Noranda Aluminum Holding Corp. (Æ)	3,557	41
PH Glatfelter Co.	1,739	25

Enhanced Small Cap Fund	49

SSgA
Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$
PolyOne Corp.	10,348	131
Sensient Technologies Corp.	1,946	71
Spartech Corp. (Æ)	425	2
Universal Stainless & Alloy (Æ)	100	3
Worthington Industries, Inc.	8,501	138

		1,464

Telecommunication Services - 1.5%
General Communication, Inc. Class A (Æ)	7,851	70
IDT Corp. Class B	5,070	111
PAETEC Holding Corp. (Æ)	10,740	60
Premiere Global Services, Inc. (Æ)	2,516	21
SureWest Communications	208	2
USA Mobility, Inc.	4,401	67
Vonage Holdings Corp. (Æ)	18,420	67

		398

Utilities - 3.2%
Avista Corp.	3,647	93
Cadiz, Inc. (Æ)	800	8
California Water Service Group	776	15
Central Vermont Public Service Corp.	181	6
Chesapeake Utilities Corp.	400	16
El Paso Electric Co.	3,916	135
Idacorp, Inc.	3,583	137
Laclede Group, Inc. (The)	778	31
New Jersey Resources Corp.	1,572	74
NorthWestern Corp.	1,115	38
PNM Resources, Inc.	8,782	131
Portland General Electric Co.	700	17
South Jersey Industries, Inc.	401	21
Southwest Gas Corp.	2,645	98
Unisource Energy Corp.	1,714	65

		885

Total Common Stocks (cost $24,211)		27,010

Short-Term Investments - 1.2%
SSgA Prime Money Market Fund	333,623	334

Total Short-Term Investments (cost $334)		334

Total Investments - 100.1% (identified cost $24,545)		27,344

Other Assets and Liabilities, Net - (0.1%)		(33)

Net Assets -100.0%		27,311

50	Enhanced Small Cap Fund

SSgA
Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except contract amounts)
						Unrealized Appreciation
	Number of			Expiration		(Depreciation)
Futures Contracts	Contracts	Notional Amount		Date		$

Long Positions
Russell 2000 Mini Index Futures (CME)	5	USD	363	09	/11	3

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts (å)						3

Presentation of Portfolio Holdings — August 31, 2011

Amounts in thousands
					% of
	Market Value				Net
Categories	Level 1	Level 2	Level 3	Total	Assets
Common Stock
Consumer Discretionary	$3,716	$—	$—	$3,716	13.6
Consumer Staples	852	—	—	852	3.1
Energy	1,948	—	—	1,948	7.1
Financials	5,637	—	—	5,637	20.6
Health Care	3,185	—	—	3,185	11.7
Industrials	4,212	—	—	4,212	15.4
Information Technology	4,713	—	—	4,713	17.3
Materials	1,464	—	—	1,464	5.4
Telecommunication Services	398	—	—	398	1.5
Utilities	885	—	—	885	3.2
Short-Term Investments	334	—	—	334	1.2

Total Investments	27,344	—	—	27,344	100.1

Other Assets and Liabilities, Net					(0.1)

					100.0

Other Financial Instruments
Futures Contracts	3	—	—	3	— *

Total Other Financial Instruments**	$3	$—	$—	$3

*	Less than .05% of net assets.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation (depreciation) on the instruments.

For a description of the levels see note 2 in the Notes to Financial Statements.

Enhanced Small Cap Fund	51

SSgA
Directional Core Equity Fund
Portfolio Management Discussion and Analysis — August 31, 2011 (Unaudited)

Objective: The Fund seeks to achieve long term capital appreciation throughout the course of an economic cycle by investing in large and medium capitalization equity securities whose underlying valuation or business fundamentals indicate prospects for growth, while selling short the equity securities of companies that have deteriorating business fundamentals and/or valuations.

Invests in: At least 80% of its total assets in equity securities, such as common stocks, including long and short positions in equity securities.

Strategy: The Fund seeks to meet its objective by investing in a portfolio of equity securities of large and medium sized companies and sell short the equity securities of those companies that have deteriorating business fundamentals and/or valuations.

 Directional Core Equity Fund

Period Ended	Total
08/31/11	Return

1 Year	14.03%
5 Years	(1.49	)%+
Inception	1.16	%+

 Russell 1000® Index #

Period Ended	Total
08/31/11	Return

1 Year	19.06%
5 Years	1.11	%+
Inception	3.09	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the Directional Core Equity Fund as stated in the Fees and Expenses table of the prospectus dated December 20, 2010 is 5.53%. The expense ratio is 1.60% not including the dividends from securities sold short as contractually agreed by the Advisor.

See related Notes on following page 54.

52	Directional Core Equity Fund

SSgA
Directional Core Equity Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2011 (Unaudited)

SSgA Directional Core Equity Fund

The SSgA Directional Core Equity Fund (the “Fund”) seeks to achieve long-term capital appreciation throughout the course of an economic cycle by investing primarily in large and medium-capitalization equity securities which, in the opinion of the Fund’s investment adviser, have underlying valuation or business fundamentals that indicate prospects for growth, while selling short the equity securities of companies that, in the opinion of the Fund’s investment adviser, have deteriorating business fundamentals and/or valuations. The Fund is benchmarked to the Russell 1000® Index (the “Index”).

How did the Fund’s performance for the 12-month period ended August 31, 2011 (the “Reporting Period”) compare to the performance of the Fund’s benchmark?

For the 12-month period ended August 31, 2011 (the “Reporting Period”), the total return for the Fund was 14.03%, and the total return for the Index was 19.06%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

How did market conditions impact the performance of the Fund during the Reporting Period?

Stock market returns were strong over the Reporting Period, but gains were concentrated in its first half. During this time, stronger economic indicators, corporate earnings growth, and improving employment boosted sentiment and confidence in the market, aided by continued government support and low interest rates.

During the Reporting Period’s second half, a stubborn housing market and stalled labor market kept markets in check as they raised concerns about growth prospects. Sentiment turned negative and volatility returned to the market in the final four months, driven by concerns over the European government bond crisis and Standard & Poor’s historic reduction of the U.S. credit rating from AAA to AA+. This intensified worries that the U.S. economy would experience a more tightly constrained federal budget for years.

The Fund’s underlying stock selection model contributed to performance relative to its benchmark during the Reporting Period. The model’s valuation signals, particularly earnings-based valuation factors, performed well as investors bid up stocks trading at discounts to their historical levels. Growth signal strength performed better late in the Reporting Period as risk appetites waned and investors favored companies that could continue to grow their earnings. The quality signal also benefited during the Reporting Period’s later months as investors focused more on large cap stocks’ earnings quality.

How did the investment strategies and techniques employed by the Adviser impact the performance of the Fund during the Reporting Period?

The Fund’s underperformance for the Reporting Period was mainly due to its 100% long, 30% short structure. The Index rallied 19% over the period. The Fund’s net 70% market exposure has a tendency to underperform during such extreme rallies. However, positive stock selection offset some of the shortfall, specifically financials and healthcare which contributed to performance relative to the benchmark, while weak stock selection in technology stocks detracted. An overweight position in the Cooper Companies, a maker of medical devices and contact lenses, was a leading contributor among long positions. On the short side, a position in Dolby Laboratories, which fell significantly over the Reporting Period, also helped Fund returns.

On the downside, a long position in Brocade, a provider of information technology networking and data storage, detracted from Fund returns. A short position in Terex, a maker of machinery products for the construction industry, which rallied during the Reporting Period, was the Fund’s worst-performing short position.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

Notes: The following notes relate to the Growth of $10,000 graph and tables on the preceding page.

*	The Fund commenced operations on May 11, 2005. Index comparison also began on May 11, 2005.
#	The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.
+	Annualized.
Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

Directional Core Equity Fund	53

SSgA
Directional Core Equity Fund

Shareholder Expense Example — August 31, 2011 (Unaudited)
Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2011 to August 31, 2011.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Hypothetical
		Performance
	Actual	(5% return
	Performance	before expenses)

Beginning Account Value March 1, 2011	$1,000.00	$1,000.00
Ending Account Value August 31, 2011	$970.40	$1,015.88
Expenses Paid During Period*	$9.19	$9.40

*	Expenses are equal to the Fund’s annualized expense ratio of 1.85% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). On an annual basis and based on average daily net assets, the annualized expense ratio is 1.60% not including the dividends from securities sold short as contractually agreed by the advisor. Includes amounts waived and/or reimbursed by the investment advisor. Without the waiver and/or reimbursement, expenses would have been higher.

54	Directional Core Equity Fund

SSgA
Directional Core Equity Fund

The SSgA Directional Core Equity Fund (the “Fund”) seeks to achieve long-term capital appreciation throughout the course of an economic cycle by investing primarily in large and medium-capitalization equity securities which, in the opinion of the Fund’s investment adviser, have underlying valuation or business fundamentals that indicate prospects for growth, while selling short the equity securities of companies that, in the opinion of the Fund’s investment adviser, have deteriorating business fundamentals and/or valuations. The Fund is benchmarked to the Russell 1000® Index (the “Index”).

How did the Fund’s performance for the 12-month period ended August 31, 2011 (the “Reporting Period”) compare to the performance of the Fund’s benchmark?

For the 12-month period ended August 31, 2011 (the “Reporting Period”), the total return for the Fund was 14.03%, and the total return for the Index was 19.06%. The Fund and Index returns reflect the reinvestment of dividends and other income.

The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

How did market conditions impact the performance of the Fund during the Reporting Period?

Stock market returns were strong over the Reporting Period, but gains were concentrated in its first half. During this time, stronger economic indicators, corporate earnings growth, and improving employment boosted sentiment and confidence in the market, aided by continued government support and low interest rates.

During the Reporting Period’s second half, a stubborn housing market and stalled labor market kept markets in check as they raised concerns about growth prospects. Sentiment turned negative and volatility returned to the market in the final four months, driven by concerns over the European government bond crisis and Standard & Poor’s historic reduction of the U.S. credit rating from AAA to AA+. This intensified worries that the U.S. economy would experience a more tightly constrained federal budget for years.

The Fund’s underlying stock selection model contributed to performance relative to its benchmark during the Reporting Period. The model’s valuation signals, particularly earnings-based valuation factors, performed well as investors bid up stocks trading at discounts to their historical levels. Growth signal strength performed better late in the Reporting Period as risk appetites waned and investors favored companies that could continue to grow their earnings. The quality signal also benefited during the Reporting Period’s later months as investors focused more on large cap stocks’ earnings quality.

How did the investment strategies and techniques employed by the Adviser impact the performance of the Fund during the Reporting Period?

The Fund’s underperformance for the Reporting Period was mainly due to its 100% long, 30% short structure. The Index rallied 19% over the period. The Fund’s net 70% market exposure has a tendency to underperform during such extreme rallies. However, positive stock selection offset some of the shortfall, specifically financials and healthcare which contributed to performance relative to the benchmark, while weak stock selection in technology stocks detracted. An overweight position in the Cooper Companies, a maker of medical devices and contact lenses, was a leading contributor among long positions. On the short side, a position in Dolby Laboratories, which fell significantly over the Reporting Period, also helped Fund returns.

On the downside, a long position in Brocade, a provider of information technology networking and data storage, detracted from Fund returns. A short position in Terex, a maker of machinery products for the construction industry, which rallied during the Reporting Period, was the Fund’s worst-performing short position.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole.

Directional Core Equity Fund	55

This page has been intentionally left blank.

SSgA
Directional Core Equity Fund

Schedule of Investments — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$

Common Stocks - 103.4%

Consumer Discretionary - 11.2%
Aaron’s, Inc. Class A (Û)	912	24
ANN, Inc. (Æ)(Û)	442	10
Apollo Group, Inc. Class A (Æ)(Û)	573	27
Ascena Retail Group, Inc. (Æ)(Û)	671	19
Brinker International, Inc. (Û)	971	22
Comcast Corp. Class A (Û)	1,208	26
Dillard’s, Inc. Class A (Û)	434	20
DISH Network Corp. Class A (Æ)(Û)	723	18
Macy’s, Inc. (Û)	1,086	28
McDonald’s Corp. (Û)	61	6
TRW Automotive Holdings Corp. (Æ)(Û)	149	6
VF Corp. (Û)	222	26

		232

Consumer Staples - 5.7%
Coca-Cola Co. (The) (Û)	113	8
Kroger Co. (The) (Û)	1,238	29
PepsiCo, Inc. (Û)	105	7
Philip Morris International, Inc. (Û)	229	16
Procter & Gamble Co. (The) (Û)	226	14
Safeway, Inc. (Û)	1,177	21
Walgreen Co. (Û)	286	10
Wal-Mart Stores, Inc. (Û)	238	13

		118

Energy - 12.9%
Chevron Corp. (Û)	547	54
Complete Production Services, Inc. (Æ)	462	13
ConocoPhillips(Û)	534	36
Energen Corp. (Û)	336	17
Exxon Mobil Corp. (Û)	818	61
HollyFrontier Corp. (Û)	219	16
Marathon Oil Corp. (Û)	511	14
Murphy Oil Corp. (Û)	228	12
Schlumberger, Ltd. (Û)	93	7
Tesoro Corp. (Æ)(Û)	452	11
Valero Energy Corp. (Û)	1,111	25

		266

Financials - 17.4%
Annaly Capital Management, Inc. (ö)(Û)	1,298	24
Bank of America Corp. (Û)	725	6
Berkshire Hathaway, Inc. Class B (Æ)(Û)	89	7
Cash America International, Inc. (Û)	442	25
CBL & Associates Properties, Inc. (ö)(Û)	1,373	20
CNO Financial Group, Inc. (Æ)(Û)	4,224	27
Commerce Bancshares, Inc. (Û)	548	22
Ezcorp, Inc. Class A (Æ)(Û)	682	23
First Republic Bank (Æ)(Û)	829	21
JPMorgan Chase & Co. (Û)	381	14
Moody’s Corp. (Û)	718	22
Portfolio Recovery Associates, Inc. (Æ)	139	10
Prosperity Bancshares, Inc. (Û)	563	21
Prudential Financial, Inc.	423	21
Reinsurance Group of America, Inc. Class A (Û)	344	18
SVB Financial Group (Æ)(Û)	458	21
Torchmark Corp. (Û)	615	24
Wells Fargo & Co. (Û)	406	11
Zions Bancorporation	1,284	22

		359

Health Care - 15.0%
Baxter International, Inc. (Û)	349	20
Cooper Cos., Inc. (The) (Û)	320	24
Covidien PLC (Û)	561	29
Eli Lilly & Co. (Û)	860	32
Endo Pharmaceuticals Holdings, Inc. (Æ)(Û)	485	15
Forest Laboratories, Inc. (Æ)(Û)	394	14
Humana, Inc. (Û)	371	29
Johnson & Johnson (Û)	179	12
Merck & Co., Inc. (Û)	232	8
Pfizer, Inc. (Û)	2,000	38
UnitedHealth Group, Inc. (Û)	743	35
Watson Pharmaceuticals, Inc. Class B (Æ)(Û)	446	30
Zimmer Holdings, Inc. (Æ)(Û)	428	24

		310

Industrials - 11.5%
AGCO Corp. (Æ)(Û)	415	18
Avis Budget Group, Inc. (Æ)(Û)	1,305	17
Deluxe Corp. (Û)	980	22
Eaton Corp. (Û)	249	11
Fluor Corp. (Û)	392	24
General Electric Co. (Û)	608	10
Hertz Global Holdings, Inc. (Æ)(Û)	1,203	13
KBR, Inc. (Û)	922	28
Lockheed Martin Corp. (Û)	439	32
Northrop Grumman Corp.	241	13
Ryder System, Inc. (Û)	339	16
Timken Co. (Û)	397	16
Tyco International, Ltd.	459	19

		239

Information Technology - 19.6%
Activision Blizzard, Inc. (Û)	1,952	23
Anixter International, Inc. (Û)	285	17

Directional Core Equity Fund	57

SSgA
Directional Core Equity Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$
Apple, Inc. (Æ)(Û)	118	45
BMC Software, Inc. (Æ)(Û)	538	22
CA, Inc. (Û)	1,066	22
Cadence Design Systems, Inc. (Æ)	693	6
Dell, Inc. (Æ)(Û)	796	12
Google, Inc. Class A (Æ)(Û)	31	17
IAC/InterActiveCorp (Æ)(Û)	431	17
Intel Corp. (Û)	2,159	43
International Business Machines Corp. (Û)	319	55
Intuit, Inc. (Û)	361	18
Microsoft Corp. (Û)	817	22
Motorola Solutions, Inc. (Û)	759	32
Symantec Corp. (Æ)	1,061	18
ValueClick, Inc. (Æ)	1,054	16
Vishay Intertechnology, Inc. (Æ)(Û)	1,636	19

		404

Materials - 5.2%
CF Industries Holdings, Inc.	129	24
Domtar Corp. (Û)	143	11
Eastman Chemical Co. (Û)	195	16
PPG Industries, Inc. (Û)	285	22
Rockwood Holdings, Inc. (Æ)(Û)	450	23
WR Grace & Co. (Æ)	292	12

		108

Telecommunication Services - 3.3%
AT&T, Inc. (Û)	823	23
Telephone & Data Systems, Inc.	642	17
Verizon Communications, Inc. (Û)	768	28

		68

Utilities - 1.6%
AES Corp. (The) (Æ)(Û)	1,549	17
Portland General Electric Co. (Û)	646	15

		32

Total Common Stocks (cost $1,981)		2,136

Short-Term Investments - 13.2%
SSgA Prime Money Market Fund	272,625	273

Total Short-Term Investments (cost $273)		273

Total Investments - 116.6% (identified cost $2,254)		2,409

Securities Sold Short - (30.5)%

Consumer Discretionary - (4.2)%
DreamWorks Animation SKG, Inc. Class A (Æ)	(503)	(11)
Gaylord Entertainment Co. (Æ)	(616)	(15)
Gentex Corp.	(386)	(10)
Hyatt Hotels Corp. Class A(Æ)	(441)	(16)
Lennar Corp. Class A	(662)	(10)
Toll Brothers, Inc. (Æ)	(574)	(10)
Urban Outfitters, Inc. (Æ)	(627)	(16)

		(88)

Telecommunication Services - (1.3)%
American Tower Corp. Class A (Æ)	(132)	(7)
Crown Castle International Corp. (Æ)	(195)	(9)
SBA Communications Corp. Class A(Æ)	(265)	(10)

		(26)

Information Technology - (6.2)%
Aruba Networks, Inc. (Æ)	(1,035)	(22)
Cavium, Inc. (Æ)	(576)	(19)
Concur Technologies, Inc. (Æ)	(404)	(17)
Cree, Inc. (Æ)	(502)	(16)
Monster Worldwide, Inc. (Æ)	(1,274)	(12)
Salesforce.com, Inc. (Æ)	(110)	(14)
Silicon Laboratories, Inc. (Æ)	(446)	(15)
SuccessFactors, Inc. (Æ)	(598)	(14)

		(129)

Materials - (2.1)%
Intrepid Potash, Inc. (Æ)	(493)	(17)
Scotts Miracle-Gro Co. (The) Class A	(319)	(15)
United States Steel Corp.	(353)	(11)

		(43)

Financials - (6.2)%
Associated Banc-Corp.	(889)	(10)
Astoria Financial Corp.	(1,039)	(11)
Greenhill & Co., Inc.	(155)	(5)
Hanover Insurance Group, Inc. (The)	(480)	(17)
Hudson City Bancorp, Inc.	(1,620)	(10)
Jefferies Group, Inc.	(634)	(10)
New York Community Bancorp, Inc.	(745)	(10)
Old Republic International Corp.	(1,728)	(17)
Platinum Underwriters Holdings, Ltd.	(453)	(14)
Washington Federal, Inc.	(668)	(10)
White Mountains Insurance Group, Ltd.	(37)	(15)

		(129)

58	Directional Core Equity Fund

SSgA
Directional Core Equity Fund

Schedule of Investments, continued — August 31, 2011

Amounts in thousands (except share amounts)
	Principal	Market
	Amount ($)	Value
	or Shares	$

Health Care - (4.2)%
Brookdale Senior Living, Inc. Class A (Æ)	(1,054)	(17)
Dendreon Corp. (Æ)	(497)	(6)
Edwards Lifesciences Corp. (Æ)	(85)	(6)
Express Scripts, Inc. Class A (Æ)	(243)	(11)
HMS Holdings Corp. (Æ)	(606)	(16)
Patterson Cos., Inc.	(496)	(15)
Volcano Corp. (Æ)	(524)	(16)

		(87)

Industrials - (3.2)%
Acacia Research - Acacia Technologies (Æ)	(281)	(12)
Geo Group, Inc. (The) (Æ)	(731)	(16)
GrafTech International, Ltd. (Æ)	(1,062)	(17)
Spirit Aerosystems Holdings, Inc. Class A (Æ)	(886)	(15)
Stericycle, Inc. (Æ)	(72)	(6)

		(66)

Energy - (3.1)%
Cobalt International Energy, Inc. (Æ)	(1,116)	(11)
Continental Resources, Inc. (Æ)	(183)	(10)
Dril-Quip, Inc. (Æ)	(172)	(11)
McMoRan Exploration Co. (Æ)	(690)	(9)
Oasis Petroleum, Inc. (Æ)	(424)	(11)
Teekay Corp.	(417)	(12)

		(64)

Total Securities Sold Short (proceeds $724)		(632)

Other Assets and Liabilities, Net - 13.9%		288

Net Assets - 100.0%		2,065

See accompanying notes which are an integral part of the financial statements.

Directional Core Equity Fund	59

SSgA
Directional Core Equity Fund

Presentation of Portfolio Holdings — August 31, 2011

Amounts in thousands
					% of
	Market Value				Net
Categories	Level 1	Level 2	Level 3	Total	Assets
Common Stock
Consumer Discretionary	$232	$—	$—	$232	11.2
Consumer Staples	118	—	—	118	5.7
Energy	266	—	—	266	12.9
Financials	359	—	—	359	17.4
Health Care	310	—	—	310	15.0
Industrials	239	—	—	239	11.5
Information Technology	404	—	—	404	19.6
Materials	108	—	—	108	5.2
Telecommunication Services	68	—	—	68	3.3
Utilities	32	—	—	32	1.6
Short-Term Investments	273	—	—	273	13.2

Total Investments	$2,409	$—	$—	$2,409	116.6

Securities Sold Short	(632)	—	—	(632)	(30.5)
Other Assets and Liabilities, Net					13.9

					100.0

For a description of the levels see note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

60	Directional Core Equity Fund

SSgA
Equity Funds

Notes to Schedules of Investments — August 31, 2011

Footnotes

(Æ)	Non-income producing security.
(ö)	Real Estate Investment Trust (REIT).
(ÿ)	Rate noted is yield-to-maturity from date of acquisition.
(ç)	Fair value is at amortized cost, which approximates market.
(Ñ)	All or a portion of the shares of this security are on loan.

(X)	Affiliate; the security is purchased with the cash collateral from the securities loaned.

(§)	All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold) by the Fund.
(Û)	Held as collateral in connection with securities sold short.
(å)	Cash collateral balances were held in connection with futures contract purchased (sold) by the Fund. See Note 2.
±	Less than $500.

Abbreviations
ADR - American Depositary Receipt
CME - Chicago Mercantile Exchange

Notes to Schedules of Investments	61

SSgA
Equity Funds

Statements of Assets and Liabilities — August 31, 2011

	Disciplined	Small Cap
Amounts in thousands	Equity Fund	Fund

Assets
Investments, at identified cost (unaffiliated issuers)	$6,497	$11,684

Investments, at market (unaffiliated issuers)*	7,987	12,059
Investments, at market (affiliated issuers)**	3	—

Total investments, at market	7,990	12,059
Cash (restricted)	—	—
Deposits with brokers for securities sold short	—	—
Receivables:
Dividends and interest	16	5
Investments sold	—	137
Fund shares sold	—	1
From advisor	7	21
Daily variation margin on futures contracts	—	—
Prepaid expenses	1	—

Total assets	8,014	12,223

Liabilities
Payables:
Due to custodian	—	23
Fund shares redeemed	—	2
Accrued fees to affiliates	23	43
Other accrued expenses	11	12
Payable for Interfund lending	—	—
Securities sold short, at market value***	—	—
Payable upon return of securities loaned	1,316	2,385

Total liabilities	1,350	2,465

Net Assets	$6,664	$9,758

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$25	$—
Accumulated net realized gain (loss)	(46,892)	(22,049)
Unrealized appreciation (depreciation) on:
Investments	1,490	375
Futures contracts	—	—
Securities sold short	—	—
Shares of beneficial interest	1	—
Additional paid-in capital	52,040	31,432

Net Assets	$6,664	$9,758

Net Asset Value, offering and redemption price per share:
Net asset value per share: Institutional Class(a)	$9.20	$20.89
Net assets	$6,663,973	$9,115,228
Shares outstanding ($.001 par value)	724,619	436,282
Net asset value per share: Class R(a)	$—	$20.69
Net assets	$—	$643,261
Shares outstanding ($.001 par value)	—	31,088

*	Securities on loan included in investments	$1,292	$2,323
**	Investments in affiliated issuers — cost	$3	$—
***	Proceeds on securities sold short	$—	$—

(a)	Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

62	Statements of Assets and Liabilities

	IAM	Enhanced
Tuckerman Active REIT Fund	SHARES Fund	Small Cap Fund	Directional Core Equity Fund

$48,111	$152,059	$24,211	$1,981

72,312	165,915	27,010	2,136
158	2,600	334	273

72,470	168,515	27,344	2,409
—	—	41	—
—	—	—	304

20	403	20	4
117	—	—	—
91	27	—	—
17	—	18	13
—	36	2	—
2	3	1	1

72,717	168,984	27,426	2,731

—	—	—	—
84	—	66	—
74	64	41	28
14	15	8	6
—	—	—	—
—	—	—	632
14,410	16,562	—	—

14,582	16,641	115	666

$58,135	$152,343	$27,311	$2,065

$9	$684	$209	$—
(30,367)	(24,580)	(7,896)	(3,499)

24,201	13,856	2,799	155
—	(164)	3	—
—	—	—	92
5	16	3	—
64,287	162,531	32,193	5,317

$58,135	$152,343	$27,311	$2,065

$11.07	$9.37	$10.14	$10.16
$58,134,938	$152,342,782	$27,311,203	$2,065,439
5,252,283	16,265,773	2,694,740	203,265
$—	$—	—	—
$—	$—	$—	$—
—	—	$—	$—

$14,558	$16,251	$—	$—
$158	$2,600	$334	$273
$—	$—	$—	$724

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	63

SSgA
Equity Funds

Statements of Operations — For the Period Ended August 31, 2011

	Disciplined		Small Cap
Amounts in thousands	Equity Fund		Fund

Investment Income
Dividends	$156		$101
Dividends from affiliated money market funds	—	*	—	*
Securities lending income	1		7

Total investment income	157		108

Expenses
Advisory fees	18		80
Administrative fees	32		33
Custodian fees	38		62
Distribution fees - Institutional Class	9		16
Distribution fees - Class R	—		1
Transfer agent fees	34		67
Professional fees	55		33
Registration fees	20		34
Shareholder servicing fees - Institutional Class	3		5
Shareholder servicing fees - Class R	—		5
Trustees’ fees	13		13
Insurance fees	2		—	*
Printing fees	7		9
Dividends from securities sold short	—		—
Miscellaneous	—	*	7

Expenses before reductions	231		365
Expense reductions	(183)		(229)

Net expenses	48		136

Net investment income (loss)	109		(28)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,200		2,742
Futures contracts	8		—
Securities sold short	—		—

Net realized gain (loss)	1,208		2,742

Net change in unrealized appreciation (depreciation) on:
Investments	60		106
Futures contracts	—		—
Securities sold short	—		—

Net change in unrealized appreciation (depreciation)	60		106

Net realized and unrealized gain (loss)	1,268		2,848

Net Increase (Decrease) in Net Assets from Operations	$1,377		$2,820

*	Less than $500

See accompanying notes which are an integral part of the financial statements.

64	Statements of Operations

Tuckerman Active	IAM	Enhanced
REIT Fund	SHARES Fund	Small Cap Fund	Directional Core Equity Fund

$1,417	$3,124	$447	$48
— *	4	— *	— *
21	36	—	—

1,438	3,164	447	48

407	391	139	39
50	80	40	31
38	49	75	34
129	56	65	3
—	—	—	—
45	33	32	28
43	49	44	36
22	24	22	21
28	39	8	5
—	—	—	—
14	18	13	12
1	3	1	— *
12	14	5	3
—	—	—	9
1	— *	2	3

790	756	446	224
(163)	(4)	(214)	(165)

627	752	232	59

811	2,412	215	(11)

4,824	(79)	5,903	596
—	652	90	—
—	—	—	(152)

4,824	573	5,993	444

4,781	20,265	1,579	110
—	(57)	14	—
—	—	—	(10)

4,781	20,208	1,593	100

9,605	20,781	7,586	544

$10,416	$23,193	$7,801	$533

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	65

SSgA
Equity Funds

Statements of Changes in Net Assets — For the Periods Ended August 31,

	Disciplined Equity Fund		Small Cap Fund
Amounts in thousands	2011	2010	2011	2010

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$109	$976	$(28)	$(12)
Net realized gain (loss)	1,208	19,644	2,742	1,930
Net change in unrealized appreciation (depreciation)	60	(12,142)	106	(1,351)

Net increase (decrease) in net assets from operations	1,377	8,478	2,820	567

Distributions
From net investment income
Institutional Class	(123)	(1,222)	—	—

Net decrease in net assets from distributions	(123)	(1,222)	—	—

Share Transactions
Net increase (decrease) in net assets from share transactions	(1,461)	(99,179)	(2,162)	(2,985)

Total Net Increase (Decrease) in Net Assets	(207)	(91,923)	658	(2,418)

Net Assets
Beginning of period	6,871	98,794	9,100	11,518

End of period	$6,664	$6,871	$9,758	$9,100

Undistributed (overdistributed) net investment income included in net assets	$25	$41	$—	$—

See accompanying notes which are an integral part of the financial statements.

66	Statements of Changes in Net Assets

Tuckerman Active REIT Fund		IAM SHARES Fund		Enhanced Small Cap Fund
2011	2010	2011	2010	2011	2010

$811	$1,609	$2,412	$2,197	$215	$175
4,824	4,041	573	(419)	5,993	2,356
4,781	11,911	20,208	3,120	1,593	(169)

10,416	17,561	23,193	4,898	7,801	2,362

(944)	(1,995)	(2,430)	(2,041)	(155)	(228)

(944)	(1,995)	(2,430)	(2,041)	(155)	(228)

(11,075)	(31,339)	2,652	2,118	(6,465)	(3,318)

(1,603)	(15,773)	23,415	4,975	1,181	(1,184)

59,738	75,511	128,928	123,953	26,130	27,314

$58,135	$59,738	$152,343	$128,928	$27,311	$26,130

$9	$141	$684	$702	$209	$155

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	67

SSgA
Equity Funds

Statements of Changes in Net Assets, continued — For the Periods Ended August 31,

	Directional Core Equity Fund
Amounts in thousands	2011	2010

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$(11)	$(22)
Net realized gain (loss)	444	402
Net change in unrealized appreciation (depreciation)	100	(415)

Net increase (decrease) in net assets from operations	533	(35)

Distributions
From net investment income
Institutional Class	—	—

Net decrease in net assets from distributions	—	—

Share Transactions
Net increase (decrease) in net assets from share transactions	(2,241)	(1,367)

Total Net Increase (Decrease) in Net Assets	(1,708)	(1,402)

Net Assets
Beginning of period	3,773	5,175

End of period	$2,065	$3,773

Undistributed (overdistributed) net investment income included in net assets	$—	$—

See accompanying notes which are an integral part of the financial statements.

68	Statements of Changes in Net Assets

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SSgA
Equity Funds

Financial Highlights — For the Periods Ended
For a Share Outstanding Throughout Each Period.

	$	$	$	$	$	$
	Net Asset Value,	Net	Net Realized	Total	Distributions	Distributions
	Beginning of	Investment	and Unrealized	from Investment	from Net	from Net
	Period	Income (Loss)(a)	Gain (Loss)	Operations	Investment Income	Realized Gain
Disciplined Equity Fund

August 31, 2011	7.79	.14	1.42	1.56	(.15)	—
August 31, 2010	7.72	.11	.07	.18	(.11)	—
August 31, 2009	9.99	.17	(2.25)	(2.08)	(.19)	—
August 31, 2008	11.83	.19	(1.85)	(1.66)	(.18)	—
August 31, 2007	10.38	.16	1.46	1.62	(.17)	—

Small Cap Fund

Institutional Class
August 31, 2011	15.80	(.05)	5.14	5.09	—	—
August 31, 2010	15.31	(.02)	.51	.49	—	—
August 31, 2009	22.14	(.06)	(6.77)	(6.83)	—	—
August 31, 2008	30.06	(.08)	(4.75)	(4.83)	(.03)	(3.06)
August 31, 2007	29.32	.03	2.24	2.27	—	(1.53)

Class R
August 31, 2011	15.70	(.12)	5.11	4.99	—	—
August 31, 2010	15.22	(.03)	.51	.48	—	—
August 31, 2009	21.99	(.03)	(6.74)	(6.77)	—	—
August 31, 2008	29.87	(.11)	(4.71)	(4.82)	—	(3.06)
August 31, 2007	29.28	(.14)	2.26	2.12	—	(1.53)

Tuckerman Active REIT Fund

August 31, 2011	9.49	.14	1.60	1.74	(.16)	—
August 31, 2010	7.48	.21	2.06	2.27	(.26)	—
August 31, 2009	14.00	.28	(5.80)	(5.52)	(.27)	(.73)
August 31, 2008	19.58	.26	(1.31)	(1.05)	(.24)	(4.29)
August 31, 2007	20.55	.19	.50	.69	(.27)	(1.39)

IAM SHARES Fund

August 31, 2011	8.07	.15	1.30	1.45	(.15)	—
August 31, 2010	7.88	.14	.18	.32	(.13)	—
August 31, 2009	9.89	.17	(1.99)	(1.82)	(.19)	—
August 31, 2008	11.37	.19	(1.49)	(1.30)	(.18)	—
August 31, 2007	9.98	.17	1.39	1.56	(.17)	—

Enhanced Small Cap Fund

August 31, 2011	7.95	.07	2.17	2.24	(.05)	—
August 31, 2010	7.42	.05	.54	.59	(.06)	—
August 31, 2009	10.01	.06	(2.56)	(2.50)	(.09)	—
August 31, 2008	11.79	.08	(1.38)	(1.30)	(.06)	(.42)
August 31, 2007	11.72	.10	.77	.87	(.04)	(.76)

Directional Core Equity Fund

August 31, 2011	8.91	(.04)	1.29	1.25	—	—
August 31, 2010	9.15	(.04)	(.20)	(.24)	—	—
August 31, 2009	10.14	(.04)	(.75)	(.79)	(.20)	—
August 31, 2008	12.09	.09	(1.90)	(1.81)	(.14)	—
August 31, 2007	11.54	.20	.56	.76	(.09)	(.12)

(a)	Average daily shares outstanding were used for this calculation.
(b)	The annualized net expense ratio is 1.60% not including the dividends from securities sold short as contractually agreed by the Advisor.
(c)	May reflect amounts waived and/or reimbursed by the investment advisor and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less than .005% per share.

See accompanying notes which are an integral part of the financial statements.

70	Financial Highlights

				%		%	%
	$		$	Ratio of Expenses		Ratio of Expenses	Ratio of Net
$	Net Asset Value,	%	Net Assets,	to Average		to Average	Investment Income	%
Total	End of	Total	End of Period	Net Assets,		Net Assets,	to Average	Portfolio
Distributions	Period	Return	(000)	Net(c)		Gross	Net Assets(c)	Turnover Rate

(.15)	9.20	20.08	6,664	.65		3.12	1.47	64
(.11)	7.79	2.26	6,871	.82		.89	1.29	83
(.19)	7.72	(20.56)	98,794	.63		.63	2.47	118
(.18)	9.99	(14.13)	150,365	.51		.51	1.69	70
(.17)	11.83	15.66	248,028	.45		.45	1.38	53

—	20.89	32.22	9,115	1.25		3.38	(.24)	179
—	15.80	3.20	8,562	1.53		3.36	(.10)	240
—	15.31	(30.85)	10,906	1.81		2.70	(.39)	235
(3.09)	22.14	(17.93)	25,927	1.38		1.38	(.35)	159
(1.53)	30.06	7.70	105,292	1.11		1.11	.08	125

—	20.69	31.78	643	1.60		3.86	(.59)	179
—	15.70	3.15	538	1.60		3.87	(.16)	240
—	15.22	(30.79)	612	1.60		3.18	(.21)	235
(3.06)	21.99	(18.05)	1,027	1.60		1.86	(.49)	159
(1.53)	29.87	7.18	1,375	1.60		1.68	(.45)	125

(.16)	11.07	18.41	58,135	1.00		1.26	1.29	12
(.26)	9.49	30.77	59,738	1.00		1.31	2.46	36
(1.00)	7.48	(39.82)	75,511	1.00		1.29	3.88	55
(4.53)	14.00	(6.47)	158,284	1.00		1.10	1.73	35
(1.66)	19.58	2.98	136,286	1.00		1.06	.89	32

(.15)	9.37	17.99	152,343	.48		.48	1.54	—
(.13)	8.07	4.01	128,928	.53		.53	1.62	2
(.19)	7.88	(18.15)	123,953	.54		.54	2.39	5
(.18)	9.89	(11.52)	199,951	.46		.46	1.80	2
(.17)	11.37	15.74	229,937	.45		.45	1.56	6

(.05)	10.14	28.19	27,311	.75		1.44	.69	57
(.06)	7.95	8.01	26,130	.75		1.58	.62	77
(.09)	7.42	(24.91)	27,314	.75		1.48	.85	101
(.48)	10.01	(11.54)	41,988	.75		1.09	.78	93
(.80)	11.79	7.49	42,724	.75		1.15	.81	49

—	10.16	14.03	2,065	1.88(b	)	7.12	(.36)	141
—	8.91	(2.62)	3,773	1.94(b	)	5.53	(.47)	197
(.20)	9.15	(7.63)	5,175	1.85(b	)	4.39	(.52)	185
(.14)	10.14	(15.10)	9,849	1.86(b	)	2.74	.79	114
(.21)	12.09	6.65	41,815	1.72(b	)	2.16	1.59	185

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	71

SSgA
Equity Funds

Notes to Financial Statements — August 31, 2011

1.	Organization

The SSgA Funds (the “Investment Company”) is a series mutual fund, comprised of 20 investment portfolios that were in operation as of August 31, 2011. These financial statements report on six funds: the SSgA Disciplined Equity Fund, SSgA Small Cap Fund, SSgA Tuckerman Active REIT Fund, SSgA IAM SHARES Fund, SSgA Enhanced Small Cap Fund and SSgA Directional Core Equity Fund, each a “Fund” and collectively referred to as the “Funds,” each of which has distinct investment objectives and strategies. Each Fund is an open-end management investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a First Amended and Restated Master Trust Agreement, dated October 13, 1993, as amended (the “Agreement”). The Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

Effective July 31, 2003, the Small Cap Fund began offering Class R shares. Class R shares may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the Investment Company to offer shares. The third party may be a retirement plan administrator, bank, broker or advisor.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy, for each major category of assets and liabilities that segregates fair value measurements into levels (Level 1, 2, and 3). In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Inputs using quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

•	Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are non-active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange traded funds and derivatives that are traded on a national securities exchange are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, bank notes and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable, such as issuer details, interest rates, yield curves, prepayment speeds, credit

72	Notes to Financial Statements

SSgA
Equity Funds

Notes to Financial Statements, continued — August 31, 2011

risks/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows of each tranche, market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in privately held investment funds are valued based upon the Net Asset Value (“NAV”) of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term instruments purchased by the Funds and maturing within 60 days of the time of purchase are valued at “amortized cost” unless the Board determines that amortized cost does not represent fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Financial over-the-counter derivative instruments are instruments such as foreign currency contracts, futures contracts, options contracts, or swap agreements that derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Events or circumstances affecting the values of fund securities that occur between the closing of the principal markets on which they trade and the time the NAV of fund shares is determined may be reflected in the Investment Company’s calculation of NAVs for each applicable fund when the Investment Company deems that the particular event or circumstance would materially affect such fund’s NAV. Funds that invest primarily in frequently traded exchange-listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security’s fair value, as determined in accordance with Fair Value Procedures adopted by the Board. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Although there are observable inputs assigned on a security level, prices are derived from factors using proprietary models or matrix pricing. For this reason, significant events will cause movement between Levels 1 and 2. Funds that invest in low-rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed; (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Funds calculate their NAV; (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Funds calculate their NAV; (4) a security’s price has remained unchanged over an extended period of time (often referred to as a “stale price”), or (5) State Street Bank and Trust Company (the “Custodian”), or Russell Fund Services Company (the “Administrator”), determines that a market quotation is inaccurate.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

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The NAV of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares, since foreign securities can trade on non-business days.

Level 3 Trading Assets and Trading Liabilities, at Fair Value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes).

When fair valuation methods are applied that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons action at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Fund.

The levels associated with valuing the Funds’ investments for the period ended August 31, 2011 are disclosed in the Presentation of Portfolio Holdings following the Schedules of Investments.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of identified cost.

Investment Income

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded daily on the accrual basis.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (losses) of the other Funds.

It is each Fund’s intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986, as amended. This requires each Fund to distribute all of its taxable income and capital gains. Therefore, the Funds paid no federal income taxes and no federal income tax provision was required for the Funds.

Each Fund files a U.S. tax return. At August 31, 2011, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statue of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ended August 31, 2008 through August 31, 2010, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

74	Notes to Financial Statements

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At August 31, 2011, the following Funds had net tax basis capital loss carryforwards, which may be applied against any realized net taxable gains in each succeeding year or until their expiration dates, whichever occurs first:

	Expiration Year
	8/31/2012	8/31/2013	8/31/2014	8/31/2015	8/31/2016	8/31/2017	8/31/2018	8/31/2019	Total
Disciplined Equity Fund	$19,079,922	$—	$—	$—	$—	$13,892,182	$13,459,059	$—	$46,431,163
Small Cap Fund	$—	$—	$—	$—	$—	$15,554,002	$6,490,926	$—	$22,044,928
Tuckerman Active REIT Fund	$—	$—	$—	$—	$—	$3,207,150	$27,044,611	$—	$30,251,761
IAM SHARES Fund	$1,396,175	$859,207	$—	$—	$2,796,414	$1,248,239	$17,638,415	$413,776	$24,352,226
Enhanced Small Cap Fund	$—	$—	$—	$—	$—	$255,751	$7,577,486	$—	$7,833,237
Directional Core Equity Fund	$—	$—	$—	$—	$224,060	$2,601,456	$670,141	$—	$3,495,657

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of August 31, 2011, the Funds’ aggregate cost of investments and the comparison of unrealized appreciation and depreciation of investment securities for federal income tax purposes are as follows:

			Tuckerman
	Disciplined	Small	Active	IAM	Enhanced	Directional Core
	Equity Fund	Cap Fund	REIT Fund	SHARES Fund	Small Cap Fund	Equity Fund
Cost of Investments for Tax Purposes	$6,960,448	$11,688,841	$48,384,521	$155,050,859	$24,605,319	$2,257,565

Gross Tax Unrealized Appreciation	1,169,409	1,060,482	24,814,831	42,547,380	4,708,262	228,686
Gross Tax Unrealized Depreciation	(140,039)	(690,246)	(728,946)	(29,083,494)	(1,969,399)	(77,348)

Net Tax Unrealized Appreciation (Depreciation)	$1,029,370	$370,236	$24,085,885	$13,463,886	$2,738,863	$151,338

Components of Distributable Earnings
Undistributed Ordinary Income	$25,381	$—	$8,565	$642,767	$208,927	$—
(Capital Loss Carryforward)	$(46,431,163)	$(22,044,928)	$(30,251,761)	$(24,352,226)	$(7,833,237)	$(3,495,657)
Tax Composition of Distributions
Ordinary Income	$123,430	$—	$944,086	$2,429,807	$154,888	$—

Dividends and Distributions to Shareholders

Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid on the following frequency:

Disciplined Equity Fund	Quarterly
Small Cap Fund	Annually
Tuckerman Active REIT Fund	Monthly
IAM SHARES Fund	Quarterly
Enhanced Small Cap Fund	Annually
Directional Core Equity Fund	Annually

Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. The amount and

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character of income and gains to be distributed are determined in accordance with federal tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes. These differences relate primarily to investments in certain securities sold at a loss. Permanent differences between book and tax accounting are reclassified to paid-in capital.

Expenses

Most expenses can be directly attributed to a Fund. Expenses of the Investment Company which cannot be directly attributed to a Fund are allocated among all Funds of the Investment Company based principally on their relative average net assets.

The Small Cap Fund offers Class R Shares. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Derivatives

To the extent permitted by the investment objective, restrictions and policies set forth in each Fund’s Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Funds’ use of derivatives includes exchange-traded futures. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment objectives.

The Funds typically use derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of options and futures to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances. Hedging is used by the Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist in meeting the Funds’ investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk, counterparty risk, interest rate risk and credit risk.

The fair values of the Funds Derivative Instruments as shown on the Statements of Assets and Liabilities, categorized by risk exposure for the period ended August 31, 2011 were as follows:

(Amounts in thousands)
	IAM	Enhanced
	SHARES Fund	Small Cap Fund
Derivatives not accounted for as hedging instruments	Equity Contracts	Equity Contracts
Location
Statement of Assets and Liabilities — Assets
Daily variation margin on futures contracts*	$—	$3

Location
Statement of Assets and Liabilities — Liabilities
Daily variation margin on futures contracts*	$164	$—

*	Includes cumulative appreciation (depreciation) of futures contracts as reported in Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets & Liabilities.

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The effects of Derivative Instruments on the Statements of Operations for the period ended August 31, 2011 were as follows:

(Amounts in thousands)
	Disciplined	IAM	Enhanced
	Equity Fund	SHARES Fund	Small Cap Fund
Derivatives not accounted for as hedging instruments	Equity Contracts	Equity Contracts	Equity Contracts
Location
Statement of Operations — Net realized gain (loss)
Futures contracts	$8	$652	$90

Location
Statement of Operations — Net change in unrealized appreciation (depreciation)
Futures contracts	$—	$(57)	$14

For the period ended August 31, 2011, the Funds’ quarterly holdings of futures contracts were as follows:

	Number of Futures Contracts Outstanding
	Disciplined	IAM	Enhanced
Quarter Ended	Equity Fund	SHARES Fund	Small Cap Fund
November 30, 2010	1	12	—
February 28, 2011	1	12	1
May 31, 2011	1	11	1
August 31, 2011	—	11	5

Futures Contracts

The Funds are currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as the variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains (losses) are recognized. As of August 31, 2011, the Enhanced Small Cap Fund had a $41,250 cash collateral balance held in connection with futures contracts purchased (sold).

Short Sales

The Directional Core Equity Fund may enter into short sale transactions. In a short sale, the seller sells a security that it does not own, typically a security borrowed from a broker or dealer. Because the seller remains liable to return the underlying security that it borrowed from the broker or dealer, the seller must purchase the security prior to the date on which delivery to the broker or dealer is required. As a result, the Fund will engage in short sales only where the Advisor believes the value of the security will decline between the date of the sale and the date the Fund is required to return the borrowed security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The making of short sales exposes the Fund to the risk of liability for the market value of the security that is sold (the amount of which the liability increases as the market value of the underlying security increases), in addition to the costs associated with establishing, maintaining and closing out the short position. Although the Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. When engaging in short sales, the Fund may be required to pledge assets to the broker or take other action to cover its obligation, which has the practical effect of limiting the amount of leverage that can be created through this investment.

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Guarantees

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

3.	Investment Transactions

Securities

For the period ended August 31, 2011, purchases and sales of investment securities, excluding short-term investments, short sales and futures contracts were as follows:

	Purchases	Sales
Disciplined Equity Fund	$4,731,991	$6,277,857
Small Cap Fund	18,866,152	21,067,727
Tuckerman Active REIT Fund	7,751,013	18,420,400
IAM SHARES Fund	3,315,211	451,504
Enhanced Small Cap Fund	17,247,905	23,009,170
Directional Core Equity Fund	4,428,702	6,659,949

Securities Lending

The Investment Company participates in a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets. Each Fund receives cash (U.S. currency), U.S. Government, U.S. Government agency obligations or foreign government securities as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral must be invested by State Street Bank and Trust Company (“State Street,” the lending agent and an affiliate of the Advisor) in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on a lending Fund’s statement of assets and liabilities along with the related obligation to return the collateral. At year end, all such cash collateral was invested in the State Street Navigator Securities Prime Lending Portfolio, a money market fund affiliated with the Advisor.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as securities lending income for the Funds. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders’ fees, which are divided between the Fund and State Street and are recorded as security lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Funds, and any additional required collateral is delivered to the Funds the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery or loss of rights in the securities loaned or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

As of August 31, 2011, the non-cash collateral received for the securities on loan was as follows:

	Non-Cash
	Collateral Value	Non-Cash Collateral Holding
Tuckerman Active REIT Fund	$291,128	Pool of U.S. Government and Foreign Government Bonds

4.	Related Party Transactions, Fees and Expenses

Advisor and Affiliates

The Advisor manages the Funds pursuant to an Investment Advisory Agreement dated May 1, 2001, as amended, between the Investment Company and the Advisor. The Advisor is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Tuckerman Group, LLC serves as the investment sub-advisor (the “Sub-Advisor”) for the Tuckerman

78	Notes to Financial Statements

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Active REIT Fund. The Advisor provides reporting, operational compliance and general oversight services with respect to the investment advisory services of the Sub-Advisor. The Advisor and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street Corporation and its affiliated companies. The Advisor directs the investments of the Funds in accordance with their investment objectives, policies, and limitations. For these services, each Fund pays a fee to the Advisor, calculated daily and paid monthly, at the following annual rates of their average daily net assets:

Funds	%
Disciplined Equity	0.25
Small Cap	0.75
Tuckerman Active REIT	0.65
IAM SHARES	0.25
Enhanced Small Cap	0.45
Directional Core Equity	1.25

If the total expenses of the Institutional Class are above its cap, the Advisor will waive its advisory fee for both Institutional and Class R in an equal amount to reduce the total expenses to the level of the cap in effect for the Institutional Class. If thereafter the total expenses for Class R remain above the total expense cap in effect for Class R, then State Street Global Markets, LLC (the “Distributor”), a wholly-owned subsidiary of State Street Corporation, will waive up to 0.70% of the average daily net assets of the distribution (12b-1) and service fee to further reduce the total expenses of Class R to the level of its cap. If after waiving the full 0.70% of the average daily net assets of Class R and Class R remains above the total expense cap, then the Advisor will reimburse Class R for all expenses to the level of the cap. If only Class R is above its respective expense cap, then the Distributor will waive up to 0.70% of the average daily net assets of distribution (12b-1) and service fees.

The Advisor has contractually agreed to waive up to the full amount of the Disciplined Equity Fund’s advisory fees and to reimburse the Fund for all expenses in excess of 0.65% of its average daily net assets on an annual basis until December 31, 2011 (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees). The total amount of waiver for the period ended August 31, 2011 was $18,543. The total amount of reimbursement for the period ended August 31, 2011 was $164,333.

The Advisor has contractually agreed to waive up to the full amount of the Small Cap Fund’s advisory fees and to reimburse the Institutional Class and Class R for all expenses in excess of 1.25% and 1.60%, respectively, of each class’ average daily net assets on an annual basis until December 31, 2011 (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees). The total amount of waiver for the period ended August 31, 2011 was $74,398 for the Institutional Class and $5,676 for Class R. The total amount of distribution fee waiver for Class R for the period ended August 31, 2011 was $934. The total amount of reimbursement for the period ended August 31, 2011 was $137,027 for the Institutional Class and $10,457 for Class R.

The Advisor has contractually agreed to waive up to the full amount of the Tuckerman Active REIT Fund’s advisory fees and to reimburse the Fund for all expenses in excess of 1.00% of its average daily net assets on an annual basis until December 31, 2011 (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees). The total amount of waiver for the period ended August 31, 2011 was $163,083. There was no reimbursement for the period ended August 31, 2011.

The Advisor has contractually agreed to waive up to the full amount of the IAM SHARES Fund’s advisory fees and to reimburse the Fund for all expenses in excess of 0.65% of its average daily net assets on an annual basis until December 31, 2011 (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees). There were no waivers or reimbursements for the period ended August 31, 2011.

The Advisor has contractually agreed to waive up to the full amount of the Enhanced Small Cap Fund’s advisory fees and to reimburse the Fund for all expenses in excess of 0.75% of its average daily net assets on an annual basis until December 31, 2011 (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees). The total amount of waiver for the period ended August 31, 2011 was $139,076. The total amount of reimbursement for the period ended August 31, 2011 was $74,671.

The Advisor has contractually agreed to waive up to the full amount of the Directional Core Equity Fund’s advisory fees and to reimburse the Fund for all expenses in excess of 1.60% of its average daily net assets on an annual basis until December 31, 2011 (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees and dividends and interest on

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securities sold short). The total amount of the waiver for the period ended August 31, 2011 was $39,378. The total amount of reimbursement for the period ended August 31, 2011 was $125,075.

The Advisor does not have the ability to recover amounts waived or reimbursed from prior periods.

The Investment Company also has a contract with State Street to provide custody and fund accounting services to the Funds. For these services, the Funds pay State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses.

The Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds’ objectives) in the SSgA Prime Money Market Fund (“Central Fund”) (a series of the Investment Company not presented herein). Shares of the Central Fund sold to and redeemed from any participating fund will not be subject to a redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a participating fund are subject to any such distribution or service fee, the Advisor will waive its advisory fee for each participating fund in an amount that offsets the amount of such distribution and/or service fees incurred by the participating fund. As of August 31, 2011, $3,366,811 of the Central Fund’s net assets represents investments by these Funds, and $12,138,952 represents the investments of other Investment Company Funds not presented herein.

Amounts related to investments in the Central Fund during the period ended August 31, 2011 were as follows:

		Purchases	Sales	Realized	Income
Funds	Value	Cost	Cost	Gain (Loss)	Distributions
Disciplined Equity Fund	$3,132	$1,074,308	$1,087,114	$—	$51
Small Cap Fund	100	2,676,481	2,808,643	—	114
Tuckerman Active REIT Fund	157,582	12,214,296	13,108,960	—	244
IAM SHARES Fund	2,599,749	6,214,972	5,801,612	—	3,569
Enhanced Small Cap Fund	333,623	5,696,261	5,865,131	—	376
Directional Core Equity Fund	272,625	2,552,894	2,436,231	—	390

Effective September 1, 2006, the Advisor has voluntarily agreed to waive a portion of certain Funds’ advisory fee equal to the advisory fee paid by certain Funds to the Central Fund. In addition, if Central Fund shares sold to and/or redeemed from a participating fund are subject under a 12b-1 Plan to any distribution fee or service fee, the Advisor will waive its advisory fee for each participating Fund, in an amount that offsets the amount of such fee incurred by the participating Fund. For the period ended August 31, 2011, the total advisory fees waived were as follows:

Amounts
Disciplined Equity Fund	$57
Small Cap Fund	130
Tuckerman Active REIT Fund	257
IAM SHARES Fund	3,994
Enhanced Small Cap Fund	435
Directional Core Equity Fund	462

Boston Financial Data Services (“BFDS”) a joint venture of DST Systems, Inc. and State Street Corporation, serves as transfer, dividend paying, and shareholder servicing agent to the Funds. For these services, the Funds pay annual account services fees, activity based fees, charges related to compliance and regulatory services and a minimum fee of $200 for each Fund.

In addition, the Funds have entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds’ expenses. During the period, the Funds’ custodian fees were reduced by the following amounts under these arrangements:

Amounts
Small Cap Fund	$2
Tuckerman Active REIT Fund	1
IAM SHARES Fund	3
Enhanced Small Cap Fund	1

80	Notes to Financial Statements

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Securities Lending

For the period September 1, 2010 through August 31, 2011, State Street earned securities lending agent fees as follows:

Agent
Fees Earned
Disciplined Equity Fund	$220
Small Cap Fund	1,066
Tuckerman Active REIT Fund	3,750
IAM SHARES Fund	6,351

Administrator

Russell Fund Services Company (“RFSC” or the “Administrator”) serves as the Investment Company’s Administrator, pursuant to an administration agreement dated January 1, 2008 (the “Administration Agreement”). Under the Administration Agreement, the Administrator supervises certain administrative aspects of the Investment Company’s operations. The Investment Company pays the Administrator an annual fee, payable monthly on a pro rata basis. RFSC is a wholly owned subsidiary of Russell Investment Management Company (“RIMCo”). The annual fee is based on the following percentages of the average daily net assets of the Funds described in this report: $0 to $2 billion — 0.0315%; over $2 billion — 0.029%. In addition, the Administrator charges a flat fee of $30,000 per year per Fund with less than $500 million in assets under management. In addition, the Funds reimburse the Administrator for out-of-pocket expenses.

Distributor and Shareholder Servicing

The Investment Company has adopted a distribution agreement dated March 1, 2002, as amended, between the Investment Company and the Distributor to promote and offer shares of the Investment Company. The Distributor may enter into agreements with other related and non-related parties. The amounts paid to the Distributor are included in the accompanying Statements of Operations.

Institutional Class

The Investment Company has adopted a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under the Plan, the Investment Company is authorized to make payments to the Distributor, or any shareholder servicing agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

Each Fund has a shareholder servicing agreement with State Street and the following entities related to State Street: State Street Global Markets LLC (“Global Markets”), Fiduciary Investors Services Division of State Street (“Fiduciary Investors Services”) and High Net Worth Services Division of State Street (“High Net Worth Services”) (collectively, the “Agents”), as well as several unaffiliated services providers. For these services, each Institutional Class pays 0.025% to State Street, and a maximum of 0.175% to each of the other named affiliated Agents, based upon the average daily value of all Institutional Class shares held by or for customers of these Agents. For the period ended August 31, 2011, each Institutional Class paid the following shareholder servicing expenses to the Agents:

		Global
	State Street	Markets
Disciplined Equity Fund	$1,854	$858
Small Cap Fund	2,480	773
Tuckerman Active REIT Fund	15,674	693
IAM SHARES Fund	39,117	35
Enhanced Small Cap Fund	7,727	—
Directional Core Equity Fund	788	—

The Institutional Class did not incur any expenses from Fiduciary Investors Services or High Net Worth Services during the period.

Notes to Financial Statements	81

SSgA
Equity Funds

Notes to Financial Statements, continued — August 31, 2011

The combined distribution and shareholder servicing payments shall not exceed 0.25% of the average daily value of net assets of the Institutional Class on an annual basis. The shareholder servicing payments shall not exceed 0.20% of the average daily value of net assets of the Institutional Class on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the Plan is in effect. The class’ responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Board or a majority of the class’ shareholders have the right, however, to terminate the Plan and all payments thereunder at any time. The Institutional Class will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Plan’s termination or discontinuation.

Class R

The Investment Company has adopted a distribution plan for the Class R Shares pursuant to Rule 12b-1 (the “R Plan”) under the 1940 Act. Under the R Plan, each Fund pays the Distributor a fee not to exceed 0.70% of the fund’s average net value per year, for distribution, shareholder and administrative services provided to the Fund by the Distributor and financial intermediaries.

The Distributor pays the financial intermediaries for shareholder and administrative services provided to a Fund out of the fee the Distributor receives from the Fund. Fees paid to the financial intermediaries providing shareholder and administrative services to a Fund are not permitted by the R Plan to exceed 0.65% of the Fund’s average net asset value per year. Payments to the Distributor for distribution and shareholder services to a Fund are not permitted by the R plan to exceed 0.05% of the Funds’ average daily net assets per year. Any payments that are required to be made to the Distributor or financial intermediaries that cannot be made because of the limitations contained in the R Plan may be carried forward and paid in the following two fiscal years so long as the R Plan is in effect.

Under the R Plan, the Funds have adopted a distribution agreement with the Distributor. For these services, Class R pays the Distributor 0.05% of the daily net asset value. For the period ended August 31, 2011, the Small Cap Fund paid $378.

Board of Trustees

The Investment Company paid each trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for Board and committee meetings attended. These expenses are allocated among all of the Funds of the Investment Company, except for the Life Solutions Funds, based upon their relative net assets.

Accrued fees payable to affiliates and trustees as of August 31, 2011 were as follows:

			Tuckerman
	Disciplined	Small	Active	IAM	Enhanced	Directional Core
	Equity Fund	Cap Fund	REIT Fund	SHARES Fund	Small Cap Fund	Equity Fund
Advisory fees	$1,344	$6,045	$31,291	$31,399	$10,053	$2,228
Administration fees	2,735	2,850	4,057	6,549	2,991	2,560
Custodian Fees	3,233	6,657	4,478	3,985	8,022	3,163
Distribution fees	1,148	1,190	14,137	5,289	6,310	470
Shareholder servicing fees	207	1,752	1,855	3,148	563	8,009
Transfer agent fees	11,500	21,985	15,582	10,765	10,708	9,330
Trustee fees	2,475	2,051	2,356	2,696	2,139	2,032

	$22,642	$42,530	$73,756	$63,831	$40,786	$27,792

82	Notes to Financial Statements

SSgA
Equity Funds

Notes to Financial Statements, continued — August 31, 2011

5.	Fund Share Transactions

	(amounts in thousands)
	For the Fiscal Years Ended August 31,
	2011		2010
Disciplined Equity Fund	Shares	Dollars	Shares	Dollars
Proceeds from shares sold	19	$180	119	$975
Proceeds from reinvestment of distributions	14	120	153	1,221
Payments for shares redeemed	(190)	(1,761)	(12,190)	(101,375)

Total net increase (decrease)	(157)	$(1,461)	(11,918)	$(99,179)

Small Cap Fund

Institutional Class
Proceeds from shares sold	48	$1,049	44	$710
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(154)	(3,119)	(215)	(3,594)

	(106)	(2,070)	(171)	(2,884)

Class R
Proceeds from shares sold	17	347	11	176
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(20)	(439)	(17)	(277)

	(3)	(92)	(6)	(101)

Total net increase (decrease)	(109)	$(2,162)	(177)	$(2,985)

Tuckerman Active REIT Fund

Proceeds from shares sold	953	$10,363	1,387	$11,977
Proceeds from reinvestment of distributions	88	936	237	1,979
Payments for shares redeemed	(2,082)	(22,374)	(5,424)	(45,295)

Total net increase (decrease)	(1,041)	$(11,075)	(3,800)	$(31,339)

IAM SHARES Fund

Proceeds from shares sold	76	$722	48	$411
Proceeds from reinvestment of distributions	259	2,429	246	2,041
Payments for shares redeemed	(51)	(499)	(40)	(334)

Total net increase (decrease)	284	$2,652	254	$2,118

Enhanced Small Cap Fund

Proceeds from shares sold	301	$2,987	435	$3,554
Proceeds from reinvestment of distributions	17	155	29	229
Payments for shares redeemed	(911)	(9,607)	(858)	(7,101)

Total net increase (decrease)	(593)	$(6,465)	(394)	$(3,318)

Directional Core Equity Fund
Proceeds from shares sold	15	$159	95	$908
Proceeds from reinvestment of distributions	—	—	—	—
Payments for shares redeemed	(235)	(2,400)	(237)	(2,275)

Total net increase (decrease)	(220)	$(2,241)	(142)	$(1,367)

Notes to Financial Statements	83

SSgA
Equity Funds

Notes to Financial Statements, continued — August 31, 2011

6.	Interfund Lending Program

The Funds participate in a joint lending and borrowing facility. Portfolios of the Funds may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund’s fundamental investment limitations. The SSgA Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in a lost investment opportunity or additional borrowing costs. For the period ended August 31, 2011, the Funds did not utilize the Interfund Lending Program.

7.	Dividends

On September 1, 2011, the Funds declared the following dividends from net investment income payable on September 8, 2011 to shareholders of record on September 2, 2011.

Net Investment
Income
Disciplined Equity Fund	$0.0361
Tuckerman Active REIT Fund	0.0175
IAM SHARES Fund	0.0399

On October 3, 2011, the Funds declared the following dividends from net investment income payable on October 7, 2011 to shareholders of record October 4, 2011.

Net Investment
Income
Tuckerman Active REIT Fund	$0.0343

8.	Market, Credit and Counterparty Risk

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit risk). The value of securities held by each Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by each Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Funds’ Statements of Assets and Liabilities.

9.	Subsequent Events

Management has evaluated events and transactions that may have occurred since August 31, 2011, through the date the financial statements were issued, that would merit recognition or additional disclosure in the financial statements. During this review nothing was discovered which would require disclosure within the financial statements.

84	Notes to Financial Statements

SSgA
Equity Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the SSgA Funds and Shareholders of the SSgA Disciplined Equity Fund, SSgA Small Cap Fund, SSgA Tuckerman Active REIT Fund, SSgA IAM SHARES Fund, SSgA Directional Core Equity Fund, and SSgA Enhanced Small Cap Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SSgA Disciplined Equity Fund, SSgA Small Cap Fund, SSgA Tuckerman Active REIT Fund, SSgA IAM SHARES Fund, SSgA Directional Core Equity Fund, and SSgA Enhanced Small Cap Fund (the “Funds”) (six of the funds comprising the SSgA Funds) as of August 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 28, 2011

Report of Independent Registered Public Accounting Firm	85

SSgA
Equity Funds

Tax Information — August 31, 2011(Unaudited)

The Funds paid distributions from long-term capital gains during their taxable year ended August 31, 2011 as follows:

Disciplined Equity Fund	$0
Small Cap Fund	$0
Tuckerman Active REIT Fund	$0
IAM SHARES Fund	$0
Enhanced Small Cap Fund	$0
Directional Core Equity Fund	$0

The Funds designate dividends earned during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Disciplined Equity Fund	90.8%
Small Cap Fund	0.0%
Tuckerman Active REIT Fund	0.0%
IAM SHARES Fund	100.0%
Enhanced Small Cap Fund	100.0%
Directional Core Equity Fund	0.0%

For the tax year ended August 31, 2011, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011.

Please consult a tax advisor for questions about federal or state income tax laws.

86	Tax Information

SSgA
Equity Funds

Basis for Approval of Investment Advisory Contracts (Unaudited)

Approval of Investment Advisory Agreement

Overview of the Contract Review Process

[1]	(

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment advisor or sub-advisor may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of those trustees who are not “interested persons” of the fund (commonly referred to as the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Board of Trustees (the “Board”) of the SSgA Funds (the “Trust”), including a majority of the Independent Trustees of the Trust, met on March 21, 2011 and on April 20 and 21, 2011 to consider proposals to approve, with respect to each portfolio series of the Trust (each, a “Fund” and collectively, the “Funds”), continuation of the investment advisory agreement (the “Advisory Agreement”) with SSgA Funds Management, Inc. (the “Advisor”) and, with respect to the SSgA Tuckerman Active REIT Fund, the subadvisory agreement (the “Subadvisory Agreement”) with The Tuckerman Group, LLC (the “Subadvisor”). Prior to voting on these proposals, the Board reviewed information furnished by the Advisor, the Subadvisor and others reasonably necessary to permit the Board to evaluate the proposals fully. Such information included, among other things, the following:

Information about Performance, Expenses and Fees

•  A report prepared by an independent provider of investment company data, which includes for each Fund:

○	Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended December 31, 2010, as applicable, to the performance of an appropriate benchmark for the Fund and a universe of other mutual funds with similar investment objectives and policies;

○	Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent data provider;

○	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five years, as applicable; and

○	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•	Comparative information concerning fees charged by the Advisor and Subadvisor for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds; and

•	Profitability analyses for the Advisor and its affiliates with respect to each Fund.

(1 Over the course of more than 20 years, the Independent Trustees have identified numerous relevant issues, factors and concerns (“issues, factors and concerns”) that they consider each year in connection with the proposed continuation of the advisory and sub-advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the “annual review process”). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the “special meeting”). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management responds to such comments and questions to the satisfaction of the Independent Trustee before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

Basis for Approval of Investment Advisory Contracts	87

SSgA
Equity Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

Information about Portfolio Management

•	Descriptions of the investment management services provided by the Advisor and Subadvisor, including their investment strategies and processes;

•	Information concerning the allocation of brokerage and the benefits received by the Advisor as a result of brokerage allocation, including information concerning the acquisition of any research through “soft dollar” benefits received in connection with the Funds’ brokerage; and

•	Information regarding the procedures and processes used to value the assets of the Funds and the assistance provided to the administrator of the Funds by the Advisor in monitoring the effectiveness of such procedures and processes.

Information about the Advisor and Subadvisor

•	Reports detailing the financial results and condition of the Advisor and its affiliates;

•	Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Funds;

•	A copy of the Code of Ethics adopted by the Advisor and Subadvisor, together with information relating to compliance with and the administration of such Code;

•	A copy of the Advisor’s proxy voting policies and procedures;

•	Information concerning the resources devoted by the Advisor to overseeing compliance by the Funds and their service providers, including the Advisor’s record of compliance with investment policies and restrictions and other operating policies of the Funds; and

•	A description of the business continuity and disaster recovery plans of the Advisor.

Other Relevant Information

•	Information concerning the nature, quality and cost of various non-investment management services provided to the Funds by affiliates of the Advisor, including the custodian, fund accountant, transfer agent and securities lending agent of the Funds, and the role of the Advisor in managing the Funds’ relationship with these service providers;

•	Copies of the Advisory Agreement, Subadvisory Agreement and agreements with other service providers of the Funds;

•	Additional data requested from an independent provider of investment company data by the Independent Trustees on (a) the SSgA Funds money market portfolios to determine the magnitude to which the absolute difference in yields separated the better performing from the poorer performing funds; and (b) the SSgA Funds quantitative equity portfolios to determine how they performed in the larger universe;

•	Draft responses to letters dated February 16, 2011 from the Funds’ Counsel, Goodwin Procter LLP, and reviewed prior to such date by Independent Counsel, Joseph P. Barri, requesting specific information, from each of:

○	The Advisor, with respect to its operations relating to the Funds and its approximate profit margins before taxes from such operations for the Funds’ last fiscal year; the operations of the Subadvisor relating to the to SSgA Tuckerman Active REIT Fund; and the relevant operations of other affiliated service providers to the Funds, together with their approximate profit margins from such relevant operations for the Funds’ last fiscal year;

○	Russell Fund Services Company (“RFSCo”), the administrator for the Funds, with respect to its operations relating to the Funds; and

○	State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Funds (the “Distributor”), with respect to its operations relating to the Funds, together with the Funds’ related distribution plans and arrangements under Rule 12b-1 under the Investment Company Act of 1940, as amended;

88	Basis for Approval of Investment Advisory Contracts

SSgA
Equity Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

•	Excerpts from the Funds’ most recent Prospectuses, Statements of Additional Information and Annual Reports for the fiscal year ended August 31, 2010, including (i) the latest prospectus descriptions of each Fund’s investment objectives, strategies and authorized investment techniques and investments; and (ii) the latest Portfolio Management Discussion of Performance for each Fund, as prepared by its portfolio management team, together with a graphic comparison of the performance of each Fund with its benchmark index, for its fiscal year ended August 31, 2010;

•	Morningstar materials as of December 31, 2010, obtained by an Independent Trustee and circulated to the other Independent Trustees and to Independent Counsel, with respect to the Funds for which such materials were then available; and

•	A summary of the foregoing materials prepared by Independent Counsel.

In addition to the information identified above, the Board considered information provided from time to time by the Advisor, the Subadvisor and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Advisor and/or Subadvisor relating to the performance of the Funds and the investment strategies used in pursuing each Fund’s investment objective.

The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and Subadvisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement and Subadvisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on April 21, 2011 the Board, including a majority of the Independent Trustees, voted to approve the continuation of the Advisory Agreement and Subadvisory Agreement effective May 2, 2010, for an additional year with respect to all Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement and Subadvisory Agreement, the Board evaluated the nature, extent and quality of services provided to each Fund by the Advisor and, with respect to SSgA Tuckerman Active REIT Fund, the Subadvisor.

The Board considered the Advisor’s and Subadvisor’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Advisor in developing and applying proprietary quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Advisor to the evaluation of credit, interest-rate and currency risks. With respect to those Funds that operate as money market mutual funds, the Board considered the Advisor’s success in maintaining the constant dollar value of each Fund through extraordinary market conditions, including the Advisor’s success in avoiding the purchase of instruments that subsequently became impaired as to their value. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management. The Board also considered the business reputation and past experience of the Subadvisor in managing securities issued by publicly traded real estate investment trusts.

The Board reviewed the compliance programs of the Advisor and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Advisor in monitoring each Fund’s securities lending activities.

Basis for Approval of Investment Advisory Contracts	89

SSgA
Equity Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

On the basis of the foregoing and other relevant information, the Board concluded that the Advisor and the Subadvisor can be expected to continue to provide high quality investment management and related services for the Funds.

Fund Performance

The Board compared each Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2010.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory (a) by comparison to the performance of its peer group funds, or (b) after considering steps taken by management to improve the performance of certain Funds.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers. As part of its review, the Board considered each Fund’s management fee (or in the case of SSgA Life Solutions Balanced Fund, SSgA Life Solutions Growth Fund and SSgA Life Solutions Income & Growth Fund, the management fees payable by each Fund’s underlying funds) and total expense ratio (both before and after giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Advisor to the fees charged and services provided to other clients of the Advisor, including institutional accounts. In addition, the Board considered the willingness of the Advisor to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Advisor and Subadvisor, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of similar mutual funds and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Advisor and its affiliates in providing investment advisory and other services to each Fund and to all Funds as a group. The Board considered other direct and indirect benefits received by the Advisor and its affiliates in connection with their relationships with the Funds, including the benefits of research services that may be available to the Advisor as a result of securities transactions effected for the Funds and other investment advisory clients.

The Board concluded that the profitability of the Advisor and its affiliates with respect to each Fund is reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Advisor and its affiliates, on the one hand, and each Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of each Fund and all Funds as a group, the level of profitability of the Advisor and its affiliates with respect to each Fund and all Funds as a group over various time periods, and the comparatively low management fee and expense ratio of each Fund during these periods, it does not appear that the Advisor or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.

90	Basis for Approval of Investment Advisory Contracts

SSgA
Equity Funds

Shareholder Requests for Additional Information — August 31, 2011 (Unaudited)

The Funds have adopted the proxy voting policies of the Advisor. A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities are contained in the Funds’ Statement of Additional Information, which is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the Securities and Exchange Commission’s public reference room.

The Funds will file their complete schedules of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Funds’ semi-annual and annual financial statements. The Funds’ Form N-Q is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the Securities and Exchange Commission’s public reference room.

Shareholder Requests for Additional Information	91

SSgA
Equity Funds

Disclosure of Information about Fund Trustees and Officers —
August 31, 2011 (Unaudited)

The following tables provide information for each trustee and principal officers of the Investment Company, which consists of 20 funds. The first table provides information about the trustees who are interested persons. The second table provides information about the independent trustees. The third table provides information about the officers.

				Number of
			Principal Occupation(s)	Portfolios
	Position(s) Held		During Past 5 Years;	in Fund	Other
Name,	with SSgA Funds;	Term	and Other Relevant	Complex	Directorships Held
Age,	Length of	of	Experience, Attributes	Overseen by	by Trustee
Address	Time Served	Office	and Skills(1)	Trustee	During Past 5 Years
INTERESTED TRUSTEE
Shawn C.D. Johnson Born March 3, 1963 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Trustee since November 2008	Until successor is elected by Trustees	• 2008 to Present, Director of SSgA FM; • 2003 to Present, Senior Managing Director, Chairman, SSgA Investment Committee, State Street Global Advisors; • 2006 to Present, Trustee, Berea College; Member of Berea Investment Committee, Audit Committee and Finance Committee; • 2009 to Present, Member of Virginia Tech Foundation Investment Committee; and • June 2008 to August 2010, Chairman, Financial Service Sector Coordinating Counsel.	20	None

INDEPENDENT TRUSTEES

Lynn L. Anderson Born April 22, 1939 1301 Second Avenue, 18th Floor Seattle, WA 98101	Member, Board of Trustees (Chairman of the Board from 1988 to December 2008) Member, Audit Committee, Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• Until December 2005, Vice Chairman, Frank Russell Company (institutional financial consultant)(Retired); • March 2007 to September 2010, member, IDC Board of Governors; • September 2007 to September 2010, member Investment Company Institute Board of Governors; • September 2008 to September 2010, member Investment Company Institute and IDC Investment Committee; and • Until December 2008, Director, Russell Trust Company (Retired).	20	Until December 2005, Chairman of the Board, 34 Russell Investment Company and 5 Russell Investment Funds (registered investment companies) (Retired).

William L. Marshall Born December 12, 1942 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1988 Chairman, Audit Committee Member, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• Chief Executive Officer and President, Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner and Member, Financial Planners Association; and • Registered Representative and Principal for Securities with Cambridge Investment Research, Inc., Fairfield, Iowa.	20	None

92	Disclosure of Information about Fund Trustees and Officers

SSgA
Equity Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2011 (Unaudited)

				Number of
				Portfolios
	Position(s) Held		Principal Occupation(s)	in Fund	Other
Name,	with SSgA Funds;	Term	During Past 5 Years; and	Complex	Directorships Held
Age,	Length of	of	Other Relevant Experience,	Overseen by	by Trustee
Address	Time Served	Office	Attributes and Skills(1)	Trustee	During Past 5 Years
INDEPENDENT TRUSTEES (continued)

Steven J. Mastrovich (2) Born November 3, 1956 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1988 Member, Audit Committee Chairman, Governance Committee Member, Valuation Committee Member, Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• June 2010 to Present, Managing Director and Head of Private Capital Markets, J.P. Morgan Real Estate and Lodging Investment Banking Group; • January 2009 to June 2010, Managing Director, Head of Investor Relations, Highbridge Principal Strategies (a J.P. Morgan subsidiary); and • October 2000 to January 2009, Global Head of Structured Real Estate and Business Development, J.P. Morgan Investment Management (private real estate investment for clients primarily outside of the US to locate private real estate investments within the US).	20	None

Patrick J. Riley Born November 30, 1948 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1988 Independent Chairman of the Board since January 2009 Member (ex-officio), Audit Committee Member (ex-officio), Governance Committee Member (ex-officio), Valuation Committee Member (ex-officio), Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• 2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; • 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); • 1998 to Present, Independent Director, State Street Global Advisors Ireland, Ltd. (investment company); to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); • 1998 to Present, Independent Director, SSgA Liquidity plc (formerly, SSgA Cash Management Fund plc); • January 2009 to Present, Independent Director, SSgA Fixed Income plc; and • January 2009 to Present, Independent Director, SSgA Qualified Funds plc.	20	None

Disclosure of Information about Fund Trustees and Officers	93

SSgA
Equity Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2011 (Unaudited)

Number of
Portfolios
	Position(s) Held		Principal Occupation(s)	in Fund	Other
Name,	with SSgA Funds;	Term	During Past 5 Years; and	Complex	Directorships Held
Age,	Length of	of	Other Relevant Experience,	Overseen by	by Trustee
Address	Time Served	Office	Attributes and Skills(1)	Trustee	During Past 5 Years
INDEPENDENT TRUSTEES (continued)

Richard D. Shirk Born October 31, 1945 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1988 Member, Audit Committee Member, Governance Committee Member, Valuation Committee Chairman, Qualified Legal and Compliance Committee	Until successor is elected by Trustees
• March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired);
• 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare);
• 1998 to December 2008, Chairman, Board Member and Investment Committee Member, Healthcare Georgia Foundation (private foundation);
• September 2002 to May 2011, Lead Director and Board Member, Amerigroup Corp. (managed health care) (Retired);
• 1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and
• 2003 to 2009, Trustee, Gettysburg College.
				20	None

Bruce D. Taber Born April 25, 1943 1301 Second Avenue, 18th Floor Seattle, WA 98101	Trustee since 1991 Member, Audit Committee Member, Governance Committee Chairman, Valuation Committee Member, Qualified Legal and Compliance Committee	Until successor is elected by Trustees	• 1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); • Until December 2008, Independent Director, SSgA Cash Management Fund plc; • Until December 2008, Independent Director, State Street Global Advisors Ireland, Ltd. (investment companies); and • Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	20	None

(1)	The information reported includes the principal occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.
(2)	Ceased to be a Trustee effective October 3, 2011.

94	Disclosure of Information about Fund Trustees and Officers

SSgA
Equity Funds

Disclosure of Information about Fund Trustees and Officers, continued —
August 31, 2011 (Unaudited)

Position(s) with
Name,	SSgA Funds; and	Term
Age, and	Length of	of	Principal Occupation(s)
Address	Time Served	Office	During Past Five Years
OFFICERS
James E. Ross Born June 24, 1965 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	President and Chief Executive Officer from January 2006 to Present; and Principal Executive Officer since 2005	Until successor is elected by Trustees
• 2005 to Present, President (2001 to 2005, Principal), SSgA Funds Management Inc. (investment advisor);
• March 2006 to Present, Senior Managing Director (2000 to 2006, Principal), State Street Global Advisors; and
• President, Principal Executive Officer and Trustee, SPDR Series Trust, SPDR Index Shares Funds; and Select Sector SPDR Trust; President, Principal Executive Officer and Trustee, State Street Master Funds and State Street Institutional Investment Trust; President and Principal Executive Officer, State Street Navigator Securities Lending Trust (registered investment companies).

Ellen M. Needham Born January 4, 1967 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Vice President since May 2006	Until successor is elected by Trustees
• Chief Operating Officer and Vice President, SSgA Funds Management, Inc. (investment advisor);
• March 2011 to Present, Senior Managing Director (July 2007 to March 2011, Managing Director; June 2006 to July 2007, Vice President; 2000 to June 2006, Principal), State Street Global Advisors; and
• Vice President, State Street Master Funds and State Street Institutional Investment Trust (registered investment companies).

Jacqueline Angell Born October 12, 1974 State Street Financial Center One Lincoln Street Boston, MA 02111-2900	Chief Compliance Officer since April 2011	Until successor is elected by Trustees	• July 2008 to Present, Vice President, State Street Global Advisors; and • April 2006 to June 2008, Director, Investment Advisor Oversight, Fidelity Investments.

Mark E. Swanson Born November 26, 1963 1301 Second Avenue, 18th Floor Seattle, WA 98101	Treasurer and Principal Accounting Officer since 2000	Until successor is elected by Trustees
• 2009 to Present, Global Head of Fund Operations, Russell Investments;
• 1998 to 2009, Director, Fund Administration, Russell Investment Management Company, Russell Fund Services Company, Russell Trust Company and Russell Financial Services Company; and
• Treasurer and Chief Accounting Officer, Russell Investment Company and Russell Investment Funds.

Sandra G. Richardson Born January 12, 1971 1096 Avenue of the Americas 14th Floor New York, NY 10036	Secretary and Chief Legal Officer since 2010	Until successor is elected by Trustees
• September 2010 to Present, Associate General Counsel (January 2008 to September 2010, Associate Counsel), Russell Investments; and
• November 2003 to November 2007, Associate, Kirkpatrick & Lockhart Preston Gates Ellis LLP.

Disclosure of Information about Fund Trustees and Officers	95

SSgA
Equity Funds
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
(800) 647-7327

Trustees
Lynn L. Anderson
Shawn C.D. Johnson
William L. Marshall
Steven J. Mastrovich*
Patrick J. Riley, Chairman
Richard D. Shirk
Bruce D. Taber
Officers
James E. Ross, President, Chief Executive Officer and
Principal Executive Officer
Mark E. Swanson, Treasurer and Principal Accounting
Officer
Ellen M. Needham, Vice President
Jacqueline Angell, Chief Compliance Officer
Sandra G. Richardson, Secretary and Chief Legal Officer
Ross E. Erickson, Assistant Treasurer
Kimberlee A. Lloyd, Assistant Treasurer
David J. Craig, Assistant Treasurer
Carla L. Anderson, Assistant Secretary
Investment Advisor
SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900

Custodian and Office of Shareholder Inquiries
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171
Transfer and Dividend Paying Agent
Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, Massachusetts 02171
Distributor
State Street Global Markets, LLC
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2900
Administrator
Russell Fund Services Company
1301 Second Avenue
18th Floor
Seattle, Washington 98101
Legal Counsel
Goodwin Procter LLP
Exchange Place
Boston, Massachusetts 02109
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116

* Ceased to be a Trustee effective October 3, 2011.

Distributor: State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSgA Funds pay State Street Bank and Trust Company for its services as custodian, transfer agent and shareholder servicing agent and pays SSgA Funds Management, Inc. for investment advisory services.

This information must be preceded or accompanied by a current prospectus or summary prospectus. Read the prospectus carefully before you invest or send money.

96	Fund Management and Service Providers

SSGA EQUITY AR

Item 2. Code of Ethics. [Annual Report Only]
(a)	As of the end of the period covered by the report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer (“Code”).

(b)	That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:
1)	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2)	full, fair, accurate, timely and understandable disclosure in reports and documents that a Registrant files with, or submits to, the Securities Exchange Commission (“SEC”) and in other public communications made by a Registrant;

3)	compliance with applicable laws and governmental rules and regulations;

4)	the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and

5)	accountability for adherence to the Code.
(c)	As of the end of the period covered by the report, there have been no amendments to the Code that applies to the Registrant’s principal executive officer and principal financial officer.

(d)	As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the Registrant’s principal executive officer and principal financial officer.

(e)	Not applicable.

(f)	The Registrant has filed with the Commission, pursuant to Item 12(a), a copy of the Code that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.
Item 3. Audit Committee Financial Expert. [Annual Report Only]
Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. Richard D. Shirk qualifies as an Audit Committee Financial Expert and is “independent” for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR. Mr. Shirk’s relevant experience includes his positions as former Chairman, President and Chief Executive Officer, Cerulean Companies, Inc.; former President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia; former Chairman, Board Member and Investment Committee Member,

Healthcare Georgia Foundation; and Lead Director and Board Member, Amerigroup Corp.
Item 4. Principal Accountant Fees and Services. [Annual Report Only]
Audit Fees
(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:
2010 $628,200
2011 $606,200
Audit-Related Fees
(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services
2010 2011	$0 $0	Performance of a desk review with respect to 02/28/10 semi-annual reports Performance of a desk review with respect to 02/28/11 semi-annual reports
Tax Fees
(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

	Fees	Nature of Services
2010	$117,025	Tax services
2011	$115,900	Tax services

(e)	(1) Registrant’s audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant’s accountants:
For the period ended August 31, 2011

SSgA Funds
Audit and Non-Audit Services Pre-Approval Policy
I.	Statement of Purpose.
This Policy is designed to apply to any and all engagements by the SSgA Funds (“Funds”) of the firm that is the independent auditor to the Funds for audit, non-audit, tax or other services to the Funds. In addition, this Policy is designed to apply to any engagements by the advisor to the Funds or to any affiliate of the advisor to the Funds of the firm that is the independent auditor to the Funds for audit, non-audit, tax or other services that affect the operations of the Funds. Except as specifically set forth herein, this Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the independent auditor to the Funds. This Policy does not apply to the engagement of a firm of certified public accountants by the advisor to the Funds or to any affiliate of the advisor to the Funds.
II.	Statement of Principles.
Under the Sarbanes-Oxley Act of 2002 (the “Act”), the audit committee of the SSgA Funds (“Audit Committee”) is charged with responsibility to oversee the work of the firms that provide independent auditing services to the Funds. As part of these responsibilities, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor for the Funds to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor would be deemed impaired if the auditor provides a service whereby it:
•	Functions in the role of management of the Funds, the advisor of the Funds or any other affiliate[1] of the Funds;

•	Is in the position of auditing its own work; or

•	Serves in an advocacy role for the Funds, the advisor of the Funds or any other affiliate of the Funds.
Accordingly, it is the policy of the Funds that the independent auditor for the Funds must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for the Funds. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Funds of its independent auditor, whether for audit, audit-related, tax, or other non-audit services.

[1]	For purposes of this Policy, if the engagement of the independent auditor relates directly to the operations and financial reporting of the Funds, an affiliate of the Funds is defined as the Funds’ principal investment advisor (but not a sub-advisor whose role is primarily portfolio management and whose activities are overseen by the principal investment advisor), and any entity controlling, controlled by, or under common control with the principal investment advisor that provides regular and ongoing services to the Funds.

Rules adopted by the United States Securities and Exchange Commission (the “SEC”) establish two separate approaches to the pre-approval of services by the Audit Committee. The proposed services may either receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the Funds, together with a budget of expected costs for those services (“general pre-approval”) or specific pre-approval by the Audit Committee of all services provided to the Funds on a case-by-case basis (“specific pre-approval”). The appendices to this Policy list the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. These appendices refer to Schedules A-E, representative forms of which are attached to this Policy. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee, before any such services can be provided by the independent auditor. Any proposed service that exceeds the pre-approved budget for those services will also require specific pre-approval by the Audit Committee.
III.	Delegation
As provided in the Act and in the SEC’s rules, the Audit Committee may delegate either general or specific pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee has delegated general pre-approval authority to the Chairman and Alternate Chairman of the Audit Committee.
IV.	Audit Services
The annual engagement terms and fees for the Funds independent auditor will be subject to the specific pre-approval of the Audit Committee. The audit services to be provided by that engagement include the annual financial statement audit and other procedures required by the independent auditor to be performed in order to be able to form an opinion on the financial statements for each of the Funds for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Funds’ systems of internal control, and consultations relating to the audit or any quarterly reviews that may be required. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls.
In addition to the pre-approval by the Audit Committee of the engagement of the independent auditor to perform annual audit services, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These may include services associated with statements, reports and other documents filed by the Funds with the SEC or the securities, banking or other financial services authorities with jurisdiction over the operations of the Funds.

The Audit Committee will pre-approve the audit services set forth in Schedule A to Appendix 1, “Fees and Expenses Incurred Under Pre-Approval and Communications,” which is incorporated herein by reference. All other audit services not listed in Schedule A must be specifically pre-approved by the Audit Committee.
V.	Audit-Related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Funds, or the separate financial statements for certain of the Funds that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee will pre-approve the audit-related services set forth in Schedule B to “Fees and Expenses Incurred Under Pre-Approval and Communications,” which is incorporated herein by reference. All other audit-related services not listed in Schedule B must be specifically pre-approved by the Audit Committee.
VI.	Tax Services
The Audit Committee believes that the independent auditor can provide tax services to the Funds, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence. In addition, the Audit Committee should also scrutinize carefully the retention of an independent auditor in a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will pre-approve the tax services set forth in Schedule C to “Fees and Expenses Incurred Under Pre-Approval and Communications,” which is incorporated herein by reference. All other tax services not listed in Schedule C must be specifically pre-approved by the Audit Committee.
VII.	All Other Services
The Audit Committee may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, provided that the Audit Committee reasonably believes that the provision of those services would not impair or compromise the independence of the auditor and the services are consistent with the SEC’s rules (or other applicable rules) governing auditor independence.
The Audit Committee will pre-approve the permissible “all other services” set forth in Schedule D to “Fees and Expenses Incurred Under Pre-Approval and Communications,” which is incorporated herein by reference. Those permissible all other services not listed in Schedule D must be specifically pre-approved by the Audit Committee. The Audit Committee determined that any member of the Audit Committee may approve expenditures of not more than $25,000 for permissible non-audit services not already itemized in Schedule D.
A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix 2. The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any of the listed exceptions. Under no circumstance may an executive, manager or associate of the Funds, or of any advisor to the Funds, authorize the independent auditor for the Funds to provide prohibited non-audit services.
VIII.	Procedures
All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the Clearance Committee2 and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed periodically by the Clearance Committee of any such services rendered by the independent auditor. In the event the Clearance Committee determines that a service is not included in the group of pre-approved services, the Clearance Committee shall treat this as a request to provide services requiring pre-approval.
Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted first to the Clearance Committee. After review by the Clearance Committee, the request or application will be submitted by both the independent auditor and the Clearance Committee to the Audit Committee, and must be accompanied by a statement from each as to whether, in their view, the request or application is consistent with the SEC’s rules (or other applicable rules) governing auditor independence.
The Audit Committee has delegated to the Clearance Committee the responsibility to monitor the performance of all services to be provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Clearance Committee will report to the Audit Committee on a periodic basis on the results of its monitoring activities. The Clearance Committee will report immediately to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Clearance Committee.

[2]	The Clearance Committee shall be comprised of the Funds’ Treasurer and Principal Financial Officer, and President and Principal Executive Officer. A member of the Legal Department of the Funds’ administrator shall serve as an advisory member to the Clearance Committee. The Clearance Committee may act together or individually in the event one of the members is unavailable should consultation be necessary.

IX.	Additional Requirements
The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the internal auditor’s continuing independence from affiliates of the Funds, including State Street Holding Corporation (“State Street”). Such efforts will include, but not be limited to, reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and State Street and its subsidiaries and affiliates, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Adopted:	July 14, 2003
Revised:	February 3, 2009
Reviewed:	July 13, 2010

Appendix 1
FEES AND EXPENSES INCURRED UNDER PRE-APPROVAL AND COMMUNICATIONS
Schedules A through C
Schedule A
Pre-Approved Audit Services for 2011
For the Fiscal Year Ending August 31, 2011
Service
Annual audit of the financial statements for the SSgA Funds (20 funds)
Audits of new Funds launched during the period covered by the audit.
Other audit and special reports which include, but are not limited to:
•	Accounting and regulatory consultations and tax services required to perform an audit of the Funds in accordance with Generally Accepted Auditing Standards

•	All services relating to filings with the SEC under the 1933, 1934 or 1940 Acts, including the issuance of auditor’s consents
Examinations of securities pursuant to Rule 17f-2 of the Investment Company Act of 1940
Examinations of securities pursuant to Rule 17f-2 of the Investment Company Act of 1940 of new Funds launched during the period covered by the audit.
Combined Pre-Approved Audit Services shall not exceed:
Schedule B
Pre-Approved Audit-Related Services for 2011
For the Fiscal Year Ending August 31, 2011
Service
Performance of desk review for:
Consultations with the advisor or administrator or individual funds regarding accounting, operational or regulatory implications of proposed or actual holdings, transactions, strategies or accounting pronouncements affecting existing or proposed funds.
Other audits, limited reviews, or services related to operations of the funds where the services are provided in accordance with Auditing or Attestation Standards.

Schedule C
Pre-Approved Tax Services for 2011
For the Fiscal Year Ending August 31, 2011
Service
Review (from the books and records of the Funds) and sign as preparer the U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC for the Funds’ tax year ending August 31, 2010. (20 funds)
Review (from the books and records of the Funds) the calculations of net income, gains and required distributions for the excise year ending December 31, 2010, as prepared by the Funds’ management for final review and approval by management.
Review the Return of Excise Tax on Undistributed Income of Regulated Investment Companies, Form 8613, for the Funds for the excise year ending December 31, 2010.
The independent auditor will also provide tax services necessary to respond to matters presented by the Funds’ management on behalf of the Funds, or to matters the independent auditor brings to the attention of the Funds’ management and for which the Funds’ management agrees that the independent auditor should provide assistance to the Funds. These services would include research, discussions, preparation of memoranda, correspondence with taxing authorities and attendance at meetings relating to such matters, as reasonably determined by the Funds’ management to be necessary. The services would also include tax consultation with the Funds’ principal investment advisor related to the operations and investments of existing or proposed Funds. These services may include:
•	Services with respect to the Funds’ compliance with the asset diversification and gross income tests so as to assure qualification as a regulated investment company under the tax laws ( e.g. valuation of derivatives and the identification of issuers).

•	Services related to determining the Funds’ distributable income and gains (e.g. tax elections, defaulted bonds, redemptions in-kind and contributions in-kind).

•	Services related to shareholder tax issues (e.g. information reporting, shareholder subscriptions and redemptions).

•	Services related to state and foreign tax issues (e.g. capital gains tax in foreign countries).

•	Services related to investments in securities and derivatives (e.g. new security types, corporate actions).

•	Services related to proposed or actual financial transactions (e.g. start-up of new fund or portfolio, mergers or liquidations).

•	Review and provide consultation on the preparation of Fiscal to Excise Reconciliation Calculations.
Tax Services for new Funds launched during the period covered by the audit.

Appendix 2
Prohibited Non-Audit Services
April 5, 2004
•	Bookkeeping or other services relating to the accounting records or financial statements of the Funds

•	Financial information system design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources services

•	Broker-dealer, investment advisor or investment banking services

•	Legal services

•	Expert services unrelated to the audit

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows

Audit Fees	0%
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%
(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.
(g) The aggregate non-audit fees billed by Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were as follows:
2010 $0
2011 $0
(h) The Registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants.
The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). Members of the standing audit committee include the Independent Trustees of the Registrant other than the Independent Chairman, who participates ex officio: William L. Marshall, Chairman; Richard D. Shirk, Audit Committee Financial Expert; Lynn L. Anderson, Member; Bruce D. Taber, Member.
Item 6. [Schedules of Investments are included as part of the Report to Shareholders filed under Item 1 of this form]

Items 7-9. [Not Applicable]
Item 10. Submission of Matters to a Vote of Security Holders
There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.
Item 11. Controls and Procedures
(a) Registrant’s principal executive officer and principal financial officer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

(b) There were no significant changes in Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant’s internal control over financial reporting.
Item 12. Exhibit List
(a) Registrant’s code of ethics described in Item 2.

(b) Certification for principal executive officer of Registrant as required by Rule 30a-2(a) under the Act and certification for principal financial officer of Registrant as required by Rule 30a-2(a) under the Act.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
SSgA FUNDS

By:	/s/ James E. Ross
James E. Ross
President and Principal Executive Officer

Date: October 28, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James E. Ross
James E. Ross
President and Principal Executive Officer

Date: October 28, 2011

By:	/s/ Mark E. Swanson
Mark E. Swanson
Principal Financial Officer, Principal Accounting Officer and Treasurer

Date: October 28, 2011